PROSPECTUS
 (VERSION 1 - dated July 17, 2008, as supplemented effective January 26, 2009)
                                       1



                THE ALLIANZ VISION[SM] VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
             ALLIANZ LIFE[R] VARIABLE ACCOUNT B AND
                ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
FOR YOUR CONVENIENCE WE HAVE PROVIDED A GLOSSARY (SEE SECTION 13) THAT DEFINES KEY, CAPITALIZED TERMS THAT ARE USED IN THIS PROSPECTUS.

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our).

The Contract is a "flexible purchase payment" contract* because you (the Owner) can make more than one Purchase Payment, subject to certain restrictions. The Contract is "variable" because the Contract Value and any variable Annuity Payments you receive will increase or decrease depending on the performance of the Investment Options you select (in this prospectus, the term "Investment Options" refers only to the variable Investment Options listed on the following page, and not to any fixed investment choices). The Contract is "deferred" because you do not begin receiving regular Annuity Payments immediately.


* Contracts issued in the state of Massachusetts with the Target Date Retirement Benefit are issued as limited premium variable deferred annuity contracts.


THE BASIC CONTRACT (BASE CONTRACT) offers a variety of standard features including a number of different Investment Options, multiple annuitization options, a free withdrawal privilege, and a death benefit. THE CONTRACT ALSO OFFERS OPTIONAL BENEFITS (subject to certain restrictions and availability) that are each AVAILABLE FOR AN ADDITIONAL CHARGE. You can select only one of the following optional benefits: the Bonus Option, the Short Withdrawal Charge Option, or the No Withdrawal Charge Option. You can also select only one of the following optional benefits: the Target Date 10 Benefit, the Lifetime Plus II Benefit or the Lifetime Plus 10 Benefit. The optional Quarterly Value Death Benefit is available with all other optional benefits. These optional benefits are subject to certain date and/or age restrictions for selecting and exercising the benefits. For more details and additional information, please see section 11, Selection of Optional Benefits; section 11.a, The Target Date Retirement Benefits; section 11.b, The Lifetime Plus Benefits; and section 11.c, Other Optional Benefits. ANNUITY CONTRACTS THAT CREDIT A BONUS GENERALLY HAVE HIGHER FEES AND CHARGES THAN CONTRACTS THAT DO NOT CREDIT A BONUS. THEREFORE, THE AMOUNT OF CREDIT RECEIVED UNDER THE BONUS OPTION MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH IT.

Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The table of contents of the SAI appears before the Privacy and Security Statement in this prospectus. The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

VARIABLE ANNUITY CONTRACTS ARE COMPLEX INSURANCE AND INVESTMENT VEHICLES. BEFORE YOU INVEST, BE SURE TO ASK YOUR REGISTERED REPRESENTATIVE ABOUT THE CONTRACT'S FEATURES, BENEFITS, RISKS AND FEES, AND WHETHER THE CONTRACT IS APPROPRIATE FOR YOU BASED UPON YOUR FINANCIAL SITUATION AND OBJECTIVES.


Dated: July 17, 2008, as supplemented January 26, 2009



The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

We currently offer the Investment Options listed below. You can invest in up to 15 Investment Options at any one time. One or more of the Investment Options may not be available in your state. We may add, substitute or remove Investment Options in the future. WE DO NOT CURRENTLY OFFER A FIXED ACCOUNT. CONTRACTS WITH ONE OF THE TARGET DATE RETIREMENT BENEFITS OR ONE OF THE LIFETIME PLUS BENEFITS ARE SUBJECT TO RESTRICTIONS ON ALLOCATIONS AND TRANSFERS AMONG CERTAIN INVESTMENT OPTIONS. FOR MORE INFORMATION ON THE RESTRICTIONS, SEE THE "INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING" DISCUSSIONS IN SECTION 11.A, THE TARGET DATE RETIREMENT BENEFITS;
SECTION 11.B, THE LIFETIME PLUS BENEFITS; SEE ALSO APPENDIX D.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

AIM
AZL[R] AIM International Equity Fund


BLACKROCK
AZL[R ]BlackRock Capital Appreciation Fund
AZL[R] BlackRock Growth Fund
AZL[R] Money Market Fund
BlackRock Global Allocation V.I. Fund

COLUMBIA
AZL[R] Columbia Mid Cap Value Fund
AZL[R] Columbia Small Cap Value Fund
AZL[R] Columbia Technology Fund


DAVIS
AZL[R] Davis NY Venture Fund
Davis VA Financial Portfolio

DREYFUS
AZL[R] Dreyfus Founders Equity Growth Fund
AZL[R] S&P 500 Index Fund
AZL[R ]Small Cap Stock Index Fund

FIRST TRUST
AZL[R] First Trust Target Double Play Fund

FRANKLIN TEMPLETON
AZL[R] Franklin Small Cap Value Fund
Franklin Global Communications Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Global Income Securities Fund
Templeton Growth Securities Fund

FUSION PORTFOLIOS
AZL[R] Fusion Balanced Fund
AZL[R] Fusion Growth Fund
AZL[R] Fusion[ ]Moderate Fund

JENNISON
AZL[R] Jennison 20/20 Focus Fund


JP MORGAN
AZL[R] JPMorgan Large Cap Equity Fund
AZL[R] JPMorgan U.S. Equity Fund


NICHOLAS-APPLEGATE
AZL[R] NACM International Fund


OPPENHEIMER CAPITAL
AZL[R] OCC Opportunity Fund
OpCap Mid Cap Portfolio[(1)]

OPPENHEIMER FUNDS
AZL[R] Oppenheimer Global Fund
AZL[R] Oppenheimer International Growth Fund


PIMCO
AZL[R] PIMCO Fundamental IndexPLUS Total Return Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn[TM] Strategy Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

SCHRODER
AZL[R] Schroder Emerging Markets Equity Fund
AZL[R] Schroder International Small Cap Fund

TARGETPLUS PORTFOLIOS
AZL TargetPLUS[SM] Balanced Fund
AZL TargetPLUS[SM] Equity Fund
AZL TargetPLUS[SM] Growth Fund
AZL TargetPLUS[SM] Moderate Fund

TURNER
AZL[R] Turner Quantitative Small Cap Growth Fund

VAN KAMPEN
AZL[R] Van Kampen Comstock Fund
AZL[R] Van Kampen Equity and Income Fund
AZL[R] Van Kampen Global Franchise Fund
AZL[R] Van Kampen Global Real Estate Fund
AZL[R] Van Kampen Growth and Income Fund
AZL[R] Van Kampen Mid Cap Growth Fund


(1)A fund of the Premier VIT series.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

TABLE OF CONTENTS
FEE TABLES........................5
  Contract Owner Transaction Expenses5
  Contract Owner Periodic Expenses6
  Annual Operating Expenses of the Investment Options8
  Examples........................8
1.THE VARIABLE ANNUITY CONTRACT..10
  Ownership......................11
2.PURCHASE.......................12
  Purchase Payments..............12
  Automatic Investment Plan (AIP)12
  Allocation of Purchase Payments13
  Tax-Free Section 1035 Exchanges13
  Faxed Applications.............14
  Free Look/Right to Examine.....14
  Accumulation Units/Computing the Contract Value14
3.THE ANNUITY PHASE..............15
  Income Date....................16
  Partial Annuitization..........16
  Annuity Options................17
  Annuity Payments...............19
4.INVESTMENT OPTIONS.............20
  Substitution and Limitation on Further Investments26
  Transfers......................26
  Excessive Trading and Market Timing28
  Dollar Cost Averaging (DCA) Program30
  Flexible Rebalancing...........30
  Financial Advisers - Asset Allocation Programs31
  Voting Privileges..............31
5.OUR GENERAL ACCOUNT............32
6.EXPENSES.......................32
  Mortality and Expense Risk (M&E) Charges32
  Contract Maintenance Charge....34
  Withdrawal Charge..............34
  Transfer Fee...................36
  Premium Taxes..................36
  Income Taxes...................37
  Investment Option Expenses.....37
7.TAXES..........................37
  Annuity Contracts in General...37
  Qualified Contracts............37
  Multiple Contracts.............38
  Partial 1035 Exchanges.........38
  Distributions - Non-Qualified Contracts39
  Distributions - Qualified Contracts39
  Assignments, Pledges and Gratuitous Transfers40
  Death Benefits.................41
  Withholding....................41
  Federal Estate Taxes...........41
  Generation-Skipping Transfer Tax41
  Foreign Tax Credits............41
  Annuity Purchases by Nonresident Aliens and
  Foreign Corporations...........41
  Possible Tax Law Changes.......41
  Diversification................42
  Required Distributions.........42
8.ACCESS TO YOUR MONEY...........43
  Free Withdrawal Privilege......44
  Waiver of Withdrawal Charge Benefit44
  Systematic Withdrawal Program..45
  The Minimum Distribution Program and Required Minimum Distribution (RMD)
     Payments                    45
  Suspension of Payments or Transfers45
9.ILLUSTRATIONS..................46
10.DEATH BENEFIT.................46
  Traditional Death Benefit......46
  Death of the Owner and/or Annuitant Under
  All Other Contracts............48
  Death Benefit Payment Options..51
11.SELECTION OF OPTIONAL BENEFITS51
  Optional Benefit Overview......51
  Replacing the Optional Benefits53
  Choosing Between the Target Date 10 Benefit and the Lifetime Plus Benefits53 11.A THE TARGET DATE RETIREMENT BENEFITS54
  Adding the Target Date 10 Benefit to Your Contract55
  Removing a Target Date Retirement Benefit from
  Your Contract..................56
  The Target Value Date..........56
  Calculating the Target Value...57
  Investment Option Allocation and Transfer Restrictions and Quarterly
     Rebalancing                 57
  Termination of a Target Date Retirement Benefit58
11.B THE LIFETIME PLUS BENEFITS..58
  Adding one of the Lifetime Plus Benefits to
  Your Contract..................60
  Removing one of the Lifetime Plus Benefits from
  Your Contract..................61
  Who is Considered a Covered Person(s)?61
  If You Begin Receiving Lifetime Plus Payments63
  Lifetime Plus Payments.........64
  Automatic Annual Payment Increases to the
  Lifetime Plus Payments.........68
  The Benefit Base...............72
  The Quarterly Anniversary Value72
  The 5% Annual Increase Under the
  Lifetime Plus Benefit..........73
  Manual Resets of the 5% Annual Increase Under the Lifetime Plus Benefit74 The Highest Annual Increase Under the
  Lifetime Plus II Benefit.......74


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

  The Enhanced 5% Annual Increase Under the
  Lifetime Plus II Benefit.......75
  Automatic Resets of the Enhanced 5% Annual Increase Under the Lifetime Plus II
     Benefit                     76
  The 10% Annual Increase Under the
  Lifetime Plus 10 Benefit.......77
  Automatic Resets of the 10% Annual Increase Under the Lifetime Plus 10 Benefit
     78
  Investment Option Allocation and Transfer Restrictions and Quarterly
     Rebalancing                 78
  Taxation of Lifetime Plus Payments80
  Termination of the Lifetime Plus Benefit, Lifetime Plus II Benefit, and
     Lifetime Plus 10 Benefit    80
11.C OTHER OPTIONAL BENEFITS.....81
  Quarterly Value Death Benefit..81
  Bonus Option...................82
  Short Withdrawal Charge Option.83
  No Withdrawal Charge Option....83
12.OTHER INFORMATION.............84
  Allianz Life...................84
  The Separate Account...........84
  Distribution...................84
  Additional Credits for Certain Groups85
  Administration/Allianz Service Center86
  Legal Proceedings..............86
  Financial Statements...........86
13.GLOSSARY......................86
14.TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)90 15.PRIVACY AND SECURITY STATEMENT91
APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION93
APPENDIX B - CONDENSED FINANCIAL INFORMATION97
APPENDIX C - TARGET VALUE CALCULATION AND EXAMPLES100
  Calculating the Target Value Under the
  Target Date Retirement Benefits100
  Examples of the Target Value Calculations100
  Example of the Effect of a Partial Withdrawal on the Target Value101
APPENDIX D - INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND
  QUARTERLY REBALANCING          102
  Determining the Maximum Allowable and
  Minimum Required Group Allocation104
  Determining the Required Group Allocation105
  Examples of Quarterly Rebalancing106
APPENDIX E - QUARTERLY ANNIVERSARY VALUE CALCULATION AND EXAMPLES109
  Calculating the Quarterly Anniversary Value Under the Lifetime Plus Benefits
     109
  Calculating the Quarterly Anniversary Value Under the Quarterly Value Death
     Benefit                    109
  Examples of the Quarterly Anniversary Value
  Calculations..................110
  Example of the Effect of a Partial Withdrawal on the Quarterly Anniversary
     Value                      111
APPENDIX F - CALCULATIONS AND EXAMPLES OF THE
5% ANNUAL INCREASE AND ENHANCED 10-YEAR VALUE UNDER THE LIFETIME PLUS BENEFIT111
  Calculating the 5% Annual Increase111
  Calculating the Enhanced 10-Year Value112
  Examples of the 5% Annual Increase and the
  Enhanced 10-Year Value Calculation113
  Example of the Effect of a Large Additional Purchase Payment on the Enhanced
     10-Year Value              114
APPENDIX G - CALCULATIONS AND EXAMPLES OF THE
HIGHEST ANNUAL INCREASE UNDER THE
LIFETIME PLUS II BENEFIT........115
  Calculating the Enhanced 5% Annual Increase115
  Calculating the Enhanced 10-Year Value116
  The Highest Annual Increase...117
  Example of the Highest Annual Increase117
  Example of the Effect of a Large Additional Purchase Payment on the Enhanced
     10-Year Value              119
APPENDIX H - CALCULATIONS AND EXAMPLE OF THE
10% ANNUAL INCREASE UNDER THE
LIFETIME PLUS 10 BENEFIT........120
  Calculating the 10% Annual Increase120
  Example of the 10% Annual Increase121
APPENDIX I - WITHDRAWAL CHARGE EXAMPLES122
FOR SERVICE OR MORE INFORMATION.124








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

FEE TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.

The first tables describe the fees and expenses that you will pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES
WITHDRAWAL CHARGE DURING THE ACCUMULATION PHASE[(1),(2)]
(as a percentage of each Purchase Payment withdrawn)

                                                                                 WITHDRAWAL CHARGE AMOUNT[
                                                                                      ]BASE CONTRACT
    NUMBER OF COMPLETE YEARS SINCE WE RECEIVED YOUR           CONTRACT WITH      CONTRACT WITH THE           CONTRACT WITH THE
                   PURCHASE PAYMENT                                THE        SHORT WITHDRAWAL CHARGE      NO WITHDRAWAL CHARGE
                                                                  BONUS             OPTION[(3)]               OPTION[(3),(5)]
                                                             OPTION[(3),(4)]
                           0                            8.5%            8.5%                       8.5%                          0%
                           1                            8.5%            8.5%                       7.5%                          0%
                           2                            7.5%            8.5%                       5.5%                          0%
                           3                            6.5%              8%                         3%                          0%
                           4                              5%              7%                         0%                          0%
                           5                              4%              6%                         0%                          0%
                           6                              3%              5%                         0%                          0%
                           7                              0%              4%                         0%                          0%
                           8                              0%              3%                         0%                          0%
                    9 years or more                       0%              0%                         0%                          0%

TRANSFER FEE[(6)]...................$25

PREMIUM TAXES[(7)]...........0% to 3.5%
(as a percentage of each Purchase Payment)


(1)The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. There is no free withdrawal privilege during the Annuity Phase or after you begin to receive Lifetime Plus Payments under one of the Lifetime Plus Benefits (if applicable). Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. For more details and additional information on other penalty-free withdrawal options, please see the discussion of the free withdrawal privilege and other information that appears in section 8, Access to Your Money; and section 11.b, The Lifetime Plus Benefits.
  NOTE: No withdrawal charge applies if you select the No Withdrawal Charge Option at Contract issue. For more details and additional information, please see the discussion that appears in section 11.c, Other Optional Benefits - No Withdrawal Charge Option.


(2)The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any Purchase Payments withdrawn (excluding any penalty-free withdrawals), less any withdrawal charges.
(3)Some or all of the optional benefits may not be available to you; check with your registered representative. If the optional benefits are available, you can select only one of the following at issue for an additional M&E charge:
  Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. For more information, see Separate Account Annual Expenses in this section;
  section 11, Selection of Optional Benefits; and section 11.c, Other Optional Benefits.
(4)In Connecticut, the withdrawal charge is 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, 2% and 0% for the time periods referenced. For more information, please see section 6, Expenses - Withdrawal Charge.


(5)If you select the No Withdrawal Charge Option, you must also select either the Target Date 10 Benefit or one of the Lifetime Plus Benefits.
(6)The first twelve transfers in a Contract Year are free. We do not count any transfers made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for any of the Target Date Retirement Benefits or Lifetime Plus Benefits, against any free transfers we allow. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 6, Expenses - Transfer Fee.


(7)It is our current practice not to make deductions from the Contract to reimburse ourselves for premium taxes that we pay until the earliest of: the Income Date that you take a Full Annuitization, the date of full withdrawal, or full distribution of the death benefit. This charge varies by state. For more information, please see section 6, Expenses - Premium Taxes.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

CONTRACT OWNER PERIODIC EXPENSES
The next tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including the Investment Options' fees and expenses. The Separate Account annual expenses include the mortality and expense risk (M&E) charge.

DURING THE ACCUMULATION PHASE:

CONTRACT MAINTENANCE CHARGE[(8)]....$50
(per Contract per year)

(8)We waive this charge if the Contract Value (or Bonus Value, if applicable) is at least $100,000 at the time we are to deduct the charge. If the total Contract Value (or Bonus Value) for all your Contracts that are registered with the same social security number is at least $100,000, we waive the charge on all of your Contracts. For more information, please see section 6, Expenses
  - Contract Maintenance Charge.
SEPARATE ACCOUNT ANNUAL EXPENSES[(9)]
(the annualized rate is realized on a daily basis as a percentage of the net asset value of the Investment Option)

                                                                                                               CURRENT     MAXIMUM
                                                                                                             M&E CHARGE   POTENTIAL
                                                                                                                         M&E CHARGE
Base Contract                                                                                                   1.40%       1.40%

ADDITIONAL M&E CHARGE FOR OPTIONAL BENEFITS
QUARTERLY VALUE DEATH BENEFIT[(10)]                                                                             0.30%       0.30%
BONUS OPTION                                                                                                   ]0.30%       0.30%
(the M&E charge is assessed against the Bonus Value)[(11)
SHORT WITHDRAWAL CHARGE OPTION                                                                                  0.25%       0.25%


NO WITHDRAWAL CHARGE OPTION                                                                                     0.35%       0.35%
(also requires selection of one of the following at issue: Target Date 10 Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit)



THE FOLLOWING VERSIONS OF THESE BENEFITS ARE AVAILABLE FOR SELECTION ON OR AFTER JANUARY 26, 2009.[(12)]
TARGET DATE 10 BENEFIT                                                                                          0.55%       0.55%
LIFETIME PLUS II BENEFIT AND LIFETIME PLUS 10 BENEFIT
 SINGLE LIFETIME PLUS PAYMENTS                                                                               0.95%[(13)] 1.60%[(14)]
 JOINT LIFETIME PLUS PAYMENTS                                                                                1.10%[(15)] 1.75%[(16)]

THE FOLLOWING VERSIONS OF THESE BENEFITS WERE AVAILABLE BEFORE JANUARY 26, 2009, BUT ARE NO LONGER AVAILABLE.


TARGET DATE RETIREMENT BENEFIT                                                                                  0.40%       0.40%
LIFETIME PLUS BENEFIT
 SINGLE LIFETIME PLUS PAYMENTS                                                                               0.70%[(13)] 1.50%[(14)]
 JOINT LIFETIME PLUS PAYMENTS                                                                                0.85%[(15)] 1.65%[(16)]
LIFETIME PLUS II BENEFIT AND LIFETIME PLUS 10 BENEFIT
 SINGLE LIFETIME PLUS PAYMENTS[(17)]                                                                         0.80%[(13)] 1.60%[(14)]
 JOINT LIFETIME PLUS PAYMENTS[(18)]                                                                          0.95%[(15)] 1.75%[(16)]


NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS THAT ALSO INCLUDE THE CUMULATIVE WITHDRAWAL BENEFIT:
There is no additional charge or fee for the Cumulative Withdrawal Benefit.


                                                                                              MAXIMUM POTENTIAL M&E CHARGE FOR A
                                                                                           CONTRACT WITH MULTIPLE OPTIONAL BENEFITS
CONTRACT WITH THE QUARTERLY VALUE DEATH BENEFIT, THE NO WITHDRAWAL CHARGE OPTION, AND                        3.80%
EITHER THE LIFETIME PLUS II BENEFIT OR
LIFETIME PLUS 10 BENEFIT (JOINT LIFETIME PLUS PAYMENTS)













The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

DURING THE ANNUITY PHASE:

CONTRACT MAINTENANCE CHARGE[(19)]...$50
(per Contract per year)

SEPARATE ACCOUNT ANNUAL EXPENSES - IF YOU REQUEST VARIABLE ANNUITY PAYMENTS (the annualized rate is realized on a daily basis as a percentage of the net asset value of the Investment Option)

M&E CHARGE[(20)]
  CONTRACT WITHOUT THE BONUS OPTION1.40%
  CONTRACT WITH THE BONUS OPTION..1.70%


(9)Some or all of the optional benefits may not be available to you; check with your registered representative. The Quarterly Value Death Benefit is available with all other optional benefits. You can select only one of the three following optional benefits at issue: Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. The additional M&E charges listed here for the optional benefits apply to benefits that you select while this prospectus is in effect. Any benefits that you add to your Contract in the future will be subject to the additional M&E charges (both current and maximum potential) that are applicable at that time. For more information, see section 11, Selection of Optional Benefits.
(10)The additional M&E charge associated with the Quarterly Value Death Benefit will continue until the earlier of the termination of the Quarterly Value Death Benefit, or your Contract Value is reduced to zero. For more information, see section 11.c, Other Optional Benefits - Quarterly Value Death Benefit.
(11)The Bonus Value is the total Contract Value and any unvested bonus amounts.
(12)You can only select either the Target Date 10 Benefit or one of the available Lifetime Plus Benefits. For more information, please see section 11, Selection of Optional Benefits. If you select one of these benefits, the additional expenses associated with it will continue until the earlier of its termination or your Contract Value is reduced to zero. For more information, see the discussion of the termination of the benefit in section 11.a, The Target Date 10 Benefit and section 11.b, The Lifetime Plus Benefits.
(13)These charges currently apply if you add the benefit to your Contract at or after issue (if available), upon a reset of the 5% Annual Increase (under the Lifetime Plus Benefit), upon an automatic reset of the Enhanced 5% Annual Increase (under the Lifetime Plus II Benefit), upon an automatic reset of the 10% Annual Increase (under the Lifetime Plus 10 Benefit), if you remove a Covered Person, or on any fifth Benefit Anniversary if you receive an automatic increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries. For more information, please see section 11.b, The Lifetime Plus Benefits.
(14)This is the maximum charge we could impose if you add the benefit to your Contract after issue (if available), upon a reset of the 5% Annual Increase (under the Lifetime Plus Benefit), upon an automatic reset of the Enhanced 5% Annual Increase (under the Lifetime Plus II Benefit), upon an automatic reset of the 10% Annual Increase (under the Lifetime Plus 10 Benefit), if you remove a Covered Person, or on the fifth Benefit Anniversary if you receive an automatic increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries. For more information, please see section 11.b, The Lifetime Plus Benefits.
(15)These charges currently apply if you add the benefit to your Contract at or after issue (if available), upon a reset of the 5% Annual Increase (under the Lifetime Plus Benefit), upon an automatic reset of the Enhanced 5% Annual Increase (under the Lifetime Plus II Benefit), upon an automatic reset of the 10% Annual Increase (under the Lifetime Plus 10 Benefit), or on any fifth Benefit Anniversary if you receive an automatic increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries. For more information, please see section 11.b, The Lifetime Plus Benefits.
(16)This is the maximum charge we could impose if you add the benefit to your Contract after issue (if available), upon a reset of the 5% Annual Increase (under the Lifetime Plus Benefit), upon an automatic reset of the Enhanced 5% Annual Increase (under the Lifetime Plus II Benefit), upon an automatic reset of the 10% Annual Increase (under the Lifetime Plus 10 Benefit), or on any fifth Benefit Anniversary if you receive an automatic increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries. For more information, please see section 11.b, The Lifetime Plus Benefits.
(17)On the Benefit Date that Lifetime Plus Payments begin, the current M&E charge reduces to 0.70%, and the maximum potential M&E charge reduces to 1.50%.
(18)On the Benefit Date that Lifetime Plus Payments begin, the current M&E charge reduces to 0.85%, and the maximum potential M&E charge reduces to 1.65%.
(19)We waive the contract maintenance charge during the Annuity Phase if your Contract Value on the Income Date is at least $100,000. For more information, please see section 6, Expenses - Contract Maintenance Charge.
(20)Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you request variable Annuity Payments under a Partial Annuitization. For example, if you have a Contract with the Bonus Option and request a variable annuitization of a portion of your Contract Value, you will be assessed an annual fee of 1.70% on the portion that has been annuitized, but you may pay an annual fee of up to 3.80% on the portion that has not been annuitized. For more information, see section 3, The Annuity Phase - Partial Annuitization.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS
This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2007, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option's average daily net assets.

                                                                  MINIMUM MAXIMUM
Total annual Investment Option operating expenses*                 0.65%   1.96%
(including management fees, distribution or 12b-1 fees,
and other expenses) before fee waivers and expense reimbursements

* Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table and is disclosed in Appendix A. Appendix A also contains more details regarding the annual operating expenses for each of the Investment Options, including the amount and effect of any waivers and/or reimbursements.

EXAMPLES
The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and the benefits that apply.

These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers.

You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.


 The $50 contract maintenance charge is included in the examples as a charge of 0.04% of the average daily assets invested in a subaccount for the most recent calendar year based on the total charges collected under the Contract divided by the total average net assets for the Contract. Please note that this is an average and some Owners may pay more or less than the average.


Transfer fees and deductions we make to reimburse ourselves for premium taxes that we pay may apply, but are not reflected in these examples.

For additional information, see section 6, Expenses.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

If you take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.
  (a)Maximum potential charges for a Contract with the Quarterly Value Death Benefit, the No Withdrawal Charge Option, and either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit[(1)] (joint Lifetime Plus Payments) (which carries the highest M&E charge of 3.80%).
  (b)Current charges[ ]for a Contract with the Quarterly Value Death Benefit, the No Withdrawal Charge Option, and either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit (joint Lifetime Plus Payments) (which carries an M&E charge of 3.00%).
  (c)The Base Contract (which carries the lowest M&E charge of 1.40%).

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES         1 YEAR    3 YEARS   5 YEARS  10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a) $   578 a) $1,720 a) $2,846 a) $5,586
1.96% (the maximum Investment Option operating expense) b) $   500 b) $1,501 b) $2,502 b) $5,010
                                                         c) $1,193 c) $1,795 c) $2,270 c) $3,689
                                                        a) $   450 a) $1,358 a) $2,276 a) $4,614
0.65% (the minimum Investment Option operating expense) b) $   371 b) $1,129 b) $1,908 b) $3,946
                                                         c) $1,062 c) $1,405 c) $1,623 c) $2,419

If you do not take a full withdrawal or if you take a Full Annuitization[(2)] of the Contract at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES         1 YEAR    3 YEARS    5 YEARS  10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a) $   578  a) $1,720 a) $2,846 a) $5,586
1.96% (the maximum Investment Option operating expense) b) $   500  b) $1,501 b) $2,502 b) $5,010
                                                        c) $   343  c) $1,045 c) $1,770 c) $3,689
                                                        a) $   450  a) $1,358 a) $2,276 a) $4,614
0.65% (the minimum Investment Option operating expense) b) $   371  b) $1,129 b) $1,908 b) $3,946
                                                        c) $   212 c) $   655 c) $1,123 c) $2,419


(1)If you add the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit to your Contract after the Issue Date, upon an automatic reset of the Enhanced 5% Annual Increase (under the Lifetime Plus II Benefit), upon an automatic reset of the 10% Annual Increase (under the Lifetime Plus 10 Benefit), or on any fifth Benefit Anniversary if you receive an automatic annual payment increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries, your M&E charge may be less than this amount, but it cannot be greater than this amount.
(2)Annuity Payments are generally not available until after the second Contract Anniversary in most states.


See Appendix B for condensed financial information regarding the Accumulation Unit Values (AUVs) for the highest and lowest M&E charges. See the appendix to the Statement of Additional Information regarding the AUVs for other M&E expense levels.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

1. THE VARIABLE ANNUITY CONTRACT
An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life), where you make payments to us and, in turn, we promise to make regular periodic income payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. FOR QUALIFIED CONTRACTS, THE TAX DEFERRAL IS PROVIDED THROUGH COMPLIANCE WITH SPECIALIZED TAX-QUALIFICATION RULES, AND YOU DO NOT RECEIVE ANY ADDITIONAL TAX BENEFIT BY PURCHASING THE CONTRACT. HOWEVER, THE CONTRACT MAY OFFER OTHER FEATURES THAT MEET YOUR NEEDS. ACCORDINGLY, IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSIDER PURCHASING THIS CONTRACT FOR ITS DEATH BENEFIT, ANNUITY BENEFITS AND OTHER NON-TAX DEFERRAL RELATED BENEFITS. PLEASE CONSULT A TAX ADVISER FOR INFORMATION SPECIFIC TO YOUR CIRCUMSTANCES TO DETERMINE WHETHER A QUALIFIED CONTRACT IS AN APPROPRIATE INVESTMENT FOR YOU.

The Contract has an Accumulation Phase and an Annuity Phase. You can take withdrawals from the Contract during the Accumulation Phase and, subject to certain restrictions, you can make additional Purchase Payments.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.
o The Business Day before the Income Date if you take a Full
  Annuitization.
o The Business Day we process your request for a full withdrawal.
o Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), it will terminate on the Business Day we receive in good order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the spouse of the deceased continues the Contract.

The Annuity Phase is the period during which we will make Annuity Payments from the Contract. Annuity Payments must begin on a designated date (the Income Date) that is at least two years after your Issue Date. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization. The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have terminated, as indicated in section 3, The Annuity Phase.


The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select. You cannot invest in more than 15 Investment Options at any one time. Contracts with one of the Target Date Retirement Benefits or one of the Lifetime Plus Benefits will be subject to restrictions on allocations and transfers into certain Investment Options (see the "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" discussion in section 11.a, The Target Date Retirement Benefits and section 11.b, The Lifetime Plus Benefits; see also Appendix D). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options.


We will not make any changes to your Contract without your permission except as may be required by law.

THE CONTRACT WILL TERMINATE WHEN:
o the Accumulation Phase has terminated,
o the Annuity Phase has terminated, and/or
o all applicable death benefit payments have been made.

STATE SPECIFIC CONTRACT RESTRICTIONS
If you purchase a Contract, it will be subject to the law of the state in which it is issued. Some of the terms of your Contract may differ from the terms of a Contract delivered in another state because of state-specific legal requirements. Areas in which there may be state-specific Contract provisions may include the following.
o The withdrawal charge schedule.
o Availability of Investment Options, Annuity Options, endorsements, and/or riders.
o Free look rights.
o Selection of certain Income Dates.
o Restrictions on your ability to make additional Purchase Payments.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o Deductions we make to reimburse ourselves for premium taxes that we pay.
o Selection of certain assumed investment rates for variable Annuity
  Payments.
o Our ability to restrict transfer rights.

If you would like information regarding state-specific Contract provisions, you should contact your registered representative or contact our Service Center at the toll free number listed at the back of this prospectus.

OWNERSHIP
OWNER
You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. You can change Owners at any time subject to our approval. However, Qualified Contracts can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any change will become effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER
A Non-Qualified Contract can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we require the signature of both Owners on any forms that are submitted to our Service Center, unless we allow otherwise.

NOTE FOR PARTIAL ANNUITIZATIONS: Partial Annuitizations are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant.

ANNUITANT
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant and you can add a joint Annuitant for the Annuity Phase if you take a Full Annuitization. You may change the Annuitant at any time before the Income Date unless the Contract is owned by a non-individual (for example, a qualified plan or trust). You cannot change the Annuitant if the Contract is owned by a non-individual, but you can add a joint Annuitant (subject to our approval) for the Annuity Phase if you take a Full Annuitization. For Qualified Contracts, the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement.

DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE IMPORTANT IMPACTS ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

PAYEE
The Payee is the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner will receive tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner unless the Contract is a Qualified Contract owned by a qualified plan. The Owner can change the Payee at any time, subject to our approval, provided that designation of a Payee is consistent with federal and state laws and regulations.

BENEFICIARY
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit will be paid to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary will be the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we will pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, for tax reasons, Joint Owners who are not spouses may not appoint any contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we will pay the death benefit to the estate of the Joint Owner who died last.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

ASSIGNMENT OF A CONTRACT
An authorized request specifying the terms of an assignment of a Contract must be provided to our Service Center and approved by us. We will not be liable for any payment made or action taken before we record the assignment. An assignment may be a taxable event. We will not be responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.


NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. Exceptions to the removal of a Contract assignment may be made in order to comply with applicable law.



2. PURCHASE
PURCHASE PAYMENTS
A Purchase Payment is the money you put into the Contract. To purchase this Contract, all Owners and Annuitant(s) must be age 80 or younger on the Issue Date. The initial Purchase Payment is due on the Issue Date. The Purchase Payment requirements for this Contract are as follows.


o If you select the No Withdrawal Charge Option, the minimum initial payment we will accept is $25,000. For all other Contracts, the minimum initial payment we will accept is $10,000.
o You can make additional Purchase Payments of $50 or more during the Accumulation Phase before you begin receiving Lifetime Plus Payments under one of the Lifetime Plus Benefits (if applicable). In addition, if you selected one of the Target Date Retirement Benefits, you can only make additional Purchase Payments during the first three Contract Years after you added the benefit to your Contract.
o IN CERTAIN STATES, ADDITIONAL PURCHASE PAYMENTS CAN ONLY BE MADE DURING
  THE FIRST CONTRACT YEAR OR MAY BE OTHERWISE RESTRICTED. YOU ALSO CANNOT MAKE ANY ADDITIONAL PURCHASE PAYMENTS TO THE CONTRACT:
  - AFTER THE INCOME DATE THAT YOU TAKE A FULL ANNUITIZATION (INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE);
  - AFTER YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS; OR
  - IF YOU SELECTED ONE OF THE TARGET DATE RETIREMENT BENEFITS, ON OR AFTER THE THIRD CONTRACT ANNIVERSARY THAT OCCURS AFTER THE RIDER EFFECTIVE DATE. HOWEVER, IF YOU REMOVE THE SELECTED TARGET DATE RETIREMENT BENEFIT FROM YOUR CONTRACT, THIS RESTRICTION WILL NO LONGER APPLY.
o The maximum total amount we will accept without our prior approval is $1 million (including amounts already invested in other Allianz Life variable annuities).


PURCHASE PAYMENTS TO QUALIFIED CONTRACTS MUST NOT BE GREATER THAN ALLOWED UNDER FEDERAL LAW AND MUST BE FROM EARNED INCOME OR A QUALIFIED TRANSFER. PURCHASE PAYMENTS TO QUALIFIED CONTRACTS OTHER THAN FROM A QUALIFIED TRANSFER MAY BE RESTRICTED AFTER THE OWNER REACHES AGE 70 1/2.

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment.


NOTE FOR CONTRACTS ISSUED IN MASSACHUSETTS: If you selected one of the Target Date Retirement Benefits, you can only make additional Purchase Payments to the Contract for the first three Contract Years, even if you subsequently remove the selected Target Date Retirement Benefit or if you move to another state.


AUTOMATIC INVESTMENT PLAN (AIP)
The AIP is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $50. You may stop or change the AIP at any time you want. We must be notified by the first of the month in order to stop or change the AIP for that month. If the AIP is used for a Qualified Contract, you should consult your tax adviser for advice








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
regarding maximum contributions. The AIP is not available if the Qualified Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.


IF YOU SELECTED ONE OF THE TARGET DATE RETIREMENT BENEFITS, YOU CAN ONLY PARTICIPATE IN THE AIP DURING THE FIRST THREE CONTRACT YEARS AFTER YOU ADD THE BENEFIT TO YOUR CONTRACT. IN ADDITION, THE AIP WILL NO LONGER BE AVAILABLE TO YOU AFTER THE INCOME DATE ON WHICH YOU TAKE A FULL ANNUITIZATION, OR AFTER THE BENEFIT DATE ON WHICH YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS.

ALLOCATION OF PURCHASE PAYMENTS
We do not currently accept allocation instructions from you via email, website, or other electronic communications. This service may be available to you in the future. When you purchase a Contract, we will allocate your initial Purchase Payment to the Investment Options you selected according to your instructions. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Options will not change the allocation instructions for any future additional Purchase Payments. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them according to your most recent allocation instructions. If you selected one of the Target Date Retirement Benefits, we will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we will instead allocate any additional Purchase Payments according to the current required allocation. (For more information, please see "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" in section 11.a, The Target Date Retirement Benefits; see also Appendix D.) In addition, if you select one of the Lifetime Plus Benefits, your allocation instructions must always comply with the restrictions that are set out in section 11.b, The Lifetime Plus Benefits.


You may provide us with new allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center. The new allocation instructions will be effective for Purchase Payments received on or after the Business Day we receive your notice or instructions in good order at our Service Center. If you change your allocation instructions and you are participating in the automatic investment plan or the flexible rebalancing program, your allocation instructions must include directions for the plan/program.

If you select the Bonus Option, we will allocate any applicable bonus in the same way as the corresponding Purchase Payment.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we will always allow you to invest in at least five Investment Options.

Once we receive your initial Purchase Payment and the necessary information, we will issue the Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within five Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to the Contract within one Business Day. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment and/or application to your registered representative, we will not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be "received" when it is received at our Service Center regardless of how or when you made the payment.

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide information about you or your Contract to government regulators. In addition, we may be required to block an Owner's Contract and thereby refuse to pay any request for transfers, withdrawals, Lifetime Plus Payments, Cumulative Withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.

TAX-FREE SECTION 1035 EXCHANGES
Subject to certain restrictions, you can make a "tax-free" exchange under
Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all or a portion of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
o you might have to pay a withdrawal charge on your previous contract,
o there will be a new withdrawal charge period for this Contract,




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o other charges under this Contract may be higher (or lower),
o the benefits may be different, and
o you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person will generally earn a commission on each contract sale). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

FAXED APPLICATIONS
We will accept Contract applications delivered in writing and, in most states, we will accept applications via fax. It is important that you verify that we have received any faxed application you send. We are not liable for faxed transaction requests that were sent by you but not received by us. We will treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should submit your application in writing to our Service Center. We reserve the right to discontinue or modify the faxed application privilege at any time and for any reason. We do not currently accept applications delivered via email or our website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). When you cancel the Contract within this time period, we will not assess a withdrawal charge. In most states, you will receive your Contract Value as of the day we receive your request. This may be more or less than your initial Purchase Payment. If you select the Bonus Option and cancel your Contract during the free look/right to examine period, you will forfeit your entire bonus. (See section 11.c, Other Optional Benefits - Bonus Option.) In certain states, or if you purchased this Contract as an IRA, we are required to refund your Purchase Payment (not including any bonus) less withdrawals if you decide to cancel your Contract within the free look period. In these instances, if you cancel your Contract you will receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund the Purchase Payment, we reserve the right to allocate your initial Purchase Payment (and any bonus if you select the Bonus Option) to the AZL Money Market Fund until the expiration of the free look period. At the end of that period, we will re-allocate your money as you selected. If we are required to refund the Purchase Payments and you cancel your Contract or we reject your application, you will receive the greater of Purchase Payments less withdrawals or Contract Value, regardless of how your Purchase Payments were allocated. For Owners in California age 60 or older, we are required to allocate your money to the AZL Money Market Fund during the free look period unless you specify otherwise on the appropriate form. The free look provision under the Contract is also called the right to examine.


NOTE FOR CONTRACTS ISSUED IN PENNSYLVANIA: The Target Date 10 Benefit, Lifetime Plus II Benefit, and Lifetime Plus 10 Benefit have a ten-day right to examine period. If you change your mind about your selected benefit, you can remove it from your Contract within ten days after receiving the rider. If you remove the benefit from your Contract, we will treat it as if we had never issued it; however, the benefit will not be available for future selection. If you select the No Withdrawal Charge Option, you must also select one of the following at issue: Target Date 10 Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit. If you select the No Withdrawal Charge Option and you drop the other required benefit, you must replace it with another benefit (for example, you may be able to replace the Target Date 10 Benefit with the Lifetime Plus 10 Benefit). If you do not make this replacement we will cancel your Contract.


ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE
The Contract Value (or Bonus Value, if you select the Bonus Option) in the subaccounts will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value (or Bonus Value) will also be affected by the charges of the Contract. In order to keep track of the total value of your Contract in the Separate Account, we use a measurement called an Accumulation Unit. If you request variable Annuity Payments during the Annuity Phase of the Contract, we call this measurement an Annuity Unit.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

When we receive a Purchase Payment, we credit your Contract with Accumulation Units for the Purchase Payment (and any bonus, if applicable) at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day will receive the next Business Day's price. The Purchase Payments and bonus you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit to your Contract by dividing the amount of the Purchase Payment and bonus allocated to a subaccount by the value of the corresponding Accumulation Unit.

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:
o dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount at the end of the immediately preceding previous Business Day,
o adding any applicable dividends or capital gains, and
o multiplying this result by one minus the amount of the Separate Account annual expenses for the current Business Day, and any additional calendar days since the immediately preceding Business Day, and any charges for taxes.

We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate the total value of your Contract in the Separate Account by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary will reflect the number and value of the Accumulation Units at the end of the previous Business Day.)

EXAMPLE
o On Wednesday, we receive at our Service Center an additional Purchase
  Payment of $3,000 from you before the end of the Business Day.
o When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on the Investment Option you chose is $13.25.
We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with
226.41509 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day's price.


3. THE ANNUITY PHASE
You can apply your Contract Value to regular periodic income payments (Annuity Payments). A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments. The Payee will receive the Annuity Payments. You will receive tax reporting on those payments, however, whether or not you are the Payee. We may require proof of the Annuitant(s)'age before making any life contingent Annuity Payment. If the age or gender of the Annuitant(s) have been misstated, the amount payable will be the amount that would have been provided at the true age or gender.


NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOU HAVE NOT REDUCED YOUR CONTRACT VALUE TO ZERO. At our discretion, we may extend the maximum permitted Income Date subject to the requirements of applicable law. The maximum permitted Income Date may vary depending on the broker/dealer you purchase your Contract through and your state of residence. UPON FULL ANNUITIZATION YOU WILL NO LONGER HAVE A CONTRACT VALUE, OR ANY BENEFITS OR BENEFIT INCREASES BASED ON CONTRACT VALUE. IN ADDITION, THE DEATH BENEFIT WILL TERMINATE AND ANY PERIODIC WITHDRAWAL OR INCOME PAYMENTS OTHER THAN ANNUITY PAYMENTS WILL STOP. You will not be required to take a Full Annuitization on the maximum permitted Income Date if your Contract Value has been reduced to zero. On the maximum permitted Income Date, if your Contract Value is greater than zero, we base Annuity Payments on your Contract Value if your Contract does not include a Lifetime Plus Benefit, or if it includes a Lifetime Plus Benefit but not the Cumulative Withdrawal Benefit, or if it includes a Lifetime Plus Benefit with the Cumulative Withdrawal Benefit but Lifetime Plus Payments have not begun. If you have not selected an Annuity Option we will make payments under the default option described in the "Annuity Payments" discussion of this section. However, if your Contract Value is greater than zero and your Contract includes a Lifetime Plus Benefit with the Cumulative Withdrawal Benefit and Lifetime Plus Payments have begun, we base Annuity









The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Payments on the greater of the Contract Value or Cumulative Withdrawal Value. In addition, if you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, you will instead receive the greater of the following. However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 1 based on the greater of the Contract Value or Cumulative Withdrawal Value; or
o the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 3 based on the greater of the Contract Value or Cumulative Withdrawal Value; or
o the current annual maximum Lifetime Plus Payment available to you.

In addition, if on the maximum permitted Income Date the current annual maximum Lifetime Plus Payment is greater than the annual fixed Annuity Payment based on the Contract Value, we will send you any remaining Cumulative Withdrawal Value.

INCOME DATE
The Income Date is the date Annuity Payments will begin. Your Income Date is specified in your Contract as the maximum permitted date allowed for your Contract, which is the first day of the calendar month following the later of:
a) the Annuitant's 90th birthday, or b) ten years from the Issue Date. This limitation may not apply when the Contract is issued to a charitable remainder trust. You can make an authorized request for a different Income Date after the Issue Date, however, any such request is subject to our approval. Your Income Date must be the first day of a calendar month and must be at least two years after the Issue Date.* The Income Date will never be later than what is permitted under applicable law. An earlier Income Date may be required to satisfy minimum required distribution rules under certain Qualified Contracts.

* In Florida, the earliest acceptable Income Date is one year after the Issue Date.
PARTIAL ANNUITIZATION
PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO EVERYONE. THERE CAN BE ONLY ONE OWNER, THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT.


You can take Partial Annuitizations after the second Contract Anniversary. However, if your Contract includes one of the Lifetime Plus Benefits, you cannot take a Partial Annuitization after you begin receiving Lifetime Plus Payments. Partial Annuitizations are also not available after you take a Full Annuitization. If you take a Full Annuitization, the Accumulation Phase of the Contract will end.


You can take one Partial Annuitization every 12 months. THE MAXIMUM NUMBER OF ANNUITIZATIONS WE ALLOW AT ANY ONE TIME IS FIVE. We do not allow you to allocate additional Contract Value to an existing stream of Annuity Payments. You also cannot transfer any amounts allocated to a stream of Annuity Payments to any other portion of the Contract. If you have four Partial Annuitizations and you would like to take a fifth, you must take a Full Annuitization and apply the entire remaining Contract Value to Annuity Payments, and the Accumulation Phase of the Contract will end. The amounts you apply to a Partial Annuitization and Annuity Payments we make under a Partial Annuitization are not subject to the withdrawal charge.


A Partial Annuitization will decrease the Contract Value, the Withdrawal Charge Basis, and the death benefit. A Partial Annuitization will also decrease the Benefit Base for Contracts with one of the Lifetime Plus Benefits, and it will decrease the Target Value for Contracts with one of the Target Date Retirement Benefits. This will decrease the amounts available for withdrawals, Lifetime Plus Payments, Cumulative Withdrawals, additional Annuity Payments, and payment of the death benefit. For more information, see section 11.a, The Target Date Retirement Benefits; section 11.b, The Lifetime Plus Benefits; and section 6, Expenses - Withdrawal Charge. See also the discussion of the death benefit that applies to your Contract in section 10, Death Benefit or section 11.c, Other Optional Benefits - Quarterly Value Death Benefit.









The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

FOR TAX PURPOSES, ANNUITY PAYMENTS WE MAKE UNDER A PARTIAL ANNUITIZATION WILL BE TREATED AS PARTIAL WITHDRAWALS AND NOT AS ANNUITY PAYMENTS. However, once the entire Contract Value has been reduced to zero, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes. If you take a Partial Annuitization(s) and subsequently take a full withdrawal of the entire remaining Contract Value, all Annuity Payments we make on or after the Business Day you take the withdrawal, should be treated as annuity payments (and not withdrawals) for tax purposes.

If the Annuity Payments we make are treated as withdrawals (and not annuity payments) for tax purposes, under Non-Qualified Contracts, any gains in the entire Contract will be considered to be distributed before Purchase Payments and will be subject to ordinary income tax. For Qualified Contracts, in most cases, the entire Annuity Payment we make under a Partial Annuitization will be subject to ordinary income taxes. If any Owner is younger than age 59 1/2, the taxable portion of the Annuity Payments we make under a Partial Annuitization may also be subject to a 10% federal penalty tax. Partial Annuitizations may also affect the tax treatment of any future Annuity Payments. We may also make deductions to reimburse ourselves for premium taxes that we pay from partially annuitized amounts. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING A PARTIAL ANNUITIZATION.

ANNUITY OPTIONS
You can choose one of the income plans (Annuity Options) described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments will usually be lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. For example, the guaranteed initial monthly fixed payout rates under Annuity Option 4 with a guarantee period of 20 years or more are the lowest fixed rates we offer, and the guaranteed initial monthly fixed payout rates under Annuity Option 1 are the highest fixed rates we offer. Annuity Payments will also be lower if you request Annuity Payments at an early age (for example, when the Annuitant is age 50) as opposed to waiting until the Annuitant is older (for example, when the Annuitant is age 70).

OPTION 1. LIFE ANNUITY. We will make Annuity Payments during the life of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

OPTION 2. LIFE ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we will make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the Annuitant's death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of the Annuitant's death and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. We will make Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments will stop with the last payment that is due before the last surviving joint Annuitant's death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments will continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant's death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.

OPTION 5. REFUND LIFE ANNUITY. We will make Annuity Payments during the lifetime of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund will equal the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Annuity Payments, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}
where:
  (A) =Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant's death is received at our Service Center.
  (B)  =The amount applied to variable Annuity Payments on the Income Date.
  (C) =Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant's death is received at our Service Center.
  (D) =The number of Annuity Units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant's death is received at our Service Center.
  (E)  =Dollar value of first variable Annuity Payment.
  (F)  =Number of variable Annuity Payments made since the Income Date.

We will base this calculation upon the allocation of Annuity Units actually in force at the time due proof of the Annuitant's death is received at our Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE
o The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item "B").
o The Owner/Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item "C").
o The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is: $6.15 x ($100,000 / $1,000) = $615 (item "E").
o Assume the Annuity Unit value on the Income Date is $12, then the number of Annuity Units used in determining each Annuity Payment is: $615 / $12 =
  51.25 (item "D").
o The Owner/Annuitant dies after receiving 62 Annuity Payments (item "F") and the Annuity Unit value for the subaccount on the date the Service Center receives due proof of death is $15 (item "A").

WE CALCULATE THE REFUND AS FOLLOWS:
(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]} = 15 x {[100,000 x 1.00 x (51.25 /
615)] - [51.25 x 62]} =

15 x {[100,000 x 0.083333] - 3,177.50} = 15 x {8,333.33 - 3,177.50} = 15 x
5,155.83 = $77,337.50





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

ANNUITY PAYMENTS
Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Annuity Payments under Annuity Options 1-5 as:
o a variable payout,
o a fixed payout, or
o a combination of both.

If you do not choose an Annuity Option before the Income Date, we will make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments. We base Annuity Payments on your Contract Value if your Contract does not include a Lifetime Plus Benefit, or if it includes a Lifetime Plus Benefit but not the Cumulative Withdrawal Benefit, or if it includes a Lifetime Plus Benefit with the Cumulative Withdrawal Benefit but Lifetime Plus Payments have not begun. If your Contract includes a Lifetime Plus Benefit with the Cumulative Withdrawal Benefit and Lifetime Plus Payments have begun, we base Annuity Payments on the greater of the Contract Value or Cumulative Withdrawal Value. However, if the Income Date is the maximum permitted Income Date and you are receiving Lifetime Plus Payments, you will receive payments as indicated in the note that appears at the beginning of this section.

Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. If you choose a variable payout, you can continue to invest in up to 15 of the available Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we will base variable Annuity Payments on the investment allocations that were in place on the Income Date. Currently, it is our business practice that the initial Annuity Payment exceed $50. We will contact you to discuss alternate payment arrangements if the initial Annuity Payment would be $50 or less. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Annuity Payments than the guaranteed rates provided by your Contract.

If you choose to have any portion of the Annuity Payments based on the investment performance of the Investment Option(s), the dollar amount of the payments will depend upon the following factors.
o The Contract Value (less any deduction we make to reimburse ourselves for premium tax that we pay) on the Income Date.
o The age of the Annuitant and any joint Annuitant on the Income Date.
o The gender of the Annuitant and any joint Annuitant, where permitted.
o The Annuity Option you select.
o The assumed investment rate (AIR) you select.
o The mortality table specified in the Contract.
o The future performance of the Investment Option(s) you select.

You can choose a 3%, 5% or 7% AIR.* The 7% AIR is not available in all states. Using a higher AIR results in a higher initial variable Annuity Payment, but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Annuity Payments will increase. Similarly, if the actual performance is less than the AIR you selected, the variable Annuity Payments will decrease.


* The maximum available AIR in Florida is 4%.

EACH PORTION OF THE CONTRACT THAT YOU APPLY TO ANNUITY PAYMENTS WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o Under Annuity Options 1 and 3, the death of the last surviving
  Annuitant.
o Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract will terminate upon payment of the lump sum.
o Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
o Contract termination.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

4. INVESTMENT OPTIONS
The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

YOU SHOULD READ THE INVESTMENT OPTIONS' PROSPECTUSES CAREFULLY. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options' prospectuses. TO OBTAIN A CURRENT PROSPECTUS FOR ANY OF THE INVESTMENT OPTIONS, CONTACT YOUR REGISTERED REPRESENTATIVE OR CALL US AT THE TOLL FREE TELEPHONE NUMBER LISTED AT THE BACK OF THIS PROSPECTUS. We will send copies of the Investment Options' prospectuses to you when we issue the Contract.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. The classes of shares currently offered by this Contract are listed in the table of annual operating expenses for each Investment Option that appears in Appendix A. For more information about share classes, see the Investment Options' prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives and policies.

The AZL FusionPortfolios are offered by the Allianz Variable Insurance Products Fund of Funds Trust. Each of the AZL FusionPortfolios is a "fund of funds" and diversifies its assets by investing in the shares of several other affiliated mutual funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the AZL FusionPortfolios, and the AZL FusionPortfolios do not pay service fees or 12b-1 fees. The underlying funds of the AZL FusionPortfolios or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Nicholas-Applegate Capital Management, Oppenheimer Capital LLC and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                               INVESTMENT OPTIONS

    INVESTMENT         NAME OF     ASSET CATEGORY     OBJECTIVE(S)                          PRIMARY INVESTMENTS
MANAGEMENT COMPANY   INVESTMENT                                                          (Normal market conditions)
       AND             OPTION
ADVISER/SUBADVISER
AIM
Managed by Allianz AZL AIM         International  Long-term growth of   At least 80% of its assets in a diversified portfolio of
Investment         International       Equity     capital               international equity securities whose issuers are considered
Management         Equity Fund                                          by the fund's subadviser to have strong earnings momentum.
LLC/Investco Aim
Capital
Management, Inc.
BLACKROCK
Managed by Allianz AZL BlackRock     Large Cap    Long-term growth of   Invests at least 80% of total assets in common and preferred
Investment         Capital             Growth     capital               stock and securities convertible into common and preferred
Management         Appreciation                                         stock of mid-size and large-size companies.
LLC/BlackRock      Fund
Advisors, LLC
                   AZL BlackRock    Large Growth  Maximum long-term     Invests at least 80% of total assets in common and preferred
                   Growth Fund                    capital appreciation  stock and securities convertible into common and preferred
                                                  with minimum long-    stock of mid- and large-size companies.
                                                  term risk to
                                                  principal
Managed by Allianz AZL Money            Cash      Current income        Invests in a broad range of short-term, high quality U.S.
Investment         Market Fund       Equivalent   consistent with       dollar-denominated money market instruments, including
Management                                        stability of          government, U.S. and foreign bank, commercial and other
LLC/BlackRock                                     principal             obligations. During extended periods of low interest rates,
Institutional                                                           and due in part to contract fees and expenses, the yield of
Management                                                              the AZL Money Market Fund may also become extremely low and
Corporation                                                             possibly negative.
Managed by         BlackRock         Specialty    High total investment Invests in both equity and debt securities of issuers
BlackRock          Global                         return                located around the world to achieve a combination of capital
Advisors,          Allocation V.I.                                      growth and income.
LLC/BlackRock      Fund
Investment
Management, LLC
and BlackRock
Asset Management
U.K. Limited
COLUMBIA
Managed by Allianz AZL Columbia       Mid Cap     Long-term capital     Invests at least 80% of net assets in equity securities of
Investment         Mid Cap Value                  appreciation          companies that have market capitalizations in the range of
Management         Fund                                                 the companies in the Russell Midcap[R] Value
LLC/Columbia                                                            Index at the time of purchase that the Fund's subadviser
Management                                                              believes are undervalued and have the potential for long-
Advisors, LLC                                                           term growth.
                   AZL Columbia      Small Cap    Long-term capital     Invests at least 80% of net assets in equity securities of
                   Small Cap Value                appreciation          companies with market capitalizations in the range of the
                   Fund                                                 companies in the Russell 2000 Value Index[R]
                                                                        at the time of purchase that the subadviser believes are
                                                                        undervalued.
                   AZL Columbia      Specialty    Capital Appreciation  At least 80% of its total net assets in common stocks of U.S
                   Technology Fund                                      and foreign technology companies that may benefit from
                                                                        technological improvements, advancements or developments.
DAVIS
Managed by Allianz AZL Davis NY     Large Value   Long-term growth of   Invests the majority of assets in equity securities issued
Investment         Venture Fund                   capital               by large companies with market capitalizations of at least
Management                                                              $10 billion.
LLC/Davis Selected
Advisers, L.P.
Managed by Davis   Davis VA          Specialty    Long-term growth of   At least 80% of net assets in securities issued by companies
Advisors           Financial                      capital               principally engaged in the financial services sector.
                   Portfolio
DREYFUS
Managed by Allianz AZL Dreyfus      Large Growth  Long-term growth of   Primarily invests in common stocks of large, well-
Investment         Founders Equity                capital and income    established and mature companies. Normally invests at least
Management         Growth Fund                                          80% of its net assets in stocks that are included in a
LLC/Founders Asset                                                      widely recognized index of stock market performance. May
Management LLC                                                          invest in non-dividend paying companies if they offer better prospects for capital appreciation. May invest up to 30% of its total assets in foreign securities.
Managed by Allianz AZL S&P 500      Large Blend   Match total return of Normally invests in all 500 stocks in the S&P
Investment         Index Fund                     the S&P               500[R] in proportion to their weighting in
Management LLC/The                                500[R] the index.
Dreyfus
Corporation


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                                       22


                   AZL Small Cap     Small Cap    Match performance of  Invests in a representative sample of stocks included in the
                   Stock Index                    the S&P SmallCap 600  S&P SmallCap 600 IndexR, and in futures whose
                   Fund                           IndexR performance is related to the index, rather than attempt to replicate the index.
FIRST TRUST
Managed by Allianz AZL First Trust  Large Blend   Total Return          Invests primarily in common stocks of companies that are
Investment         Target Double                                        identified by a model based on an allocation of 50% in two
Management         Play Fund                                            separate strategies that seek to provide above-average total
LLC/First Trust                                                         return.
Advisors L.P.
FRANKLIN TEMPLETON
Managed by Allianz AZL Franklin      Small Cap    Long-term total       Under normal market conditions, invests at least 80% of its
Investment         Small Cap Value                return                net assets in investments of small capitalization companies
Management         Fund                                                 similar to those that comprise the Russell 2500{trademark}
LLC/Franklin                                                            Index at the time of investment.
Advisory Services,
LLC
Managed by         Franklin Global   Specialty    Capital appreciation  At least 80% of net assets in investments of communications
Franklin Advisers, Communications                 and current income    companies anywhere in the world and normally invests
Inc.               Securities Fund                                      primarily to predominantly in equity securities.
                   Franklin High     High-Yield   High current income   Invests primarily to predominantly in debt securities
                   Income              Bonds      with capital          offering high yield and expected total return.
                   Securities Fund                appreciation as a
                                                  secondary goal
                   Franklin Income   Specialty    Maximize income while Normally invests in debt and equity securities, including
                   Securities Fund                maintaining prospects corporate, foreign and U.S. Treasury bonds and stocks with
                                                  for capital           dividend yields the manager believes are attractive.
                                                  appreciation
Administered by    Franklin          Specialty    Capital appreciation  Invests equal portions in Class 1 shares of the Franklin
Franklin Templeton Templeton VIP      (Fund of    with income as a      Income Securities Fund, Mutual Shares Securities Fund, and
Services, LLC      Founding Funds      Funds)     secondary goal.       Templeton Growth Securities Fund.
                   Allocation Fund
Managed by         Franklin U.S.     Short-Term   Income                At least 80% of its net assets in U.S. government securities
Franklin Advisers, Government Fund     Bonds                            and normally invests primarily in fixed and variable rate
Inc.                                                                    mortgage-backed securities.
                   Franklin Zero   Intermediate-  As high an investment Normally invests at least 80% of its net assets in zero
                   Coupon Fund       Term Bonds   return as is          coupon debt securities. The fund will mature in December of
                   2010                           consistent with       2010 and will then no longer be available as an Investment capital preservation  Option under the Contract. For additional information regarding the maturity of the fund, please see the Franklin
                                                                        Zero Coupon Fund prospectus.
Managed by         Mutual          International  Capital appreciation  Invests primarily in U.S. and foreign equity securities that
Franklin Mutual    Discovery           Equity                           the manager believes are undervalued. The Fund also invests,
Advisers, LLC      Securities Fund                                      to a lesser extent, in risk arbitrage securities and
                                                                        distressed companies.
                   Mutual Shares    Large Value   Capital appreciation, Invests primarily in U.S. and foreign equity securities that
                   Securities Fund                with income as a      the manager believes are undervalued. The fund also invests,
                                                  secondary goal        to a lesser extent, in risk arbitrage securities and
                                                                        distressed companies.
Managed by         Templeton       Intermediate-  High current income,  Normally invests mainly in debt securities of governments
Franklin Advisers, Global Income     Term Bonds   consisent with        and their political subdivisions and agencies, supranational
Inc.               Securities Fund                preservation of       organizations and companies located anywhere in the world, capital, with capital including emerging markets.
                                                  appreciation as a
                                                  secondary
                                                  consideration.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                                       23


Managed by         Templeton       International  Long-term capital     Normally invests primarily in equity securities of companies
Templeton Global   Growth              Equity     growth                located anywhere in the world, including those in the U.S.
Advisors Limited   Securities Fund                                      and in emerging markets.
FUSION PORTFOLIOS
Managed by Allianz AZL Fusion        A "Fund of   Long-term capital     Allocation among the underlying investments, to achieve a
Investment         Balanced Fund    Funds" Model  appreciation with     range generally from 40% to 60% of assets in equity funds
Management LLC                       Portfolio    preservation of       with the remaining balance invested in fixed income funds.
                                                  capital as an
                                                  important
                                                  consideration
                   AZL Fusion        A "Fund of   Long-term capital     Allocation among the underlying investments, to achieve a
                   Growth Fund      Funds" Model  appreciation          range generally from 70% to 90% of assets in equity funds
                                     Portfolio                          with the remaining balance invested in fixed income funds.
                   AZL Fusion        A "Fund of   Long-term capital     Allocation among the underlying investments, to achieve a
                   Moderate Fund    Funds" Model  appreciation          range generally from 55% to 75% of assets in equity funds
                                     Portfolio                          with the remaining balance invested in fixed income funds.
JENNISON
Managed by Allianz AZL Jennison     Large Blend   Long-term growth of   At least 80% of its total assets in approximately 40 (which
Investment         20/20 Focus                    capital               may range up to 45) equity and equity-related securities of
Management         Fund                                                 companies that the subadviser believes have strong capital
LLC/Jennison                                                            appreciation potential.
Associates LLC
JP MORGAN
Managed by Allianz AZL JPMorgan     Large Blend   Long-term growth of   Invests at least 80% of its net assets, plus any borrowings
Investment         Large Cap                      capital               for investment purposes, primarily in equity securities of
Management LLC/    Equity Fund                                          large- and medium-capitalization U.S. companies.
J.P. Morgan
Investment
Management Inc.
                   AZL JPMorgan     Large Blend   High total return     Invests at least 80% of its net assets, plus any borrowings
                   U.S. Equity                                          for investment purposes, primarily in equity securities of
                   Fund                                                 large- and medium-capitalization U.S. companies.
NICHOLAS-APPLEGATE
Managed by Allianz AZL NACM        International  Maximum long-term     At least 80% of its net assets in securities of companies in
Investment         International       Equity     capital appreciation  developed countries located outside the U.S., represented in
Management         Fund                                                 the Morgan Stanley Capital International Europe Australasia
LLC/Nicholas-                                                           Far East ("MSCI EAFE") Index.
Applegate Capital
Management, LLC
OPPENHEIMER CAPITAL
Managed by Allianz AZL OCC           Small Cap    Capital appreciation  At least 65% of its assets in common stocks of "growth"
Investment         Opportunity                                          companies with market capitalizations of less than $2
Management LLC/    Fund                                                 billion at the time of investment.
Oppenheimer
Capital LLC
Managed by OpCap   OpCap Mid Cap      Mid Cap     Long-term capital     Invests at least 80% of its net assets in equity securities
Advisers LLC       Portfolio                      appreciation          of companies with market capitalizations between $500
                                                                        million and $15 billion at the time of purchase that the
                                                                        adviser believes are undervalued in the marketplace.
OPPENHEIMERFUNDS
Managed by Allianz AZL Oppenheimer International  Capital appreciation  Invests mainly in common stocks of mid and large-cap
Investment         Global Fund         Equity                           companies in the U.S. and foreign countries, including
Management LLC/                                                         countries with developed and emerging markets.
OppenheimerFunds,
Inc.
                   AZL Oppenheimer International  Long-term capital     Common stocks of growth companies that are domiciled outside
                   International       Equity     appreciation          the U.S. or have their primary operations outside the U.S.,
                   Growth Fund                                          including companies in emerging markets.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                                       24


PIMCO
Managed by Allianz AZL PIMCO         Specialty    Exceed the total      Invests substantially all assets in derivative instruments
Investment         Fundamental                    return of the FTSE    based on the Enhanced RAFI{trademark}1000, backed by a
Management         IndexPLUS Total                RAFI{trademark}1000   portfolio of short and intermediate term fixed income
LLC/Pacific        Return Fund                    Index                 instruments.
Investment
Management Company
LLC
Managed by Pacific PIMCO VIT All     Specialty    Maximum real return   Invests in institutional class shares of the underlying
Investment         Asset Portfolio    (Fund of    consistent with       PIMCO Funds and does not invest directly in stocks or bonds
Management Company                     Funds)     preservation of real  of other issuers.
LLC                                               capital and prudent
                                                  investment management
                   PIMCO VIT         Specialty    Maximum real return   Invests in commodity linked derivative instruments backed by
                   CommodityReal                  consistent with       a portfolio of inflation-indexed securities and other fixed
                   Return[TM]                     prudent investment    income securities.
                   Strategy                       management
                   Portfolio
                   PIMCO VIT       Intermediate-  Maximum total return, At least 80% of its assets in fixed income instruments of
                   Emerging          Term Bonds   consistent with       issuers that economically are tied to countries with
                   Markets Bond                   preservation of       emerging securities markets.
                   Portfolio                      capital and prudent
                                                  investment management
                   PIMCO VIT       Intermediate-  Maximum total return, At least 80% of its assets in fixed income instruments of
                   Global Bond       Term Bonds   consistent with       issuers in at least three countries (one of which may be the
                   Portfolio                      preservation of       U.S.), which may be represented by futures contracts.
                   (Unhedged)                     capital and prudent   Invests primarily in securities of issuers located in
                                                  investment management economically developed countries.
                   PIMCO VIT High    High-Yield   Maximum total return, At least 80% of assets in a diversified portfolio of high-
                   Yield Portfolio     Bonds      consistent with       yield securities (junk bonds) rated below investment grade,
                                                  preservation of       but at least Caa by Moody's or equivalently rated by S&P or
                                                  capital and prudent   Fitch. May invest up to 20% of total asets in securities
                                                  investment management denominated in foreign currencies.
                   PIMCO VIT Real  Intermediate-  Maximum real return,  At least 80% of its net assets in inflation-indexed bonds of
                   Return            Term Bonds   consistent with       varying maturities issued by the U.S. and non-U.S.
                   Portfolio                      preservation of real  governments, their agencies or instrumentalities and
                                                  capital and prudent   corporations.
                                                  investment management
                   PIMCO VIT Total Intermediate-  Maximum total return, At least 65% of total assets in a diversified portfolio of
                   Return            Term Bonds   consistent with       fixed income instruments of varying maturities.
                   Portfolio                      preservation of
                                                  capital and prudent
                                                  investment management
SCHRODER
Managed by Allianz AZL Schroder      Specialty    Capital appreciation  Invests at least 80% of its net assets in equity securities
Investment         Emerging                                             of companies that the subadviser believes to be "emerging
Management         Markets Equity                                       market" issuers. May invest remainder of assets in
LLC/Schroder       Fund                                                 securities of issuers located anywhere in the world.
Investment
Management North
America Inc.
                   AZL Schroder    International  Long-term capital     At least 80% of net assets in equity securities of small
                   International       Equity     appreciation          capitalization companies located outside the U.S. (generally
                   Small Cap Fund                                       with market capitalizations of $3.5 billion or less at the time of investment) that it believes offer the potential for capital appreciation.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                                       25


TARGETPLUS PORTFOLIOS
Managed by Allianz AZL TargetPLUS      Model      Long-term capital     Invests primarily in a diversified portfolio of equity and
Investment         Balanced Fund     Portfolio    appreciation with     fixed income securities with 40% to 60% allocated to the
Management                                        preservation of       equity portfolio and the balance allocated to the fixed
LLC/First Trust                                   capital as an         income portfolio. May invest a significant portion of its
Advisors L.P. and                                 important             total assets in securities of non-U.S. companies.
Pacific Investment                                consideration
Management Company
LLC
Managed by Allianz AZL TargetPLUS      Model      Total return          Invests at least 80% of net assets in common stocks of
Investment         Equity Fund       Portfolio                          companies that are identified by a model based on an
Management                                                              allocation of 20% of fund assets in each of five separate
LLC/First Trust                                                         strategies that seek to provide above-average total return.
Advisors L.P.
Managed by Allianz AZL TargetPLUS      Model      Long-term capital     Invests primarily in a diversified portfolio of equity and
Investment         Growth Fund       Portfolio    appreciation          fixed income securities with 70% to 90% allocated to the
Management                                                              equity portfolio and the balance allocated to the fixed
LLC/First Trust                                                         income portfolio. May invest a significant portion of its
Advisors L.P. and                                                       total assets in securities of non-U.S. companies.
Pacific Investment
Management Company
LLC
                   AZL TargetPLUS      Model      Long-term capital     Invests primarily in a diversified portfolio of equity and
                   Moderate Fund     Portfolio    appreciation          fixed income securities with 55% to 75% allocated to the
                                                                        equity portfolio and the balance allocated to the fixed
                                                                        income portfolio. May invest a significant portion of its
                                                                        total assets in securities of non-U.S. companies.
TURNER
Managed by Allianz AZL Turner        Small Cap    Long-term growth of   At least 80% of its net assets in common stocks and other
Investment         Quantitative                   capital               equity securities of U.S. companies with small  market
Management         Small Cap                                            capitalizations that the subadviser believes, based on a
LLC/Turner         Growth Fund                                          quantitative model, have strong earnings growth potential.
Investment                                                              Small capitalization companies are defined as companies with
Partners, Inc.                                                          market capitalizations, at the time of purchase, in the
                                                                        range of companies included in the Russell[
                                                                        ]2000[R] Growth Index.
VAN KAMPEN
Managed by Allianz AZL Van Kampen   Large Value   Capital growth and    Invests at least 80% of net assets in common stocks with the
Investment         Comstock Fund                  income                potential for capital growth and income. May invest  up to
Management LLC/Van                                                      25% of total assets in foreign securities.
Kampen Asset
Management
                   AZL Van Kampen    Specialty    Highest possible      Invests at least 65% of its total assets in income-producing
                   Equity and                     income consistent     equity securities and also invests in investment grade
                   Income Fund                    with safety of        quality debt securities. May invest  up to 25% ot total
                                                  principal with long-  assets in foreign securities.
                                                  term growth of
                                                  capital as an
                                                  important secondary
                                                  objective
                   AZL Van Kampen  International  Long term capital     Invests primarily in a portfolio of equity securities of
                   Global              Equity     appreciation          issuers located throughout the world that it believes have,
                   Franchise Fund                                       among other things, resilient business franchises and growth potential. Normally invests at least 65% of total assets in securities of issuers from at least three different
                                                                        countries, which may include the U.S.
                   AZL Van Kampen    Specialty    Income and capital    Invests at least 80% of assets in equity securities of
                   Global Real                    appreciation          companies in the real estate industry located throughout the
                   Estate Fund                                          world, including real estate investment trusts and real
                                                                        estate operating companies established outside the U.S.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                                       26

                   AZL Van Kampen   Large Value   Income and long-term  Invests at least 65% of total assets in income-producing
                   Growth and                     growth of capital     equity securities, including common stocks and convertible
                   Income Fund                                          securities; also in non-convertible preferred stocks and
                                                                        debt securities rated "investment grade." May invest  up to
                                                                        25% of total assets in foreign securities.
                   AZL Van Kampen     Mid Cap     Capital growth        At least 80% of net assets in common stocks and other equity
                   Mid Cap Growth                                       securities of mid capitalization growth companies.
                   Fund



Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option's assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.


SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS
We may substitute another Investment Option for one of the Investment Options you selected for any reason in our sole discretion. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in, or transfers to, an Investment Option if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We also may close Investment Options to allocations of Purchase Payments and/or Contract Value, at any time and at our sole discretion. The fund companies that sell shares of the Investment Options to us, pursuant to participation agreements, may terminate those agreements and discontinue offering their shares to us. To the extent required by the Investment Company Act of 1940 or other applicable law, we will not substitute any shares without notice to you and prior approval of the SEC.


TRANSFERS
CONTRACTS WITH ONE OF THE TARGET DATE RETIREMENT BENEFITS OR ONE OF THE LIFETIME PLUS BENEFITS WILL BE SUBJECT TO RESTRICTIONS ON TRANSFERS INTO CERTAIN INVESTMENT OPTIONS. For more information, please see section 11.a, The Target Date Retirement Benefits and section 11.b, The Lifetime Plus Benefits; see also Appendix D.


You can make transfers among the Investment Options, subject to certain restrictions. Transfers may be subject to a transfer fee. For more information, see section 6, Expenses - Transfer Fee. We currently allow you to make as many transfers each Contract Year as you wish. We may change this practice in the future. This product is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and excessive or inappropriate transfer activity may be restricted.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

The following applies to any transfer.


o The minimum amount that you can transfer is $1,000 or the entire amount in the Investment Option, if less. We waive this requirement if the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for a Target Date Retirement Benefit or one of the Lifetime Plus Benefits.

o We may choose not to allow you to make transfers during the free look/right to examine period.
o Your request for a transfer must clearly state:
  -  which Investment Options are involved in the transfer; and
  -  how much you wish to transfer.
o After the Income Date, you cannot make a transfer from a fixed Annuity Payment stream to a variable Annuity Payment stream.
o After the Income Date, you can make a transfer from a variable Annuity Payment stream to establish a new fixed Annuity Payment stream.
o Your right to make transfers is subject to modification if we determine, in our sole discretion, that exercise of the right by one or more Owners is, or may be, to the disadvantage of other Owners. For more information, see the "Excessive Trading and Market Timing" discussion in this section.
o Transfer instructions apply equally to the accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.

o Transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments. In addition, transfers of Contract Value between Investment Options will not change how we rebalance your Contract Value on each Quarterly Anniversary if your Contract includes one of the Target Date Retirement Benefits or one of the Lifetime Plus Benefits. Under these optional benefits, in order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. (For more information, please see "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" in section 11.a, The Target Date Retirement Benefits, and section 11.b, The Lifetime Plus Benefits; see also Appendix D.)


When you make a transfer request, we will process the request based on the Accumulation Unit values and/or Annuity Unit values next determined after receipt of the request in good order at our Service Center. The Accumulation Unit values and Annuity Unit values are normally determined at the end of each Business Day and any transfer request received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values and/or Annuity Unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options' prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

TELEPHONE AND OTHER ELECTRONIC TRANSFERS
You can request transfers by telephone, fax, or by website at www.allianzlife.com. We may allow you to authorize someone else to request transfers by telephone, fax, or website on your behalf. We will accept instructions from either you or a Joint Owner unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone or by website are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request submitted by telephone, website, or by fax, and to discontinue or modify the telephone, fax and/or website transfer privileges at any time and for any reason.

We do not currently accept transfer instructions from you via email or via electronic communications other than by telephone, fax, or by website. This service may be available to you in the future.

When you make a transfer request by telephone, fax, or by website, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If you or your authorized representative have not given instructions to a Service Center representative before the end of the Business Day, even if








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
due to our delay in answering your call or a delay caused by our telephone, fax and/or computer system, we will consider the request to be received at or after the end of the current Business Day and the request will receive the next Business Day's Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our Service Center.

By authorizing transfers by telephone or website, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with telephone and website transactions that do not occur if a written request is submitted. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we will not be able to verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

EXCESSIVE TRADING AND MARKET TIMING
Your ability to make transfers under the Contract is subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
o Dilution of the interests of long-term investors in an Investment
  Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value.
o An adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely.
o Increased brokerage and administrative expenses.

In order to attempt to protect our Owners and the Investment Options from potentially disruptive trading, we have adopted certain excessive trading and market timing policies and procedures. Under our excessive trading and market timing policy, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, the modifications we may apply include (but are not limited to) the following.
o Limiting the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).
o Restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).
o Requiring a minimum time period between each transfer into or out of a particular Investment Option. Our current policy, which is subject to change without notice, prohibits "round trips" with Investment Options, other than the AZL Money Market Fund and the AZL FusionPortfolios, within 14 calendar days. Round trips are transfers into and back out of a particular Investment Option, or transfers out of and back into a particular Investment Option.
o Not accepting transfer requests made on your behalf by an asset allocation and/or market timing service.
o Limiting the dollar amount of any Purchase Payment or transfer request allocated to any Investment Option at any one time.
o Imposing redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).
o Prohibiting transfers into specific Investment Options.
o Imposing other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Currently, we attempt to DETER disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners' legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners' interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.
o Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
o Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Option's shares are subject to acceptance by that Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option or allocation of a Purchase Payment to an Investment Option if the order to purchase the Investment Option's shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept transfers from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person's telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or allocations of Purchase Payments to that Investment Option. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM
The DCA program allows you to systematically transfer a set amount of money each month from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase. The DCA program may not be available in your state.

The DCA program is only available for a period of either six or 12 months. You can choose to participate in the DCA program at any time during the Accumulation Phase and you can participate in the program more than once. However, if your Contract includes one of the Lifetime Plus Benefits the DCA program is not available after you begin receiving Lifetime Plus Payments. You can elect either the six or 12 month program by properly completing the DCA form provided by us, and we will process your participation request after it is received in good order at our Service Center.


If you choose to participate in the DCA program at Contract issue we will apply 100% of your initial Purchase Payment to the DCA Money Market Account. If you choose to participate in the DCA program after the Issue Date you must allocate at least $1,500 of your Contract Value to the DCA Money Market Account. Each month while the program is in effect we will transfer money from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. Keep in mind that if your Contract includes one of the Target Date Retirement Benefits or one of the Lifetime Plus Benefits your allocation instructions must comply with the restrictions that are set out in section 11.a, The Target Date Retirement Benefits and Appendix D; or section 11.b, The Lifetime Plus Benefits. We will invest amounts that you allocate to the DCA Money Market Account in the AZL Money Market Fund. The DCA Money Market Account is subject to the same risks, fees and charges of the AZL Money Market Fund and will earn the same returns. Information on the AZL Money Market Fund can be found in section 4, Investment Options; Appendix A - Annual Operating Expenses for Each Investment Option; and in the AZL Money Market Fund prospectus that you can obtain from your registered representative or us by calling the toll free number at the back of this prospectus.


All DCA transfers will be made on the tenth day of the month or the next Business Day if the tenth is not a Business Day. If we do not process your program participation request before the first day of the month, then the first DCA transfer will not occur until the tenth day of the next month. The amount that we will transfer each month is equal to the amount in the DCA Money Market Account, divided by the number of remaining transfers to be made during the program period.


Your participation in the program will end when any of the following occurs:
o the DCA program period (which is either six or 12 months) ends;
o you begin receiving Lifetime Plus Payments (on the Benefit Date) if your Contract includes one of the Lifetime Plus Benefits (5.09);
o you request to terminate the program (your request must be received at our Service Center by the first of the month to terminate that month); and
o your Contract terminates.


If you choose to terminate your participation in the DCA program, or you terminate your program by beginning to receive Lifetime Plus Payments, on the Business Day your DCA program ends we will allocate any money remaining in the DCA Money Market Account to your selected Investment Options according to your allocation instructions.

If you participate in the DCA program, there are no fees for the transfers made under this program, we do not currently count these transfers against the free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the DCA program at any time and for any reason.


FLEXIBLE REBALANCING
THE FLEXIBLE REBALANCING PROGRAM IS NOT AVAILABLE TO YOU IF YOUR CONTRACT INCLUDES ONE OF THE TARGET DATE RETIREMENT BENEFITS OR ONE OF THE LIFETIME PLUS BENEFITS. THESE BENEFITS PROVIDE THEIR OWN REBALANCING PROGRAM; SEE SECTION 11.A, THE TARGET DATE RETIREMENT BENEFITS, SECTION 11.B, THE LIFETIME PLUS BENEFITS AND APPENDIX D. If you were participating in the flexible rebalancing program and subsequently add one of these optional benefits to your Contract after the Issue Date, your participation in the flexible rebalancing program will end on the rider effective date.









The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

However, if you select one of these optional benefits and subsequently remove it from your Contract, you will be able to participate in the flexible rebalancing program after the rider termination date.

You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. You can direct us to automatically readjust your balance in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers will be made on the 20th day of the month or the previous Business Day if the 20th is not a Business Day. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program, we do not currently count these transfers against any free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To participate in this program your request must be received in good order at our Service Center by the eighth of the month so that we may rebalance your account on the 20th of the month. To terminate your participation in this program, your request must also be received at our Service Center by the eighth of the month to terminate that month.

FINANCIAL ADVISERS - ASSET ALLOCATION PROGRAMS
If you have or establish a relationship with a personal financial adviser and the advisory agreement provides that you will pay all or a portion of your adviser's fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a partial withdrawal of the Contract Value to pay for the services of the financial adviser. We will treat any fee that is withdrawn as a withdrawal under the terms of this Contract. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution; it may be included in your gross income for federal tax purposes and, if any Owner is under age 59 1/2, it may be subject to a 10% federal penalty tax. If the Contract is Qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee that is charged by your adviser is in addition to the fees and expenses that apply under your Contract. We are not party to the agreement you have with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.

Please note that the adviser you engage to provide advice and/or to make transfers for you is not acting on our behalf, but is acting on your behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review prior transaction history of any adviser prior to granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If an adviser is granted trading authority, that adviser is subject to the same limitations applicable to contract owners as stated above.

VOTING PRIVILEGES
We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we will obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting and because many Owners do not respond to our request for them to provide us with voting instructions, a small number of Owners may determine the outcome of the vote. Should we determine that we are no longer required to obtain your voting instructions, we will vote the shares in our own right. Only Owners have voting privileges under the Contract. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.
o You are permitted to cast votes based on the dollar value of the Investment Option's shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of Accumulation/Annuity Units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.
o We will determine the number of shares that you can vote.
o You will receive any proxy materials and a form to give us voting instructions as well as periodic reports relating to the Investment Options in which you have an interest.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

5. OUR GENERAL ACCOUNT
Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

We do not currently offer any investment choices under our general account during the Accumulation Phase. Any amounts that you allocate to provide fixed Annuity Payments during the Annuity Phase become part of our general account.


6. EXPENSES
There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGES

Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Separate Account assets for the mortality and expense risk (M&E) charges. We do this as part of our calculation of the value of the Accumulation and Annuity Units. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of the Investment Option.

The Quarterly Value Death Benefit is available at issue with all other optional benefits. However, you can select ONLY ONE of the three following optional benefits at issue: Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. Once you have selected one of these three optional benefits it cannot be removed from your Contract.


You can also select ONLY ONE of the following optional benefits either at issue or on a Contract Anniversary: Target Date 10 Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit. However, if you select the No Withdrawal Charge Option you MUST also select ONE of the following at issue: Target Date 10 Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit. The Target Date 10 Benefit is available once before the older Owner's 81st birthday. The Lifetime Plus II Benefit and Lifetime Plus 10 Benefit are available once before the older Covered Person's 81st birthday.

You can also remove any of these optional benefits subject to certain restrictions. If you remove one of these optional benefits you may be able to make a ONE TIME REPLACEMENT as set out in section 11, Selection of Optional Benefits. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefits. In addition, none of the Lifetime Plus Benefits can be replaced after Lifetime Plus Payments have begun.


Each of the optional benefits carries an additional M&E charge.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

The amount of the current M&E charges during the Accumulation Phase is as follows.

                                                                                                                            CURRENT
                                                                                                                              M&E
                                                                                                                             CHARGE
BASE CONTRACT                                                                                                                1.40%

ADDITIONAL M&E CHARGE FOR OPTIONAL BENEFITS[(1)]
QUARTERLY VALUE DEATH BENEFIT                                                                                                0.30%
BONUS OPTION                                                                                                                 0.30%
SHORT WITHDRAWAL CHARGE OPTION                                                                                               0.25%


NO WITHDRAWAL CHARGE OPTION                                                                                                  0.35%
(also requires selection of one of the following at issue:  Target Date 10 Benefit, Lifetime Plus II Benefit, or Lifetime
  Plus 10 Benefit)



THE FOLLOWING VERSIONS OF THESE BENEFITS ARE AVAILABLE FOR SELECTION ON OR AFTER JANUARY 26, 2009.
TARGET DATE 10 BENEFIT                                                                                                       0.55%
LIFETIME PLUS II BENEFIT AND LIFETIME PLUS 10 BENEFIT:[(2)]
  SINGLE LIFETIME PLUS PAYMENTS                                                                                              0.95%
  JOINT LIFETIME PLUS PAYMENTS                                                                                               1.10%

THE FOLLOWING VERSIONS OF THESE BENEFITS WERE AVAILABLE BEFORE JANUARY 26, 2009,
BUT ARE NO LONGER AVAILABLE.


TARGET DATE RETIREMENT BENEFIT                                                                                               0.40%
LIFETIME PLUS BENEFIT:[(2)]
  SINGLE LIFETIME PLUS PAYMENTS                                                                                              0.70%
  JOINT LIFETIME PLUS PAYMENTS                                                                                               0.85%
LIFETIME PLUS II BENEFIT AND LIFETIME PLUS 10 BENEFIT:[(2)]
  SINGLE LIFETIME PLUS PAYMENTS[(3)]                                                                                         0.80%
  JOINT LIFETIME PLUS PAYMENTS[(3)]                                                                                          0.95%

NOTE FOR CONTRACTS WITH A LIFETIME PLUS BENEFIT THAT ALSO INCLUDE THE CUMULATIVE WITHDRAWAL BENEFIT: There is no additional charge or fee for the Cumulative Withdrawal Benefit.

(1)Some or all of the optional benefits may not be available to you; check with your registered representative.
(2)You select either single or joint Lifetime Plus Payments at the time you select the benefit. However, you can later change joint Lifetime Plus Payments to single Lifetime Plus Payments by removing a Covered Person. You can make this change only once. If we approve your request, we will change the M&E charge for this option to equal the M&E charge for single Lifetime Plus Payments that is in effect for a newly issued Contract as of the Contract Anniversary (or Benefit Anniversary, as applicable) after your request is received in good order at our Service Center, only if that amount differs from the current additional M&E charge on your Contract.
(3)On the Benefit Date, the M&E charge reduces to 0.70% for single Lifetime Plus Payments, and the M&E charge reduces to 0.85% for joint Lifetime Plus Payments.

During the Annuity Phase, if you request variable Annuity Payments, the M&E charge on an annual basis is equal to 1.40% for Contracts without the Bonus Option, and 1.70% for Contracts with the Bonus Option. Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you take a variable Partial Annuitization.

These charges compensate us for all the insurance benefits provided by your Contract, for example:
o our contractual obligation to make Annuity Payments,
o the death, income, and withdrawal benefits under the Contract,
o certain expenses related to the Contract, and
o for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charges are sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

CONTRACT MAINTENANCE CHARGE
We deduct $50 from the Contract annually as a contract maintenance charge during the Accumulation and Annuity Phases. The charge is for the expenses associated with the administration and maintenance of the Contract. We deduct this charge on the last day of each Contract Year and we deduct it proportionately from the Investment Options as set out in your Contract. During the Annuity Phase, we will collect a portion of the charge out of each Annuity Payment.

During the Accumulation Phase, we will not deduct this charge if the Contract Value (or Bonus Value if you select the Bonus Option) is at least $100,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus, we will determine the total value of all your Contracts. If the total Contract Value (or Bonus Value) of all Contracts registered under the same social security number is at least $100,000, we will not assess the contract maintenance charge. We also will waive this charge during the Annuity Phase if the Contract Value on the Income Date is at least $100,000. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we will deduct the full contract maintenance charge.

If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will look to the Annuitant to determine if we will assess the charge.

In some states, we are not permitted to assess the contract maintenance charge against the general account, during the Annuity Phase, or both.

WITHDRAWAL CHARGE
The Base Contract provides a seven year withdrawal charge schedule. If you select the Bonus Option or Short Withdrawal Charge Option you will have a different withdrawal charge schedule. However, if you select the No Withdrawal Charge Option, you will not be subject to a withdrawal charge.

You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if all or part of the amount withdrawn is from Purchase Payments we received within the withdrawal charge period. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge for amounts paid out as Annuity Payments, as death benefits, under the waiver of withdrawal charge benefit, or as part of a required minimum distribution payment under our minimum distribution program. We also do not assess the withdrawal charge on Lifetime Plus Payments or Cumulative Withdrawals. (For more information, see section 11.b, The Lifetime Plus Benefits and the discussions in section 8, Access to Your Money - Waiver of Withdrawal Charge Benefit and The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments.)


The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any Purchase Payments withdrawn (excluding any penalty-free withdrawals), and less any withdrawal charges. Amounts applied to Partial Annuitizations will reduce each Purchase Payment proportionately by the percentage of Contract Value you annuitize. WE DO NOT REDUCE THE WITHDRAWAL CHARGE BASIS FOR ANY PENALTY-FREE WITHDRAWALS. THIS MEANS THAT IF YOU TAKE A FULL WITHDRAWAL WHILE THE WITHDRAWAL CHARGE APPLIES, AND YOU HAVE TAKEN PENALTY-FREE WITHDRAWALS, YOU MAY BE ASSESSED A WITHDRAWAL CHARGE ON MORE THAN THE AMOUNT YOU ARE WITHDRAWING. Penalty-free withdrawals include the following amounts: Lifetime Plus Payments and Cumulative Withdrawals taken under one of the Lifetime Plus Benefits; withdrawals under the free withdrawal privilege; withdrawals under the waiver of withdrawal charge benefit; and any amounts paid as part of a required minimum distribution. We also do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. THIS MEANS THAT ON A FULL WITHDRAWAL, IF THE CONTRACT VALUE HAS DECLINED DUE TO POOR PERFORMANCE OF YOUR SELECTED INVESTMENT OPTIONS, THE WITHDRAWAL CHARGE MAY BE GREATER THAN THE AMOUNT AVAILABLE FOR WITHDRAWAL. BECAUSE WE ASSESS THE WITHDRAWAL CHARGE AGAINST THE WITHDRAWAL CHARGE BASIS, IN SOME INSTANCES, THE CONTRACT VALUE MAY BE POSITIVE, BUT YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. NOTE FOR CONTRACTS ISSUED IN WASHINGTON: We reduce the Withdrawal Charge Basis for penalty-free withdrawals and the free withdrawal privilege is available upon a full withdrawal. In Washington the Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any withdrawal charges). For more information please see the examples in Appendix I.


For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis and we make withdrawals from your Contract in the following order.
1.First, we withdraw any Purchase Payments that are beyond the withdrawal charge period shown in your Contract (for example, if you have a Base Contract, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

2.Then, we withdraw any Purchase Payments that are under the free withdrawal privilege and we do not assess a withdrawal charge. However, the free withdrawal privilege is not available if you are taking a full withdrawal. For more information, see section 8, Access to Your Money - Free Withdrawal Privilege.
3.Next, on a FIFO basis, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you will pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.
4.Finally, we withdraw any Contract earnings. Bonuses (if applicable) and any earnings thereon are treated as earnings under the Contract for purposes of the withdrawal charge. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received your Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

                                                                                   WITHDRAWAL CHARGE AMOUNT
 NUMBER OF COMPLETE YEARS SINCE WE RECEIVED YOUR PURCHASE  BASE CONTRACT   CONTRACT      CONTRACT WITH THE       CONTRACT WITH THE
                         PAYMENT                               CHARGE      WITH THE   SHORT WITHDRAWAL CHARGE  NO WITHDRAWAL CHARGE
                                                                             BONUS             OPTION                 OPTION
                                                                            OPTION*
                            0                                   8.5%         8.5%               8.5%                    0%
                            1                                   8.5%         8.5%               7.5%                    0%
                            2                                   7.5%         8.5%               5.5%                    0%
                            3                                   6.5%          8%                 3%                     0%
                            4                                    5%           7%                 0%                     0%
                            5                                    4%           6%                 0%                     0%
                            6                                    3%           5%                 0%                     0%
                            7                                    0%           4%                 0%                     0%
                            8                                    0%           3%                 0%                     0%
                     9 years or more                             0%           0%                 0%                     0%

* In Connecticut, the withdrawal charge, as a percentage of each Purchase Payment withdrawn, is 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, 2% and 0% for the
  time periods referenced above.

There is no charge under the following circumstances:
o for the Base Contract, when you withdraw a Purchase Payment that we have had for seven complete years,
o for a Contract with the Bonus Option, when you withdraw a Purchase
  Payment that we have had for nine complete years,
o for a Contract with the Short Withdrawal Charge Option, when you withdraw Purchase Payments we have had for four complete years, or
o if you have a Contract with the No Withdrawal Charge Option.
For a full withdrawal that is subject to a withdrawal charge, we will deduct the withdrawal charge as a percentage of the Withdrawal Charge Basis from the amount withdrawn. For a partial withdrawal that is subject to a withdrawal charge, the amount we deduct from your Contract will be the amount you request, plus any applicable withdrawal charge. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge from the remaining Contract Value (or Bonus Value if you select the Bonus Option) and we deduct it proportionately from the Investment Options.

EXAMPLE: You purchase a Base Contract with an initial Purchase Payment of $30,000 and make another Purchase Payment in the second Contract Year of $70,000. In the third Contact Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.

1)Purchase Payments that are beyond the withdrawal charge period. All payments are still within the withdrawal charge period so this does not apply.
2)Amounts available under the free withdrawal privilege. You have not taken any other withdrawals this year so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.







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                         supplemented January 26, 2009


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                                       36



3)Purchase Payments on a FIFO basis. The total amount we deduct from the first Purchase Payment is $30,000, which is subject to a 7.5% withdrawal charge, and we pay you $27,750. We determine this amount as follows:

  (AMOUNT WITHDRAWN) X (1 - WITHDRAWAL CHARGE) = THE AMOUNT YOU RECEIVE, OR:

$30,000 x 0.925 = $27,750.


  Next we determine how much we need to deduct from the second Purchase Payment. So far we have deducted $39,750 ($12,000 under the partial withdrawal privilege and $27,750 from the first Purchase Payment), so we would need to deduct $12,250 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and the withdrawal charge you pay on this amount as follows:

  (THE AMOUNT YOU RECEIVE) {divide} (1 - WITHDRAWAL CHARGE) = AMOUNT WITHDRAWN,
  OR:

$12,250 {divide} 0.915 = $13,388


4)Contract earnings. As we have already withdrawn your requested amount, this does not apply.

In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid total withdrawal charges of $3,388.

NOTE: WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND, IF TAKEN BEFORE AGE 59 1/2, MAY BE SUBJECT TO A 10% FEDERAL PENALTY TAX. FOR TAX PURPOSES, UNDER NON-QUALIFIED CONTRACTS, WITHDRAWALS ARE CONSIDERED TO HAVE COME FROM THE LAST MONEY YOU PUT INTO THE CONTRACT. THUS, FOR TAX PURPOSES, EARNINGS ARE CONSIDERED TO COME OUT FIRST.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals that will be purchasing the Contract or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a registered representative appointed with Allianz Life to any members of his or her immediate family, and the commission is waived. We require our prior approval for any reduction or elimination of the withdrawal charge.


TRANSFER FEE
You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer fee of $25 for each additional transfer. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We will deduct the transfer fee from the Investment Option from which the transfer is made. If you transfer the entire amount in the Investment Option, then we will deduct the transfer fee from the amount transferred. If you are transferring from multiple Investment Options, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionately from the Investment Options if you transfer less than the entire amount that is in the Investment Option. If the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for one of the Target Date Retirement Benefits or one of the Lifetime Plus Benefits, there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow. Transfer instructions apply equally to all accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract. We count transfers at the Contract level, and not by the number of portions in the Contract. For example, if you take a Partial Annuitization and your Contract is in both the Accumulation and Annuity Phases and you request a transfer, we count that as one transfer even though we will make the transfer in both portions of the Contract.


PREMIUM TAXES
Some states and other governmental entities (for example, municipalities) assess a tax (premium tax) on us based on the amount of Purchase Payments we receive from you. In some states, the tax is based on the amount applied to Annuity Payments. We are responsible for the payment of these taxes. We will make a deduction from your Contract Value equal to the amount we are required to pay for premium tax. Some of these taxes are due on the Issue Date, others are due on the Income Date. It is our current practice not to make deductions from the Contract to reimburse ourselves for the premium taxes that we pay until the earliest of the following: upon the Income Date if you take a Full Annuitization, the date of full withdrawal from the Contract, or full distribution of the death benefit. We may change this practice in the future and deduct the charge when the tax is due. Premium taxes normally range from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       37



INCOME TAXES
We reserve the right to deduct from the Contract any income taxes that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES
There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables and in the table of annual operating expenses for each Investment Option in Appendix A in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses will reduce the performance of the Investment Options and, therefore, will negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.


7. TAXES
NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase - Partial Annuitization. For more information on the taxation of Lifetime Plus Payments, see section 11.b, The Lifetime Plus Benefits.

ANNUITY CONTRACTS IN GENERAL
Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS
If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.





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                         supplemented January 26, 2009


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                                       38



We may issue the following types of Qualified Contracts.
o Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities
  (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service (IRS) has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus feature with a vesting schedule comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.
o Simplified Employee Pension (SEP) IRA. Employers may establish
  Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
o Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Distributions from a Roth IRA generally are not taxed until after the total amount distributed from the Roth IRA exceeds the amount contributed to the Roth IRA. After that, income tax and a 10% federal penalty tax may apply to distributions made: (1) before age 59 1/2 (subject to certain exceptions), or (2) during the five tax years starting with the year in which the first contribution is made to any Roth IRA.
o TSAs or 403(b) Contracts. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. As a result of changes to the regulations regarding 403(b)/TSA contracts which requires information sharing agreements between the financial organization or insurance company and employers sponsoring 403(b)/TSA plans, these plans are no longer offered with this Contract. However, that may change in the future.
o Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA contracts are not currently available under this Contract. However, that may change in the future.

QUALIFIED PLANS. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS
Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. IRS guidance also provides that








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

DISTRIBUTIONS - NON-QUALIFIED CONTRACTS
You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs - either as a withdrawal (including, if available, Partial Annuitizations, Lifetime Plus Payments, and/or Cumulative Withdrawals before your Contract Value is reduced to zero, and Excess Withdrawals) or as Annuity Payments under a Full Annuitization (including Lifetime Plus Payments on or after your Contract Value has been reduced to zero).

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments, Cumulative Withdrawals and amounts received as a result of a Partial Annuitization are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments and if you take any Cumulative Withdrawals, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

If you take a Full Annuitization, different rules apply. Periodic installments scheduled to be received at regular intervals (for example, monthly) after you take a Full Annuitization should be treated as annuity payments (and not withdrawals) for tax purposes. (In this regard, we intend to make tax reporting on periodic installments scheduled to be received at regular intervals under a Partial Annuitization as annuity payments ONLY after a Contract's entire Contract Value has been applied to Annuity Payments, provided that such installments extend over a period of more than one full year from the time of the Full Annuitization. Due to the lack of guidance on whether this is the appropriate tax treatment for such payments, however, Owners should consult with a tax adviser on this issue.) After a Full Annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:
1)paid on or after you reach age 59 1/2;
2)paid after you die;
3)paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
5)paid as annuity payments under an immediate annuity; or
6)that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified, as permitted by the Code, before the later of your attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above.

DISTRIBUTIONS - QUALIFIED CONTRACTS
Section 72 of the Code governs treatment of distributions from Qualified Contracts. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:
1)distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1/2;
2)distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
4)distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
5)distributions made on account of an IRS levy upon the Qualified Contract;
6)distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you (or the Annuitant as applicable) and his or her spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
7)distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
8)distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
9)distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and
10)a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified as permitted by the Code, before the later of the Annuitant attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract.

Distributions from a Qualified Contract must commence no later than the required beginning date. For IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70 1/2. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70 1/2 or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70 1/2 or older, you should consult with a tax adviser before taking a partial withdrawal.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS
Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incidental to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee's investment in the Contract will be increased to reflect the increase in the transferor's income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS
Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING
Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

"Eligible rollover distributions" from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a "direct rollover" from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The preceding discussion provides general information regarding federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

In Revenue Ruling 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance policies or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.








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                         supplemented January 26, 2009


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                                       42



We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION
The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such provisions and modify them, as necessary, to assure that they comply with the applicable requirements.

Other rules may apply to Qualified Contracts.






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8. ACCESS TO YOUR MONEY
The money in the Contract is available under the following circumstances:
o by taking a withdrawal;
o by taking Lifetime Plus Payments and/or Cumulative Withdrawals;
o by receiving Annuity Payments; or
o when we pay a death benefit.

You can only take withdrawals during the Accumulation Phase. When you make a withdrawal request, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. The Accumulation Unit values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.

When you take a full withdrawal, we will process the withdrawal:
o based upon the number of Accumulation Units held by the Contract on that Business Day and valued at the next available daily price established after receipt in good order of the withdrawal request at our Service Center,
o less any applicable withdrawal charge,
o less any deductions we make to reimburse ourselves for premium tax that we pay, and
o less any contract maintenance charge.

See the Fee Tables and section 6, Expenses for a discussion of the charges.


Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.* WE RESERVE THE RIGHT TO TREAT A REQUEST FOR A PARTIAL WITHDRAWAL THAT WOULD REDUCE THE CONTRACT VALUE BELOW THIS MINIMUM AS A REQUEST FOR A FULL WITHDRAWAL OF THE CONTRACT. We will deduct any partial withdrawal (including any withdrawal charge) proportionately from the Investment Options. However, for partial withdrawals, you may instead provide us with instructions regarding the deduction of your Contract Value from your selected Investment Options as long as your Contract does NOT include one of the Target Date Retirement Benefits or one of the Lifetime Plus Benefits. You cannot take a partial withdrawal from specific Investment Options if you selected one of these optional benefits.


* These limitations do not apply to Lifetime Plus Payments, Cumulative Withdrawals, systematic withdrawals, or required minimum distributions.

If you include the Bonus Option in your Contract and there are multiple bonuses applied to the Contract, we will reduce the oldest unvested bonus first (see section 11.c, Other Optional Benefits - Bonus Option). Partial withdrawals in excess of the free withdrawal privilege (see the following discussion) will reduce unvested bonus amounts by the excess amount's percentage of the Contract Value on the day of (but before) the partial withdrawal. This percentage is determined by dividing the amount of the partial withdrawal (including any withdrawal charge) in excess of the free withdrawal privilege amount by the Contract Value.

We will pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in good order, unless the suspension of payments or transfers provision is in effect (see the "Suspension of Payments or Transfers" discussion later in this section).


Upon withdrawal, we assess the withdrawal charge against the Withdrawal Charge Basis. Penalty-free withdrawals do not reduce the Withdrawal Charge Basis,* but any other withdrawals of Purchase Payments will reduce the Withdrawal Charge Basis. Penalty-free withdrawals include the following amounts: Lifetime Plus Payments and Cumulative Withdrawals under one of the Lifetime Plus Benefits; withdrawals under the free withdrawal privilege; withdrawals under the waiver of withdrawal charge benefit; and any amounts paid as part of a required minimum distribution. We also do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. THIS MEANS THAT IF YOU TAKE A FULL WITHDRAWAL WHILE THE WITHDRAWAL CHARGE APPLIES AND YOU HAVE TAKEN PENALTY-FREE WITHDRAWALS OR YOU HAVE HAD LOSSES IN YOUR INVESTMENT OPTIONS, YOU MAY BE ASSESSED A WITHDRAWAL CHARGE ON MORE THAN THE AMOUNT YOU ARE WITHDRAWING. IN SOME INSTANCES, YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. For more information, please see section 6, Expenses - Withdrawal Charge and the examples in Appendix I.


* For Contracts issued in Washington, we do reduce the Withdrawal Charge Basis for penalty-free withdrawals.

ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU TAKE.





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EXAMPLE
o You purchase a Contract with the Bonus Option and make an initial
  Purchase Payment of $100,000. We apply a bonus to your Contract of $6,000.
o You request a $50,000 partial withdrawal (not including the withdrawal charge) during the first Contract Year when the withdrawal charge is 8.5%. On the day of (but before) the partial withdrawal, your Contract Value is $110,600, the Bonus Value is $116,600, and your free withdrawal privilege is $12,000. Your bonus has not vested at all at this time (see section 11.c, Other Optional Benefits - Bonus Option).

  Calculating the total withdrawal charge:
  Amount requested that is subject to a withdrawal charge (amount requested minus the free withdrawal privilege)
  = $50,000 - $12,000 =..........................................$ 38,000.00
  Divided by (1 minus the withdrawal charge percentage) = 1 - 0.085
     ={divide} 0.915........................................................
  Total amount withdrawn that is subject to a withdrawal charge...$41,530.05 Total withdrawal charge (amount withdrawn minus the amount requested) =
     $41,530.05 - $38,000.00 =....................................$ 3,530.05
  Reducing the Contract Value:
  Contract Value on the day of (but before) the partial
     withdrawal$110,600.00..................................................
  Minus the total amount withdrawn (amount requested plus the total withdrawal charge)
  = $50,000.00 + $3,530.05 =.....................................- 53,530.05
  Contract Value after the partial withdrawal....................$ 57,069.95
  Reducing the unvested bonus:
  Amount of the unvested bonus....................................$ 6,000.00
  Multiplied by the result of the total amount withdrawn, minus the free withdrawal privilege,
  divided by the Contract Value on the day of (but before the partial withdrawal)
  = ($53,530.05 - $12,000) / $110,600 =..............................x 0.380
  Reduction in the unvested bonus due to the partial withdrawal (0.38 x
     $6,000).........................................................$ 2,280
  Unvested bonus after the partial withdrawal = $6,000 - $2,280 =....$ 3,720


FREE WITHDRAWAL PRIVILEGE
The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. THERE IS NO FREE WITHDRAWAL PRIVILEGE DURING THE ANNUITY PHASE, OR AFTER YOU BEGIN TO RECEIVE LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS (IF APPLICABLE). HOWEVER, LIFETIME PLUS PAYMENTS ARE NOT SUBJECT TO A WITHDRAWAL CHARGE. EXCESS WITHDRAWALS (INCLUDING A FULL WITHDRAWAL OF THE CONTRACT VALUE) ARE AVAILABLE WHILE YOU ARE RECEIVING LIFETIME PLUS PAYMENTS, HOWEVER, THEY ARE SUBJECT TO A WITHDRAWAL CHARGE AS SET OUT IN SECTION 6, EXPENSES - WITHDRAWAL CHARGE.


If you take a withdrawal of more than the free withdrawal privilege, the excess amount will be subject to the withdrawal charge and it will reduce the Withdrawal Charge Basis unless the excess amount is part of a penalty-free withdrawal. If you take a full withdrawal, we will assess the withdrawal charge with no reduction for the free withdrawal privilege. Amounts withdrawn under the free withdrawal privilege do not reduce the Withdrawal Charge Basis.*


* For Contracts issued in Washington, we do reduce the Withdrawal Charge Basis for amounts withdrawn under the free withdrawal privilege and the free withdrawal privilege is available upon a full withdrawal.

The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see "The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" discussion later in this section.

WAIVER OF WITHDRAWAL CHARGE BENEFIT
Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver will not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, this benefit is available if the Annuitant becomes so confined for the required period. We require proof of confinement in a form satisfactory to us








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before we will waive the withdrawal charge. Amounts withdrawn under this benefit do not reduce the Withdrawal Charge Basis.* This benefit is not available in Massachusetts.


* For Contracts issued in Washington, we do reduce the Withdrawal Charge Basis for amounts withdrawn under this benefit.

THE WAIVER VARIES FROM STATE TO STATE AND MAY NOT BE AVAILABLE IN ALL STATES. CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR DETAILS ON THE WAIVERS AVAILABLE IN YOUR STATE.

SYSTEMATIC WITHDRAWAL PROGRAM
If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to the withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the free withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your free withdrawal privilege amount for that Contract Year. With the exception of penalty-free withdrawals, any withdrawals in a Contract Year (including systematic withdrawals) will be subject to any applicable withdrawal charge. For more information, see section 6, Expenses - Withdrawal Charge and the "Free Withdrawal Privilege" discussion that appears earlier in this section.

All systematic withdrawals will be made on the ninth day of the month or the previous Business Day if the ninth is not a Business Day. You will not be charged additional fees for participating in or terminating this program.


ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS. YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AND THE MINIMUM DISTRIBUTION PROGRAM AT THE SAME TIME. YOU ALSO CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AND BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS AT THE SAME TIME.


THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD)
PAYMENTS
If you own a Qualified Contract, you may participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, or annual basis. However, we will only make annual payments if your Contract Value is less than $25,000. RMD payments from this Contract will not be subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis.* However, they will count against your free withdrawal privilege. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. Any RMD payments from this Contract that exceed the RMD amount calculated for this Contract will be subject to any applicable withdrawal charge. If you take any additional withdrawals that are not penalty-free withdrawals while you are receiving RMD payments, these withdrawals will be subject to any applicable withdrawal charge.


* For Contracts issued in Washington, we do reduce the Withdrawal Charge Basis for RMD payments.

YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL AND THE MINIMUM DISTRIBUTION PROGRAMS AT THE SAME TIME. WE ENCOURAGE PROSPECTIVE OWNERS WHO ARE CONSIDERING PURCHASING QUALIFIED CONTRACTS THAT ARE SUBJECT TO RMD PAYMENTS TO CONSULT A TAX ADVISER REGARDING THESE BENEFITS.

SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone transfers or payments for withdrawals, Lifetime Plus Payments, and/or Cumulative Withdrawals for any period when:
o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
o trading on the New York Stock Exchange is restricted;
o an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or
o during any other period when the SEC, by order, so permits for the protection of Owners.






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9. ILLUSTRATIONS
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your registered representative.


10.DEATH BENEFIT
The death benefit provided by the Base Contract is the Traditional Death Benefit. If available, you may be able to instead select the Quarterly Value Death Benefit at Contract issue. DEATH BENEFITS ARE ONLY AVAILABLE DURING THE ACCUMULATION PHASE OF THE CONTRACT. For more information on the Quarterly Value Death Benefit, please see section 11.c, Other Optional Benefits - Quarterly Value Death Benefit. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER YOUR SELECTED DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The use of the term "you" in this section refers to the Annuitant if the Contract is owned by a non-individual; otherwise it refers to the Owner.

We will process the death benefit based on the Accumulation Unit values next determined after receipt in good order at our Service Center of both due proof of death and an election of the death benefit payment option. WE CONSIDER DUE PROOF OF DEATH TO BE ANY OF THE FOLLOWING: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory. The Accumulation Unit values are normally determined at the end of each Business Day and due proof of death and an election of the death benefit payment option received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.

Any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will continue to be subject to investment risk that will be borne by the recipient.


TRADITIONAL DEATH BENEFIT
Under the Traditional Death Benefit, the amount of the death benefit will be the greater of 1 or 2, less any deduction we make to reimburse ourselves for premium tax that we pay.
1.The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option.
2.The Traditional Death Benefit value, which is the total of all Purchase
  Payments received before you begin receiving Lifetime Plus Payments under one of the Lifetime Plus Benefits (if applicable), reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization and/or withdrawal taken. Withdrawals include Lifetime Plus Payments, Cumulative Withdrawals, and Excess Withdrawals.


NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE, BUT ONLY AS THE BONUS BECOMES VESTED. WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.


NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS: If you begin receiving Lifetime Plus Payments, then, on and after the Benefit Date:


o the Traditional Death Benefit value will no longer increase because you can no longer make additional Purchase Payments; and each Lifetime Plus Payment, Cumulative Withdrawal, and any Excess Withdrawal will reduce the Traditional Death Benefit value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge); and
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge).

ANY AMOUNTS WITHDRAWN OR ANNUITIZED MAY REDUCE THE TRADITIONAL DEATH BENEFIT VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the








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Traditional Death Benefit value, we will deduct more than the amount withdrawn and/or annuitized from the Traditional Death Benefit value.

EXAMPLE
o You purchase a Base Contract with an initial Purchase Payment of $100,000. You make no additional Purchase Payments.
o You take a partial withdrawal of $20,000 in the tenth Contract Year when the Contract Value on the date of (but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal. You take no other partial withdrawals.

We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1)Contract Value............................................................
  $140,000
2)The Traditional Death Benefit value:
  Total Purchase Payments received..................................$100,000
     Reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $160,000) = 0.125 x $100,000 =...........- 12,500
       ............................................................$  87,500
Therefore, the death benefit that would be paid out on the tenth Contract Anniversary is the $140,000 Contract Value.

THE TRADITIONAL DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Traditional Death Benefit value and Contract
  Value are both zero.
o Contract termination.





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DEATH OF THE OWNER AND/OR ANNUITANT UNDER ALL OTHER CONTRACTS
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. FOR QUALIFIED CONTRACTS, THERE CAN BE ONLY ONE OWNER AND THE OWNER MUST BE THE ANNUITANT, UNLESS THE CONTRACT IS A QUALIFIED CONTRACT OWNED BY A QUALIFIED PLAN OR IS PART OF A CUSTODIAL ARRANGEMENT. PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO JOINT OWNERS. IF YOU TAKE A PARTIAL ANNUITIZATION, THERE CAN BE ONLY ONE OWNER; THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT. DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE AN IMPORTANT IMPACT ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

                         UPON THE DEATH OF A SOLE OWNER
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o We will pay a death benefit to the Beneficiary.* For a description of the payout options, see the "Death Benefit Payment Options" discussion later in this section.


o If the Contract includes one of the Lifetime Plus Benefits and you selected:
  - single Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate; or
  - joint Lifetime Plus Payments the benefit (including any Cumulative Withdrawal Value) will terminate unless the deceased Owner's spouse continues the Contract. If the surviving spouse continues the Contract and we have already begun making Lifetime Plus Payments, then joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive and any Cumulative Withdrawal Value will continue to be available.


      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o The Beneficiary becomes the Owner.
o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was an Annuitant and there is a surviving joint
  Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.



* If the Beneficiary is the spouse of the deceased Owner, the spouse/Beneficiary may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option on the death claim form.





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                        UPON THE DEATH OF A JOINT OWNER
      (NOTE: WE DO NOT ALLOW JOINT OWNERS TO TAKE PARTIAL ANNUITIZATIONS) ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
o We will pay a death benefit to the surviving Joint Owner.* For a description of the payout options available, see the "Death Benefit Payment Options" discussion later in this section.


o If the Contract includes one of the Lifetime Plus Benefits and you selected:


  - single Lifetime Plus Payments and the Joint Owners were not spouses, the benefit (including any Cumulative Withdrawal Value) will terminate even if the Covered Person is still alive;
  - single Lifetime Plus Payments and the Joint Owners were spouses, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse/Joint Owner is the Covered Person and they elect to continue the Contract;** or
  - joint Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse/Joint Owner continues the Contract.**
      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o The surviving Joint Owner becomes the sole Owner.
o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was an Annuitant and there is a surviving joint
  Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.



* If the surviving Joint Owner is the spouse of the deceased Owner, the spouse/surviving Joint Owner may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

**If the surviving spouse/Joint Owner is a Covered Person and they continue the Contract after we have begun making Lifetime Plus Payments, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse and any Cumulative Withdrawal Value will continue to be available.





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   UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE


o If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we will treat the death of the Annuitant as the death of an Owner; we will pay the Beneficiary* a death benefit and a new Annuitant cannot be named. If you selected single Lifetime Plus Payments under one of the Lifetime Plus Benefits, the benefit (including any Cumulative Withdrawal Value) will terminate. If you selected joint Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate unless the deceased Annuitant's spouse continues the Contract.


o If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval.
o If the deceased Annuitant was a sole Owner, we will pay the Beneficiary* a death benefit.
o If the Joint Owners were spouses, there may also be contingent
  Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We will pay a death benefit to the surviving Joint Owner.**


o If the Contract includes one of the Lifetime Plus Benefits and you selected:


  - single Lifetime Plus Payments and the Contract is solely owned or owned by a non-individual, the benefit (including any Cumulative Withdrawal Value) will terminate;
  - single Lifetime Plus Payments and the Contract is jointly owned by non-spouses, the benefit (including any Cumulative Withdrawal Value) will terminate even if the Covered Person is still alive;
  - single Lifetime Plus Payments and the Contract is jointly owned by spouses, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse is also the Covered Person and they elect to continue the Contract;*** or
  - joint Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse continues the Contract.***

o For a description of the payout options, see the "Death Benefit Payment Options" discussion later in this section.

      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was a sole Owner, the Beneficiary will become the Owner if the Contract continues.
o If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.




* If the Beneficiary is the spouse of the deceased Owner, the spouse/Beneficiary may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option on the death claim form.
**If the surviving Joint Owner is the spouse of the deceased Owner, the spouse/surviving Joint Owner may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.
***If the surviving spouse is a Covered Person and they continue the Contract after we have begun making Lifetime Plus Payments, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse and any Cumulative Withdrawal Value will continue to be available.








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                         supplemented January 26, 2009


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                                       51



    UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT (NOTE: WE DO NOT ALLOW JOINT ANNUITANTS UNDER A PARTIAL ANNUITIZATION AND WE DO
                                   NOT ALLOW
 JOINT ANNUITANTS DURING THE ACCUMULATION PHASE, SO THIS CAN ONLY OCCUR UNDER A
                              FULL ANNUITIZATION)
o Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity
  Options 3 and 4, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see section 3, The Annuity Phase - Annuity Options.
o No death benefit is payable.
o If the deceased was a sole Owner, the Beneficiary will become the Owner.
o If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.



DEATH BENEFIT PAYMENT OPTIONS
If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the deceased Owner, he/she can choose to continue the Contract in his/her own name. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option. If a lump sum payment is requested, we will pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms.

OPTION A: Lump sum payment of the death benefit. We will not deduct the contract maintenance charge at the time of a full withdrawal if the distribution is due to death.

OPTION B: Payment of the entire death benefit within five years of the date of any Owner's death. We will assess the full contract maintenance charge on each Beneficiary's portion on each Contract Anniversary. However, we will waive the contract maintenance charge if the Contract Value at the time we are to deduct the charge is at least $100,000.

OPTION C: If the Beneficiary is an individual, payment of the death benefit, as an Annuity Payment, under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution under this option must begin within one year of the date of any Owner's death. We will continue to assess the full contract maintenance charge on each Beneficiary's portion proportionately over the Annuity Payments. However, we will waive the contract maintenance charge if the Contract Value at the time we are to deduct the charge is at least $100,000.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner's death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code's distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Code.


11.SELECTION OF OPTIONAL BENEFITS
OPTIONAL BENEFIT OVERVIEW
o QUARTERLY VALUE DEATH BENEFIT. This benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. The death benefit provided by the Quarterly Value Death Benefit will never be less than the Traditional Death Benefit that is available under the Base Contract, but they may be equal.
o BONUS OPTION. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner's 81st birthday, subject to a three year vesting schedule. The bonus may be more than offset by the additional M&E charge and longer withdrawal charge schedule associated with it, and it is not included in any guaranteed values that are based on Purchase Payments.




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                                       52



o SHORT WITHDRAWAL CHARGE OPTION. This benefit shortens the withdrawal charge from seven to four years. It may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh years after you make a Purchase Payment.


o NO WITHDRAWAL CHARGE OPTION. This benefit eliminates the withdrawal charge altogether. This benefit requires a higher initial Purchase Payment and the selection of one of the Target Date Retirement Benefits or one of the Lifetime Plus Benefits. It may not be appropriate if you do not intend to take a withdrawal during the first four years after you make a Purchase Payment.

o THE TARGET DATE RETIREMENT BENEFITS. There are two versions:  (i) the
  Target Date 10 Benefit, which is currently available on or after January 26, 2009; and (ii) the Target Date Retirement Benefit, which was available before January 26, 2009, but is no longer available. These two versions are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and a lower additional M&E charge. These benefits are intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point (the Target Value Date) during the Accumulation Phase. This type of feature is sometimes called a "walk away benefit," meaning that once you reach the Target Value Date, the entire guaranteed amount is available to you with no restriction in regard to how much or how fast you can take withdrawals. However, withdrawals may be subject to a withdrawal charge. Currently, the earliest available Target Value Date is ten years after you select the benefit. If you select this benefit we restrict your ability to make additional Purchase Payments to the first three years after you select the benefit. We also restrict your flexibility in allocating Contract Value among the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options. This benefit does not provide any guarantee to your Contract Value before the Target Value Date and does not lock in any gains that occur between anniversaries.

o LIFETIME PLUS BENEFIT, LIFETIME PLUS II BENEFIT, AND LIFETIME PLUS 10
  BENEFIT. These benefits are designed for those who want lifetime income (called Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both your Contract Value and death benefit. The Lifetime Plus Benefit, which was available before January 26, 2009, but is no longer available, is the simplest of these three benefits - it has potentially lower fees than the other two benefits and the ability to begin payments before age 65. The Lifetime Plus II Benefit is very similar to the Lifetime Plus Benefit but it offers more potential to increase your initial Lifetime Plus Payment. The Lifetime Plus 10 Benefit offers the maximum potential initial payment but you must wait to begin payments until age 65. If you select one of these benefits, we will restrict your ability to make allocations to, and transfers between, the Investment Options. Variable Annuity Payments are not subject to these restrictions. These benefits do not guarantee the performance of any Investment Option. To begin Lifetime Plus Payments you must meet certain age requirements. IF YOU DO NOT BEGIN RECEIVING LIFETIME PLUS PAYMENTS DURING THIS ELIGIBILITY PERIOD, YOUR BENEFIT WILL TERMINATE AND YOU WILL HAVE INCURRED HIGHER CONTRACT CHARGES WITHOUT RECEIVING ANY ADVANTAGE FROM YOUR SELECTED BENEFIT. Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX.

SOME OR ALL OF THE OPTIONAL BENEFITS MAY NOT BE AVAILABLE TO YOU; CHECK WITH YOUR REGISTERED REPRESENTATIVE. For more information on the differences between the Target Date 10 Benefit and the Lifetime Plus Benefits, please see the discussion "Choosing Between the Target Date 10 Benefit and the Lifetime Plus Benefits" later in this section.

EACH OF THE OPTIONAL BENEFITS CARRIES AN ADDITIONAL M&E CHARGE. The Bonus Option also has a longer withdrawal charge schedule. For more information please see the Fee Tables and section 6, Expenses.


The Quarterly Value Death Benefit is available for selection at issue. It is available with all other optional benefits, but once you select this benefit you cannot remove it from your Contract. The additional M&E charge associated with the Quarterly Value Death Benefit will continue until the benefit terminates.

You can select ONLY ONE of the three following optional benefits at issue:
Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. Once you select one of these three optional benefits, you cannot remove it from your Contract. The additional M&E charge associated with the Short Withdrawal Charge and the No Withdrawal Charge Option will continue until the earlier of the termination of the benefit, or your Contract Value is reduced to zero. The additional M&E charge associated with the Bonus Option will continue until your Contract terminates.








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                         supplemented January 26, 2009

You can also select ONLY ONE of the following optional benefits either at issue or on a Contract Anniversary: Target Date 10 Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit. However, if you select the No Withdrawal Charge Option you MUST also select ONE of these benefits at issue and you cannot remove it without replacing it as discussed later in this section. The Target Date 10 Benefit is available once before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). The Lifetime Plus II Benefit and Lifetime Plus 10 Benefit are available once before the older Covered Person's 81st birthday. If you select the Target Date 10 Benefit or one of the Lifetime Plus Benefits, the additional M&E charge associated with it will continue until the earlier of its termination, or your Contract Value is reduced to zero.

Under the Lifetime Plus Benefits, you select either single or joint Lifetime Plus Payments at the time you select the benefit. However, you can later change joint Lifetime Plus Payments to single Lifetime Plus Payments by removing a Covered Person. You can make this change only once. If we approve your request, we will change the additional M&E charge for your selected benefit to equal the additional M&E charge for single Lifetime Plus Payments as of the Contract Anniversary (or Benefit Anniversary, as applicable) after we receive your request in good order at our Service Center, only if that amount differs from the current additional M&E charge on your Contract.

REPLACING THE OPTIONAL BENEFITS
Unless you selected the No Withdrawal Charge Option, you can also remove one of the Target Date Retirement Benefits or Lifetime Plus Benefits, subject to certain restrictions. If you remove one of these optional benefits you may be able to make a ONE TIME REPLACEMENT as follows. You can only select the version of a benefit that is currently offered and available at that time.
FOR CONTRACTS ISSUED BEFORE MARCH 17, 2008
o On the first Contract Anniversary you can replace the Lifetime Plus
  Benefit with the Lifetime Plus II Benefit.

FOR CONTRACTS ISSUED ON OR AFTER MARCH 17, 2008 AND BEFORE SEPTEMBER 22, 2008
o Replace the Target Date Retirement Benefit with Lifetime Plus II
  Benefit.
o Replace either the Lifetime Plus Benefit or Lifetime Plus II Benefit with the Target Date 10 Benefit.



FOR CONTRACTS ISSUED ON OR AFTER SEPTEMBER 22, 2008
o Replace one of the Target Date Retirement Benefits with the Lifetime
  Plus II Benefit or Lifetime Plus 10 Benefit.
o Replace one of the Lifetime Plus Benefits (the Lifetime Plus Benefit, Lifetime Plus II Benefit or Lifetime Plus 10 Benefit) with the Target Date 10 Benefit.

SPECIAL ONE TIME REPLACEMENT FOR CONTRACTS ISSUED BEFORE SEPTEMBER 22, 2008
o During the period beginning on December 1, 2008 and ending on November
  30, 2009, you can replace the Lifetime Plus Benefit or Lifetime Plus II Benefit with the Lifetime Plus 10 Benefit. This replacement is available on the Contract Anniversary that occurs during this period.

THESE ARE THE ONLY REPLACEMENTS WE ALLOW FOR THESE OPTIONAL BENEFITS. Replacements include both the simultaneous removal and addition of benefits on one anniversary, as well as removing one benefit on an anniversary and adding another benefit on a future anniversary. In addition, if you select the No Withdrawal Charge Option, you can only remove one of the Target Date Retirement Benefits or Lifetime Plus Benefits if you can replace it with another optional benefit. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefit. IN ADDITION, YOU CANNOT REPLACE ANY OF THE LIFETIME PLUS BENEFITS AFTER LIFETIME PLUS PAYMENTS HAVE BEGUN.

CHOOSING BETWEEN THE TARGET DATE 10 BENEFIT AND THE LIFETIME PLUS BENEFITS
The following table outlines the primary differences between the Target Date 10 Benefit and the two available Lifetime Plus Benefits. The Target Date 10 Benefit provides a future guarantee on Contract Value that you can walk away with, but has restrictions on how you can invest your money. The Lifetime Plus Benefits provide lifetime income and continued access to both Contract Value and a death benefit for a period of time, and also has restrictions on how you can invest your money. However, the restrictions on investments under the Target Date 10 Benefit are different than the restrictions under the Lifetime Plus Benefits and will change over time. The fees for the Lifetime Plus Benefits are also higher than the fee for the Target Date 10 Benefit.









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                         supplemented January 26, 2009

                       PRIMARY DIFFERENCES BETWEEN THE TARGET DATE 10 BENEFIT AND THE LIFETIME PLUS BENEFITS
              TARGET DATE                                   LIFETIME PLUS II BENEFIT                                  LIFETIME PLUS
              10 BENEFIT                                                                                                10 BENEFIT
BENEFIT'S    A future      Lifetime income with access to both Contract Value and a death benefit.                    Same as the
FEATURE      guarantee of                                                                                             Lifetime Plus
             Contract                                                                                                 II Benefit.
             Value.
PERSON ON    The Owner.    The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.              Same as the
WHOM WE BASE                                                                                                          Lifetime Plus
THE BENEFIT                                                                                                           II Benefit.
M&E CHARGE   0.55%, which  0.95% for single Lifetime Plus Payments, and 1.10% for joint.                              Same as the
FOR THE      is less than                                                                                             Lifetime Plus
BENEFIT      the fee for                                                                                              II Benefit.
             any of the
             Lifetime Plus
             Benefits.
CAN THE M&E  No.           Yes, under certain circumstances.                                                          Yes, but the
CHARGE                                                                                                                circumstances
INCREASE?                                                                                                             are different
                                                                                                                      than those for
                                                                                                                      the Lifetime
                                                                                                                      Plus II
                                                                                                                      Benefit.
INVESTMENT   Yes, and the  Yes, but the restrictions are set when the benefit is added to the Contract and they will  Same as the
OPTION       restrictions  not change over time.                                                                      Lifetime Plus
ALLOCATION   will change                                                                                              II Benefit.
AND TRANSFER over time.
RESTRICTIONS
WAITING      Minimum of    None if minimum age for exercising is met at the time you select the benefit (must be at   None if
PERIOD       ten years.    least age 50, and cannot be age 91 or older).                                              minimum age
                                                                                                                      for exercising
                                                                                                                      is met at the
                                                                                                                      time you
                                                                                                                      select the
                                                                                                                      benefit (must
                                                                                                                      be at least
                                                                                                                      age 65, and
                                                                                                                      cannot be age
                                                                                                                      91 or older).
MANDATORY    Yes.          No. If payments do not begin during the eligibility period the benefit will terminate.     Same as the
BEGINNING                                                                                                             Lifetime Plus
DATE                                                                                                                  II Benefit.
GUARANTEED   The highest   We base the initial Lifetime Plus Payment on the greater of the highest quarterly Contract We base the
VALUES USED  annual        Value, or a 5% compound annual increase applied to Purchase Payments (subject to a cap of  initial
TO DETERMINE Contract      twice Purchase Payments). We automatically reset the portion of the guarantee based on the Lifetime Plus
THE          Value, which  compounded increase to equal the Contract Value if that will provide a larger potential    Payment on the
BENEFIT'S    is less than  guarantee. Resets do not eliminate any previous compounded increase based guarantees. Also greater of the
FEATURES     what is       the maximum Lifetime Plus Payment percentage is greater than the percentage available      highest
             potentially   under the Lifetime Plus 10 Benefit.                                                        quarterly
             available                                                                                                Contract
             under any of                                                                                             Value, or a
             the Lifetime                                                                                             2.5% SIMPLE
             Plus                                                                                                     QUARTERLY
             Benefits.                                                                                                INTEREST
                                                                                                                      applied to
                                                                                                                      Purchase
                                                                                                                      Payments for a
                                                                                                                      period of up
                                                                                                                      to 20 years.
                                                                                                                      The interest
                                                                                                                      period is
                                                                                                                      potentially
                                                                                                                      much longer
                                                                                                                      than what is
                                                                                                                      available
                                                                                                                      under the
                                                                                                                      Lifetime Plus
                                                                                                                      II Benefit.
                                                                                                                      Resets of the
                                                                                                                      portion of the
                                                                                                                      guarantee
                                                                                                                      based on
                                                                                                                      simple
                                                                                                                      interest are
                                                                                                                      automatic and
                                                                                                                      eliminate all
                                                                                                                      previous
                                                                                                                      simple
                                                                                                                      interest based
                                                                                                                      guarantees.

11.a THE TARGET DATE RETIREMENT BENEFITS
There are two versions: (i) the Target Date 10 Benefit, which is currently available on or after January 26, 2009; and (ii) the Target Date Retirement Benefit, which was available before January 26, 2009, but is no longer available. These two versions are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and a lower additional M&E charge.

Your Contract Value will increase and decrease depending on the performance of the underlying Investment Options you selected. Depending on market conditions, you can gain or lose value in the Investment Options, including your principal. However, the Target Date Retirement Benefits are intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point during the Accumulation Phase that you select (the Target Value Date). This type of feature is sometimes called a "walk away benefit," meaning that once you reach the Target Value Date, the entire guaranteed amount is available to you with no restriction in regard to how much or how fast you can take withdrawals. However, withdrawals may be subject to a withdrawal charge.









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                         supplemented January 26, 2009

There is an additional M&E charge for the Target Date Retirement Benefits and that charge is guaranteed for the life of the benefit. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. If you selected one of the Target Date Retirement Benefits, we will restrict your allocations to the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options. If you selected one of the Target Date Retirement Benefits, you can only make additional Purchase Payments to the Contract for the first three years after you select the benefit.

You can select the Target Date 10 Benefit subject to certain age restrictions either at Contract issue or on a subsequent Contract Anniversary. You can also later remove it from your Contract. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove one of the Target Date Retirement Benefits if you can replace it with one of the Lifetime Plus Benefits. If you remove one of the Target Date Retirement Benefits you cannot reselect it in the future.

YOU HAVE LIMITED PROTECTION UNDER THE TARGET DATE RETIREMENT BENEFITS UNLESS YOU HOLD THE CONTRACT UNTIL THE TARGET VALUE DATE. IF YOU THINK THAT YOU MAY DO ANY OF THE FOLLOWING BEFORE THE TARGET VALUE DATE YOU SHOULD CONSIDER WHETHER SELECTING THE TARGET DATE 10 BENEFIT IS IN YOUR BEST INTEREST: REMOVE THE TARGET DATE 10 BENEFIT FROM YOUR CONTRACT, TERMINATE THE CONTRACT, OR TAKE A FULL ANNUITIZATION.

The Target Date Retirement Benefits guarantee that, beginning on your initial Target Value Date (and on each subsequent Contract Anniversary until the benefit terminates) your Contract Value will at least equal the Target Value. The Target Value is the highest Contract Value that occurred at issue or on any subsequent Contract Anniversary, adjusted for any subsequent additional Purchase Payments or partial withdrawals. Currently, the earliest available initial Target Value Date is ten years after you select the benefit and the latest available initial date is the Contract Anniversary before the older Owner's 91st birthday. For example, assume you purchase a Contract, select the Target Date 10 Benefit with the earliest available Target Value Date, make one initial payment, and take no withdrawals. Then, on the tenth Contract Anniversary the Target Date 10 Benefit guarantees that your Contract Value will be at least the initial Purchase Payment or the highest Contract Value on any Contract Anniversary up to and including the tenth Contract Anniversary. HOWEVER, THE TARGET DATE RETIREMENT BENEFITS DO NOT PROVIDE ANY GUARANTEE TO YOUR CONTRACT VALUE BEFORE THE TARGET VALUE DATE AND DO NOT LOCK IN ANY GAINS THAT OCCUR BETWEEN ANNIVERSARIES.


If your Contract Value is less than this guaranteed amount on the Target Value Date and each subsequent Contract Anniversary, we will credit your Contract Value with the difference. We will allocate this amount to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit.


ADDING THE TARGET DATE 10 BENEFIT TO YOUR CONTRACT
If the Target Date 10 Benefit is available, you can select it at Contract issue or on a Contract Anniversary one time before the older Owner's 81st birthday. If the Contract is owned by a non-individual, we base the availability of the benefit on the age of the Annuitant. YOU CANNOT ADD THE TARGET DATE 10 BENEFIT TO A CONTRACT AFTER THE OLDER OWNER REACHES AGE 81. YOU ALSO CANNOT ADD THE TARGET DATE 10 BENEFIT TO YOUR CONTRACT AND HAVE ONE OF THE LIFETIME PLUS BENEFITS AT THE SAME TIME. If you previously had one of the Lifetime Plus Benefits but you removed it from your Contract, you can only add the Target Date 10 Benefit if you can meet the replacement requirements set out in section 11, Selection of Optional Benefits. You cannot replace the Target Date Retirement Benefit with the Target Date 10 Benefit.

If you do not select the Target Date 10 Benefit at Contract issue, you may be able to select it later if it is still available by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to add the benefit on that anniversary (the rider effective date), and your Contract Value on the rider effective date must be at least $10,000, or $25,000 if you also selected the No Withdrawal Charge Option. On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We consider this reallocation of your Contract Value to be a "good order" issue. We will process your request to add the Target Date 10 Benefit on the Contract Anniversary that occurs after we receive your request in good order at our Service Center and the rider effective date will be that Contract Anniversary. If you add the Target Date 10 Benefit to your Contract after the Issue Date, then, on the rider effective date, we will increase the M&E charge to include the amount of the additional M&E charge for the Target Date 10 Benefit. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider effective date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative. If you select the









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Target Date 10 Benefit, the additional charge associated with it will continue until the earlier of its termination, or your Contract Value is reduced to zero.

IF YOU SELECTED ONE OF THE TARGET DATE RETIREMENT BENEFITS, YOU CAN ONLY MAKE ADDITIONAL PURCHASE PAYMENTS AND PARTICIPATE IN THE AUTOMATIC INVESTMENT PLAN FOR THREE YEARS AFTER THE RIDER EFFECTIVE DATE. In addition, the flexible rebalancing program will not be available to you during the period that one of the Target Date Retirement Benefits is part of your Contract. However, if you remove your selected Target Date Retirement Benefit from your Contract, these restrictions will no longer apply on or after the rider termination date.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you will no longer have a Contract Value and, therefore, you will no longer receive any Contract Value increases under your selected Target Date Retirement Benefit.

NOTE FOR CONTRACTS ISSUED IN PENNSYLVANIA: The Target Date 10 Benefit has a ten-day right to examine period. If you change your mind about the Target Date 10 Benefit, you can remove it from your Contract within ten days after receiving the rider. If you remove the benefit from your Contract, we will treat it as if we had never issued it; however, it will not be available for future selection. If your Contract includes the No Withdrawal Charge Option and you remove the Target Date 10 Benefit from your Contract, you must replace it with one of the Lifetime Plus Benefits. If you do not make this replacement we will cancel your Contract.

NOTE FOR CONTRACTS ISSUED IN MASSACHUSETTS: The Target Date 10 Benefit is only available at the time you purchase your Contract; you cannot add this benefit to your Contract after the Issue Date.

REMOVING A TARGET DATE RETIREMENT BENEFIT FROM YOUR CONTRACT
Once you select one of the Target Date Retirement Benefits, you can remove it from your Contract at any time. If you remove one of the Target Date Retirement Benefits from your Contract, none of the Target Date Retirement Benefits will be available for future selection. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove a Target Date Retirement Benefit from your Contract if you can replace it with one of the Lifetime Plus Benefits, as discussed in section 11, Selection of Optional Benefits. You can request the removal of a Target Date Retirement Benefit by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary that occurs immediately after we receive your request in good order at our Service Center. If you remove a Target Date Retirement Benefit from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

THE TARGET VALUE DATE
We may apply a credit to your Contract Value on each Target Value Date. Each Target Value Date will occur on a Contract Anniversary. You select the initial Target Value Date when you add the Target Date 10 Benefit to your Contract. Currently, the earliest initial Target Value Date you can select is ten Contract Years after the rider effective date and the latest initial Target Value Date you can select is the Contract Anniversary before the older Owner's 91st birthday. If the Contract is owned by a non-individual, the latest initial Target Value Date you can select is the Contract Anniversary before the Annuitant's 91st birthday. Additional Target Value Dates will then occur on each subsequent Contract Anniversary while the Target Date 10 Benefit is in effect. If the Target Value Date does not fall on a Business Day, we will apply a credit to your Contract Value on the next Business Day.

Before the older Owner's 81st birthday, you can reset the initial Target Value Date before it occurs as long as the Contract Value is at least equal to the Target Value. If the Contract is owned by a non-individual, the age restriction for resetting the initial Target Value Date is before the Annuitant's 81st birthday. The new initial Target Value Date must be on a Contract Anniversary that is at least ten Contract Years after we process your request for the reset and the latest Target Value Date is the Contract Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in good order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day.








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Once we apply a credit to your Contract Value under one of the Target Date
Retirement Benefits, the credit becomes part of your Contract Value and is available for immediate withdrawal. Also, the credit will be allocated proportionately to the Investment Options you chose, and will immediately begin to participate in the investment performance of those Investment Options. Because the credit increases your Contract Value, it will also increase the total dollar amount (but not the percentage) of the M&E charge you pay. We will apply the credit to your Contract before we do any quarterly rebalancing. For tax purposes, the credit will be treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any prior payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if the entire Contract Value is then withdrawn. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal. We assess withdrawal charges against Purchase Payments withdrawn in the manner described in section 6, Expenses - Withdrawal Charge.

CALCULATING THE TARGET VALUE
We only calculate the Target Value while one of the Target Date Retirement Benefits is in effect. If you selected one of the Target Date Retirement Benefits at Contract issue, the Target Value is the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value on any Contract Anniversary. If you selected one of the Target Date Retirement Benefits after issue, the Target Value is the highest Contract Value on the rider effective date or on any subsequent Contract Anniversary. We adjust the Target Value for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. Additional Purchase Payments will increase the Target Value on a dollar for dollar basis, but partial withdrawals and Partial Annuitizations will decrease the Target Value proportionately based on the percentage of Contract Value withdrawn (including withdrawal charges) or annuitized. If your Contract Value is less than the Target Value on any Target Value Date, we will apply a credit your Contract Value to equal the Target Value. For more details and examples of how we calculate the Target Value, please see Appendix C.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING THESE RESTRICTIONS WILL APPLY ONLY TO CONTRACTS WITH ONE OF THE TARGET DATE RETIREMENT BENEFITS WHILE THE BENEFIT IS IN EFFECT. BY SELECTING ONE OF THESE BENEFITS, YOU ARE CONSENTING TO ALLOW US TO REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under the Target Date Retirement Benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit. For more information on the Investment Option groups and the restrictions on allocations to these groups, please see Tables 1, 2 and 3 in Appendix D - Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing.

We limit the amount of Contract Value you can allocate to the Investment Options in Group A to a maximum of between 30% and 5%, and we limit the amount of Contract Value you can allocate to the Investment Options in the combined Groups A, B and X to a maximum of between 95% and 35%. We require you to allocate a minimum of between 5% and 65% of your Contract Value to the Investment Options in Group Y. The minimum and maximum you can allocate to the groups depends on the number of years until the initial Target Value Date and the Contract Value as a percentage of Target Value.

The maximums decrease and the minimum increases as the number of years until the initial Target Value Date decreases and as the comparison of Contract Value as a percentage of Target Value decreases. However, we limit the amount by which the maximums can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR. IF YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWABLE AMOUNT OF CONTRACT VALUE TO THE INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER CHANGES TO THE ALLOCATION OF YOUR CONTRACT VALUE TO THE INVESTMENT OPTIONS OVER TIME AND AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES. Once we reduce the maximum amount of Contract Value we allow in Group A, or in the combined Groups A, B and X, it will never increase unless you are able to reset the initial Target Value Date AND the new maximum allowable allocation is greater than your current required allocation.

On each Quarterly Anniversary, we automatically rebalance the amount of Contract Value in each of the Investment Options as discussed in Appendix D. Quarterly rebalancing will continue until the termination of your selected Target








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Date Retirement Benefit. This rebalancing applies to all of your selected
Investment Options, and not just the ones that are in Groups A, B or X. On each Quarterly Anniversary we will return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments if these instructions comply with the current maximum allowable allocation for Contract Value in Group A, and the combined Groups A, B and X. However, if your most recent allocation instructions for future Purchase Payments do not meet these maximum limitations, we will rebalance your Contract Value according to the required allocations as described in Appendix D. If you choose to allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.


If you add the Target Date 10 Benefit to your Contract after the Issue Date, we will ask you to reallocate your Contract Value to comply with the maximum allowable allocations. We will not allow you to add the Target Date 10 Benefit to your Contract until you have reallocated your Contract Value to comply with the maximum allowable allocations. We will only allow you to make transfers to and from the Investment Option groups as long as you do not exceed the current maximum allowable allocations. However, transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we will instead allocate any additional Purchase Payments according to the current required allocation for each Investment Option that we established on the most recent Quarterly Anniversary. (For more information, please see Appendix D.) THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR SELECTED TARGET DATE RETIREMENT BENEFIT TERMINATES.

We will not move any of the Investment Options currently available under the Contract from one group to another, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.

TERMINATION OF A TARGET DATE RETIREMENT BENEFIT
Either Target Date Retirement Benefit will terminate upon the earliest of the following.
o The Business Day we process your request to remove your selected Target
  Date Retirement Benefit from the Contract (the rider termination date).
o The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive the death benefit, then your selected Target Date Retirement Benefit will terminate as of the end of the Business Day during which we receive in good order at the Service Center, both due proof of death and an election of the death benefit payment option.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.


11.b THE LIFETIME PLUS BENEFITS
The Lifetime Plus Benefit was available before January 26, 2009, but is no longer available.

The Lifetime Plus Benefit, Lifetime Plus II Benefit, and Lifetime Plus 10 Benefit are designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both your Contract Value and death benefit. Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. These benefits are available with the other optional benefits as discussed in section 11, Selection of Optional Benefits.








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Except as specified below, the same terms and conditions apply to the benefits available under the Lifetime Plus Benefit, Lifetime Plus II Benefit, and Lifetime Plus 10 Benefit. Each of these benefits provide guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) that are available to you during the Accumulation Phase. The Lifetime Plus Benefit is the simplest of these three benefits - it has potentially lower fees than the other two benefits and the ability to begin payments before age 65. The Lifetime Plus II Benefit is very similar to the Lifetime Plus Benefit but it offers more potential to increase your initial Lifetime Plus Payment. The Lifetime Plus 10 Benefit offers the maximum potential initial payment but you must wait to begin payments until age 65. Lifetime Plus Payments are annual payments that we initially calculate using your "Benefit Base," your "age band payment percentage," and whether you select single or joint Lifetime Plus Payments, as described in this section of the prospectus. There is an additional M&E charge for each of these benefits, and that charge may increase or decrease in certain situations. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges.

Your annual maximum Lifetime Plus Payment, once established, can increase, but it cannot decrease unless you take an excess partial withdrawal (Excess Withdrawal). Your annual maximum Lifetime Plus Payments may increase automatically each year based upon increases in your Contract Value, subject to adjustments for Excess Withdrawals. If your Contract includes the Cumulative Withdrawal Benefit, you can control the amount of each Lifetime Plus Payment you receive subject to certain restrictions. Each Benefit Year that you take less than the annual maximum Lifetime Plus Payment that you are entitled to, we add the remaining amount to the Cumulative Withdrawal Value. You can take withdrawals from your Cumulative Withdrawal Value at anytime. For more information regarding the Cumulative Withdrawal Benefit, please see the "Lifetime Plus Payments - The Cumulative Withdrawal Benefit" discussion later in this section.


You can choose the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit either at Contract issue or on a subsequent Contract Anniversary. You can select only one of the optional benefits subject to certain age restrictions and if the benefit is available. You can also remove your selected benefit before you exercise it. However, if your Contract includes the No Withdrawal Charge Option, you can only remove one of the Lifetime Plus Benefits if you can replace it with another benefit as set out in section 11, Selection of Optional Benefits. If you remove the Lifetime Plus Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit, you cannot reselect it in the future. If you select one of these benefits, you can exercise it and begin receiving Lifetime Plus Payments at any time subject to certain restrictions. Also, if you select one of these benefits, we will restrict the Investment Options to which you can allocate money under your Contract.


If you select one of these benefits, we will ask you to choose either single Lifetime Plus Payments for the lifetime of the sole Covered Person, or joint Lifetime Plus Payments for the lifetime of both joint Covered Persons. For joint Lifetime Plus Payments, the joint Covered Persons must qualify as spouses under federal law. You declare the Covered Person(s) at the time you add the benefit to your Contract. If your Contract includes the Lifetime Plus Benefit or Lifetime Plus II Benefit, on the date Lifetime Plus Payments begin (the Benefit
Date), all Covered Persons must be at least age 50 and no Covered Person can be age 91 or older. If your Contract includes the Lifetime Plus 10 Benefit, on the Benefit Date all Covered Persons must be at least age 65 and no Covered Person can be age 91 or older. The earliest possible Benefit Date you can select would be the 1st or 15th of a calendar month that occurs after we issue the Contract.


THERE ARE SEVERAL IMPORTANT POINTS FOR YOU TO CONSIDER BEFORE SELECTING ONE OF THE LIFETIME PLUS BENEFITS.
o None of these benefits create Contract Value or guarantee the performance of any Investment Option.
o You can remove a Lifetime Plus Benefit from your Contract provided that you do so before you exercise it. If you remove one of these benefits from your Contract you cannot reselect it but you may be able to replace it. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove one of these benefits from your Contract if you can replace it. For more details regarding the replacement of these benefits, see section 11, Selection of Optional Benefits.
o Contracts with a Lifetime Plus Benefit are subject to restrictions on the Investment Options available for allocations and transfers. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.
o Under the Lifetime Plus Benefit and Lifetime Plus II Benefit, you cannot begin receiving Lifetime Plus Payments if any Covered Person is younger than age 50 or if any Covered Person is age 91 or older. Under the Lifetime Plus 10 Benefit you cannot begin receiving Lifetime Plus Payments if any Covered Person is younger than age 65 or if any





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  Covered Person is age 91 or older. If you do not exercise the benefit during this eligibility period, it will no longer be available and you will have incurred higher Contract charges without receiving any benefit from selecting it.
o If a surviving spouse is below the age of 59 1/2 and has joint Lifetime
  Plus Payments that will continue, the payments will be reported as a premature distribution according to the Code.


o ONCE LIFETIME PLUS PAYMENTS BEGIN, YOU CANNOT TERMINATE THEM UNLESS YOU
  TAKE AN EXCESS WITHDRAWAL OF THE ENTIRE CONTRACT VALUE OR YOU REQUEST A FULL ANNUITIZATION.


  - If you terminate Lifetime Plus Payments and instead take an Excess Withdrawal of the entire Contract Value, the Contract will terminate and you may receive less money than you would have received had you continued to receive Lifetime Plus Payments. However, if your Contract includes the Cumulative Withdrawal Benefit, the ability to terminate Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.
  - If you terminate Lifetime Plus Payments and instead request fixed Annuity Payments under a Full Annuitization, the benefit you selected will terminate and we will no longer assess the M&E charge on that portion of the Contract. If you request variable Annuity Payments under a Full Annuitization, the benefit you selected will terminate and we will reduce the M&E charge on that portion of the Contract.
o If your Contract includes the Cumulative Withdrawal Benefit and you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you will receive any increase to your annual maximum Lifetime Plus Payment. Allocations to the Cumulative Withdrawal Value (the difference between the maximum Lifetime Plus Payment that you are entitled to and the actual Lifetime Plus Payment you received) do not earn interest or participate in the performance of your selected Investment Options, and the Cumulative Withdrawal Value is not available to your Beneficiaries* upon death. (See the "Lifetime Plus Payments - Cumulative Withdrawal Benefit" discussion later in this section.)



* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse/Joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE AND YOUR TAX ADVISER WHETHER ONE OF THE LIFETIME PLUS BENEFITS IS APPROPRIATE FOR YOUR SITUATION.

ADDING ONE OF THE LIFETIME PLUS BENEFITS TO YOUR CONTRACT
If available, you can select only one of the following either at issue or on a Contract Anniversary, but before the older Covered Person's 81st birthday: the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit. YOU CANNOT ADD ANY OF THE LIFETIME PLUS BENEFITS TO A CONTRACT ONCE THE OLDER COVERED PERSON REACHES AGE
81. If you previously had one of the Target Date Retirement Benefits but you removed it from your Contract, you can only add one of the Lifetime Plus Benefits if you can meet the replacement requirements set out in section 11, Selection of Optional Benefits.

If you do not select any of these benefits at Contract issue, you may be able to select one later if it is still available by completing the appropriate form. However, you cannot add any of these benefits to your Contract and have one of the Target Date Retirement Benefits at the same time. We must receive this form no later than 30 days before a Contract Anniversary in order to add the benefit on that anniversary (the rider effective date), and your Contract Value on the rider effective date must be at least either $25,000 if you also selected the No Withdrawal Charge Option, or $10,000. On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We consider the reallocation of your Contract Value to comply with these restrictions to be a "good order" issue. We will process your request to add the selected benefit after the Issue Date on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs after we receive your request in good order at our Service Center and your rider effective date for your selected benefit will be that Contract Anniversary. If you add one of these benefits to your Contract after the Issue Date, then, on the rider effective date, we will increase your M&E charge to include the amount of the additional M&E charge for your selected benefit and the payment type (single life or joint life) that is in effect for a newly issued Contract as of the rider effective date. We guarantee that the additional M&E charge for your selected benefit and payment type will not exceed the maximum additional M&E charge that we declared when you purchased your Contract and was set forth in the Fee Table of the prospectus you received at that time. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider effective date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative. If you select one of these benefits, the additional charges associated with it will continue until the earlier of its termination, or your Contract Value is reduced to zero.








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If you add any of these benefits to your Contract, the flexible rebalancing program will not be available to you during the period that the benefit is part of your Contract.

NOTE FOR CONTRACTS ISSUED IN PENNSYLVANIA: The Lifetime Plus II Benefit and Lifetime Plus 10 Benefit each have a ten-day right to examine period. If you change your mind about the benefit you selected, you can remove it from your Contract within ten days after receiving the rider. If you remove any of these benefits from your Contract, we will treat the benefit as if we had never issued it; however, none of these benefits will then be available for future selection. If your Contract includes the No Withdrawal Charge Option, you can only remove one of the Lifetime Plus Benefits from your Contract if you can replace it with another benefit, as discussed in section 11, Selection of Optional Benefits. If you do not make this replacement we will cancel your Contract.

REMOVING ONE OF THE LIFETIME PLUS BENEFITS FROM YOUR CONTRACT
Once you select the Lifetime Plus Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit, you can remove it from your Contract at any time before you exercise it. If you remove one of these benefits from your Contract, then none of these benefits will be available for future selection. However, we allow a special one time replacement of the Lifetime Plus or Lifetime Plus II Benefit with the Lifetime Plus 10 Benefit as set out in section 11, Selection of Optional Benefits. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove one of the Lifetime Plus Benefits from your Contract if you can replace it with another benefit as discussed in section 11, Selection of Optional Benefits. You can request the removal of your selected Lifetime Plus Benefit by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs immediately after we receive your request in good order at our Service Center. If you remove one of these benefits from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

Although you cannot remove any of the Lifetime Plus Benefits from your Contract after Lifetime Plus Payments begin, you can terminate your selected benefit by:
o taking an Excess Withdrawal of the entire Contract Value, less any withdrawal charge and any deduction we make to reimburse ourselves for premium tax that we pay (however, if your Contract includes the Cumulative Withdrawal Benefit, this option is only available if your Contract Value is greater than the Cumulative Withdrawal Value); or
o requesting Annuity Payments under a Full Annuitization based on the greater of the entire Contract Value or Cumulative Withdrawal Value (if applicable), less any deduction we make to reimburse ourselves for premium tax that we pay.

NOTE: If you terminate your selected Lifetime Plus Benefit by taking an Excess Withdrawal or a Full Annuitization:
o your Lifetime Plus Payments will stop and none of these benefits will be available for future selection,
o the Accumulation Phase of the Contract will end,
o the death benefit will terminate, and
o if you request Annuity Payments, all annuitized portions of the Contract will terminate as indicated in section 3, The Annuity Phase.

WHO IS CONSIDERED A COVERED PERSON(S)?
For single Lifetime Plus Payments and for:
o solely owned Contracts, the Covered Person is the Owner.
o Contracts owned by a non-individual, the Covered Person is the Annuitant.
o jointly owned Contracts, you can choose which Owner is the Covered
  Person subject to the maximum age restriction for adding one of the Lifetime Plus Benefits to your Contract (age 80 or younger).






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For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
o Non-Qualified Contracts:
  -  spouses must be Joint Owners; or
  - one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or
  - one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

o Qualified Contracts:
  - one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
  - if the Contract is owned by a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary. However, if we require a non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary solely for the purpose of determining the Lifetime Plus Payment.

After we issue the Lifetime Plus Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit, you cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person after we issue the benefit if you selected joint Lifetime Plus Payments. YOU CAN MAKE THIS CHANGE ONLY ONCE.

Before Lifetime Plus Payments begin, you can request the removal of a joint Covered Person within 30 days before a Contract Anniversary by completing the appropriate form. Once Lifetime Plus Payments have begun, you can request the removal of a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We will process your request on the Contract Anniversary* (or Benefit Anniversary*, as applicable) that occurs immediately after we receive your request in good order at our Service Center. If you remove a joint Covered Person from your Contract, we will change the additional M&E charge for your selected benefit only if this amount differs from the current additional M&E charge on your Contract. We will change the additional M&E charge as follows.
o IF YOUR CONTRACT DOES NOT INCLUDE THE CUMULATIVE WITHDRAWAL BENEFIT: We will change the additional M&E Charge for your selected benefit to equal the additional M&E Charge for the same newly issued benefit with single Lifetime Plus Payments.
o IF YOUR CONTRACT INCLUDES THE CUMULATIVE WITHDRAWAL BENEFIT: If we are still offering your selected benefit, we will change the charge to equal the current additional M&E charge for your selected benefit with single Lifetime Plus Payments that is available at that time. If we are no longer offering your selected benefit, we reserve the right to declare a new additional M&E charge.

HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT WITH SINGLE LIFETIME PLUS PAYMENTS THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME. If we change the M&E charge, we will adjust the number of Accumulation Units so that the Contract Value on the anniversary that we process your request will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

* Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we will not reduce your Lifetime Plus Payment if you remove a Covered Person from your Contract, but we may increase your payment as follows. We will compare your current Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person's current age and the current Contract Value as of the Benefit Anniversary that we process your removal request (see the age band table in the "Lifetime Plus Payments" discussion later in this section). If the payment based on the appropriate percentage for the remaining Covered Person's current age and Contract Value is greater, we will increase your Lifetime Plus Payment to this new amount. However, if your Contract includes the Cumulative Withdrawal Benefit, we use your annual MAXIMUM Lifetime Plus Payment for this comparison, and if the payment based on the appropriate percentage for the remaining Covered Person's current age and Contract Value is greater, we will increase your annual maximum Lifetime Plus Payment to this new amount. If you chose to receive the maximum payment, the same increase will also apply to the actual Lifetime Plus Payment you receive for the coming year. However, if you chose to receive less than the maximum payment, there will be no change to the actual Lifetime Plus Payment you receive for the coming year and we will apply the difference between your maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.








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NOTE: A PERSON WILL NO LONGER QUALIFY AS A COVERED PERSON AND WILL BE REMOVED
FROM THE CONTRACT IF THAT PERSON IS NO LONGER AN OWNER, JOINT OWNER, ANNUITANT, SOLE PRIMARY BENEFICIARY, OR SOLE CONTINGENT BENEFICIARY AS REQUIRED ABOVE.


NOTE FOR JOINT LIFETIME PLUS PAYMENTS: The Covered Persons must continue to qualify as spouses under federal law until your selected Lifetime Plus Benefit terminates. Once you declare the Covered Persons, if at any time before your benefit terminates you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS: If the Joint Owners are not spouses, Lifetime Plus Payments will stop with the death of any Owner. THIS MEANS THAT IF YOU SELECT SINGLE LIFETIME PLUS PAYMENTS ON A JOINTLY OWNED CONTRACT, LIFETIME PLUS PAYMENTS COULD STOP EVEN IF THE COVERED PERSON IS STILL ALIVE.


NOTE FOR CONTRACTS ISSUED TO CIVIL UNION PARTNERS IN NEW JERSEY: In the state of New Jersey we allow civil union partners to be Joint Owners and/or Joint Covered Persons. However, CIVIL UNION PARTNERS ARE TREATED DIFFERENTLY THAN PERSONS WHO ARE RECOGNIZED AS SPOUSES UNDER THE FEDERAL TAX LAW AND THIS AFFECTS HOW LONG LIFETIME PLUS PAYMENTS WILL CONTINUE AND WHEN YOUR BENEFIT WILL TERMINATE. Specifically, upon the death of one spouse, the surviving spouse can continue the Contract. In addition, if the spouses were Joint Covered Persons and had begun receiving Lifetime Plus Payments, the payments would continue for the entire lifetime of the survivor. However, if the Contract was jointly owned by civil union partners, then upon the death of one civil union partner, THE SURVIVING CIVIL UNION PARTNER CAN ONLY CONTINUE THE CONTRACT IN THE ACCUMULATION PHASE FOR A MAXIMUM OF FIVE YEARS. THIS LIMITATION ALSO APPLIES TO LIFETIME PLUS PAYMENTS. So upon the death of one civil union partner, if the surviving civil union partner is a Covered Person, Lifetime Plus Payments can only continue for a maximum of five years. In addition, Lifetime Plus Payments can only continue for a maximum of five years from the date of death if you appoint civil union partners as Joint Covered Persons, the Contract is solely owned and the Owner dies first, or the Contract is owned by a non-individual and the Annuitant dies first. Therefore, it may be more advantageous to civil union partners that are considering purchasing a Contract with the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit to purchase ONE CONTRACT FOR EACH PARTNER AND APPOINTING ONLY ONE COVERED PERSON instead of purchasing one contract and appointing Joint Covered Persons. WE STRONGLY ADVISE CIVIL UNION PARTNERS TO CONSULT A TAX ADVISER BEFORE PURCHASING A CONTRACT AND APPOINTING THEMSELVES AS JOINT COVERED PERSONS. For more information about how civil union partnerships affect Lifetime Plus Payments, please see the Lifetime Plus Benefit rider, Lifetime Plus II Benefit rider, or Lifetime Plus 10 Benefit rider.


IF YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS
o You can no longer remove your selected Lifetime Plus Benefit from the Contract.

o Partial Annuitizations are no longer available.
o You can no longer make additional Purchase Payments to the Contract and the automatic investment plan (AIP) will no longer be available to you. If you are participating in the AIP, your participation will stop.
o The free withdrawal privilege will no longer be available to you.
  However, Lifetime Plus Payments and Cumulative Withdrawals (if available) are not subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis. For Contracts issued in Washington, however, Lifetime Plus Payments will reduce the Withdrawal Charge Basis.
o Excess Withdrawals (including a full withdrawal of the Contract Value) which are available while you are receiving Lifetime Plus Payments are subject to a withdrawal charge and will reduce the Withdrawal Charge Basis as set out in section 6, Expenses - Withdrawal Charge.
o Any Excess Withdrawal will reduce your Lifetime Plus Payment (or annual maximum Lifetime Plus Payment for Contracts with the Cumulative Withdrawal Benefit) proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Benefit Anniversary after the withdrawal. HOWEVER, IF YOU TAKE AN EXCESS WITHDRAWAL OF YOUR ENTIRE REMAINING CONTRACT VALUE, OR YOU TAKE AN EXCESS WITHDRAWAL THAT REDUCES YOUR LIFETIME PLUS PAYMENT TO BELOW THE ACCEPTABLE MINIMUM, YOUR PAYMENTS WILL STOP AND YOUR BENEFIT WILL TERMINATE ON THE BUSINESS DAY YOU TOOK THE EXCESS WITHDRAWAL.
o The systematic withdrawal program will no longer be available to you. If you are participating in this program, your participation will stop.




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o You can only change the ownership of this Contract if you selected joint
  Lifetime Plus Payments and:
  -  an Owner dies and the spouse continues the Contract, or
  - you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
o The additional M&E charge for the Lifetime Plus Benefit will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.


o If you selected the benefit before January 26, 2009, the additional M&E charge for the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit will decrease as indicated in the Fee Tables and section 6, Expenses, but it will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.
o If you selected the benefit on or after January 26, 2009, the additional
  M&E charge for the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.


o If you have the Quarterly Value Death Benefit, the additional M&E charge for the Quarterly Value Death Benefit will continue as long as the Quarterly Value Death Benefit value is greater than zero.
o The portion of the Traditional Death Benefit value that is based on Purchase Payments will no longer increase.
o Each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge). For more information, please see section 10, Death Benefit
  - Traditional Death Benefit, and Appendix E - Quarterly Anniversary Value Calculation and Examples - Calculating the Quarterly Anniversary Value under the Quarterly Value Death Benefit.
o The Contract Value will continue to fluctuate as a result of market performance, and it will decrease on a dollar for dollar basis with each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal (including any withdrawal charge).
o You can no longer manually reset the 5% Annual Increase under the Lifetime Plus Benefit, we will no longer automatically reset the Enhanced 5% Annual Increase under the Lifetime Plus II Benefit or the 10% Annual Increase under the Lifetime Plus 10 Benefit.


o We will no longer calculate the following values and they will all cease to exist: the Quarterly Anniversary Value under any of the Lifetime Plus Benefits; the 5% Annual Increase under the Lifetime Plus Benefit; the Highest Annual Increase under the Lifetime Plus II Benefit; and the 10% Annual Increase under the Lifetime Plus 10 Benefit. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value available under that benefit.
o We may apply an annual payment increase to your Lifetime Plus Payment
  (or annual maximum Lifetime Plus Payment for Contracts with the Cumulative Withdrawal Benefit) on every Benefit Anniversary after Lifetime Plus Payments have begun and before the older Covered Person's 91st birthday. If we increase your Lifetime Plus Payment (or annual maximum Lifetime Plus Payment for Contracts with the Cumulative Withdrawal Benefit), we reserve the right to change the additional M&E charge for your selected benefit and payment type (single life or joint life) as of the next fifth Benefit Anniversary, subject to the maximum M&E charge. This change will take effect 60 days after that fifth Benefit Anniversary if we increased your Lifetime Plus Payment on that Benefit Anniversary or any of the previous four Benefit Anniversaries.


o ONCE LIFETIME PLUS PAYMENTS BEGIN, YOU CANNOT TERMINATE THEM UNLESS YOU
  TAKE AN EXCESS WITHDRAWAL OF THE ENTIRE CONTRACT VALUE OR YOU REQUEST A FULL ANNUITIZATION. However, if your Contract includes the Cumulative Withdrawal Benefit, terminating Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.

LIFETIME PLUS PAYMENTS
To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments will begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date will be at least 15 calendar days after your request has been received in good order at our Service Center. Under the Lifetime Plus Benefit and Lifetime Plus II Benefit the first available Benefit Date you can select is the one that occurs after the younger Covered Person's 50th birthday. Under the Lifetime Plus 10 Benefit the first available Benefit Date you can select is the one that occurs after the younger Covered Person's 65th birthday. Under all benefits, the last available Benefit Date you can select is the one that occurs before the older Covered Person's 91st birthday.











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You cannot exercise the Lifetime Plus Benefit or Lifetime Plus II Benefit if any
Covered Person is younger than age 50 or age 91 or older. You cannot exercise the Lifetime Plus 10 Benefit if any Covered Person is younger than age 65 or age 91 or older. THEREFORE, UNDER THE LIFETIME PLUS BENEFIT OR LIFETIME PLUS II BENEFIT, JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE IF THERE IS MORE THAN A 40-YEAR AGE DIFFERENCE BETWEEN SPOUSES, AND JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE UNDER THE LIFETIME PLUS 10 BENEFIT IF THERE IS MORE THAN A 25-YEAR AGE DIFFERENCE BETWEEN SPOUSES. If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person's 91st birthday, we will send you written notice that the benefit is about to terminate. If the benefit terminates before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any explicit advantage from selecting it.

NOTE: IF YOU ADD ONE OF THE LIFETIME PLUS BENEFITS TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80, THEN WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE, ENHANCED 5% ANNUAL INCREASE, OR 10% ANNUAL INCREASE (AS APPLICABLE). Keep in mind that the Benefit Date must occur on either the 1st or the 15th of a calendar month.


You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. Each Lifetime Plus Payment amount will equal the annual Lifetime Plus Payment (or annual actual Lifetime Plus Payment for Contracts with the Cumulative Withdrawal Benefit) divided by the number of payments we will make during the Benefit Year. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.

If you exercise one of the Lifetime Plus Benefits we will begin making Lifetime Plus Payments as of the Benefit Date. Under the Lifetime Plus Benefit or Lifetime Plus II Benefit, we base the initial payment on the Benefit Base (for more information, see "The Benefit Base" discussion later in this section) and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:

 AGE BAND OF THE COVERED        ANNUAL LIFETIME PLUS PAYMENT PERCENTAGE (OR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT PERCENTAGE FOR
          PERSON                                       CONTRACTS WITH THE CUMULATIVE WITHDRAWAL BENEFIT)
(OR YOUNGER OF THE COVERED
PERSONS FOR JOINT LIFETIME
      PLUS PAYMENTS)
         50 to 59                                                             4%
         60 to 69                                                             5%
         70 to 79                                                             6%
       80 or older                                                            7%

Under the Lifetime Plus 10 Benefit, we base the initial payment on the Benefit Base and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:


 AGE BAND OF THE COVERED        ANNUAL LIFETIME PLUS PAYMENT PERCENTAGE (OR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT PERCENTAGE FOR
          PERSON                                       CONTRACTS WITH THE CUMULATIVE WITHDRAWAL BENEFIT)
(OR YOUNGER OF THE COVERED
PERSONS FOR JOINT LIFETIME
      PLUS PAYMENTS)
         65 to 79                                                             5%
       80 or older                                                            6%

Future Lifetime Plus Payments will only decrease if you take an Excess Withdrawal, and they may increase if there are any gains in the Contract Value or when the payment percentage increases based on the age of the Covered Person (for more information see "Automatic Annual Payment Increases to the Lifetime Plus Payments" next in this section). However, if your Contract includes the Cumulative Withdrawal Benefit and you take less than the annual maximum Lifetime Plus Payment that you are entitled to in a Benefit Year, you could reduce the chance that you will receive an annual increase to your Lifetime Plus Payment.

AN EXCESS WITHDRAWAL WILL REDUCE YOUR LIFETIME PLUS PAYMENT (OR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT FOR CONTRACTS WITH THE CUMULATIVE WITHDRAWAL BENEFIT) PROPORTIONATELY BY THE PERCENTAGE OF CONTRACT VALUE WITHDRAWN ON THE NEXT BENEFIT ANNIVERSARY AFTER THE WITHDRAWAL. TAKING EXCESS WITHDRAWALS MAY CAUSE LIFETIME PLUS PAYMENTS TO STOP, AND YOUR BENEFIT TO TERMINATE.








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The annual Lifetime Plus Payment percentage for each age band that is listed in the tables above (or annual maximum Lifetime Plus Payment percentage for Contracts with the Cumulative Withdrawal Benefit) is set on the rider effective date and will not change during the life of the benefit. However, we may use different percentages and age bands for newly issued benefits in the future.

For Contracts that do not include the Cumulative Withdrawal Benefit the initial Lifetime Plus Payment must be at least $100. For Contracts that include the Cumulative Withdrawal Benefit the initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments will not be available to you and we will contact you to discuss alternate arrangements.

If your Contract does not include the Cumulative Withdrawal Benefit and you take an Excess Withdrawal that reduces your Lifetime Plus Payment to less than $100 and we cannot restructure your payment so that it is at least $100, you must take an Excess Withdrawal of the entire Contract Value, Lifetime Plus Payments will stop, and your benefit will terminate. If your Contract includes the Cumulative Withdrawal Benefit and you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value, Lifetime Plus Payments will stop, and your benefit will terminate.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, if your Contract includes the Cumulative Withdrawal Benefit you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero. If your Contract includes the Cumulative Withdrawal Benefit, then on and after the date that your Contract Value is reduced to zero, you will receive the maximum Lifetime Plus Payment you are entitled to at the same frequency you were receiving payments before your Contract Value was reduced to zero.

You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we will change the payment frequency on the Benefit Anniversary and the change will remain in effect until the benefit terminates or you request another change.

For Qualified Contracts, if we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we will do one of the following.
o If you will receive at least one more payment before the end of the calendar year and your Contract does not include the Cumulative Withdrawal Benefit, each remaining Lifetime Plus Payment for the calendar year will be equal to the remaining required minimum distribution divided by the number of payments remaining. We do not consider this type of increase to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and is not subject to a withdrawal charge.
o If you will receive at least one more payment before the end of the calendar year and your Contract includes the Cumulative Withdrawal Benefit, each remaining Lifetime Plus Payment for the calendar year will be equal to the remaining required minimum distribution divided by the number of payments remaining. However, if this increase causes your actual Lifetime Plus Payment to be greater than the maximum payment, we will deduct the extra from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.
o If you will not receive any more payments before the end of the calendar year, we will instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution. If your Contract includes the Cumulative Withdrawal Benefit, we will deduct this payment from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

We will deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) proportionately from the Investment Options. We will continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options - Transfers, and the "Investment Option Allocation and Transfer Restrictions" discussion later in this section).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we will credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We will then make the Lifetime Plus Payment and reduce your Contract Value to zero. We




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make this credit for tax reasons so that this last payment before the Contract
Value is reduced to zero will be taxed as a withdrawal and all subsequent Lifetime Plus Payments will be taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments will continue as follows.
o For single Lifetime Plus Payments where the Contract is solely owned or owned by a non-individual, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned and the Joint Owners are not spouses, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned by spouses, Lifetime Plus Payments continue until the death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse is the Covered Person and elects to continue the Contract, Lifetime Plus Payments continue at 100% of the amount that we were paying when both Owners were alive until the death of the Covered Person.
o For joint Lifetime Plus Payments, Lifetime Plus Payments continue until the deaths of both Covered Persons. Upon the death of an Owner (or the Annuitant if the Contract is owned by a non-individual) who was also a Covered Person, if the surviving spouse continues the Contract, joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive. However, if the surviving spouse elects to receive the death benefit, then Lifetime Plus Payments will stop.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) If on the maximum permitted Income Date you were receiving Lifetime Plus Payments, we guarantee you will receive the greater of your Lifetime Plus Payment (or maximum Lifetime Plus Payment if your Contract includes the Cumulative Withdrawal Benefit), or fixed Annuity Payments based on the greater of Contract Value or the Cumulative Withdrawal Value (if available) under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

THE CUMULATIVE WITHDRAWAL BENEFIT
The Cumulative Withdrawal Benefit is not a separate benefit that you can select. It is automatically part of the Lifetime Plus 10 Benefit, and we are also adding it to both the Lifetime Plus Benefit and the Lifetime Plus II Benefit. When the new version of the Lifetime Plus Benefit and Lifetime Plus II Benefit riders that contain the Cumulative Withdrawal Benefit are approved in a state, we will send Owners that already have a Lifetime Plus Benefit or Lifetime Plus II Benefit a new version of the rider containing the Cumulative Withdrawal Benefit. In addition, any Owners that add the Lifetime Plus II Benefit to their Contract from this point on will automatically receive the Cumulative Withdrawal Benefit when they receive their Lifetime Plus II Benefit rider. NOTE: The Cumulative Withdrawal Benefit does not reduce or remove any of the existing features of the Lifetime Plus Benefit or Lifetime Plus II Benefit. Also, there is no additional fee or charge for the Cumulative Withdrawal Benefit.

The Cumulative Withdrawal Benefit allows you to control the amount of Lifetime Plus Payment you receive before your Contract Value is reduced to zero. You can change the amount of your actual Lifetime Plus Payment for the following Benefit Year by sending us notice. However, after your Contract Value is reduced to zero you are required to take the maximum payment. You must provide notice of any requested change to your actual Lifetime Plus Payment amount to our Service Center at least 30 days before the Benefit Date or Benefit Anniversary (as applicable). If the change is available, we will change your actual Lifetime Plus Payment to your requested amount on the Benefit Date or Benefit Anniversary (as applicable) AND THE CHANGE WILL REMAIN IN EFFECT UNTIL YOU REQUEST ANOTHER CHANGE OR UNTIL YOUR CONTRACT VALUE IS REDUCED TO ZERO.








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The Cumulative Withdrawal Value is the amount of all annual maximum Lifetime
Plus Payments that you did not take. The Cumulative Withdrawal Value does not earn interest and it does not increase or decrease due to the performance of your selected Investment Options. It only increases when you take less than your annual maximum Lifetime Plus Payment and it only decreases when you take a Cumulative Withdrawal. The Cumulative Withdrawal Value remains in your Contract Value and does not reduce your Contract Value or your death benefit until it is withdrawn as a Cumulative Withdrawal; your Contract Value will also continue to fluctuate with the performance of your selected Investment Options. The Cumulative Withdrawal Benefit is not available to your Beneficiaries* upon death. IF YOU TAKE LESS THAN THE ANNUAL MAXIMUM LIFETIME PLUS PAYMENT YOU ARE ENTITLED TO IN A BENEFIT YEAR, YOU COULD REDUCE THE CHANCE THAT YOU WILL RECEIVE ANY INCREASE TO YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT. (For more information, see the "Automatic Annual Payment Increases to the Lifetime Plus Payments" discussion that appears next in this section.)

* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse/Joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.


You can take withdrawals from your Cumulative Withdrawal Value at anytime. Any portion of a withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal, and any portion of a withdrawal that is greater than your Cumulative Withdrawal Value is an Excess Withdrawal. Each Cumulative Withdrawal must be at least $100, or your entire Cumulative Withdrawal Value.

Cumulative Withdrawals are not subject to a withdrawal charge and will not reduce your Withdrawal Charge Basis. However, each Cumulative Withdrawal will reduce your Contract Value and Cumulative Withdrawal Value on a dollar for dollar basis, and it will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn.

If your Contract Value is reduced to zero for any reason other than an Excess
Withdrawal:
o we will send you any remaining Cumulative Withdrawal Value,
o your Cumulative Withdrawal Benefit will terminate,
o you will receive your maximum Lifetime Plus Payment (actual Lifetime
  Plus Payments are not available after the Contract Value is reduced to zero) at the payment frequency you previously selected, and
o your Lifetime Plus Payments will continue as indicated in the "Termination of the Lifetime Plus Benefit, Lifetime Plus II, and Lifetime Plus 10 Benefit" discussion that appears later in this section.

However, if your Contract Value is reduced to zero because of an Excess Withdrawal, we will send you any remaining Cumulative Withdrawal Value and both your Cumulative Withdrawal Benefit and your selected benefit will terminate.

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS
On each Benefit Anniversary after the Benefit Date, and before the older Covered Person's 91st birthday, we may increase your Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.

IF YOUR CONTRACT DOES NOT INCLUDE THE CUMULATIVE WITHDRAWAL BENEFIT: You will automatically receive an annual payment increase to your Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your Lifetime Plus Payment by this percentage. For example, if your Contract Value increases 5%, your annual Lifetime Plus Payment will increase 5%. On each Benefit Anniversary you may also receive an annual payment increase if the annual Lifetime Plus Payment percentage increases based on the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) and the new percentage, when applied to the Contract Value results in a higher Lifetime Plus Payment.

IF YOUR CONTRACT INCLUDES THE CUMULATIVE WITHDRAWAL BENEFIT: If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or Cumulative Withdrawals) you will automatically receive an increase to next year's annual maximum Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases 5%, your annual maximum Lifetime Plus Payment will








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       69



increase 5%. In addition, you are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We will increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) multiplied by the Contract Value on the current Benefit Anniversary results in a higher annual maximum Lifetime Plus Payment. In this case, we will increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary. IF YOUR ANNUAL ACTUAL LIFETIME PLUS PAYMENT IS LESS THAN THE ANNUAL MAXIMUM YOU ARE ENTITLED TO, AN AUTOMATIC ANNUAL INCREASE TO YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT MAY NOT INCREASE THE ACTUAL LIFETIME PLUS PAYMENT YOU RECEIVE. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase will increase the dollar amount of your actual Lifetime Plus Payment, but it does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum; which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage will remain at 80%, but you will now receive an annual actual Lifetime Plus of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS ARE NO LONGER AVAILABLE AFTER THE OLDER COVERED PERSON'S 91ST BIRTHDAY OR ON OR AFTER THE BUSINESS DAY YOUR CONTRACT VALUE IS REDUCED TO ZERO.

IF YOUR CONTRACT DOES NOT INCLUDE THE CUMULATIVE WITHDRAWAL BENEFIT: If you receive an annual payment increase to your Lifetime Plus Payment (or annual maximum Lifetime Plus Payment for Contracts with the Cumulative Withdrawal Benefit), we may change the additional M&E charge for your selected benefit and payment type (single life or joint life) on the next fifth Benefit Anniversary to equal the additional M&E Charge for the same newly issued benefit and payment type on that fifth Benefit Anniversary.

IF YOUR CONTRACT INCLUDES THE CUMULATIVE WITHDRAWAL BENEFIT: If you receive an annual payment increase to your annual maximum Lifetime Plus Payment on the current Benefit Anniversary or any of the previous four Benefit Anniversaries we may change the additional M&E charge for your selected benefit and payment type (single life or joint life) on the next fifth Benefit Anniversary (for example, on the fifth, tenth and fifteenth Benefit Anniversaries). If we are still offering your selected benefit, we will change the charge to equal the current additional M&E charge for your selected benefit and payment type (single life or joint life) that is available at that time. If we are no longer offering your selected benefit, we reserve the right to declare a new additional M&E charge for the benefit. HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT AND PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME.

We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract. However, if you have not received an increase to your annual maximum Lifetime Plus Payment on any of these five Benefit Anniversaries, we will not change the additional M&E charge for your selected benefit.

We will make any change as of the 60th day after the current fifth Benefit Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for your benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for your benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive future annual payment increases to your Lifetime Plus Payments (or annual maximum Lifetime Plus Payment for Contracts with the Cumulative Withdrawal Benefit), but you will keep the most recent annual payment increase. Also, your annual Lifetime Plus Payment amount (or annual maximum Lifetime Plus Payment for Contracts with the Cumulative Withdrawal Benefit) will be equal to the annual amount that we established on the current fifth Benefit Anniversary, and it will remain fixed at this level until your benefit terminates, unless you take an Excess Withdrawal. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR YOUR BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU ACCEPT THE INCREASE AND WE WILL








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

MAKE THE CHANGE. If you accept an increase to the additional M&E charge associated with your benefit, then you continue to be eligible to receive future annual payment increases.

EXAMPLE OF THE ANNUAL PAYMENT INCREASE
o You select the Lifetime Plus II Benefit with single Lifetime Plus
  Payments when you are age 57. The Lifetime Plus II Benefit includes the Cumulative Withdrawal Benefit. You are the only Owner and are also the sole Covered Person. Your initial Lifetime Plus Payment percentage is 4% and your Benefit Base is $105,000. You select annual Lifetime Plus Payments. You choose to receive the annual maximum Lifetime Plus Payment as your actual payment and, therefore, there are no allocations to the Cumulative Withdrawal Benefit. Your initial annual Lifetime Plus Payment is $4,200 ($105,000 x 4%).

                           AGE CONTRACT VALUE ANNUAL PAYMENT PERCENTAGE ANNUAL MAXIMUM/ACTUAL LIFETIME PLUS PAYMENT
Benefit Date               57     $100,000               4%                               $4,200
First Benefit Anniversary  58     $102,000               4%                               $4,284
Second Benefit Anniversary 59    $  98,000               4%                               $4,284
Third Benefit Anniversary  60     $100,000               5%                               $5,000

o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of the increase is ($102,000 - $100,000) / $100,000 = 2%. We then apply a 2% annual payment increase to both the maximum and actual Lifetime Plus Payment ($4,200 x 1.02 = $4,284).
o On the second Benefit Anniversary the current Contract Value is less than the Contract Value on the first Benefit Anniversary so there is no annual payment increase due to an increase in the Contract Value. Also, your current annual payment percentage applied to your current Contract Value (4% x $98,000 = $3,920) does not result in a higher payment, so we do not increase your maximum Lifetime Plus Payment at this time.
o On the third Benefit Anniversary the current Contract Value is greater than the Contract Value on the second Benefit Anniversary. The percentage of the increase is ($100,000 - $98,000) / $98,000 = 2%. We then apply a 2% annual payment increase to both the maximum and actual Lifetime Plus Payment ($4,284 x 1.02 = $4,370). However, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value (5% x $100,000 = $5,000) to the current payment (which has been increased to $4,370 as a result of the growth in Contract Value during the past year). Because the Lifetime Plus Payment based on the new percentage and current Contract Value is greater than the payment based on the growth in Contract Value, we will increase the annual maximum Lifetime Plus Payment to $5,000.

EXAMPLE OF THE EFFECT OF THE CUMULATIVE WITHDRAWAL BENEFIT
o Continuing the example above, assume that instead of taking the annual maximum Lifetime Plus Payment as your annual actual payment, you take an annual actual Lifetime Plus Payment of $3,000 during each of the first three Benefit Years, and then you take the entire annual maximum Lifetime Plus Payment as your annual actual payment during the fourth and fifth Benefit Years.

                    AGE CONTRACT    ANNUAL PAYMENT   ANNUAL MAXIMUM LIFETIME PLUS  ANNUAL ACTUAL LIFETIME PLUS       CUMULATIVE
                          VALUE       PERCENTAGE                PAYMENT                      PAYMENT              WITHDRAWAL VALUE
Benefit Date        57  $100,000          4%                    $4,200                        $3,000                   $1,200
First Benefit       58  $103,000          4%                    $4,200                        $3,000                   $2,400
Anniversary
Second Benefit      59  $106,000          4%                    $4,240                        $3,000                   $3,640
Anniversary
Third Benefit       60  $  99,000         5%                    $4,950                        $4,950                   $3,640
Anniversary
Fourth Benefit      61  $102,000          5%                    $5,100                        $5,100                   $3,640
Anniversary

o On the Benefit Date we pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment that you did not take to your Cumulative Withdrawal Value ($4,200 - $3,000 = $1,200).







The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of this increase is ($103,000 - $100,000) / $100,000 = 3%. However, because your actual
  Lifetime Plus Payment was less than the maximum payment during the last Benefit Year, we do not apply this increase to your maximum Lifetime Plus Payment. Also, your current annual payment percentage applied to your current Contract Value (4% x $103,000 = $4,120) does not result in a higher payment than your current maximum Lifetime Plus Payment, so we do not increase your maximum payment at this time. We pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,200 - $3,000 = $1,200) to your Cumulative Withdrawal Value, which increases that amount to $2,400.

o On the second Benefit Anniversary the current Contract Value is greater than the Contract Value on the first Benefit Anniversary, but because you took less than the maximum Lifetime Plus Payment during the last Benefit Year we do not apply this increase to your annual maximum payment. However, your current annual payment percentage applied to your current Contract Value (4% x $106,000 = $4,240) does result in a higher payment, so we increase your maximum Lifetime Plus Payment to this higher amount. Because you are taking less than the annual maximum payment you are entitled to, your actual Lifetime Plus Payment ($3,000) will not change. We will then apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,240 - $3,000 = $1,240) to your Cumulative Withdrawal Value, which increases that amount to $3,640.

o On the third Benefit Anniversary, although your actual Lifetime Plus
  Payment was less than the maximum Lifetime Plus Payment during the last Benefit Year, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value (5% x $99,000 = $4,950), to the current maximum payment ($4,240), and we increase your annual maximum Lifetime Plus Payment to this higher amount. Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $4,950. However, because you are taking your maximum Lifetime Plus Payment as your actual payment, your Cumulative Withdrawal Value will not increase.

o On the fourth Benefit Anniversary the current Contract Value is greater than the Contract Value on the third Benefit Anniversary. The percentage of the increase is ($102,000 - $99,000) / $99,000 = 3.03%. Because you took your maximum Lifetime Plus Payment as your actual payment last year we apply a 3.03% increase to your annual maximum Lifetime Plus Payment ($4,950 x 1.0303 = $5,100). Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $5,100, but your Cumulative Withdrawal Value will not increase.
o You can take payments from your Cumulative Withdrawal Value at anytime while the Cumulative Withdrawal Benefit is in effect. If your Contract Value is reduced to zero while you are taking Lifetime Plus Payments for any reason other than an Excess Withdrawal, we will send you a Cumulative Withdrawal of your entire Cumulative Withdrawal Value and your Lifetime Plus Payments will continue as described in the discussion "Termination of the Lifetime Plus Benefit, Lifetime Plus II Benefit, and Lifetime Plus 10 Benefit" later in this section. Cumulative Withdrawals do not reduce your Lifetime Plus Payments. Your Cumulative Withdrawal Value also does not earn interest and does not increase or decrease the performance of your selected Investment Options The Cumulative Withdrawal Value is also not available to your Beneficiaries* upon death.



* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse/Joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.


EXAMPLE OF THE EFFECT OF AN EXCESS WITHDRAWAL ON THE LIFETIME PLUS PAYMENT

                           CONTRACT       ANNUAL PAYMENT         ANNUAL MAXIMUM/ACTUAL LIFETIME PLUS      CUMULATIVE WITHDRAWAL
                            VALUE           PERCENTAGE                         PAYMENT                            VALUE
Third Benefit              $ 99,000             5%                             $4,950                            $3,640
Anniversary
Fourth Benefit            $  91,000             5%                            $4,669.86                            $0
Anniversary

o Continuing the previous example, assume that during the second month of the fourth Benefit Year you request a withdrawal of $8,820 at a time when the Contract Value is $98,000. First we withdraw your entire Cumulative Withdrawal Value and send you a Cumulative Withdrawal of $3,640. The Cumulative Withdrawal reduces your Contract Value on a dollar for dollar basis, so the Contract Value after the payment is $98,000 - $3,640 = $94,360.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o The remainder of the withdrawal ($8,820 - $3,640 = $5,180) is an Excess Withdrawal. We do not reduce the Excess Withdrawal for the free withdrawal privilege because this privilege is not available once Lifetime Plus Payments have begun. The Excess Withdrawal is a partial withdrawal and is subject to a 3% withdrawal charge, which we calculate as $5,180 / (1 - 0.03) = $5,180 / 0.97 = $5,340.21. The Excess Withdrawal and the
  withdrawal charge also reduce the Contract Value on a dollar for dollar basis ($94,360 - $5,340.21 = $89,019.79). As a percentage of Contract Value, the
  Excess Withdrawal (including the withdrawal charge) represents 5.66% of Contract Value ($5,340.21 / $94,360 = 5.66%).
o On the fourth Benefit Anniversary your Contract Value has decreased and you have not crossed an age band since the last Benefit Anniversary so your annual payment percentage has not increased. Therefore you will not receive an annual increase to your annual maximum Lifetime Plus Payment on this anniversary. However, we will reduce your annual maximum Lifetime Plus Payment for the Excess Withdrawal you took during the fourth Benefit Year. We calculate your annual maximum Lifetime Plus Payment on the fourth Benefit Anniversary as follows: the annual maximum Lifetime Plus Payment from the third Benefit Anniversary reduced by the 5.66% of Contract Value withdrawn as an Excess Withdrawal during the fourth year (including the withdrawal charge we calculated in the previous bullet point), which is $4,950 - (5.66% x $4,950) = $4,950 - $280.14 = $4,669.86. Because your actual payment is equal to the maximum Lifetime Plus Payment for the fifth year, your actual Lifetime Plus Payment also reduces to $4,669.86 and your Cumulative Withdrawal Value will remain at zero.

THE BENEFIT BASE
We base the initial Lifetime Plus Payments on the Benefit Base and the age band payment percentage of the Covered Person(s). YOU CAN ACCESS THE BENEFIT BASE ONLY BY TAKING LIFETIME PLUS PAYMENTS.

On the date you begin receiving Lifetime Plus Payments (the Benefit Date), the Benefit Base is equal to the greatest of:
o the Contract Value,
o the Quarterly Anniversary Value,
o for the Lifetime Plus Benefit, the 5% Annual Increase (including the Enhanced 10-Year Value),
o for the Lifetime Plus II Benefit, the Highest Annual Increase (including the Enhanced 5% Annual Increase and the Enhanced 10-Year Value), or
o for the Lifetime Plus 10 Benefit, the 10% Annual Increase.

NOTE: The greater the Benefit Base, the greater the Lifetime Plus Payment you will receive.

Beginning on the Benefit Date, your Lifetime Plus Payment will only increase through the automatic annual payment increase feature (which is only available before the older Covered Person's 91st birthday).


NOTE: UNDER THE LIFETIME PLUS BENEFITS WE WILL NO LONGER CALCULATE THE FOLLOWING VALUES BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY OR THE BENEFIT DATE: THE QUARTERLY ANNIVERSARY VALUE, THE 5% ANNUAL INCREASE, THE HIGHEST ANNUAL INCREASE, THE ENHANCED 5% ANNUAL INCREASE, THE ENHANCED 10-YEAR VALUE, OR THE 10% ANNUAL INCREASE. If you have not begun receiving Lifetime Plus Payments as of the older Covered Person's 91st birthday, these values will cease to exist and your benefit will no longer be available to you. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value under that benefit.


NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE NOT INCLUDED IN THE PORTIONS OF THE QUARTERLY ANNIVERSARY VALUE, 5% ANNUAL INCREASE, HIGHEST ANNUAL INCREASE, ENHANCED 5% ANNUAL INCREASE, ENHANCED 10-YEAR VALUE, OR 10% ANNUAL INCREASE THAT ARE BASED ON CONTRACT VALUE UNTIL THEY ARE VESTED. YOU ALSO WILL NOT RECEIVE THE AMOUNT OF THE BONUS CREDITED IN THE PORTIONS OF THESE VALUES THAT ARE BASED ON PURCHASE PAYMENTS.


THE QUARTERLY ANNIVERSARY VALUE
If you select one of the Lifetime Plus Benefits at Contract issue, the Quarterly Anniversary Value is the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value on any Quarterly Anniversary. If you select your benefit after issue, the Quarterly Anniversary Value is the highest Contract Value on the rider effective date or on any subsequent Quarterly Anniversary. We adjust the Quarterly Anniversary Value for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. For more details and examples of how we calculate the Quarterly Anniversary Value, please see Appendix E.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT
CALCULATING THE 5% ANNUAL INCREASE: Under the 5% Annual Increase we guarantee that, if you selected the Lifetime Plus Benefit at issue and we receive all Purchase Payments within 90 days of the Issue Date, then:
o before the tenth Contract Anniversary, the 5% Annual Increase will equal total Purchase Payments, compounded by 5% on each Contract Anniversary; and
o on the tenth Contract Anniversary, and thereafter, the 5% Annual
  Increase will equal the Enhanced 10-Year Value, which is twice the total Purchase Payments.


Under the 5% Annual Increase we guarantee that, if you selected the Lifetime Plus Benefit after the Issue Date, or upon a reset of the 5% Annual Increase (see the discussion later in this section) and you make no additional Purchase Payments after the rider effective date or reset anniversary, then:
o before the tenth Contract Anniversary following the rider effective date or reset anniversary, the 5% Annual Increase will equal the Contract Value as of the rider effective date or reset anniversary, compounded by 5% on each subsequent Contract Anniversary; and
o on the tenth Contract Anniversary following the rider effective date or reset anniversary, and thereafter, the 5% Annual Increase will equal the Enhanced 10-Year Value, which is twice the Contract Value as of the rider effective date or reset anniversary.


If we receive any additional Purchase Payments more than 90 days after the Issue Date - or, if we receive them at any time after the rider effective date or reset anniversary - then we will add these payments to the 5% Annual Increase and Enhanced 10-Year Value as follows.
o We will add the Purchase Payment to the 5% Annual Increase on the Business Day we receive it, but we will not apply the 5% compounding to the Purchase Payment until the second Contract Anniversary after we receive it. On the second Contract Anniversary after we receive a Purchase Payment, we will apply 5% compounding to the payment for both the current Contract Anniversary and the previous Contract Anniversary.
o We will add the Purchase Payment to the Enhanced 10-Year Value on the Business Day we receive it, but we will not double the Purchase Payment until the tenth Contract Anniversary that occurs after we receive it.

We adjust the 5% Annual Increase and the Enhanced 10-Year Value proportionately for each partial withdrawal and Partial Annuitization. The 5% Annual Increase will never exceed the Enhanced 10-Year Value.

A PURCHASE PAYMENT DOES NOT BECOME DOUBLED AS GUARANTEED BY THE ENHANCED 10-YEAR VALUE UNTIL THE 11TH CONTRACT ANNIVERSARY AFTER WE RECEIVE IT. THEREFORE, IF YOU MAKE A LARGE ADDITIONAL PURCHASE PAYMENT, YOU SHOULD CONSIDER WHETHER THIS WAITING PERIOD IS APPROPRIATE FOR YOU OR WHETHER IT IS MORE APPROPRIATE TO PURCHASE A NEW CONTRACT WITH THE ADDITIONAL PURCHASE PAYMENT. FOR MORE DETAILS, SEE THE "EXAMPLE OF THE EFFECT OF A LARGE ADDITIONAL PURCHASE PAYMENT ON THE ENHANCED 10-YEAR VALUE" UNDER THE LIFETIME PLUS BENEFIT IN APPENDIX F.

TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE, YOU MUST WAIT AT LEAST UNTIL THE 11TH CONTRACT ANNIVERSARY AFTER THE DATE WE RECEIVE YOUR LAST PURCHASE PAYMENT, OR AT LEAST UNTIL THE 11TH CONTRACT ANNIVERSARY AFTER ANY RESET ANNIVERSARY.

IF YOU ADDED THE LIFETIME PLUS BENEFIT TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80:
o ANY PURCHASE PAYMENTS RECEIVED MORE THAN 91 DAYS AFTER THE RIDER
  EFFECTIVE DATE WILL NOT BE DOUBLED AS GUARANTEED BY THE 5% ANNUAL INCREASE BEFORE THE LIFETIME PLUS BENEFIT WILL TERMINATE, AND
o IF YOU WANT TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE,
  YOU WILL HAVE LESS THAN ONE YEAR TO EXERCISE THE LIFETIME PLUS BENEFIT BECAUSE IT IS NO LONGER AVAILABLE TO YOU ON OR AFTER THE OLDER COVERED PERSON'S 91ST BIRTHDAY. HOWEVER, IF YOU ADD THE LIFETIME PLUS BENEFIT TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80, THEN WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE. KEEP IN MIND THAT THE BENEFIT DATE MUST OCCUR ON EITHER THE 1ST OR 15TH OF A CALENDAR MONTH.

For more details and examples of how we calculate the 5% Annual Increase and the Enhanced 10-Year Value, please see Appendix F.

NOTE: In your Contract the Enhanced 10-Year Value under the Lifetime Plus Benefit is called the 5% Annual Increase Cap.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

MANUAL RESETS OF THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT
Before the older Covered Person's 81st birthday and before you exercise the Lifetime Plus Benefit, you can reset the 5% Annual Increase to equal the Contract Value if that amount is greater than the 5% Annual Increase on the Contract Anniversary plus 5% of all Purchase Payments received during the last Contract Year. On the first Contract Anniversary, we will exclude Purchase Payments received within 90 days of the Issue Date. You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in good order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day. When we process your reset request, we will change the 5% Annual Increase to equal the Contract Value as of the reset anniversary and we will increase the Enhanced 10-Year Value to equal two times the Contract Value as of the reset anniversary.

IF YOU RESET THE 5% ANNUAL INCREASE, WE MAY CHANGE THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS BENEFIT AND PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) TO EQUAL THE ADDITIONAL M&E CHARGE THAT IS IN EFFECT FOR THE SAME NEWLY ISSUED BENEFIT AS OF THE RESET ANNIVERSARY IF THIS AMOUNT DIFFERS FROM THE CURRENT ADDITIONAL M&E CHARGE ON YOUR CONTRACT. We will change the additional M&E charge on the 30th day following the reset anniversary, or the next Business Day if the 30th day is not a Business Day. We guarantee that the new additional M&E charge for the Lifetime Plus Benefit will not be more than the maximum additional M&E charge for Contracts with the Lifetime Plus Benefit and payment type (single life or joint life) that is set forth in the Fee Tables. If we change the additional M&E charge, we will adjust the number of Accumulation Units so that the Contract Value on the 30th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

NOTE:  You cannot request a reset:
o on or after the older Covered Person's 81st birthday,
o on or after the Benefit Date that you exercise the Lifetime Plus
  Benefit,
o on or after the Income Date that you take a Full Annuitization, or
o if the Contract Value is less than the 5% Annual Increase on the Contract Anniversary plus 5% of all Purchase Payments received during the last Contract Year. On the first Contract Anniversary we will exclude Purchase Payments received within 90 days of the Issue Date.

THE HIGHEST ANNUAL INCREASE UNDER THE LIFETIME PLUS II BENEFIT
CALCULATING THE HIGHEST ANNUAL INCREASE: The Highest Annual Increase under the Lifetime Plus II Benefit is the greatest of the Enhanced 5% Annual Increases established through automatic resets that may occur on each Contract Anniversary.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

THE ENHANCED 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS II BENEFIT
CALCULATING THE ENHANCED 5% ANNUAL INCREASE: Under the Enhanced 5% Annual Increase we guarantee that, if you select the Lifetime Plus II Benefit at issue and all Purchase Payments are received within 90 days of the Issue Date, then:
o before the tenth Contract Anniversary, the initial Enhanced 5% Annual
  Increase will equal total Purchase Payments, compounded by 5% on each Contract Anniversary; and
o on the tenth Contract Anniversary, and thereafter, the initial Enhanced
  5% Annual Increase will equal the Enhanced 10-Year Value, which is twice the total Purchase Payments.

Under the Enhanced 5% Annual Increase we guarantee that, if you select the Lifetime Plus II Benefit after the Issue Date, and you make no additional Purchase Payments after the rider effective date, then:
o before the tenth Contract Anniversary following the rider effective date, the initial Enhanced 5% Annual Increase will equal the Contract Value as of the rider effective date compounded by 5% on each subsequent Contract Anniversary; and
o on the tenth Contract Anniversary following the rider effective date, and thereafter, the initial Enhanced 5% Annual Increase will equal the Enhanced 10-Year Value, which is twice the Contract Value as of the rider effective date.

Under the Enhanced 5% Annual Increase we guarantee that, upon each reset of the Enhanced 5% Annual Increase, assuming you make no additional Purchase Payments after the reset anniversary, then:
o before the tenth Contract Anniversary following each reset anniversary, each reset Enhanced 5% Annual Increase will equal the Contract Value as of the reset anniversary, compounded by 5% on each subsequent Contract Anniversary; and
o on the tenth Contract Anniversary following each reset anniversary, and thereafter, each reset Enhanced 5% Annual Increase will equal the Enhanced 10-Year Value, which is twice the Contract Value as of the reset anniversary.


If any additional Purchase Payments are received more than 90 days after the Issue Date - or, if they are received at any time after the rider effective date or a reset anniversary - then we will add these payments to each Enhanced 5% Annual Increase and each Enhanced 10-Year Value as follows.


o We will add the Purchase Payment to each Enhanced 5% Annual Increase on the Business Day we receive it, but we will not apply the 5% compounding for that Purchase Payment until the second Contract Anniversary after we receive it. On the second Contract Anniversary after we receive a Purchase Payment, we will apply 5% compounding to the payment for both the current Contract Anniversary and the previous Contract Anniversary.
o We will add the Purchase Payment to each Enhanced 10-Year Value on the Business Day we receive it, but we will not double the Purchase Payment until the tenth Contract Anniversary that occurs after we receive it.

We reduce each Enhanced 5% Annual Increase and each Enhanced 10-Year Value proportionately for each partial withdrawal and Partial Annuitization. The Enhanced 5% Annual Increase will never exceed the Enhanced 10-Year Value.

For more details and examples of how we calculate the Enhanced 5% Annual Increase and the Enhanced 10-Year Value, please see Appendix G.

A PURCHASE PAYMENT DOES NOT BECOME DOUBLED AS GUARANTEED BY THE ENHANCED 10-YEAR VALUE UNTIL THE 11TH CONTRACT ANNIVERSARY AFTER WE RECEIVE IT. THEREFORE, IF YOU MAKE A LARGE ADDITIONAL PURCHASE PAYMENT, YOU SHOULD CONSIDER WHETHER THIS WAITING PERIOD IS APPROPRIATE FOR YOU OR WHETHER IT IS MORE APPROPRIATE TO PURCHASE A NEW CONTRACT WITH THE ADDITIONAL PURCHASE PAYMENT. FOR MORE DETAILS, SEE THE "EXAMPLE OF THE EFFECT OF A LARGE ADDITIONAL PURCHASE PAYMENT ON THE ENHANCED 10-YEAR VALUE" UNDER THE LIFETIME PLUS II BENEFIT IN APPENDIX G.

TO RECEIVE THE MAXIMUM BENEFIT FROM THE ENHANCED 5% ANNUAL INCREASE, YOU MUST WAIT AT LEAST UNTIL THE 11TH CONTRACT ANNIVERSARY AFTER THE DATE WE RECEIVE YOUR LAST PURCHASE PAYMENT, OR AT LEAST UNTIL THE 11TH CONTRACT ANNIVERSARY AFTER ANY RESET ANNIVERSARY BEFORE EXERCISING THE LIFETIME PLUS II BENEFIT.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

IF YOU ADD THE LIFETIME PLUS II BENEFIT TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80:
o ANY PURCHASE PAYMENTS RECEIVED MORE THAN 91 DAYS AFTER THE RIDER
  EFFECTIVE DATE WILL NOT BE DOUBLED AS GUARANTEED BY THE ENHANCED 5% ANNUAL INCREASE BEFORE THE LIFETIME PLUS II BENEFIT WILL TERMINATE, AND
o IF YOU WANT TO RECEIVE THE MAXIMUM BENEFIT FROM THE ENHANCED 5% ANNUAL INCREASE, YOU WILL HAVE LESS THAN ONE YEAR TO BEGIN LIFETIME PLUS PAYMENTS BECAUSE IT IS NO LONGER AVAILABLE TO YOU ON OR AFTER THE OLDER COVERED PERSON'S 91ST BIRTHDAY. HOWEVER, IF YOU ADD THE LIFETIME PLUS II BENEFIT TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80, THEN WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT FROM THE ENHANCED 5% ANNUAL INCREASE. KEEP IN MIND THAT THE BENEFIT DATE MUST OCCUR ON EITHER THE 1ST OR 15TH OF A CALENDAR MONTH.


AUTOMATIC RESETS OF THE ENHANCED 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS II BENEFIT
Unlike the Lifetime Plus Benefit, you do not elect manual resets of the Enhanced 5% Annual Increase. Instead, before the older Covered Person's 91st birthday and before you exercise the Lifetime Plus II Benefit, we automatically reset the Enhanced 5% Annual Increase to equal the Contract Value on any Contract Anniversary if twice the Contract Value is greater than the most recently established Enhanced 10-Year Value plus all Purchase Payments received within the previous ten Contract Years, but received on or after the most recent reset anniversary, excluding Purchase Payments received within 90 days of the Issue Date. AN AUTOMATIC RESET OF THE ENHANCED 5% ANNUAL INCREASE MAY RESULT IN A HIGHER M&E CHARGE AS DESCRIBED LATER IN THIS SECTION.

An automatic reset of the Enhanced 5% Annual Increase under the Lifetime Plus II Benefit does not cancel any previously established Enhanced 5% Annual Increases or their associated Enhanced 10-Year Values. This may result in the establishment of several Enhanced 5% Annual Increases and several Enhanced 10-Year Values. We continue to calculate all previously established Enhanced 5% Annual Increases and Enhanced 10-Year Values and use them to determine the Highest Annual Increase.

For each Enhanced 5% Annual Increase, we will establish an Enhanced 10-Year Value on the same date. Assuming you make no additional Purchase Payments and take no withdrawals or Partial Annuitizations, each Enhanced 5% Annual Increase will be subject to the Enhanced 10-Year Value as follows.
o IF THE RIDER EFFECTIVE DATE IS THE ISSUE DATE: On each Business Day on or after the tenth Contract Anniversary the Enhanced 5% Annual Increase is equal to the Enhanced 10-Year Value that was established on the same date.
o IF THE RIDER EFFECTIVE DATE OCCURS AFTER THE ISSUE DATE: On each
  Business Day on or after the tenth Contract Anniversary after the rider effective date, the Enhanced 5% Annual Increase is equal to the Enhanced 10-Year Value that was established on the same date.
o IF AN AUTOMATIC RESET HAS OCCURRED: On each Business Day on or after the tenth Contract Anniversary after the reset anniversary, the Enhanced 5% Annual Increase is equal to the Enhanced 10-Year Value established on the same date.

Each Enhanced 5% Annual Increase cannot be greater than its associated Enhanced 10-Year Value that was established on the same date.

IF YOUR CONTRACT DOES NOT INCLUDE THE CUMULATIVE WITHDRAWAL BENEFIT: If we reset the Enhanced 5% Annual Increase, we may change the additional M&E charge for the Lifetime Plus II Benefit and payment type (single life or joint life) to equal the additional M&E charge that is in effect for a newly issued benefit and payment type as of the reset anniversary.

IF YOUR CONTRACT INCLUDES THE CUMULATIVE WITHDRAWAL BENEFIT: If we reset the Enhanced 5% Annual Increase, we may change the additional M&E charge for the Lifetime Plus II Benefit and payment type (single life or joint life). If we are still offering the Lifetime Plus II Benefit, we will change the charge to equal the current additional M&E charge for the Lifetime Plus II Benefit and your selected payment type (single life or joint life) that is available at that time. If we are no longer offering the Lifetime Plus II Benefit, we reserve the right to declare a new additional M&E charge for the benefit.


HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS II BENEFIT AND YOUR SELECTED PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME.


We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract. In addition, we will not change the additional M&E charge for your benefit if you have not received a reset to the Enhanced 5% Annual Increase.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

We will make any change as of the 60th day after the reset anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for the benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus II Benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive automatic resets and we will not establish any Enhanced 5% Annual Increases or Enhanced 10-Year Values on future Contract Anniversaries, but you will keep the most recent reset and the most recent Enhanced 5% Annual Increase and Enhanced 10-Year Value. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS II BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU HAVE ACCEPTED THE INCREASE AND WE WILL MAKE THE CHANGE. If you accept an increase to the additional M&E charge associated with the Lifetime Plus II Benefit, then you continue to be eligible to receive future resets.

NOTE: YOU MUST SPECIFICALLY "OPT OUT" OF FUTURE AUTOMATIC RESETS OF THE ENHANCED 5% ANNUAL INCREASE AT A HIGHER ADDITIONAL M&E CHARGE OTHERWISE WE WILL ASSESS THE HIGHER ADDITIONAL M&E CHARGE.


THE 10% ANNUAL INCREASE UNDER THE LIFETIME PLUS 10 BENEFIT
CALCULATING THE 10% ANNUAL INCREASE: Under the 10% Annual Increase we guarantee that, if you select the Lifetime Plus 10 Benefit at issue and all Purchase Payments are received on or before the first Quarterly Anniversary, then:
o on or before the 20th Contract Anniversary, the 10% Annual Increase will increase total Purchase Payments at a simple interest rate of 2.5% on each Quarterly Anniversary; and
o after the 20th Contract Anniversary, the 10% Annual Increase will no longer receive the simple interest increase, however, it may increase due to a reset which will lock in the highest Contract Value on any Quarterly Anniversary.

Under the 10% Annual Increase we guarantee that, if you select the Lifetime Plus 10 Benefit after the Issue Date and you make no additional Purchase Payments after the rider effective date, then:
o on or before the 20th Contract Anniversary after the rider effective date, the 10% Annual Increase will increase the Contract Value as of the rider effective date at a simple interest rate of 2.5% on each Quarterly Anniversary; and
o after the 20th Contract Anniversary after the rider effective date, the 10% Annual Increase will no longer receive the simple interest increase, however, it may increase due to a reset which will lock in the highest Contract Value on any Quarterly Anniversary.


If we receive any additional Purchase Payments after the first Quarterly Anniversary - or, if we receive them at any time after the rider effective date
- then we will add these payments to the 10% Annual Increase as follows.
o We will add the Purchase Payment to the 10% Annual Increase on the Business Day we receive it, but we will not apply the 2.5% simple interest rate increase to the Purchase Payment until the second Quarterly Anniversary after we receive it.

If your Contract Value is greater than the 10% Annual Increase on the first and later Quarterly Anniversaries after the rider effective date - then we will reset the 10% Annual Increase to equal the Contract Value. We will then increase this amount minus any Purchase Payments received on or after the previous Quarterly Anniversary at the simple interest rate of 2.5% on each Quarterly Anniversary that occurs after the reset, but on or before the 20th Contract Anniversary after the rider effective date.

We adjust the 10% Annual Increase proportionately for each partial withdrawal and Partial Annuitization.

IF YOU ADD THE LIFETIME PLUS 10 BENEFIT TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80 WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT AVAILABLE TO YOU FROM THE 10% ANNUAL INCREASE. KEEP IN MIND THAT THE BENEFIT DATE MUST OCCUR ON EITHER THE 1ST OR 15TH OF A CALENDAR MONTH.

For more details and examples of how we calculate the 10% Annual Increase, please see Appendix H.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

AUTOMATIC RESETS OF THE 10% ANNUAL INCREASE UNDER THE LIFETIME PLUS 10 BENEFIT Before the older Covered Person's 91st birthday and before you exercise the Lifetime Plus 10 Benefit, we automatically reset the 10% Annual Increase to equal the Contract Value if the Contract Value is greater than the 10% Annual Increase on the first and later Quarterly Anniversaries after the rider effective date. AN AUTOMATIC RESET OF THE 10% ANNUAL INCREASE MAY RESULT IN A HIGHER M&E CHARGE AS DESCRIBED LATER IN THIS SECTION.


IF WE RESET THE 10% ANNUAL INCREASE AT ANY TIME DURING THE CONTRACT YEAR, WE MAY CHANGE THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 10 BENEFIT ON THE NEXT CONTRACT ANNIVERSARY. If we are still offering the Lifetime Plus 10 Benefit, we will change the charge to equal the current additional M&E charge for the Lifetime Plus 10 Benefit and your selected payment type (single life or joint life) that is available at that time if this amount differs from the current additional M&E charge on your Contract. If we are no longer offering the Lifetime Plus 10 Benefit, we reserve the right to declare a new additional M&E charge for the benefit. HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 10 BENEFIT AND YOUR SELECTED PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME.


We will not change the additional M&E charge for the Lifetime Plus 10 Benefit on a Contract Anniversary if you have not received a reset to the 10% Annual Increase during the previous Contract Year. We will make any change to the additional M&E charge for the Lifetime Plus 10 Benefit as of the 60th day after the Contract Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for the Lifetime Plus 10 Benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus 10 Benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive automatic resets to the 10% Annual Increase, but you will keep all previous resets. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 10 BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU HAVE ACCEPTED THE INCREASE AND WE WILL MAKE THE CHANGE. If you accept an increase to the additional M&E charge associated with the Lifetime Plus 10 Benefit, then you continue to be eligible to receive future resets.

NOTE: YOU MUST SPECIFICALLY "OPT OUT" OF FUTURE AUTOMATIC RESETS OF THE 10% ANNUAL INCREASE AT A HIGHER ADDITIONAL M&E CHARGE OTHERWISE WE WILL ASSESS THE HIGHER ADDITIONAL M&E CHARGE.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING


THESE RESTRICTIONS WILL APPLY ONLY TO CONTRACTS WITH THE LIFETIME PLUS BENEFIT, LIFETIME PLUS II BENEFIT, OR LIFETIME PLUS 10 BENEFIT WHILE THE BENEFIT IS IN EFFECT. BY SELECTING ONE OF THESE BENEFITS, YOU ARE CONSENTING TO HAVE US REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

IF YOU SELECT THE LIFETIME PLUS II BENEFIT OR LIFETIME PLUS 10 BENEFIT ON OR AFTER JANUARY 26, 2009: We restrict your selection of certain Investment Options; we require that you have 100% of your total Contract Value in the Group C Investment Options, and we do not permit you to have any of your Contract Value in the Group A or Group B Investment Options. If you add the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit to your Contract after the Issue Date, we will ask you to reallocate your Contract Value to comply with this restriction. We will not allow you to add one of these benefits to your Contract until you have reallocated your Contract Value to comply with this restriction.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

IF YOU SELECTED ONE OF THE LIFETIME PLUS BENEFITS BEFORE JANUARY 26, 2009: We restrict your selection of certain Investment Options and the percentage of Contract Value that you can have in certain Investment Options as follows. We will only allow you to make allocations and transfers to and from the Group A and Group B Investment Options as long as you do not exceed these limitations.
o YOU CANNOT HAVE MORE THAN 25% OF YOUR TOTAL CONTRACT VALUE IN THE GROUP
  A INVESTMENT OPTIONS.
o YOU CANNOT HAVE MORE THAN 70% OF YOUR TOTAL CONTRACT VALUE IN BOTH GROUP
  A AND GROUP B INVESTMENT OPTIONS.
o WE DO NOT LIMIT THE AMOUNT OF CONTRACT VALUE THAT YOU CAN HAVE IN THE
  GROUP C INVESTMENT OPTIONS.


                                GROUP A INVESTMENT OPTIONS[(1)]
AZL Columbia Small Cap Value Fund         AZL TargetPLUS Moderate Fund
AZL Columbia Technology Fund              AZL Turner Quantitative Small Cap Growth Fund
AZL Franklin Small Cap Value Fund         AZL Van Kampen Global Real Estate Fund
AZL Fusion Growth Fund                    Davis VA Financial Portfolio
AZL OCC Opportunity Fund                  Franklin Global Communications Securities Fund
AZL Schroder Emerging Markets Equity Fund Franklin Income Securities Fund
AZL Schroder International Small Cap Fund Franklin Templeton VIP Founding Funds Allocation Fund
AZL Small Cap Stock Index Fund            PIMCO VIT CommodityRealReturn Strategy Portfolio
AZL TargetPLUS Growth Fund

(1)For any Lifetime Plus Benefit added to your Contract before January 26, 2009, the following funds are included in the Group C


Investment Options and are not included in the Group A Investment Options: AZL
  Fusion Growth Fund, AZL TargetPLUS Growth Fund,


AZL TargetPLUS Moderate Fund, Franklin Income Securities Fund, and Franklin
  Templeton VIP Founding Funds Allocation Fund.

                               GROUP B INVESTMENT OPTIONS
AZL AIM International Equity Fund       AZL Oppenheimer International Growth Fund
AZL BlackRock Capital Appreciation Fund AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL BlackRock Growth Fund               AZL S&P 500 Index Fund
AZL Columbia Mid Cap Value Fund         AZL TargetPLUS Equity Fund
AZL Davis NY Venture Fund               AZL Van Kampen Comstock Fund
AZL Dreyfus Founders Equity Growth Fund AZL Van Kampen Global Franchise Fund
AZL First Trust Target Double Play Fund AZL Van Kampen Growth and Income Fund
AZL Jennison 20/20 Focus Fund           AZL Van Kampen Mid Cap Growth Fund
AZL JPMorgan Large Cap Equity Fund      Mutual Discovery Securities Fund
AZL JPMorgan U.S. Equity Fund           Mutual Shares Securities Fund
AZL NACM International Fund             OpCap Mid Cap Portfolio
AZL Oppenheimer Global Fund             Templeton Growth Securities Fund


                           GROUP C INVESTMENT OPTIONS
AZL Fusion Balanced Fund              Franklin Zero Coupon Fund 2010
AZL Fusion Moderate Fund              PIMCO VIT All Asset Portfolio
AZL Money Market Fund                 PIMCO VIT Emerging Markets Bond Portfolio
AZL TargetPLUS Balanced Fund          PIMCO VIT Global Bond Portfolio (Unhedged)
AZL Van Kampen Equity and Income Fund PIMCO VIT High Yield Portfolio
BlackRock Global Allocation V.I. Fund PIMCO VIT Real Return Portfolio
Franklin High Income Securities Fund  PIMCO VIT Total Return Portfolio
Franklin U.S. Government Fund         Templeton Global Income Securities Fund

THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR BENEFIT TERMINATES.


In addition, on each Quarterly Anniversary we will automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Group A or Group B. Keep in mind the transfers of











The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Contract Value between the Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions.

We will not recategorize the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.

TAXATION OF LIFETIME PLUS PAYMENTS
Lifetime Plus Payments that you receive before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment will most likely be subject to ordinary income tax. In addition, Lifetime Plus Payments may be subject to premium taxes and, if any Owner is younger than age 59 1/2, may also be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.


TERMINATION OF THE LIFETIME PLUS BENEFIT, LIFETIME PLUS II BENEFIT, AND LIFETIME PLUS 10 BENEFIT

BEFORE THE BENEFIT DATE, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day we process your request to remove your selected
  Lifetime Plus Benefit from the Contract (the rider termination date).
o The date of death of all Covered Persons.
o The older Covered Person's 91st birthday.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.


ON AND AFTER THE BENEFIT DATE THAT YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day you take an Excess Withdrawal of the entire Contract
  Value. (If your Contract does not include the Cumulative Withdrawal Benefit and you take an Excess Withdrawal that reduces your Lifetime Plus Payment to less than $100 and we cannot restructure your payment so that it is at least $100, you must take an Excess Withdrawal of the entire Contract Value. If your Contract includes the Cumulative Withdrawal Benefit and you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value.)
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.
o For single Lifetime Plus Payments when the Contract is jointly owned and the Joint Owners are not spouses, the date of death of any Joint Owner.
o For single Lifetime Plus Payments when the Contract is jointly owned by spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse who is also the Covered Person continues the Contract, your benefit will terminate on the date of death of the Covered Person.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o For joint Lifetime Plus Payments, the date of death of both Covered
  Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive the death benefit payout instead of continuing the Contract, then Lifetime Plus Payments will stop and your benefit will terminate as of the end of the Business Day during which we receive in good order at the Service Center, both due proof of death and an election of the death benefit payment option.
o Contract termination.


11.c OTHER OPTIONAL BENEFITS
QUARTERLY VALUE DEATH BENEFIT
The Quarterly Value Death Benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. It provides a death benefit during the Accumulation Phase based on the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value that occurred on any Quarterly Anniversary before age 91, adjusted for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. The Quarterly Value Death Benefit is only available at issue and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. The Quarterly Value Death Benefit is available with all other optional benefits.

THE DEATH BENEFIT PROVIDED BY THE QUARTERLY VALUE DEATH BENEFIT WILL NEVER BE LESS THAN THE TRADITIONAL DEATH BENEFIT THAT IS AVAILABLE UNDER THE BASE CONTRACT, BUT THEY MAY BE EQUAL. ONCE YOU SELECT THE QUARTERLY VALUE DEATH BENEFIT YOU CANNOT CANCEL IT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE QUARTERLY VALUE DEATH BENEFIT AND BE SURE TO DISCUSS WHETHER THIS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

Under the Quarterly Value Death Benefit the amount of the death benefit will be the greater of 1 or 2, less any deduction we make to reimburse ourselves for premium tax that we pay.
1.The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death* and an election of the death benefit payment option.
2.The Quarterly Anniversary Value. We determine the Quarterly Anniversary Value as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death* and an election of the death benefit payment option. For more details and examples of how we calculate the Quarterly Anniversary Value, please see Appendix E.

* Please see section 10, Death Benefit for details on what we consider to be due proof of death.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE, BUT ONLY AS THE BONUS BECOMES VESTED. WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.


NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS: If you begin receiving Lifetime Plus Payments, then on and after the Benefit Date:
o the Quarterly Anniversary Value under the Quarterly Anniversary Value
  Death Benefit will decrease proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal;
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge); and
o the additional M&E charge associated with the Quarterly Value Death
  Benefit will continue as long as the Quarterly Anniversary Value is greater than zero.


THE QUARTERLY VALUE DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.
o Contract termination.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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BONUS OPTION
The Bonus Option is designed for Owners who believe that the return on the investment of the bonus in the Investment Options will at least offset the additional costs associated with the Bonus Option. This option provides a 6% bonus on each Purchase Payment we receive before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). The Bonus Option is only available at issue and it carries an additional M&E charge and a higher and longer withdrawal charge schedule. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. ONCE YOU SELECT THE BONUS OPTION, YOU CANNOT CANCEL IT. THE BONUS OPTION IS AVAILABLE WITH EITHER THE TARGET DATE 10 BENEFIT OR ONE OF THE LIFETIME PLUS BENEFITS. IT IS NOT AVAILABLE IF YOU SELECT EITHER THE SHORT WITHDRAWAL CHARGE OPTION OR THE NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.


THE BONUS MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE BONUS OPTION. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE BONUS OPTION AND BE SURE TO DISCUSS WHETHER THIS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit with a vesting schedule comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.



We will credit the bonus to your Contract subject to the following terms.
1)Bonus amounts are available for withdrawal, annuitization or payment of a death benefit only when such amounts become vested. Bonus amounts are included in the calculation of the portion of any guaranteed benefits that are based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of any guaranteed benefits that is based on Purchase Payments (for example, the portion of the Traditional Death Benefit that is based on total Purchase Payments). The vesting schedule is as follows.


              NUMBER OF COMPLETE               VESTING PERCENTAGE
 YEARS SINCE WE RECEIVED YOUR PURCHASE PAYMENT
                       0                               0%
                       1                              35%
                       2                              70%
                       3+                             100%

2)We treat all bonus amounts and any gains or losses attributable to such amounts as earnings under the Contract and are treated as such for purposes of the withdrawal charge as well as for tax purposes.
3)All gains and losses attributable to the bonus are part of your Contract Value and are always 100% vested.
4)If the Contract is owned by a non-individual, then we use the age of the Annuitant to determine whether a bonus applies.

We pay all bonus amounts from the general account assets of Allianz Life.

We deduct Contract charges from the Bonus Value of your Contract, which is the total Contract Value and any unvested bonus amounts. If you cancel your Contract during the free look/right to examine period, or if you take a withdrawal, take a Full Annuitization, or when a death benefit is payable in the first three years from any Purchase Payment receipt date, you will forfeit all or some of your bonus. Since charges will have been assessed against the Bonus Value of your Contract, it is possible that upon withdrawal, particularly in a declining market, you will receive less money back than you would have if you had not received the bonus or had not selected the Bonus Option. We expect to profit from certain charges assessed under the Contract (for example, the withdrawal charge and the M&E charge) associated with the Bonus Option.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOU HAVE NOT FULLY DEPLETED YOUR CONTRACT VALUE. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you will no longer have a Contract Value or Bonus Value and, therefore, any unvested bonus amounts will cease to exist.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       83




SHORT WITHDRAWAL CHARGE OPTION
The Short Withdrawal Charge Option is designed for Owners who are concerned with short-term liquidity. This option shortens the withdrawal charge period for your Contract from seven years to four years (for more information, see section 6, Expenses - Withdrawal Charge). The Short Withdrawal Charge Option is only available at issue, it only applies during the Accumulation Phase of the Contract and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. ONCE YOU SELECT THE SHORT WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT. THE SHORT WITHDRAWAL CHARGE OPTION IS AVAILABLE WITH EITHER THE TARGET DATE 10 BENEFIT OR ONE OF THE LIFETIME PLUS BENEFITS. IT IS NOT AVAILABLE IF YOU SELECT EITHER THE BONUS OPTION OR NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.


BECAUSE THE SHORT WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO TAKE A WITHDRAWAL DURING THE FIFTH THROUGH SEVENTH COMPLETE YEARS FOLLOWING OUR RECEIPT OF YOUR PURCHASE PAYMENT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE SHORT WITHDRAWAL CHARGE OPTION AND BE SURE TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.


NO WITHDRAWAL CHARGE OPTION
You can eliminate withdrawal charges under their Contract by selecting the No Withdrawal Charge Option at issue. This option carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. Contracts with the No Withdrawal Charge Option require a higher initial Purchase Payment than all other types of Allianz Vision Contracts (for example, $25,000 rather than $10,000). The No Withdrawal Charge Option is not available if you select either the Bonus Option or Short Withdrawal Charge Option. ONCE YOU SELECT THE NO WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT.



If you select the No Withdrawal Charge Option you must also select either the Target Date 10 Benefit or one of the Lifetime Plus Benefits. If you select the No Withdrawal Charge Option you may be able to remove the Target Date 10 Benefit or one of the Lifetime Plus Benefits if you can replace it with another optional benefit. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefit. None of the Lifetime Plus Benefits can be replaced after Lifetime Plus Payments have begun. For more information, please see section 11, Selection of Optional Benefits.

NOTE: YOU CANNOT SELECT THE TARGET DATE 10 BENEFIT IF THE OLDER OWNER IS AGE 81 OR OLDER (OR IF THE ANNUITANT IS AGE 81 OR OLDER FOR CONTRACTS OWNED BY A NON-INDIVIDUAL), AND YOU CANNOT SELECT ANY OF THE LIFETIME PLUS BENEFITS IF THE OLDER COVERED PERSON IS AGE 81 OR OLDER. THEREFORE, IF YOU ARE UNABLE TO MEET THESE AGE RESTRICTIONS, THE NO WITHDRAWAL CHARGE OPTION WILL NOT BE AVAILABLE TO YOU.


BECAUSE THE NO WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO WITHDRAW A PURCHASE PAYMENT DURING THE FIRST SEVEN YEARS AFTER WE RECEIVE IT. ALSO, BECAUSE THE NO WITHDRAWAL CHARGE OPTION REQUIRES YOU TO SELECT AN ADDITIONAL OPTIONAL BENEFIT, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO EXERCISE THIS REQUIRED BENEFIT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE NO WITHDRAWAL CHARGE OPTION, AND TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       84




12.OTHER INFORMATION
ALLIANZ LIFE
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We offer fixed and variable annuities, individual and group life insurance, and long-term care insurance. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities, other than those arising from the Contracts. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. Amounts transferred to our general account will represent seed money invested by us or earned fees and charges. The obligations of the Separate Account are not generalized obligations of Allianz Life. The obligations under the Contracts are obligations of Allianz Life.

DISTRIBUTION
Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their registered representatives. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option's plan. These payments typically equal 0.25% of an Investment Option's average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected not to exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

We may fund Allianz Life Financial's operating and other expenses, including: overhead; legal and accounting fees; registered representative training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Registered representatives and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with








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                         supplemented January 26, 2009

Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Selling firms and their registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:
o marketing services and increased access to registered representatives;
o sales promotions relating to the Contracts;
o costs associated with sales conferences and educational seminars for their registered representatives;
o the cost of client meetings and presentations; and
o other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:
o the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;
o the organizational "fit" between the broker/dealer firm and the type of wholesaling and marketing force we operate;
o whether the broker/dealer firm's operational, IT, and support services structure and requirements are compatible with our method of operation;
o whether the broker/dealer firm's product mix is oriented toward our core markets;
o whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent registered representative meetings and training sessions;
o the potential return on investment of investing in a particular firm's system;
o our potential ability to obtain a significant level of the market share in the broker/dealer firm's distribution channel;
o the broker/dealer firm's registered representative and customer profiles; and
o the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.





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                         supplemented January 26, 2009

ADMINISTRATION/ALLIANZ SERVICE CENTER
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:
o issuance and maintenance of the Contracts,
o maintenance of Owner records,
o processing and mailing of account statements and other mailings to Owners, and
o routine customer service including:
  -  responding to Owner correspondence and inquiries,
  -  processing of Contract changes,
  -  processing withdrawal requests (both partial and total) and
  -  processing annuitization requests.

Delaware Valley Financial Services, LLC (DVFS) previously performed the above mentioned administrative services. The Service Center functions were transferred to the Allianz Life headquarters in Minneapolis on September 22, 2008. DVFS, a wholly owned subsidiary of Allianz Life Insurance Company of North America, was located at 300 Berwyn Park, Berwyn, Pennsylvania. Historically, we compensated DVFS based on a specified fee per transaction and an additional negotiated fee for enhancements to computer systems used to process our business. More recently we were on a cost basis. For the three calendar years from 2005 through 2007, Allianz Life Financial paid DVFS $71,889,235.98 for performing administrative services regarding the Contracts.


To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial's ability to perform its obligations.

FINANCIAL STATEMENTS
The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in the Statement of Additional Information.


13.GLOSSARY
This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms that are defined below and are capitalized in the prospectus.

5% ANNUAL INCREASE - an amount used to determine the Benefit Base under the optional Lifetime Plus Benefit.


10% ANNUAL INCREASE - an amount used to determine the Benefit Base under the optional Lifetime Plus 10 Benefit.


ACCUMULATION PHASE - the period of time before you apply the entire Contract Value to Annuity Payments. Subject to certain restrictions, you can make additional Purchase Payments during this time. The Accumulation Phase may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

ACCUMULATION UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Accumulation Phase.








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
                                       87



ANNUITANT - the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

ANNUITY OPTIONS - the income options available to you under the Contract.

ANNUITY PAYMENTS - payments made by us to the Payee pursuant to the Annuity Option chosen. Annuity Payments may be variable, fixed, or a combination of both variable and fixed.

ANNUITY PHASE - the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

ANNUITY UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Annuity Phase.

BASE CONTRACT - the Contract corresponding to this prospectus that does not include any optional benefits.

BENEFICIARY - unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.


BENEFIT ANNIVERSARY - a 12-month anniversary of the Benefit Date under the Lifetime Plus Benefits. If the Benefit Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.

BENEFIT BASE - the amount we use to calculate the initial Lifetime Plus Payment under the Lifetime Plus Benefits.

BENEFIT DATE - the date you begin receiving Lifetime Plus Payments under the Lifetime Plus Benefits. This date must be the 1st or 15th of a calendar month.


BENEFIT YEAR - any period of 12 months commencing with the Benefit Date and each Benefit Anniversary thereafter.


BONUS OPTION - an optional benefit that may be available under this Contract for selection at issue. If you select the Bonus Option, you will receive a 6% bonus on Purchase Payments we receive before the older Owner's 81st birthday. The bonus is subject to a three-year vesting schedule, it carries an additional M&E charge and a higher and longer withdrawal charge schedule. The bonus amounts are included in the calculation of the portions of any guaranteed benefits that is based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of any guaranteed benefits that is based on Purchase Payments.


BONUS VALUE - this is the total value of a Contract that includes the bonus. On any Business Day it is the equal to the sum of the values of your Investment Options including unvested bonus amounts, i.e., the total Contract Value and any unvested bonus amounts.

BUSINESS DAY - each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

CONTRACT - the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

CONTRACT ANNIVERSARY - a 12-month anniversary of the Issue Date of your Contract. If the Contract Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.

CONTRACT VALUE - on any Business Day it is equal to the sum of the values in your selected Investment Options. It does not include amounts applied to Annuity Payments. If you have a Contract with the Bonus Option, Contract Value will only include any vested bonus amounts; it will not include any unvested bonus amounts.

CONTRACT YEAR - any period of 12 months commencing on the Issue Date and on each Contract Anniversary thereafter.


COVERED PERSON(S) - the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments under the Lifetime Plus Benefits.


CUMULATIVE WITHDRAWAL - if you take a withdrawal while you are receiving Lifetime Plus Payments, the portion of the withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal. Cumulative Withdrawals are not subject to a withdrawal charge and will not reduce your Withdrawal Charge Basis, but will reduce your Contract Value on a dollar for dollar basis.








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                         supplemented January 26, 2009

CUMULATIVE WITHDRAWAL BENEFIT - a benefit that may be available under the Lifetime Plus Benefits that allows you to control the amount of Lifetime Plus Payments you receive.

CUMULATIVE WITHDRAWAL VALUE - under the Lifetime Plus Benefits, if you take less than the maximum Lifetime Plus Payment that you are entitled to, we add the difference between the maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value. The Cumulative Withdrawal Value is not payable to your Beneficiary upon death.


ENHANCED 5% ANNUAL INCREASE - an amount used to determine the Benefit Base under the Lifetime Plus II Benefit.

ENHANCED 10-YEAR VALUE - an amount used to determine the Benefit Base under the Lifetime Plus Benefit or Lifetime Plus II Benefit.

EXCESS WITHDRAWAL - for Contracts with a Lifetime Plus Benefit that do not also include the Cumulative Withdrawal Benefit, this is an additional withdrawal you take while you are receiving Lifetime Plus Payments. For Contracts with a Lifetime Plus Benefit that also include the Cumulative Withdrawal Benefit, this is an additional withdrawal you take while you are receiving Lifetime Plus Payments that is greater than your Cumulative Withdrawal Value.


FULL ANNUITIZATION - the application of the entire Contract Value to Annuity Payments. YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. Upon Full Annuitization you will no longer have a Contract Value and, therefore, if your Contract includes one of the Target Date Retirement Benefits you will no longer receive any Contract Value increases under that benefit. In addition, the death benefit will terminate and any periodic withdrawal or income payments other than Annuity Payments will stop, with the possible exception of Lifetime Plus Payments.


HIGHEST ANNUAL INCREASE - an amount used to determine the Benefit Base under the Lifetime Plus II Benefit. The Highest Annual Increase is equal to the greatest of any Enhanced 5% Annual Increase.

INCOME DATE - the date we begin making Annuity Payments to the Payee from the Contract. This date must be the first day of a calendar month. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

INVESTMENT OPTIONS - the variable Investment Options available under the Separate Account. You may invest in up to 15 of the Investment Options at any one time.

ISSUE DATE - the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

JOINT OWNERS - two Owners who own a Non-Qualified Contract. We do not allow Joint Owners to take Partial Annuitizations.


LIFETIME PLUS BENEFIT - an optional benefit that was available before January 26, 2009, but is no longer available. The Lifetime Plus Benefit was intended to provide a payment stream in the form of partial withdrawals for life, and carried an additional M&E charge.

LIFETIME PLUS II BENEFIT - an optional benefit that may be available under this Contract for selection at or after Contract issue. The Lifetime Plus II Benefit is intended to provide a payment stream in the form of partial withdrawals for life, and carries an additional M&E charge. In contrast to the Lifetime Plus Benefit and Lifetime Plus 10 Benefit, the Benefit Base may be based on an amount that automatically locks in the Contract Value on each Contract Anniversary (if twice the Contract Value is greater than the most recently established Enhanced 10-Year Value plus all Purchase Payments received within the previous ten Contract Years, but received on or after the most recent reset anniversary, excluding Purchase Payments received within 90 days of the Issue Date), grows that Contract Value at 5%, and doubles that Contract Value after ten Contract Anniversaries.


LIFETIME PLUS 10 BENEFIT - an optional benefit that may be available under this Contract for selection on or after Contract issue. The Lifetime Plus 10 Benefit is intended to provide a payment stream in the form of partial withdrawals for life, and carries an additional M&E charge. In contrast to the Lifetime Plus Benefit and Lifetime Plus II Benefit, the Benefit Base may be based on an amount that automatically grows Purchase Payments at 2.5% simple interest each quarter, and if the Contract Value is greater than this amount on the Quarterly Anniversary, it locks in the Contract Value and grows that amount at 2.5% simple interest on subsequent Quarterly Anniversaries.

LIFETIME PLUS PAYMENT - the payment we make to you under the Lifetime Plus Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit. Lifetime Plus Payments are based on the Benefit Base, the age(s) of the Covered Person(s), and whether you selected single or joint Lifetime Plus Payments.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

NON-QUALIFIED CONTRACT - a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.


NO WITHDRAWAL CHARGE OPTION - an optional benefit that may be available under this Contract for selection at issue. The No Withdrawal Charge Option eliminates the seven-year withdrawal charge period on the Base Contract. The No Withdrawal Charge Option requires a minimum initial Purchase Payment of $25,000 and carries an additional M&E charge. If you select the No Withdrawal Charge Option you must also select one of the following optional benefits: Target Date 10 Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit.


OWNER - "you," "your" and "yours." The person or entity (or persons or entities if there are Joint Owners) named in the Contract who may exercise all rights granted by the Contract. The Owner is designated at Contract issue.

PARTIAL ANNUITIZATION - the application of only part of the Contract Value to Annuity Payments. If you take a Partial Annuitization, the Accumulation Phase and Annuity Phase of the Contract may occur at the same time. You can take one Partial Annuitization every 12 months. The maximum number of annuitizations we allow at any one time is five. Partial Annuitizations are not available to Joint Owners. If you take a Partial Annuitization, there can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to designate a joint Annuitant.

PAYEE - the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner.

PURCHASE PAYMENT - the money you put in the Contract. If you have a Contract with the Bonus Option, references to Purchase Payments do not include any bonus.

QUALIFIED CONTRACT - a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(k) and H.R. 10 plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we may issue Qualified Contracts that may include, but are not limited to, Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

QUARTERLY ANNIVERSARY VALUE - a calculation used in determining the Quarterly Value Death Benefit and the Benefit Base under the Lifetime Plus Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit.

QUARTERLY ANNIVERSARY - the day that occurs three, six, and nine calendar months after the Issue Date or on any Contract Anniversary. Quarterly Anniversaries also include Contract Anniversaries. If the Quarterly Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.

QUARTERLY VALUE DEATH BENEFIT - an optional benefit that may be available under this Contract for selection at Contract issue. The Quarterly Value Death Benefit is intended to provide an increased death benefit and it carries an additional M&E charge.

SEPARATE ACCOUNT - Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

SERVICE CENTER - the Allianz Service Center. Our Service Center address and telephone number are listed at the back of this prospectus.

SHORT WITHDRAWAL CHARGE OPTION- an optional benefit that may be available under this Contract for selection at Contract issue. The Short Withdrawal Charge Option shortens the withdrawal charge period on the Base Contract from seven years to four years and it carries an additional M&E charge.


TARGET VALUE - a calculation used in determining whether your Contract will receive a credit on the Target Value Date under one of the Target Date Retirement Benefits.

TARGET VALUE DATE - the date on which we may apply a credit to your Contract Value under one of the Target Date Retirement Benefits. The Target Value Date will always occur on a Contract Anniversary.









The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

THE TARGET DATE RETIREMENT BENEFITS - There are two versions: (i) the Target Date 10 Benefit, which is currently available on or after January 26, 2009; and
(ii) the Target Date Retirement Benefit, which was available before January 26, 2009, but is no longer available. These two versions are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and a lower additional M&E charge. The Target Date 10 Benefit is an optional benefit available for an additional M&E charge. The benefit is intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point during the Accumulation Phase called the Target Value Date. If you select this benefit we will restrict your ability to make additional Purchase Payments to the first three years after you select the benefit, we will restrict your flexibility in allocating Contract Value among the Investment Options, and we will transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options.


TRADITIONAL DEATH BENEFIT - the death benefit provided by the Base Contract.

WITHDRAWAL CHARGE BASIS - the total amount under your Contract that is subject to a withdrawal charge.


14.TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)
ALLIANZ LIFE......................2
EXPERTS...........................2
LEGAL OPINIONS....................2
DISTRIBUTOR.......................2
REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE3
FEDERAL TAX STATUS................3
  General.........................3
  Diversification.................4
  Owner Control...................4
  Contracts Owned by Non-Individuals5
  Income Tax Withholding..........5
  Required Distributions..........5
  Qualified Contracts.............5
ANNUITY PROVISIONS................6
  Annuity Units/Calculating Annuity Payments7
MORTALITY AND EXPENSE RISK GUARANTEE7
FINANCIAL STATEMENTS..............7
APPENDIX - CONDENSED FINANCIAL INFORMATION7





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

15.PRIVACY AND SECURITY STATEMENT
JANUARY 2008
Your privacy is a high priority for Allianz. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting your personal information.

This statement applies to all of the companies within the Allianz family of companies that issue insurance policies. The law allows us to share personal information among our insurance companies. The law does not allow customers to prevent these disclosures. A list of our companies can be found at the end of this notice.

ALLIANZ DOES NOT SELL YOUR PERSONAL INFORMATION TO ANYONE.

We do not share your personal information with anyone for their own marketing purposes. For this reason, depending on your state of residence, no "opt-in," "opt-out," or authorization is required. We also do not share your personal information with any of our affiliated companies outside of the Allianz family of companies.

PERSONAL INFORMATION ABOUT YOU ALLIANZ COLLECTS

Allianz collects personal information about you so that we can process the insurance transactions you request. We limit the amount of personal information collected to what we feel is needed to maintain your account. We may collect your personal information from the following sources:
o From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.
o From others, through the process of handling a claim. This may include information from medical or accident reports.
o From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
o From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
o From a consumer reporting agency such as a credit or motor vehicle report. The information in these reports may be kept by the consumer reporting agency and shared with others.

If you visit one of our websites, we may use "cookies" (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather personal information. The cookies only enable you to use our website more easily.

PERSONAL INFORMATION ABOUT YOU ALLIANZ SHARES

Allianz does not share personal information about current or former customers with anyone, except as "allowed by law." "Allowed by law" means that we may share your personal information, such as your name, address, and policy information, as follows:
o To consumer reporting agencies to obtain a credit report or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.
o To your insurance agent so that they can perform services for you.
o To medical professionals in order to process your claim.
o To a state Department of Insurance in order to examine our records or business practices.
o To state or federal law enforcement agency, as required by law, or to report suspected fraud activities.
o To research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your personal information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

ALLIANZ POLICIES AND PRACTICES REGARDING SECURITY OF PERSONAL INFORMATION

Allianz uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to personal information about you to those employees who need the information to service your policy. Allianz works hard to ensure that our websites are secure. We use state of the art technology to protect the personal information that may be shared over these sites.

YOUR ABILITY TO ACCESS AND CORRECT YOUR PERSONAL INFORMATION

(RESIDENTS OF AZ, AK, CA, CT, GA, IL, ME, MA, MN, MT, NC, NV, NJ, OH, OR, AND
VA)

If you wish to review your personal information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting the information.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Within 30 working days, you may see and copy your information in person. If you prefer, we will send you a copy of your information. You will not be given access to your information collected or in connection with a claim, or a civil or criminal proceeding. If medical information is contained in your file, we may request that you name a medical professional to whom we will send the information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not believe there is an error, you may file a statement disputing the information. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

MONTANA RESIDENTS: You may write to us and also ask for a record of any disclosure of your medical information made within the last three years.

NOTIFICATION OF CHANGE

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes. This Privacy and Security Statement is also displayed on our website. (www.allianzlife.com)

FOR MORE INFORMATION OR IF YOU HAVE QUESTIONS

If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Department at 800.328.5600, write us at the following address, or visit www.allianzlife.com.

Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344
Allianz family of companies:
o Allianz Life Insurance Company of North America
o Allianz Life Financial Services, LLC

                                                             M40018-B (R-2/2008)








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION
This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. Except for the AZL Funds, the PIMCO VIT portfolios, and the Premier VIT OpCap Mid Cap Portfolio, neither the Investment Options nor their advisers are affiliated with Allianz Life. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options' prospectuses for further information regarding the expenses you may expect to pay.

INVESTMENT       MANAGEMENT   RULE  SERVICE   OTHER   ACQUIRED    TOTAL ANNUAL OPERATING     AMOUNT OF     TOTAL ANNUAL OPERATING
OPTION              FEES     12B-1    FEES   EXPENSES FUND FEES      EXPENSES BEFORE        CONTRACTUAL        EXPENSES AFTER
                             FEES*                       AND    CONTRACTUAL FEE WAIVERS OR  FEE WAIVERS    CONTRACTUAL FEE WAIVERS
                                                      EXPENSES    EXPENSE REIMBURSEMENTS        AND       OR EXPENSE REIMBURSEMENTS
                                                                                           REIMBURSEMENTS
AIM
AZL AIM                  .90    .25        -      .18         -                       1.33              -                      1.33
International
Equity Fund[(1)]
BLACKROCK
AZL BlackRock            .80    .25        -      .17         -                       1.22              -                      1.22
Capital
Appreciation
Fund[(1)]
AZL BlackRock            .85    .25        -      .11         -                       1.21              -                      1.21
Growth Fund[(1)]
AZL Money Market         .35    .25        -      .09         -                        .69              -                       .69
Fund[(1)]
BlackRock Global         .55    .25        -      .23         -                       1.03              -                      1.03
Allocation V.I.
Fund - Class
3[(4)]
COLUMBIA
AZL Columbia Mid         .75    .25        -      .10         -                       1.10              -                      1.10
Cap Value
Fund[(1)]
AZL Columbia             .90      -        -      .14         -                       1.04              -                      1.04
Small Cap Value
Fund - Class
1[(1),(6),(7)]
AZL Columbia             .90    .25        -      .14         -                       1.29              -                      1.29
Small Cap Value
Fund - Class
2[(1),(6)]
AZL Columbia             .80    .25        -      .15         -                       1.20              -                      1.20
Technology
Fund[(1)]
DAVIS
AZL Davis NY             .75      -        -      .09         -                        .84              -                       .84
Venture Fund -
Class
1[(1),(6),(7)]
AZL Davis NY             .75    .25        -      .09         -                       1.09              -                      1.09
Venture Fund -
Class 2[(1),(6)]
Davis VA                 .75      -        -      .10         -                        .85              -                       .85
Financial
Portfolio[(5)]
DREYFUS
AZL Dreyfus              .77    .25        -      .16         -                       1.18              -                      1.18
Founders Equity
Growth Fund[(1)]
AZL S&P 500              .17      -        -      .31         -                        .48            .24                       .24
Index Fund -
Class
1[(1),(6),(7)]
AZL S&P 500              .17    .25        -      .31         -                        .73            .24                       .49
Index Fund -
Class 2[(1),(6)]
AZL Small Cap            .26    .25        -      .36         -                        .87            .29                       .58
Stock Index Fund
-
Class 2[(1)]
FIRST TRUST
AZL First Trust          .60    .25        -      .18         -                       1.03            .24                       .79
Target Double
Play Fund[(1)]
FRANKLIN
TEMPLETON
AZL Franklin             .75    .25        -      .11         -                       1.11              -                      1.11
Small Cap Value
Fund[(1)]
Franklin Global          .54    .25        -      .07         -                        .86              -                       .86
Communications
Securities Fund
- Class 2[(3)]
Franklin High            .55    .25        -      .06         -                        .86              -                       .86
Income Securites
Fund - Class
2[(3)]
Franklin Income          .45    .25        -      .02         -                        .72              -                       .72
Securities Fund
- Class 2[(3)]
Franklin                 .00    .25        -      .41       .65                       1.31            .28                      1.03
Templeton VIP
Founding Funds
Allocation Fund
- Class 2[(8)]
Franklin U.S.            .49    .25        -      .04         -                        .78              -                       .78
Government Fund
-
Class 2[(3)]


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


                                       94




Franklin Zero            .61      -        -      .05         -                        .66              -                       .66
Coupon Fund 2010
- Class 1[(3)]
Mutual Discovery         .80    .25        -      .17         -                       1.22              -                      1.22
Securities Fund
- Class 2
Mutual Shares            .59    .25        -      .13         -                        .97              -                       .97
Securities Fund
-
Class 2
Templeton Global         .50    .25        -      .14         -                        .89              -                       .89
Income
Securities Fund
- Class 2[(3)]
Templeton Growth         .73    .25        -      .03         -                       1.01              -                      1.01
Securities Fund
-
Class 2[(3)]
JENNISON
AZL Jennison             .77    .25        -      .10         -                       1.12              -                      1.12
20/20 Focus
Fund[(1)]
JP MORGAN
AZL JPMorgan             .75    .25        -      .09         -                       1.09              -                      1.09
Large Cap Equity
Fund[(1)]
AZL JPMorgan             .80      -        -      .15         -                        .95              -                       .95
U.S. Equity Fund
-
Class
1[(1),(6),(7)]
AZL JPMorgan             .80    .25        -      .15         -                       1.20              -                      1.20
U.S. Equity Fund
-
Class 2[(1),(6)]
NICHOLAS-
APPLEGATE
AZL NACM                 .85    .25        -      .35         -                       1.45              -                      1.45
International
Fund[(1)]
OPPENHEIMER
CAPITAL
AZL OCC                  .85    .25        -      .11         -                       1.21              -                      1.21
Opportunity
Fund[(1)]
OpCap Mid Cap            .80      -        -      .19         -                        .99              -                       .99
Portfolio[(9)]
OPPENHEIMER
FUNDS
AZL Oppenheimer          .90      -        -      .15         -                       1.05              -                      1.05
Global Fund -
Class
1[(1),(6),(7)]
AZL Oppenheimer          .90    .25        -      .15         -                       1.30              -                      1.30
Global Fund -
Class 2[(1),(6)]
AZL Oppenheimer          .73    .25        -      .21         -                       1.19              -                      1.19
International
Growth Fund[(1)]
PIMCO
AZL PIMCO                .75    .25        -      .21         -                       1.21            .01                      1.20
Fundamental
IndexPLUS Total
Return Fund[(1)]
PIMCO VIT All            .18      -      .15      .25       .69                       1.27            .02                      1.25
Asset Portfolio
-
Admin.
Class[(5),(10),(11)]
PIMCO VIT                .49      -      .15      .31    .05                          1.00            .05                       .95
CommodityRealReturn
Strategy
Portfolio -
Admin.
Class[(2),(5),(11)]
PIMCO VIT                .45      -      .15      .40         -                       1.00              -                      1.00
Emerging Markets
Bond Portfolio -
Admin.
Class[(5)]
PIMCO VIT Global         .25      -      .15      .50         -                        .90              -                       .90
Bond Portfolio
(Unhedged) -
Admin.
Class[(5)]
PIMCO VIT High           .25      -      .15      .35         -                        .75              -                       .75
Yield Portfolio
-
Admin.
Class[(5)]
PIMCO VIT Real           .25      -      .15      .25         -                        .65              -                       .65
Return Portfolio
-
Admin.
Class[(5)]
PIMCO VIT Total          .25      -      .15      .43         -                        .83              -                       .83
Return Portfolio
-
Admin.
Class[(5)]
SCHRODER
AZL Schroder            1.23    .25        -      .48         -                       1.96            .31                      1.65
Emerging Markets
Equity Fund -
Class 2[(1),(6)]
AZL Schroder            1.00    .25        -      .27         -                       1.52              -                      1.52
International
Small Cap
Fund[(1)]
TARGETPLUS
PORTFOLIOS
AZL TargetPLUS           .52    .25        -      .53         -                       1.30            .41                       .89
Balanced
Fund[(1)]
AZL TargetPLUS           .60    .25        -      .29         -                       1.14            .35                       .79
Equity Fund[(1)]


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


                                       95





AZL TargetPLUS           .52    .25        -      .29         -                       1.06            .17                       .89
Growth Fund[(1)]
AZL TargetPLUS           .52    .25        -      .37         -                       1.14            .25                       .89
Moderate
Fund[(1)]
TURNER
AZL Turner               .85    .25        -      .13         -                       1.23              -                      1.23
Quantitative
Small Cap Growth
Fund[(1)]
VAN KAMPEN
AZL Van Kampen           .72    .25        -      .11         -                       1.08              -                      1.08
Comstock
Fund[(1)]
AZL Van Kampen           .75    .25        -      .11         -                       1.11              -                      1.11
Equity and
Income Fund[(1)]
AZL Van Kampen           .95    .25        -      .12         -                       1.32              -                      1.32
Global Franchise
Fund[(1)]
AZL Van Kampen           .90    .25        -      .22         -                       1.37            .02                      1.35
Global Real
Estate Fund[(1)]
AZL Van Kampen           .75    .25        -      .09         -                       1.09              -                      1.09
Growth and
Income Fund[(1)]
AZL Van Kampen           .80    .25        -      .12         -                       1.17              -                      1.17
Mid Cap Growth
Fund[(1)]

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees, except for those classes of shares that do not pay a 12b-1 fee, as identified in footnote
  (6).

(1)Allianz Investment Management LLC (AZL), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses to the "after waiver" amount listed above through April 30, 2009. The operating expenses covered by the expense limitation agreement include fees deducted from Investment Option assets such as audit fees and payments to independent trustees, but do not include the operating expenses of other investment companies in which the Investment Option may invest (acquired fund fees and expenses). The Investment Option is authorized to reimburse AZL for management fees previously waived and/or for the cost of other expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. The Investment Option's ability to reimburse AZL in this manner only applies to fees paid or reimbursement made by AZL within the three fiscal years prior to the date of such reimbursement.
(2)PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Portfolio in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the subsidiary is in place.
(3)The Fund administration fee is paid indirectly through the management fee.
(4)The Investment Option commenced operations under this Contract as of May 1, 2008. Therefore, the expenses shown are estimated for the current calendar year.
(5)We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits which we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options of other investment portfolios from contracts that we issue or administer. Some advisers may pay us more or less than others, however, the maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options.
(6)The Investment Option has both Class 1 shares and Class 2 shares. Class 2 shares pay a 12b-1 fee of up to 0.25% of its average daily assets. Class 1 shares do not pay a 12b-1 fee.
(7)Not currently available.
(8)Effective December 1, 2007, the administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses, otherwise payable by the Fund, excluding acquired funds' fees and expenses, so that direct operating expenses of the fund do not exceed 0.38% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009.
(9)OpCap Advisors has contractually agreed to reduce the total annual portfolio operating expenses to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio's average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2015. Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.
(10)Acquired fund fees and expenses for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying funds and upon the total annual operating expenses of the institutional shares of these underlying funds. Acquired fund fees and expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above.
(11) PIMCO has contractually agreed to waive the advisory fee and/or administration fee. See the Investment Option prospectus for further information.







The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

This table describes, in detail, the annual expenses for each of the AZL FusionPortfolios. We show the expenses as a percentage of an Investment Option's average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the AZL FusionPortfolios, and the AZL FusionPortfolios do not pay service fees or 12b-1 fees. The underlying funds of the AZL FusionPortfolios may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

INVESTMENT  MANAGEMENT   RULE   OTHER   TOTAL ACQUIRED FUND    TOTAL ANNUAL OPERATING      AMOUNT OF      TOTAL ANNUAL OPERATING
OPTION         FEES     12B-1  EXPENSES         FEES AND    EXPENSES BEFORE CONTRACTUAL   CONTRACTUAL   EXPENSES AFTER CONTRACTUAL
                        FEES*                 EXPENSES[(2)]    FEE WAIVERS OR EXPENSE     FEE WAIVERS     FEE WAIVERS OR EXPENSE
                                                                   REIMBURSEMENTS             AND             REIMBURSEMENTS
                                                                                         REIMBURSEMENTS
FUSION
PORTFOLIOS
AZL Fusion      .20%      -%       .06%  .26%      1.01%                           1.27%             -%                       1.27%
Balanced
Fund[(1)]
AZL Fusion      .20       -      .05     .25      1.07                  1.32                   -                   1.32
Growth
Fund[(1)]
AZL Fusion      .20       -      .05     .25      1.14                  1.39                   -                   1.39
Moderate
Fund[(1)]

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees.
(1)Allianz Investment Management LLC (AZL), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses (excluding certain fund expenses including, but not limited to, any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.30% through at least April 30, 2009. The operating expenses covered by the expense limitation include fees deducted from fund assets such as audit fees and payments to outside trustees, but do not include the operating expenses of other investment companies in which the funds may invest (acquired fund fees and expenses). Acquired fund fees and expenses are incurred indirectly by the Investment Option(s) through the Investment Option's investment in permitted underlying funds. Accordingly, acquired fees and expenses affect the Investment Option's total returns. The Investment Option is authorized to reimburse AZL for fees previously waived and/or for the cost of other expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. AZL may request and receive reimbursement of fees waived or limited and other reimbursements made by AZL. The Investment Option's ability to reimburse AZL in this manner only applies to fees paid or reimbursement made by AZL within the three fiscal years prior to the date of such reimbursement.
(2)Persons with Contract Value allocated to the AZL FusionPortfolios will also indirectly pay the expenses of the underlying funds. The underlying fund fees and expenses are an estimate. These expenses will vary, depending upon the allocation of assets to individual underlying funds. In addition, it can be expected that underlying funds may be added or deleted as investments, with a resulting change in expenses. The investment advisers to the underlying funds or their affiliates may pay "service fees" to Allianz Life or its affiliates for providing customer service and other administrative services to Contract purchasers. The amount of such fees may vary by underlying fund. The underlying funds may also pay Rule 12b-1 distribution fees to the distributor of the Contracts. The underlying funds do not pay service fees or 12b-1 fees to the AZL FusionPortfolios, and the AZL FusionPortfolios do not pay service fees or 12b-1 fees.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX B - CONDENSED FINANCIAL INFORMATION
The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B may be found in the Statement of Additional Information.

Accumulation Unit value (AUV) information corresponding to the highest and lowest combination of charges for the Contract currently offered by this prospectus is listed in the tables below. You can find AUV information corresponding to the additional combinations of charges in the appendix to the Statement of Additional Information.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional Information. The Statement of Additional Information is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.

* KEY TO BENEFIT OPTION                                                                                                  M&E CHARGES
Allianz Vision - Base Contracts......................                                                                    1.40%
Allianz Vision - Base Contracts with the Quarterly Value Death Benefit, Bonus Option and joint Lifetime Plus Payments    2.95%
under the Lifetime Plus II Benefit

(Number of Accumulation Units in thousands)


BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL AIM International Equity Fund
1.40%
 12/31/2007    N/A 19.830      240
2.95%
 12/31/2007    N/A 18.161        0
AZL BlackRock Capital Appreciation Fund
1.40%
 12/31/2007    N/A 13.110       84
2.95%
 12/31/2007    N/A 12.578        0
AZL BlackRock Growth Fund
1.40%
 12/31/2007    N/A 13.354      288
2.95%
 12/31/2007    N/A 12.230        0
AZL Columbia Mid Cap Value Fund
1.40%
 12/31/2007    N/A 10.319      116
2.95%
 12/31/2007    N/A 10.054        0
AZL Columbia Small Cap Value Fund
1.40%
 12/31/2007    N/A 12.439       55
2.95%
 12/31/2007    N/A 11.751        0
AZL Columbia Technology Fund
1.40%
 12/31/2007    N/A 10.014      158
2.95%
 12/31/2007    N/A  9.101        0
AZL Davis NY Venture Fund
1.40%
 12/31/2007    N/A 13.555      259
2.95%
 12/31/2007    N/A 12.319        0


BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL Dreyfus Founders Equity Growth Fund
1.40%
 12/31/2007    N/A 11.526      106
2.95%
 12/31/2007    N/A 10.476        0
AZL First Trust Target Double Play Fund
1.40%
 12/31/2007    N/A 10.609      462
2.95%
 12/31/2007    N/A 10.455        0
AZL Franklin Small Cap Value Fund
1.40%
 12/31/2007    N/A 17.485      185
2.95%
 12/31/2007    N/A 16.263        0
AZL Fusion Balanced Fund
1.40%
 12/31/2007    N/A 12.121      800
2.95%
 12/31/2007    N/A 11.629        0
AZL Fusion Growth Fund
1.40%
 12/31/2007    N/A 12.813     1535
2.95%
 12/31/2007    N/A 12.293        0
AZL Fusion Moderate Fund
1.40%
 12/31/2007    N/A 12.396     1150
2.95%
 12/31/2007    N/A 11.893        0
AZL Jennison 20/20 Focus Fund
1.40%
 12/31/2007    N/A 14.871      169
2.95%
 12/31/2007    N/A 14.267        0


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL JPMorgan Large Cap Equity Fund
1.40%
 12/31/2007    N/A 11.662       99
2.95%
 12/31/2007    N/A 10.599        0
AZL JPMorgan U.S. Equity Fund
1.40%
 12/31/2007    N/A 12.939       81
2.95%
 12/31/2007    N/A 12.224        0
AZL Money Market Fund
1.40%
 12/31/2007    N/A 11.125      661
2.95%
 12/31/2007    N/A  9.840        0
AZL NACM International Fund
1.40%
 12/31/2007    N/A  9.471       74
2.95%
 12/31/2007    N/A  9.373        0
AZL OCC Opportunity Fund
1.40%
 12/31/2007    N/A 16.672       85
2.95%
 12/31/2007    N/A 15.268        0
AZL Oppenheimer Global Fund
1.40%
 12/31/2007    N/A 15.236      170
2.95%
 12/31/2007    N/A 14.393        0
AZL Oppenheimer International Growth Fund
1.40%
 12/31/2007    N/A 20.503      198
2.95%
 12/31/2007    N/A 18.635        0
AZL PIMCO Fundamental IndexPLUS Total Return Fund
1.40%
 12/31/2007    N/A 11.654        6
2.95%
 12/31/2007    N/A 11.355        0
AZL S&P 500 Index Fund
1.40%
 12/31/2007    N/A  9.882      184
2.95%
 12/31/2007    N/A  9.780        0
AZL Schroder Emerging Markets Equity Fund
1.40%
 12/31/2007    N/A 13.455      392
2.95%
 12/31/2007    N/A 13.110        0
AZL Schroder International Small Cap Fund
1.40%
 12/31/2007    N/A  9.243      192
2.95%
 12/31/2007    N/A  9.147        0


BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL Small Cap Stock Index Fund
1.40%
 12/31/2007    N/A  9.329      122
2.95%
 12/31/2007    N/A  9.233        0
AZL TargetPLUS Balanced Fund
1.40%
 12/31/2007    N/A 10.116       99
2.95%
 12/31/2007    N/A 10.012        0
AZL TargetPLUS Equity Fund
1.40%
 12/31/2007    N/A 10.524      488
2.95%
 12/31/2007    N/A 10.372        0
AZL TargetPLUS Growth Fund
1.40%
 12/31/2007    N/A  9.939      767
2.95%
 12/31/2007    N/A  9.836        0
AZL TargetPLUS Moderate Fund
1.40%
 12/31/2007    N/A 10.080      289
2.95%
 12/31/2007    N/A  9.975        0
AZL Turner Quantitative Small Cap Growth Fund
1.40%
 12/31/2007    N/A 12.772       35
2.95%
 12/31/2007    N/A 12.253        0
AZL Van Kampen Comstock Fund
1.40%
 12/31/2007    N/A 12.386      130
2.95%
 12/31/2007    N/A 11.168        0
AZL Van Kampen Equity and Income Fund
1.40%
 12/31/2007    N/A 12.832      452
2.95%
 12/31/2007    N/A 12.122        0
AZL Van Kampen Global Franchise Fund
1.40%
 12/31/2007    N/A 19.359      276
2.95%
 12/31/2007    N/A 18.006        0
AZL Van Kampen Global Real Estate Fund
1.40%
 12/31/2007    N/A 10.852      194
2.95%
 12/31/2007    N/A 10.573        0
AZL Van Kampen Growth and Income Fund
1.40%
 12/31/2007    N/A 14.291      105
2.95%
 12/31/2007    N/A 12.887        0


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL Van Kampen Mid Cap Growth Fund
1.40%
 12/31/2007    N/A 16.193      253
2.95%
 12/31/2007    N/A 14.601        0
Davis VA Financial Portfolio
1.40%
 12/31/2007    N/A 15.832       42
2.95%
 12/31/2007    N/A 14.003        0
Franklin Global Communications Securities Fund
1.40%
 12/31/2007    N/A 31.356       54
2.95%
 12/31/2007    N/A 23.376        0
Franklin High Income Securities Fund
1.40%
 12/31/2007    N/A 25.387       62
2.95%
 12/31/2007    N/A 18.925        0
Franklin Income Securities Fund
1.40%
 12/31/2007    N/A 48.490      437
2.95%
 12/31/2007    N/A 36.149        0
Franklin Templeton VIP Founding Funds Allocation Fund
1.40%
 12/31/2007    N/A  9.246      450
2.95%
 12/31/2007    N/A  9.175        0
Franklin U.S. Government Fund
1.40%
 12/31/2007    N/A 26.205       33
2.95%
 12/31/2007    N/A 19.576        0
Franklin Zero Coupon Fund 2010
1.40%
 12/31/2007    N/A 39.978        5
2.95%
 12/31/2007    N/A 29.866        0
Mutual Discovery Securities Fund
1.40%
 12/31/2007    N/A 29.830      287
2.95%
 12/31/2007    N/A 25.094        0


BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

Mutual Shares Securities Fund
1.40%
 12/31/2007    N/A 24.148      677
2.95%
 12/31/2007    N/A 20.314        0
OpCap Mid Cap Portfolio
1.40%
 12/31/2007    N/A 10.583       99
2.95%
 12/31/2007    N/A 10.312        0
PIMCO VIT All Asset Portfolio
1.40%
 12/31/2007    N/A 12.953       73
2.95%
 12/31/2007    N/A 12.236        0
PIMCO VIT CommodityRealReturn Strategy Portfolio
1.40%
 12/31/2007    N/A 12.816      100
       .95%
 12/31/2007    N/A 12.295        0
PIMCO VIT Emerging Markets Bond Portfolio
1.40%
 12/31/2007    N/A 12.287       67
2.95%
 12/31/2007    N/A 11.788        0
PIMCO VIT Global Bond Portfolio (Unhedged)
1.40%
 12/31/2007    N/A 10.440      102
2.95%
 12/31/2007    N/A 10.016        0
PIMCO VIT High Yield Portfolio
1.40%
 12/31/2007    N/A 14.297       57
2.95%
 12/31/2007    N/A 12.645        0
PIMCO VIT Real Return Portfolio
1.40%
 12/31/2007    N/A 12.324       78
2.95%
 12/31/2007    N/A 11.463        0
PIMCO VIT Total Return Portfolio
1.40%
 12/31/2007    N/A 14.986      208
2.95%
 12/31/2007    N/A 13.254        0
Templeton Global Income Securities Fund
1.40%
 12/31/2007    N/A 32.376      113
2.95%
 12/31/2007    N/A 24.137        0
Templeton Growth Securities Fund
1.40%
 12/31/2007    N/A 29.538      482
2.95%
 12/31/2007    N/A 23.847        0


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX C - TARGET VALUE CALCULATION AND EXAMPLES
If your Contract includes one of the Target Date Retirement Benefits, we will calculate the Target Value until the benefit terminates and you can only make additional Purchase Payments to the Contract for the first three years after the rider effective date. If your Contract includes the Bonus Option, the bonus will not be included in the portions of the Target Value that are based on Purchase Payments.

CALCULATING THE TARGET VALUE UNDER THE TARGET DATE RETIREMENT BENEFITS
If the rider effective date is the Issue Date, the Target Value on the Issue Date is equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, the Target Value on the rider effective date is equal to the Contract Value on that date.

On each Business Day, we increase the Target Value by the amount of any additional Purchase Payments received that day, and we reduce the Target Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary, we process any increase or decrease to the Target Value due to a Purchase Payment received that day or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Contract Anniversary, the Target Value is equal to the greater of its value on the immediately preceding Business Day or the Contract Value as of that Contract Anniversary.

WHILE A TARGET DATE RETIREMENT BENEFIT APPLIES TO YOUR CONTRACT, ANY WITHDRAWALS TAKEN AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE TARGET VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Target Value, we will deduct more than the amount withdrawn and/or annuitized from the Target Value.

EXAMPLES OF THE TARGET VALUE CALCULATIONS
This example shows how we calculate the Target Value under the Target Date 10 Benefit.

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Target Date 10 Benefit at issue and you also select the earliest possible Target Value Date, which is the 10th Contract Anniversary. You make no additional Purchase Payments.


                             CONTRACT VALUE TARGET VALUE
 On the Issue Date              $100,000      $100,000
 1st Contract Anniversary       $108,000      $108,000
 2nd Contract Anniversary       $110,000      $110,000
 3rd Contract Anniversary       $102,000      $110,000
 4[ ]th Contract Anniversary    $104,000      $110,000
 5th Contract Anniversary       $109,000      $110,000
 6th Contract Anniversary       $115,000      $115,000
 7th Contract Anniversary       $131,000      $131,000
 8th Contract Anniversary       $121,000      $131,000
 9th Contract Anniversary       $129,000      $131,000
 10th Contract Anniversary      $137,000      $137,000
 11th Contract Anniversary      $126,000      $137,000
 BEFORE A CREDIT
 11th Contract Anniversary      $137,000      $137,000
 AFTER A CREDIT


o On the Issue Date, the Target Value is equal to the total Purchase
  Payment ($100,000).
o At the first Contract Anniversary the Contract Value had increased to $108,000, which is greater than the previous Target Value ($100,000), so the Target Value was increased to equal the Contract Value. The Target Value also increased on the second Contract Anniversary because the Contract Value ($110,000) was greater than the previous Target Value ($108,000).




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o At the third Contract Anniversary, the Contract Value had decreased to $102,000, which is less than the previous Target Value ($110,000), so the Target Value was not increased. On the fourth and fifth Contract Anniversaries, the Contract Value was also less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $110,000.
o At the sixth Contract Anniversary the Contract Value had increased to $115,000, which is greater than the previous Target Value ($110,000), so the Target Value was increased to equal the Contract Value.
o At the seventh Contract Anniversary the Contract Value had increased to $131,000, which is greater than the previous Target Value ($115,000), so the Target Value was increased to equal the Contract Value.


o At the eighth and ninth Contract Anniversaries, the Contract Value was less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $131,000.
o At the tenth Contract Anniversary the Contract Value had increased to $137,000, which is greater than the previous Target Value ($131,000), so the Target Value was increased to equal the Contract Value. The tenth Contract Anniversary is also the initial Target Value Date. Because the Contract Value on the initial Target Value Date was greater than the Target Value, there was no credit on the tenth Contract Anniversary.

o At the eleventh Contract Anniversary, the Contract Value had decreased to $126,000, which is less than the previous Target Value ($137,000), so the Target Value was not increased. The eleventh Contract Anniversary is also the second Target Value Date. Because the Contract Value on the second Target Value Date was less than the Target Value, there was a credit of $11,000 to the Contract Value on the eleventh Contract Anniversary.


EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE TARGET VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal of $9,000 (including the withdrawal charge) in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $109,000.

  The Target Value will be adjusted for the partial withdrawal as follows:
     The previous Target Value...................................$108,000.00
     Reduced proportionately by the percentage of Contract Value withdrawn ($9,000 / $109,000) =  0.08257 x $108,000 = -
       8,917.43.............................................................
  The Target Value after the partial withdrawal.................$  99,082.57
o This Target Value will remain in effect until at least the next Contract Anniversary unless you take another partial withdrawal.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX D - INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND
   QUARTERLY REBALANCING
If your Contract includes one of the Target Date Retirement Benefits, we divide your Investment Options into the following four groups. Allianz Life determines the composition of the Investment Option groups. We will not recategorize the groups to which we assigned the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. WHEN AN INVESTMENT OPTION IS CLOSED OR SUBSTITUTED WITHIN ANY OF THE INVESTMENT OPTION GROUPS, WE WILL SEND WRITTEN NOTICE REGARDING THE CLOSING OR SUBSTITUTION 30 DAYS PRIOR TO THE EFFECTIVE DATE OF THE CLOSING OR SUBSTITUTION.

                                            TABLE 1
                                GROUP A INVESTMENT OPTIONS[(1)]
AZL Columbia Small Cap Value Fund         AZL TargetPLUS Moderate Fund
AZL Columbia Technology Fund              AZL Turner Quantitative Small Cap Growth Fund
AZL Franklin Small Cap Value Fund         AZL Van Kampen Global Real Estate Fund
AZL Fusion Growth Fund                    Davis VA Financial Portfolio
AZL OCC Opportunity Fund                  Franklin Global Communications Securities Fund
AZL Schroder Emerging Markets Equity Fund Franklin Income Securities Fund
AZL Schroder International Small Cap Fund Franklin Templeton VIP Founding Funds Allocation Fund
AZL Small Cap Stock Index Fund            PIMCO VIT CommodityRealReturn Strategy Portfolio
AZL TargetPLUS Growth Fund

(1)IF YOU ADDED THE TARGET DATE RETIREMENT BENEFIT TO YOUR CONTRACT BEFORE JANUARY 26, 2009: AZL Fusion Growth Fund, AZL TargetPLUS Growth Fund, AZL TargetPLUS Moderate Fund, and Franklin Templeton VIP Founding Funds Allocation Fund are included in the Group X Investment Options instead of in the Group A Investment Options; and Franklin Income Securities Fund is included in the Group Y Investment Options instead of in the Group A Investment Options.

                               GROUP B INVESTMENT OPTIONS
AZL AIM International Equity Fund       AZL Oppenheimer Global Fund
AZL BlackRock Capital Appreciation Fund AZL Oppenheimer International Growth Fund
AZL BlackRock Growth Fund               AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL Columbia Mid Cap Value Fund         AZL TargetPLUS Equity Fund
AZL Davis NY Venture Fund               AZL Van Kampen Comstock Fund
AZL Dreyfus Founders Equity Growth Fund AZL Van Kampen Global Franchise Fund
AZL S&P 500 Index Fund                  AZL Van Kampen Growth and Income Fund
AZL First Trust Target Double Play Fund AZL Van Kampen Mid Cap Growth Fund
AZL Jennison 20/20 Focus Fund           Mutual Discovery Securities Fund
AZL JPMorgan Large Cap Equity Fund      Mutual Shares Securities Fund
AZL JPMorgan U.S. Equity Fund           OpCap Mid Cap Portfolio
AZL NACM International Fund             Templeton Growth Securities Fund
      GROUP X INVESTMENT OPTIONS                   GROUP Y INVESTMENT OPTIONS
AZL Fusion Moderate Fund                AZL Fusion Balanced Fund
AZL Van Kampen Equity and Income Fund   AZL Money Market Fund
BlackRock Global Allocation V.I. Fund   AZL TargetPLUS Balanced Fund
                                        Franklin High Income Securities Fund
                                        Franklin U.S. Government Fund
                                        Franklin Zero Coupon Fund 2010
                                        PIMCO VIT All Asset Portfolio
                                        PIMCO VIT Emerging Markets Bond Portfolio
                                        PIMCO VIT Global Bond Portfolio (Unhedged)
                                        PIMCO VIT High Yield Portfolio
                                        PIMCO VIT Real Return Portfolio
                                        PIMCO VIT Total Return Portfolio
                                        Templeton Global Income Securities Fund

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

If your Contract includes one of the Target Date Retirement Benefits, we restrict your allocations to the Investment Option groups. The maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows.

                                                             TABLE 2
                                     MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE COMBINED INVESTMENT OPTION GROUPS A, B AND X
                                                  BASED ON THE NUMBER OF YEARS* TO THE INITIAL TARGET VALUE DATE
                                                AND THE COMPARISON OF CONTRACT VALUE (CV) TO THE TARGET VALUE (TV)
NUMBER OF YEARS* TO THE INITIAL CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV = CV
       TARGET VALUE DATE        94%+   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%   10%   4%   <
                                of TV to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to < 4%
                                       94%   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%  10%  of
                                      of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV  of  TV
                                                                                                                           TV
              28+                95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  95%
              27                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  90%
              26                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  90%  85%
              25                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%  85%  80%
              24                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%  80%  75%
              23                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%  75%  70%
              22                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%  70%  65%
              21                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%  65%  60%
              20                 95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%  60%  55%
              19                 95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%  55%  50%
              18                 95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%  50%  45%
              17                 95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%  45%  40%
              16                 95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%  40%  35%
              15                 95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%  35%  35%
              14                 95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%  35%  35%
              13                 95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%  35%  35%
              12                 95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%  35%  35%
              11                 90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%  35%  35%
              10                 85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%  35%  35%
               9                 80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%  35%  35%
               8                 75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               7                 70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               6                 65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               5                 60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               4                 55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               3                 50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               2                 45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               1                 40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
 INITIAL TARGET VALUE DATE AND   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
            BEYOND

* We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete Contract Years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight years from the initial Target Value Date.







The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

The maximum allowed allocation of Contract Value for Investment Option Group A and minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allowed allocation for the combined Groups A, B and X as follows.

                                                              TABLE 3
WHEN THE MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE   THEN THE MAXIMUM % OF CONTRACT VALUE     AND THE MINIMUM % OF CONTRACT VALUE
                      COMBINED                                     ALLOWED IN                              REQUIRED IN
           GROUPS A, B AND X IS{ellipsis}                     GROUP A IS{ellipsis}                    GROUP Y IS{ellipsis}
                        95%                                            30%                                      5%
                        90%                                            30%                                     10%
                        85%                                            25%                                     15%
                        80%                                            25%                                     20%
                        75%                                            20%                                     25%
                        70%                                            20%                                     30%
                        65%                                            15%                                     35%
                        60%                                            15%                                     40%
                        55%                                            10%                                     45%
                        50%                                            10%                                     50%
                        45%                                             5%                                     55%
                        40%                                             5%                                     60%
                        35%                                             5%                                     65%

We will automatically rebalance your Contract Value in each of the Investment Options on each Quarterly Anniversary until the rider termination date. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. If you choose to allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

On each Quarterly Anniversary we determine the allocation of Contract Value to your selected Investment Options as follows. First we establish the maximum allowable allocation for each Investment Option group. Then we compute the required allocation for each Investment Option group, which is your allocation instructions adjusted downward if necessary to match the maximum allowable allocation. Lastly we will rebalance the Contract Value in your selected Investment Options according to the required allocations.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

COMBINED GROUPS A, B AND X. The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary is the lesser of: a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary; or b) the maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this appendix). Table 2 compares the length of time until the initial Target Value Date and the comparison of the current Contract Value to the current Target Value.


GROUPS A AND Y. We then use Table 3 (which appears earlier in this appendix) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.


COMBINED GROUPS B AND X. Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next in this appendix. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.


We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations, but if they do not comply with the current maximum allowable allocations, we will instead allocate any additional Purchase Payments according to the current required allocation as discussed next in this appendix.


NOTE: UNLESS THE MAXIMUM ALLOWABLE ALLOCATION FOR THE COMBINED GROUPS A, B, AND X CHANGES, THE MAXIMUM ALLOWABLE ALLOCATION FOR GROUP A, AND THE MINIMUM REQUIRED ALLOCATION FOR GROUP Y, WILL NOT CHANGE.

DETERMINING THE REQUIRED GROUP ALLOCATION

YOUR SELECTED ALLOCATIONS COMPLY WITH THE NEW MAXIMUM ALLOWABLE AND NEW MINIMUM REQUIRED ALLOCATIONS. If your selected allocations for Group A, AND the combined Groups B and X, are less than or equal to the new maximum allowable allocations for these groups, the required allocations for the Investment Option groups will be equal to your selected allocations.


YOUR SELECTED ALLOCATION FOR GROUP A COMPLIES WITH THE NEW MAXIMUM ALLOWABLE ALLOCATION, BUT YOUR SELECTED ALLOCATION FOR THE COMBINED GROUPS B AND X EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION. If your selected allocation for Group A is less than or equal to the new maximum allowable allocation for this group, the required allocation of Contract Value for Group A will be equal to your selected allocation. If your selected allocation for the combined Groups B and X is greater than the new maximum allowable allocation for these groups, then we will decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take the excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation) and apply it to Group Y.

YOUR SELECTED ALLOCATION FOR GROUP A EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION AND THERE MAY BE A CHANGE IN THE REQUIRED ALLOCATION FOR THE COMBINED GROUPS B AND X. If your selected allocation for Group A is greater than the new maximum allowable allocation for this group, then we will decrease the required allocation for Group A to equal the new maximum allowable allocation. We will then take the excess allocation from Group A (your selected allocation minus the new maximum allowable allocation) and rebalance it as follows.
  a) If your selected allocation for the combined Groups B and X is less than the new maximum allowable allocation for these groups, the new required allocation will be equal to your selected allocation for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We will then apply any remaining excess allocation from Group A to Group Y.
  b) If your selected allocation for the combined Groups B and X is greater than or equal to the new maximum allowable allocation for these groups, then we will decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take any excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for Groups B and
X. We will then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option group.


NOTE: WE WILL NEVER REALLOCATE MORE CONTRACT VALUE TO GROUP A THAN YOUR SELECTED ALLOCATION INSTRUCTIONS SPECIFY. HOWEVER, WE MAY REALLOCATE MORE CONTRACT VALUE TO THE COMBINED GROUPS B AND X THAN YOUR ALLOCATION INSTRUCTIONS SPECIFY IF WE REMOVE EXCESS CONTRACT VALUE FROM GROUP A.

REBALANCING CALCULATION WITHIN THE INVESTMENT OPTION GROUPS
Within the Investment Option groups, the rebalancing calculation formula is:
  a x (b / c)
  where:
     a =The required group allocation on the current Quarterly Anniversary.
     b =The required allocation for each Investment Option as of the Business
       Day immediately preceding the current Quarterly Anniversary.
     c =The required group allocation as of the Business Day immediately preceding the current Quarterly Anniversary.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Because the allocation to each Investment Option must be a whole number, we will round your required allocation to the nearest whole percentage. Transfers of Contract Value between Investment Options will not change the current required allocation for each Investment Option. In order to change the current required allocation when you make a transfer, you must also change your future allocation instructions (see section 2, Purchase - Allocation of Purchase Payments). Any change you make to your future allocation instructions must comply with the current maximum allowable allocations. We will then treat your future allocation instructions as your required allocation until the earlier of the next Quarterly Anniversary, or the Business Day we process any new allocation instructions.


NOTE:

o IT IS POSSIBLE THAT WE MAY MOVE ALL OF YOUR CONTRACT VALUE OUT OF ONE OR
  MORE OR YOUR SELECTED INVESTMENT OPTIONS DUE TO THE PASSAGE OF TIME AND/OR AS CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU WILL BE NOTIFIED BY TRANSACTION CONFIRMATION OF ANY CHANGE TO YOUR SELECTED ALLOCATION IN THE INVESTMENT OPTION GROUPS. IN ORDER TO CHANGE YOUR SELECTED INVESTMENT OPTION ALLOCATION AFTER NOTIFICATION, YOU MUST CHANGE YOUR ALLOCATION INSTRUCTIONS. YOUR NEW ALLOCATION INSTRUCTIONS ARE SUBJECT TO THE CURRENT INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS.
o UNLESS YOU RESET THE INITIAL TARGET VALUE DATE, THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN GROUP A, AND THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X WILL NEVER INCREASE, REGARDLESS OF CONTRACT VALUE PERFORMANCE.
o IF YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWABLE AMOUNT OF CONTRACT VALUE
  TO THE INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER REALLOCATIONS OF YOUR CONTRACT VALUE IN THESE GROUPS DUE TO THE PASSAGE OF TIME AND/OR AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU CAN NEVER ALLOCATE MORE THAN 30% OF YOUR CONTRACT VALUE TO
  INVESTMENT OPTION GROUP A, OR MORE THAN 95% OF YOUR CONTRACT VALUE TO INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o WE CANNOT REQUIRE YOU TO HAVE LESS THAN 5% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION GROUP A, NOR CAN WE REQUIRE YOU TO HAVE LESS THAN 35% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o INVESTMENT OPTION GROUP Y HAS NO MAXIMUM LIMIT ON THE PERCENTAGE OF
  CONTRACT VALUE YOU CAN ALLOCATE TO IT.
o THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN
  DECREASE AS THE NUMBER OF YEARS UNTIL THE INITIAL TARGET VALUE DATE DECREASES AND AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES. WE LIMIT THE AMOUNT BY WHICH THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN DECREASE IN ANY TWELVE-MONTH PERIOD. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.

EXAMPLES OF QUARTERLY REBALANCING
This example shows how we apply quarterly rebalancing under the Target Date 10 Benefit. We are demonstrating significant losses in your Contract Value in order to illustrate the most possible changes over a short period of time. This may not be an accurate reflection of your actual performance.

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Target Date 10 Benefit at issue and you select the twelfth Contract Anniversary as your initial Target Value Date. Your initial Target Value is equal to your initial Purchase Payment of $100,000. You make no additional Purchase Payments, withdrawals, or transfers and you do not change your selected allocations after the Issue Date.
o On the Issue Date, you have twelve complete Contract Years until the initial Target Value Date, and the Contract Value is equal to the Target Value. On the Issue Date, the maximum allowable allocation of Contract Value to the Investment Options in Group A is 30%, and to the combined Groups A, B, and X it is 95%. The minimum required allocation for Group Y is 5% of Contract Value. You choose to allocate 75% of your Contract Value to the combined Groups A, B and X (with 25% to Group A, and 50% to the combined Groups B and
  X) and 25% of your Contract Value to Group Y. You allocate your Contract Value to the Investment Options as follows.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                    INVESTMENT OPTION GROUP CONTRACT VALUE ALLOCATED TO EACH INVESTMENT OPTION
Investment Option 1            A                                   15%
Investment Option 2            A                                   10%
Investment Option 3            B                                   20%
Investment Option 4            B                                   15%
Investment Option 5            X                                   15%
Investment Option 6            Y                                   25%

o During the first two Contract Years you experience the following performance.

QUARTERLY   CONTRACT   TARGET  CONTRACT   YEARS   MAXIMUM ALLOWED NEW MAXIMUM    NEW MAXIMUM      REQUIRED    REQUIRED    REQUIRED
ANNIVERSARY   VALUE    VALUE   VALUE AS   UNTIL         IN         ALLOWABLE      ALLOWABLE      ALLOCATION  ALLOCATION  ALLOCATION
                                A % OF   INITIAL  COMBINEDGROUPS  ALLOCATION    ALLOCATION FOR       FOR         FOR         FOR
                                TARGET    TARGET  A, B AND X PER      FOR          GROUP A         GROUP A    COMBINED     GROUP Y
                                 VALUE    VALUE       TABLE 2      COMBINED                                    GROUPS
                                           DATE                     GROUPS                                     B AND X
                                                                  A, B AND X
Issue Date  $100,000  $100,000   100%       12          95%           95%            30%             25%         50%         25%
1st         $ 87,000  $100,000    87%       12          85%           85%            25%             25%         50%         25%
2nd         $ 93,000  $100,000    93%       12          90%           85%            25%             25%         50%         25%
3rd         $ 73,000  $100,000    73%       12          75%           80%            25%             25%         50%         25%
4th         $ 89,000  $100,000    89%       11          85%           80%            25%             25%         50%         25%
5th         $ 79,000  $100,000    79%       11          75%           75%            20%             20%         55%         25%
6th         $ 73,000  $100,000    73%       11          70%           70%            20%             20%         50%         30%

o On the first Quarterly Anniversary, your Contract Value has declined to 87% of the Target Value ($87,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 85% (the lesser of the current maximum allowable allocation (95%), or the maximum allowable allocation from Table 2 (85%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 25% and the table would indicate the new minimum required allocation for Group Y has increased to 15%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the second Quarterly Anniversary, your Contract Value has increased to 93% of the Target Value ($93,000 / $100,000). Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 90%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (90%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the third Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X would now decrease to 75% (the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (75%)). However the maximum allowable allocation for the combined Groups A, B, and X cannot decrease by more than 15% in any twelve-month period. Because the maximum allowable allocation for the combined Groups A, B, and X was 95% one year ago, the new maximum allowable allocation for the combined Groups A, B, and X is 80%. According to Table 3, the new maximum allowable allocation for Group A remains at 25% and the table would indicate the new minimum required allocation for Group Y has increased to 20%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o On the fourth Quarterly Anniversary, your Contract Value has increased to 89% of the Target Value ($89,000 / $100,000). The fourth Quarterly Anniversary is also the first Contract Anniversary and there is now eleven complete Contract Years until the initial Target Value Date. Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 85%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (85%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the fifth Quarterly Anniversary, your Contract Value has declined to 79% of the Target Value ($79,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 75% (the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (75%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 20%, and the new minimum required allocation for Group Y has increased to 25%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has increased to 55% (the new maximum allowable allocation for the combined Groups A, B and X (75%), less the new required allocation for Group A (20%)). Because your selected allocation for Groups B and X (50%) is less than the new maximum allowable allocation (55%), we will remove the 5% excess allocation from Group A and apply it to the combined Groups B and X. The new required allocation for Groups B and X is 55%. Because we were able to apply all the excess allocation from Group A to the combined Groups B and X, the required allocation for Group Y is equal to your selected allocation. We will then rebalance your Contract Value within the Investment Options as follows.

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION ALLOCATION AFTER THE QUARTERLY REBALANCING
                                                 [A X (B / C)*
Investment Option 1            A              = 20% x (15% / 25%)                      12%
Investment Option 2            A              = 20% x (10% / 25%)                       8%
Investment Option 3            B              = 55% x (20% / 50%)                      22%
Investment Option 4            B              = 55% x (15% / 50%)                      17%
Investment Option 5            X              = 55% x (15% / 50%)                      16%
Investment Option 6            Y              = 25% x (25% / 25%)                      25%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.

o On the sixth Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 70% (the lesser of the current maximum allowable allocation (75%), or the maximum allowable allocation from Table 2 (70%)). According to Table 3, the new maximum allowable allocation for Group A remains at 20%, and the new minimum required allocation for Group Y increases to 30%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for the combined Groups A, B and X is 70% (the lesser of your selected allocation for the combined Groups A, B and X (75%), or the new maximum allowable allocation (70%)). The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has decreased to 50% (the new maximum allowable allocation for the combined Groups A, B and X (70%), less the new required allocation for Group A (20%)). Because your selected allocation for the combined Groups B and X (50%) is already equal to the new maximum allowable allocation (50%), the required allocation for the combined Groups B and X is equal to your selected allocation. Instead we will remove the 5% excess allocation from Group A and apply it to Group Y. We will then rebalance your Contract Value within the Investment Options as follows.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION ALLOCATION AFTER THE QUARTERLY REBALANCING
                                                 [A X (B / C)*
Investment Option 1            A              = 20% x (12% / 20%)                      12%
Investment Option 2            A              = 20% x (8% / 20%)                        8%
Investment Option 3            B              = 50% x (22% / 55%)                      20%
Investment Option 4            B              = 50% x (17% / 55%)                      15%
Investment Option 5            X              = 50% x (16% / 55%)                      15%
Investment Option 6            Y              = 30% x (25% / 25%)                      30%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.


APPENDIX E - QUARTERLY ANNIVERSARY VALUE CALCULATION AND EXAMPLES
If your Contract includes the Quarterly Value Death Benefit and/or the Lifetime Plus Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit, we will calculate a Quarterly Anniversary Value under each of these optional benefits. While the Quarterly Anniversary Value under these benefits uses the same general formula, they could result in different amounts if you select the Quarterly Value Death Benefit at Contract issue but added the Lifetime Plus Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit to your Contract after the Issue Date. However, if you select two of these benefits on the Issue Date, then the Quarterly Anniversary Values under each optional benefit will be the same until you begin taking Lifetime Plus Payments. Once you begin taking Lifetime Plus Payments, we no longer calculate the Quarterly Anniversary Value under the Lifetime Plus Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit.

CALCULATING THE QUARTERLY ANNIVERSARY VALUE UNDER THE LIFETIME PLUS BENEFITS
We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person's 91st birthday or the Benefit Date on which Lifetime Plus Payments begin. WE NO LONGER CALCULATE THE QUARTERLY ANNIVERSARY VALUE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the Quarterly Anniversary Value will cease to exist and Lifetime Plus Payments will no longer be available to you.

If the rider effective date is the Issue Date, the Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Contract Value on that date.

On each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary, we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day after we do the following calculation. On each Quarterly Anniversary, the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

ANY WITHDRAWALS TAKEN BEFORE THE BENEFIT DATE AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

CALCULATING THE QUARTERLY ANNIVERSARY VALUE UNDER THE QUARTERLY VALUE DEATH BENEFIT
WE ONLY CALCULATE THE QUARTERLY ANNIVERSARY VALUE UNTIL THE BUSINESS DAY DURING WHICH WE RECEIVE, IN GOOD ORDER AT OUR SERVICE CENTER, BOTH DUE PROOF OF DEATH AND AN ELECTION OF THE DEATH BENEFIT PAYMENT OPTION.

IF YOUR CONTRACT INCLUDES THE LIFETIME PLUS BENEFIT, LIFETIME PLUS II BENEFIT, OR LIFETIME PLUS 10 BENEFIT, THEN ON AND AFTER THE BENEFIT DATE (THE DATE YOU BEGIN TO RECEIVE LIFETIME PLUS PAYMENTS) EACH LIFETIME PLUS PAYMENT,








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

CUMULATIVE WITHDRAWAL AND EXCESS WITHDRAWAL WILL REDUCE THE QUARTERLY ANNIVERSARY VALUE PROPORTIONATELY BY THE PERCENTAGE OF CONTRACT VALUE WITHDRAWN (INCLUDING ANY WITHDRAWAL CHARGE).

The Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

On each Business Day we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals include Lifetime Plus Payments, Cumulative Withdrawals and Excess Withdrawals.

On each Quarterly Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual) we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Quarterly Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual), the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

Beginning with the Quarterly Anniversary that occurs on or after the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual), we calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary.

ANY WITHDRAWALS (INCLUDING LIFETIME PLUS PAYMENTS, CUMULATIVE WITHDRAWALS AND EXCESS WITHDRAWALS) AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

EXAMPLES OF THE QUARTERLY ANNIVERSARY VALUE CALCULATIONS
This example shows how we calculate the Quarterly Anniversary Value under the Quarterly Value Death Benefit, Lifetime Plus Benefit, Lifetime Plus II Benefit, or Lifetime Plus 10 Benefit.

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Lifetime Plus II Benefit and the Quarterly Value Death Benefit at issue. You are the only Owner, the sole Covered Person, and are age 69 or younger on the Issue Date. You make no additional Purchase Payments.

                                      CONTRACT VALUE QUARTERLY ANNIVERSARY VALUE
On the Issue Date                           $100,000          $100,000
End of 1st Quarter, 1st Contract Year      $  98,000          $100,000
End of 2nd Quarter, 1st Contract Year       $102,000          $102,000
End of 3rd Quarter, 1st Contract Year       $104,000          $104,000
1st Contract Anniversary                    $103,000          $104,000
End of 1st Quarter, 2nd Contract Year       $106,000          $106,000

o On the Issue Date, the Quarterly Anniversary Value is equal to total
  Purchase Payment ($100,000).
o At the end of the Contract's first Quarter, the Contract Value had decreased to $98,000, which is less than the previous Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was not increased.
o At the end of the Contract's second Quarter, the Contract Value had increased to $102,000, which is greater than the previous Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.
o At the end of the Contract's third Quarter, the Contract Value had increased to $104,000, which is greater than the previous Quarterly Anniversary Value ($102,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.
o At the first Contract Anniversary, the Contract Value had decreased to $103,000, which is less than the previous Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was not increased.
o At the end of the first Quarter of the second Contract Year, the Contract Value had increased to $106,000, which is greater than the previous Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE QUARTERLY ANNIVERSARY VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal (including the withdrawal charge) of $9,000 in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $103,000. You have not begun receiving Lifetime Plus Payments so there is no Cumulative Withdrawal Value at this time.
  The Quarterly Anniversary Value will be adjusted for the partial withdrawal as follows:
     The previous Quarterly Anniversary Value....................$104,000.00
     Reduced proportionately by the percentage of Contract Value withdrawn ($9,000 / $103,000) =  0.08738 x $104,000 = -
       9,087.38.............................................................
  The Quarterly Anniversary Value after the partial withdrawal$
     94,912.62..............................................................
o This Quarterly Anniversary Value will remain in effect until at least the next Quarterly Anniversary unless you take another partial withdrawal.
o All withdrawals, including those made under the free withdrawal privilege, Lifetime Plus Payments, Cumulative Withdrawals or Excess Withdrawals will reduce the Quarterly Anniversary Value in exactly the same manner, which is proportionately based on the percentage of Contract Value withdrawn (including any withdrawal charge).


APPENDIX F - CALCULATIONS AND EXAMPLES OF THE 5% ANNUAL INCREASE AND ENHANCED 10-YEAR VALUE UNDER THE LIFETIME PLUS BENEFIT


The Lifetime Plus Benefit was available before January 26, 2009, but is no longer available.


CALCULATING THE 5% ANNUAL INCREASE
We only calculate the 5% Annual Increase before the older Covered Person's 91st birthday and before you exercise the Lifetime Plus Benefit or take a Full Annuitization. WE NO LONGER CALCULATE THE 5% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not exercised the Lifetime Plus Benefit before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the 5% Annual Increase will cease to exist and the Lifetime Plus Benefit will no longer be available to you.

If you selected the Lifetime Plus Benefit at issue, the 5% Annual Increase on the Issue Date is the Purchase Payments received on the Issue Date. If you selected the Lifetime Plus Benefit after issue, or upon a reset of the 5% Annual Increase, the 5% Annual Increase on the rider effective date or reset anniversary is equal to the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day before the tenth Contract Anniversary (or, if applicable, the tenth Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable) we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary before the tenth Contract Anniversary (or, if applicable, the tenth Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable) we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

On the first Contract Anniversary (or, if applicable, the first Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable), the 5% Annual Increase is equal to the following:
  b + [1.05 x (a - b)]
  where:
     a =The 5% Annual Increase as of the immediately preceding Business Day.
     b =Purchase Payments* received during the last Contract Year. However, if you selected the Lifetime Plus Benefit at issue and you did not reset the 5% Annual Increase, we will exclude any Purchase Payments received within 90 days of the Issue Date.

On the second through ninth Contract Anniversaries (or, if applicable, on the second through ninth Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable), the 5% Annual Increase is equal to the following.
  d + [1.05 x (c - d + (0.05 x e))]
  where:
     c =The 5% Annual Increase as of the immediately preceding Business Day.
     d =Purchase Payments* received during the last Contract Year.
     e =Purchase Payments* received during the Contract Year that began two years ago. However, if you selected the Lifetime Plus Benefit at issue and did not reset the 5% Annual Increase, then on the second Contract Anniversary we may exclude any Purchase Payments received within 90 days of the Issue Date.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

On each Business Day on or after the tenth Contract Anniversary (or, if applicable, on or after the tenth Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable) the 5% Annual Increase is equal to the Enhanced 10-Year Value and THE 5% ANNUAL INCREASE WILL NEVER EXCEED THE ENHANCED 10-YEAR VALUE.

CALCULATING THE ENHANCED 10-YEAR VALUE
We only calculate the Enhanced 10-Year Value before the older Covered Person's 91st birthday and before you exercise the Lifetime Plus Benefit or take a Full Annuitization. WE NO LONGER CALCULATE THE ENHANCED 10-YEAR VALUE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not exercised the Lifetime Plus Benefit before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the Enhanced 10-Year Value will cease to exist and the Lifetime Plus Benefit will no longer be available to you.


If you selected the Lifetime Plus Benefit at issue and you do not reset the 5% Annual Increase, then the Enhanced 10-Year Value on the Issue Date is two times the Purchase Payments received on the Issue Date. If you selected the Lifetime Plus Benefit after issue or if you reset the 5% Annual Increase, then the Enhanced 10-Year Value on the rider effective date or reset anniversary, as applicable, is two times the Contract Value as of the rider effective date or reset anniversary, as applicable.


On each Business Day, we increase the Enhanced 10-Year Value by the amount of any additional Purchase Payments received that day, and we reduce the Enhanced 10-Year Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).


If you selected the Lifetime Plus Benefit at issue and do not reset the 5% Annual Increase, then on the first Contract Anniversary the Enhanced 10-Year Value is equal to the following.
o The Enhanced 10-Year Value as of the immediately preceding Business Day.
o Plus any Purchase Payments* received within 90 days of the Issue Date excluding the payment received on the Issue Date.
o Plus any additional Purchase Payments received on the first Contract Anniversary.
o Reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn on the first Contract Anniversary (including any withdrawal charge).


On the second through tenth Contract Anniversaries (or, if applicable, on the first through tenth Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable) we calculate the Enhanced 10-Year Value in the same way that we do on each Business Day other than a Contract Anniversary.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

On the eleventh and later Contract Anniversaries of the Issue Date (or, if applicable, on the eleventh and later Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable) the Enhanced 10-Year Value is equal to the following.
o The Enhanced 10-Year Value as of the immediately preceding Business Day.
o Plus any Purchase Payments* received during the Contract Year that began eleven years ago. If you selected the Lifetime Plus Benefit at issue and did not reset the 5% Annual Increase, then on the eleventh Contract Anniversary only we exclude Purchase Payments received within 90 days of the Issue Date.
o Plus any additional Purchase Payments received on the current Contract Anniversary.
o Reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn on the current Contract Anniversary (including any withdrawal charge).

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

ANY WITHDRAWALS TAKEN BEFORE YOU EXERCISE THE LIFETIME PLUS BENEFIT AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE 5% ANNUAL INCREASE AND THE ENHANCED 10-YEAR VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the 5% Annual Increase and the Enhanced 10-Year Value, we will deduct more than the amount withdrawn and/or annuitized from the 5% Annual Increase and the Enhanced 10-Year Value.

If you reset the 5% Annual Increase, we will change the M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life) to equal the additional M&E charge that is in effect for a newly issued Contract as of the reset anniversary if this amount differs from the current M&E charge on your Contract.


EXAMPLES OF THE 5% ANNUAL INCREASE AND THE ENHANCED 10-YEAR VALUE CALCULATION
o You purchased a Contract with the Lifetime Plus Benefit. You made an initial Purchase Payment of $50,000 on the Issue Date. You made a second Purchase Payment of $50,000 during the third month of the Contract, and you made a third Purchase Payment of $50,000 during the second Contract Year.


                                                                      5% ANNUAL ENHANCED  5% ANNUAL INCREASE USED TO DETERMINE THE
                                                                      INCREASE   10-YEAR                BENEFIT BASE
                                                                                  VALUE
Issue Date                                                            $ 50,000  $100,000*                 $ 50,000
The Business Day we receive the second Purchase Payment in the third  $100,000* $150,000                  $100,000
month
First Contract Anniversary                                            $105,000  $200,000                  $105,000
The Business Day we receive the third Purchase Payment in the second  $155,000  $250,000                  $155,000
Contract Year
Second Contract Anniversary                                           $160,250  $250,000                  $160,250
Third Contract Anniversary                                            $170,888  $250,000                  $170,888
Fourth Contract Anniversary                                           $179,432  $250,000                  $179,432
Fifth Contract Anniversary                                            $188,403  $250,000                  $188,403
Sixth Contract Anniversary                                            $197,824  $250,000                  $197,824
Seventh Contract Anniversary                                          $207,715  $250,000                  $207,715
Eighth Contract Anniversary                                           $218,101  $250,000                  $218,101
Ninth Contract Anniversary                                            $229,006  $250,000                  $229,006
Tenth Contract Anniversary                                            $240,456  $250,000                  $250,000
11th Contract Anniversary                                                       $250,000                  $250,000
12th Contract Anniversary                                                       $300,000                  $300,000

* This value includes all Purchase Payments received in the first 90 days of the Issue Date and is doubled on the 10th anniversary for purposes of the Enhanced 10-Year Value.


o On the Issue Date, the 5% Annual Increase is equal to the Purchase
  Payment received on the Issue Date ($50,000) and the Enhanced 10-Year Value is equal to twice the Purchase Payment received on the Issue Date (2 x $50,000 = $100,000).







The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o During the third month, on the Business Day we receive the second
  Purchase Payment, we add that payment to both the 5% Annual Increase ($50,000 + $50,000 = $100,000) and the Enhanced 10-Year Value ($100,000 + $50,000 =
  $150,000).

o On the first Contract Anniversary we apply the 5% compounding to the 5% Annual Increase. Since all Purchase Payments were received within 90 days of the Issue Date, the 5% compounding applies to the entire 5% Annual Increase amount (1.05 x $100,000 = $105,000) and we add the second Purchase Payment to the Enhanced 10-Year Value again, thereby doubling that payment ($150,000 + $50,000 = $200,000).

o During the second Contract Year, on the Business Day we receive the third Purchase Payment, we add that payment to both the 5% Annual Increase ($105,000 + $50,000 = $155,000) and the Enhanced 10-Year Value ($200,000 +
  $50,000 = $250,000).

o On the second Contract Anniversary we apply the 5% compounding to the 5% Annual Increase. However, since we have not had the third Purchase Payment for an entire Contract Year, we do not apply the 5% compounding to the third Purchase Payment ((1.05 x ($155,000 - $50,000)) + $50,000 = $160,250). In
  addition, we will not double the third Purchase Payment under the Enhanced 10-Year Value until we have had it for ten full Contract Years, so the Enhanced 10-Year Value remains at $250,000 on the second Contract Anniversary.

o On the third Contract Anniversary we apply the 5% compounding to the 5%
  Annual Increase. Because we have had the third Purchase Payment for one full Contract Year we now apply 5% compounding to the payment for both the third Contract Anniversary and the second Contract Anniversary (1.05 x ($160,250 + (0.05 x $50,000)) = $170,888). The Enhanced 10-Year Value remains unchanged on the third Contract Anniversary.

o On the fourth through ninth Contract Anniversaries we apply the 5% compounding to the 5% Annual Increase. The Enhanced 10-Year Value remains unchanged during this period because it has been less than ten full Contract Years since we received the third Purchase Payment. On each of these Contract Anniversaries the 5% Annual Increase does not exceed the Enhanced 10-Year Value.
o On the tenth Contract Anniversary the 5% Annual Increase is equal to the Enhanced 10-Year Value ($250,000).
o On the 12th Contract Anniversary we have now had the third Purchase
  Payment for ten full Contract Years, so we add the third payment to the Enhanced 10-Year Value again, thereby doubling that payment ($250,000 + $50,000 = $300,000).


EXAMPLE OF THE EFFECT OF A LARGE ADDITIONAL PURCHASE PAYMENT ON THE ENHANCED 10-YEAR VALUE
This example is intended to show why, if you make a large additional Purchase Payment to the Contract, you may be able to access a higher Benefit Base under one of the other available Lifetime Plus Benefits if you instead apply the Purchase Payment to a new Contract.

Assume you purchased a contract with the Lifetime Plus Benefit. You made an initial Purchase Payment of $100,000 on the Issue Date and you make a second Purchase Payment of $100,000 during the second Contract Year and you do not reset the 5% Annual Increase. On the tenth Contract Anniversary the Enhanced 10-Year Value would be $300,000 (twice the initial Purchase Payment, plus the second Purchase Payment; we would not yet have doubled the second payment because we have not had it for ten full Contract Years) and we guarantee that the Benefit Base used to calculate Lifetime Plus Payments as of the tenth Contract Anniversary would be at least $300,000.

Suppose instead you purchased one Contract with the Lifetime Plus Benefit with an initial Purchase Payment of $100,000. Two years later you purchase a second Contract with the Lifetime Plus II Benefit with an initial Purchase Payment of $100,000 instead of applying this $100,000 to the first Contract as an additional payment. On the tenth Contract Anniversary after you purchased the first Contract the 5% Annual Increase would equal $200,000 (the Enhanced 10-Year Value) for that Contract and the Enhanced 5% Annual Increase on the second Contract would be $147,746 ($100,000 compounded by 5% for eight years, assuming no automatic resets of the Enhanced 5% Annual Increase occurred). We guarantee that the total Benefit Base for both Contracts at this time would be at least $347,746, which is more than would have been available to you if you had made two Purchase Payments to one single Contract. However, if you waited until the 12th Contract Anniversary after you made the first Purchase Payment the total combined 5% Annual Increase and Enhanced 5% Annual Increase under both scenarios would be $400,000 because we would have all the Purchase Payments for at least ten full Contract Years and the payments would, therefore, have doubled.







The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX G - CALCULATIONS AND EXAMPLES OF THE HIGHEST ANNUAL INCREASE UNDER THE
   LIFETIME PLUS II BENEFIT
On each Contract Anniversary before the older Covered Person's 81st birthday and before the Benefit Date or the date you take a Full Annuitization, we automatically reset the Enhanced 5% Annual Increase if twice the Contract Value is greater than the most recently established Enhanced 10-Year Value plus all Purchase Payments received within the previous ten Contract Years, but received on or after the most recent reset anniversary, excluding Purchase Payments received within 90 days of the Issue Date.

If we automatically reset your Enhanced 5% Annual Increase, we will establish an additional Enhanced 5% Annual Increase on the reset anniversary equal to the Contract Value as of the reset anniversary and we will establish an additional Enhanced 10-Year Value on the reset anniversary equal to twice the Contract Value as of the reset anniversary.

All previously established Enhanced 5% Annual Increases and Enhanced 10-Year Values continue to be calculated and are used in determining the Highest Annual Increase.
CALCULATING THE ENHANCED 5% ANNUAL INCREASE
We only calculate Enhanced 5% Annual Increases during the Accumulation Phase and before the older Covered Person's 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. WE NO LONGER CALCULATE ENHANCED 5% ANNUAL INCREASES BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the Enhanced 5% Annual Increases will cease to exist and Lifetime Plus Payments will no longer be available to you.

If you select the Lifetime Plus II Benefit at issue, the Enhanced 5% Annual Increase established on the Issue Date is the Purchase Payment received on the Issue Date. If you select the Lifetime Plus II Benefit after issue, or upon a reset of the Enhanced 5% Annual Increase, the Enhanced 5% Annual Increase established on the rider effective date or reset anniversary is equal to the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day before the tenth Contract Anniversary (or, if applicable, the tenth Contract Anniversary that occurs after the rider effective date or the reset anniversary, as applicable) we increase each Enhanced 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce each Enhanced 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary on or before the tenth Contract Anniversary (or, if applicable, the tenth Contract Anniversary that occurs after the rider effective date or the reset anniversary, as applicable) we process any increase or decrease to each Enhanced 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary (or, if applicable, the first Contract Anniversary that occurs after the rider effective date or the reset anniversary, as applicable), each Enhanced 5% Annual Increase is equal to the following:
  b + [ 1.05 x (a - b) ]
  where:
  a =the Enhanced 5% Annual Increase as of the immediately preceding Business
     Day, and
  b =Purchase Payments* received during the last Contract Year. If the rider effective date is the Issue Date and you did not receive an automatic reset of the Enhanced 5% Annual Increase, then we will exclude any Purchase Payments received within 90 days of the Issue Date.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.





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                         supplemented January 26, 2009


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                                      116



On the second through ninth Contract Anniversaries (or, if applicable, on the second through ninth Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable), each Enhanced 5% Annual Increase is equal to the following.
  d + [ 1.05 x (c - d + (0.05 x e)) ]
  where:
  c =the Enhanced 5% Annual Increase as of the immediately preceding Business
     Day,
  d =Purchase Payments* received during the last Contract Year, and e =Purchase Payments* received during the Contract Year that began two years ago. However, if you selected the Lifetime Plus II Benefit at issue and you did not receive an automatic reset of the Enhanced 5% Annual Increase, then on the second Contract Anniversary we will exclude any Purchase Payments received within 90 days of the Issue Date.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

If the Rider Effective Date is the Issue Date, then on each Business Day on or after the tenth Contract Anniversary of the Issue Date the Enhanced 5% Annual Increase is equal to the Enhanced 10-Year Value that was established on the same date.

If the Rider Effective Date occurs after the Issue Date, then on each Business Day on or after the tenth Contract Anniversary of the Rider Effective Date the Enhanced 5% Annual Increase is equal to the Enhanced 10-Year Value that was established on the same date.

If an automatic reset has occurred, then on each Business Day on or after the tenth Contract Anniversary that occurs after the reset anniversary the Enhanced 5% Annual Increase is equal to the Enhanced 10-Year Value established on the same date.

EACH ENHANCED 5% ANNUAL INCREASE WILL NEVER EXCEED THE ENHANCED 10-YEAR VALUE THAT WAS ESTABLISHED ON THE SAME DATE.

CALCULATING THE ENHANCED 10-YEAR VALUE
We only calculate each Enhanced 10-Year Value during the Accumulation Phase and before the older Covered Person's 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. WE NO LONGER CALCULATE THE ENHANCED 10-YEAR VALUE BEGINNING ON THE EARLIEST OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, all previously established Enhanced 10-Year Values will cease to exist and Lifetime Plus Payments will no longer be available to you.

If you select the Lifetime Plus II Benefit at issue, the Enhanced 10-Year Value established on the Issue Date is twice the Purchase Payments received on the Issue Date. If you select the Lifetime Plus II Benefit after issue or upon a reset of the Enhanced 5% Annual Increase, then the Enhanced 10-Year Value established on the rider effective date or reset anniversary is equal to twice the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day other than a Contract Anniversary, we increase each Enhanced 10-Year Value by the amount of any additional Purchase Payments received that day, and we reduce each Enhanced 10-Year Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

If you select the Lifetime Plus II Benefit at issue, then on the first Contract Anniversary, the Enhanced 10-Year Value established on the Issue Date is equal to the following.
o Its value as of the immediately preceding Business Day.
o Plus any Purchase Payments* received within 90 days of the Issue Date excluding the payment received on the Issue Date.
o Plus any additional Purchase Payments received on the first Contract Anniversary.
o Reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn on the first Contract Anniversary (including any withdrawal charge).

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.








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                         supplemented January 26, 2009


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                                      117



On the second through tenth Contract Anniversaries (or, if applicable, on the first through tenth Contract Anniversaries that occur after the rider effective date or the reset anniversary, as applicable) we calculate each Enhanced 10-Year Value in the same way that we do on each Business Day other than a Contract Anniversary.

On the eleventh and later Contract Anniversaries (or, if applicable, on the eleventh and later Contract Anniversaries that occur after the rider effective date or the reset anniversary, as applicable) each Enhanced 10-Year Value is equal to the following.
o Its value as of the immediately preceding Business Day.
o Plus any Purchase Payments* received during the Contract Year that began eleven years ago. If you selected the Lifetime Plus II Benefit at issue, then on the eleventh Contract Anniversary only we exclude Purchase Payments received within 90 days of the Issue Date.
o Plus any additional Purchase Payments received on the current Contract Anniversary.
o Reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn on the current Contract Anniversary (including any withdrawal charge).

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

ANY WITHDRAWALS TAKEN BEFORE THE BENEFIT DATE AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE EACH ENHANCED 5% ANNUAL INCREASE AND EACH ENHANCED 10-YEAR VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than an Enhanced 5% Annual Increase and the Enhanced 10-Year Value, we will deduct more than the amount withdrawn and/or annuitized from that Enhanced 5% Annual Increase and its associated Enhanced 10-Year Value.

If there is an automatic reset of the Enhanced 5% Annual Increase, we will change the additional M&E charge for the Lifetime Plus II Benefit and payment type (single life or joint life) to equal the additional M&E charge that is in effect for a newly issued Contract as of the reset anniversary if this amount differs from the current additional M&E charge on your Contract.

THE HIGHEST ANNUAL INCREASE
The Highest Annual Increase under the Lifetime Plus II Benefit is the greatest of all the Enhanced 5% Annual Increases.

EXAMPLE OF THE HIGHEST ANNUAL INCREASE
You purchase a Contract with the Lifetime Plus II Benefit. You make an initial Purchase Payment of $50,000 on the Issue Date. You make a second Purchase Payment of $50,000 during the third month of the Contract, and you make a third Purchase Payment of $50,000 during the second Contract Year. The Contract Value on the first Contract Anniversary is $104,000 and the Contract Value on the second Contract Anniversary is $162,000.

                                INITIAL   INITIAL  FIRST RESET OF THE  FIRST RESET  SECOND RESET OF THE   SECOND RESET  HIGHEST
                               ENHANCED  ENHANCED  ENHANCED 5% ANNUAL    OF THE     ENHANCED  5% ANNUAL      OF THE      ANNUAL
                               5% ANNUAL  10-YEAR       INCREASE      ENHANCED 10-        INCREASE        ENHANCED 10-  INCREASE
                               INCREASE    VALUE                       YEAR VALUE                          YEAR VALUE
Issue Date                     $ 50,000  $100,000*                                                                      $ 50,000
Immediately after Purchase     $100,000* $150,000                                                                       $100,000
Payment in third month
First Contract Anniversary     $105,000  $200,000       $104,000        $208,000                                        $105,000
Immediately after Purchase     $155,000  $250,000       $154,000        $258,000                                        $155,000
Payment in second Contract
Year
Contract Anniversary 2         $160,250  $250,000       $159,200        $258,000          $162,000          $324,000    $162,000
Contract Anniversary 3         $170,888  $250,000       $169,785        $258,000          $172,725          $324,000    $172,725
Contract Anniversary 4         $179,432  $250,000       $178,274        $258,000          $181,361          $324,000    $181,361
Contract Anniversary 5         $188,403  $250,000       $187,188        $258,000          $190,429          $324,000    $190,429
Contract Anniversary 6         $197,824  $250,000       $196,547        $258,000          $199,951          $324,000    $199,951
Contract Anniversary 7         $207,715  $250,000       $206,375        $258,000          $209,948          $324,000    $209,948
Contract Anniversary 8         $218,101  $250,000       $216,693        $258,000          $220,446          $324,000    $220,446
Contract Anniversary 9         $229,006  $250,000       $227,528        $258,000          $231,468          $324,000    $231,468
Contract Anniversary 10        $250,000  $250,000       $238,905        $258,000          $243,041          $324,000    $250,000
Contract Anniversary 11        $250,000  $250,000       $258,000        $258,000          $255,193          $324,000    $258,000
Contract Anniversary 12        $300,000  $300,000       $308,000        $308,000          $374,000          $374,000    $374,000

* This value includes all Purchase Payments received in the first 90 days of the Issue Date and is doubled on the tenth Contract Anniversary for purposes of the Enhanced 10-Year Value.

o On the Issue Date, the initial Enhanced 5% Annual Increase is equal to the Purchase Payment received on the Issue Date ($50,000). The initial Enhanced 10-Year Value is equal to two times the Purchase Payment received on the Issue Date ($100,000 = 2 x $50,000).
o During the third month, on the Business Day we receive the additional
  Purchase Payment, we add that payment to both the initial Enhanced 5% Annual Increase ($100,000 = $50,000 + $50,000) and the initial Enhanced 10-Year Value ($150,000 = $100,000 + $50,000).
o On the first Contract Anniversary, we compound the initial Enhanced 5%
  Annual Increase by 5%. Since all Purchase Payments were received within 90 days of the Issue Date, the 5% compounding applies to the entire initial Enhanced 5% Annual Increase ($105,000 = 1.05 x $100,000). And, since all Purchase Payments were received within 90 days of the Issue Date, the additional Purchase Payment is also added to the initial Enhanced 10-Year Value, effectively doubling it ($200,000 = $150,000 + $50,000).
o On each Contract Anniversary, we will automatically generate a new
  "reset" Enhanced 5% Annual Increase if twice the Contract Value plus all Purchase Payments received within the previous ten Contract Years (not including Purchase Payments received within 90 days of the Issue Date) is greater than the most recently established Enhanced 10-Year Value.
o On the first Contract Anniversary, the Contract Value ($104,000 ) is less than the initial Enhanced 5% Annual Increase ($105,000), however, twice the Contract Value ($208,000 = 2 x $104,000) is greater than the initial Enhanced 10-Year Value ($200,000). Therefore, an automatic reset will occur and the first reset Enhanced 5% Annual Increase will start at the first Contract Anniversary. It will equal the Contract Value ($104,000) and the first reset Enhanced 10-Year Value will be twice the Contract Value ($208,000).




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                                      118



o The last column shows the Highest Annual Increase which is the maximum of the Enhanced 5% Annual Increase values and represents the amount that will be used to determine the Benefit Base. For example, even though there was an automatic reset on the first Contract Anniversary that established the first reset Enhanced 5% Annual Increase amount of $104,000, the Highest Annual Increase is equal to the initial Enhanced 5% Annual Increase amount of $105,000. The Highest Annual Increase amount shown for the first Contract Anniversary in this example shows how the Lifetime Plus II Benefit preserves the initial Enhanced 5% Annual Increase and each of the reset Enhanced 5% Annual Increases to ensure the greatest amount is used to determine the Benefit Base.
o During the second Contract Year, on the Business Day we receive the additional Purchase Payment, we add that payment to the initial Enhanced 5% Annual Increase ($155,000 = $105,000 + $50,000), the Enhanced 10-Year Value ($250,000 = $200,000 + $50,000), the first reset Enhanced 5% Annual Increase ($154,000 = $104,000 + $50,000), and the first reset Enhanced 10-Year Value ($258,000 = $208,000 + $50,000).
o On the second Contract Anniversary, an automatic reset occurs and we establish the second reset Enhanced 5% Annual Increase because twice the Contract Value plus the amount of the third additional Purchase Payment ($374,000 = $324,000 + $50,000) is greater than both the initial Enhanced 10-Year Value ($250,000) and the first reset Enhanced 10-Year Value ($258,000). The second reset Enhanced 5% Annual Increase will equal the Contract Value ($162,000) and the second reset Enhanced 10-Year Value will be twice the Contract Value ($324,000).
o On the second Contract Anniversary, the initial Enhanced 5% Annual
  Increase is also compounded by 5%. However, since we have not had the most recent Purchase Payment for at least one Contract Year we will not apply the 5% compounding to that Purchase Payment ($160,250 = 1.05 x ($155,000 - $50,000) + $50,000). The initial Enhanced 10-Year Value is unchanged. Similarly, the first reset Enhanced 5% Annual Increase ($159,200 = 1.05 x ($154,000 - $50,000) + $50,000) and the first reset Enhanced 10-Year Value remain unchanged.
o On the third Contract Anniversary, the initial Enhanced 5% Annual
  Increase is compounded by 5%. We have had the most recent Purchase Payment for at least one Contract Year so we will apply 5% compounding to that Purchase Payment for both the current Contract Anniversary and the previous Contract Anniversary. The initial Enhanced 5% Annual Increase on the third Contract Anniversary will be $170,888 (1.05 x ($162,250 + (0.05 x $50,000))). We calculate the first reset Enhanced 5% Annual Increase and the second reset Enhanced 5% Annual Increase the same way resulting in $169,785 and $172,725 respectively. All of the Enhanced 10-Year Values on the third Contract Anniversary are unchanged.
o Starting with the fourth Contract Anniversary, because there are no additional Purchase Payments, we compound the full value of each Enhanced 5% Annual Increase by 5% on each Contract Anniversary until the tenth Contract Anniversary following the Issue Date or reset anniversary, as applicable, after which the Enhanced 5% Annual Increase is equal to the Enhanced 10-Year Value established on the same date.
o The Enhanced 10-Year Values do not double the third Purchase Payment until the tenth Contract Anniversary after we receive it. In this example, the third Purchase Payment of $50,000 is added to each Enhanced 10-Year Value during the second Contract Year. The Enhanced 10-Year Values then remain unchanged from that point until the twelfth Contract Anniversary (the tenth Contract Anniversary after we received the third Purchase Payment) when we then double that Purchase Payment.

EXAMPLE OF THE EFFECT OF A LARGE ADDITIONAL PURCHASE PAYMENT ON THE ENHANCED 10-YEAR VALUE
This example is intended to show why, if you make a large additional Purchase Payment to the Contract, you may be able to access a higher Benefit Base under the Lifetime Plus II Benefit if you instead apply the Purchase Payment to a new Contract.

Assume you purchase a Contract with the Lifetime Plus II Benefit. You make an initial Purchase Payment of $100,000 on the Issue Date and you make a second Purchase Payment of $100,000 during the second Contract Year and there are no automatic resets of Enhanced 5% Annual Increase. On the tenth Contract Anniversary the Enhanced 10-Year Value would be $300,000 (twice the initial Purchase Payment, plus the second Purchase Payment; we would not yet have doubled the second payment because we have not had it for ten full Contract Years) and we guarantee that the Benefit Base used to calculate Lifetime Plus Payments as of the tenth Contract Anniversary would be at least $300,000.

Suppose instead you purchase one Contract with the Lifetime Plus II Benefit with an initial Purchase Payment of $100,000. Two years later you purchase a second Contract with the Lifetime Plus II Benefit with an initial Purchase Payment of $100,000 instead of applying this $100,000 to the first Contract as an additional payment. On the tenth Contract Anniversary after you purchased the first Contract the Enhanced 5% Annual Increase would equal $200,000 (the








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Enhanced 10-Year Value) for that Contract and the 5% Annual Increase on the second Contract would be $147,746 ($100,000 compounded by 5% for eight years). We guarantee that the total Benefit Base for both Contracts at this time would be at least $347,746, which is more than would have been available to you if you had made two Purchase Payments to one single Contract. However, if you waited until the 12th Contract Anniversary after you made the first Purchase Payment the total Enhanced 5% Annual Increase under both scenarios would be $400,000 because we would have all the Purchase Payments for at least ten full Contract Years and the payments would, therefore, have doubled.


APPENDIX H - CALCULATIONS AND EXAMPLE OF THE 10% ANNUAL INCREASE UNDER THE
   LIFETIME PLUS 10 BENEFIT
We only calculate the 10% Annual Increase during the Accumulation Phase and before the older Covered Person's 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. WE NO LONGER CALCULATE THE 10% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the 10% Annual Increase will cease to exist and Lifetime Plus Payments will no longer be available to you.

On each Quarterly Anniversary during the period that we calculate the 10% Annual Increase, SUBJECT TO A 20 YEAR MAXIMUM, we will apply a 2.5% simple interest increase to the Purchase Payments (or the Contract Value on the rider effective date, if applicable) on each Quarterly Anniversary. In addition, during the period that we calculate the 10% Annual Increase we also automatically reset the 10% Annual Increase to equal the Contract Value if the Contract Value is greater than the 10% Annual Increase on the Quarterly Anniversary. RESETS WILL OCCUR DURING THE ENTIRE PERIOD THAT WE CALCULATE THE 10% ANNUAL INCREASE AND ARE NOT SUBJECT TO THE 20 YEAR MAXIMUM ASSOCIATED WITH THE SIMPLE INTEREST INCREASE.

CALCULATING THE 10% ANNUAL INCREASE
If you select the Lifetime Plus 10 Benefit at issue, both the 10% Annual Increase and the increase base on the Issue Date are equal to the Purchase Payment received on the Issue Date. If you select the Lifetime Plus 10 Benefit after issue, both the 10% Annual Increase and the increase base on the rider effective date are equal to the Contract Value as of the rider effective date.

On each Business Day, we increase both the 10% Annual Increase and the increase base by the amount of any additional Purchase Payments received that day, and we reduce both the 10% Annual Increase and the increase base proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary on or before the 20th Contract Anniversary (or, if applicable, on each Quarterly Anniversary that occurs on or before the 20th anniversary of the rider effective date), the 10% Annual Increase is equal to the following:
  A + 0.025 (B - C)
  Where:
  A =The 10% Annual Increase as of the immediately preceding Business Day;
  B =The increase base as of the immediately preceding Business Day; and C =Purchase Payments* received on or after the previous Quarterly Anniversary.
     However, if you selected the Lifetime Plus 10 Benefit at issue then we exclude any Purchase Payments received within 90 days of the Issue Date on the first Quarterly Anniversary.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

We then process any increase or decrease to the 10% Annual Increase and the increase base due to a Purchase Payment received on the Quarterly Anniversary, or a Partial Annuitization or withdrawal taken on the Quarterly Anniversary. Lastly we compare the 10% Annual Increase to the current Contract Value as of the Quarterly Anniversary. If the Contract Value is greater than the 10% Annual Increase we will reset both the 10% Annual Increase and the increase base to equal the Contract Value. THESE QUARTERLY ANNIVERSARY RESETS WILL CONTINUE DURING THE ENTIRE PERIOD THAT WE CALCULATE THE 10% ANNUAL INCREASE AND ARE NOT SUBJECT TO THE 20 YEAR MAXIMUM ASSOCIATED WITH THE SIMPLE INTEREST INCREASE.





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                         supplemented January 26, 2009

EXAMPLE OF THE 10% ANNUAL INCREASE
You purchase a Contract with the Lifetime Plus 10 Benefit. You make an initial Purchase Payment of $100,000 on the Issue Date. You make a second Purchase Payment of $10,000 during the third quarter of the first Contract Year.

  QUARTERLY ANNIVERSARY    CONTRACT VALUE INCREASE BASE 2.5% QUARTERLY INCREASE 10% ANNUAL INCREASE
Issue Date                    $100,000      $100,000                                 $100,000
1st Quarterly Anniversary    $  98,327      $100,000            $2,500               $102,500
2nd Quarterly Anniversary     $102,864      $100,000            $2,500               $105,000
During the 3rd Quarter                      $110,000                                 $115,000
3rd Quarterly Anniversary     $113,732      $110,000            $2,500               $117,500
4th Quarterly Anniversary/    $115,362      $110,000            $2,750               $120,250
1st Contract Anniversary
5th Quarterly Anniversary     $127,451      $127,451                                 $127,451
6th Quarterly Anniversary    $  92,983      $127,451            $3,186               $130,638

o On the Issue Date, both the 10% Annual Increase and the increase base are equal to the Purchase Payment received on the Issue Date ($100,000).
o On the first Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 10% Annual Increase, which is: (2.5% x $100,000) + $100,000 = $2,500 + $100,000 = $102,500. The Contract Value on
  this anniversary is $98,327, which is less than the 10% Annual Increase so there is no reset.
o On the second Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 10% Annual Increase, which is: (2.5% x $100,000) + $102,500 = $2,500 + $102,500= $105,000. The Contract Value on this anniversary is $102,864, which is less than the 10% Annual Increase so there is no reset.
o During the third quarter, on the Business Day we receive the additional Purchase Payment of $10,000 we add that payment to both the increase base ($100,000 + $10,000 = $110,000) and the 10% Annual Increase ($105,000 +
  $10,000 = $115,000).
o On the third Quarterly Anniversary we apply the quarterly increase to the increase base. The quarterly increase is the increase base minus the Purchase Payment we received during the last quarter multiplied by 2.5%, or 2.5% x ($110,000 - $10,000) = $2,500. We then add the quarterly increase to the 10% Annual Increase, which is: $2,500 + $115,000 = $117,500. The Contract Value on this anniversary is $113,732, which is less than the 10% Annual Increase so there is no reset.
o On the fourth Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 10% Annual Increase, which is: (2.5% x $110,000) + $117,500 = $2,750 + $117,500= $120,250. The Contract Value on this anniversary is $115,362, which is less than the 10% Annual Increase so there is no reset.
o On the fifth Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 10% Annual Increase, which is: (2.5% x $110,000) + $120,250 = $2,750 + $120,250= $123,000. However, the Contract
  Value on this anniversary is $127,451, which is greater than the 10% Annual Increase, so we reset both the 10% Annual Increase and the increase base to equal the Contract Value of $127,451.
o On the sixth Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 10% Annual Increase, which is: (2.5% x $127,451) + $127,451 = $3,186 + $127,451 = $130,637. The Contract Value on
  this anniversary is $92,983, which is less than the 10% Annual Increase so there is no reset.
o Assuming there were no other resets, no additional Purchase Payments, and no Partial Annuitizations by the 20th Contract Anniversary (which is the 80th Quarterly Anniversary) the 10% Annual Increase would receive an additional 74 quarterly increases of $3,186 each. On the 20th Contract Anniversary the 10% Annual Increase would receive its last quarterly increase, and would be $366,401.
o On each subsequent Quarterly Anniversary the 10% Annual Increase may increase due to additional Purchase Payments, or due to resets if the Contract Value is greater than the 10% Annual Increase, but the 10% Annual Increase receives no more 2.5% quarterly increases.






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                         supplemented January 26, 2009


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                                      122




APPENDIX I - WITHDRAWAL CHARGE EXAMPLES
All of the following examples assume you purchase a Contract with an initial Purchase Payment of $100,000, you do not select the Short Withdrawal Charge Option or the Bonus Option, and you make no additional Purchase Payments. The free withdrawal privilege for each Contract Year is 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. This means at the beginning of each Contract Year, there would be $12,000 available under the free withdrawal privilege.

FULL WITHDRAWAL WHEN THE CONTRACT VALUE HAS DECLINED DUE TO A LOSS IN
  YOUR SELECTED INVESTMENT OPTIONS:
o You take a full withdrawal in the third Contract Year when the Contract
  Value is $90,000 and the withdrawal charge is 7.5%. You have taken no other withdrawals from the Contract.
o There are no Purchase Payments that are beyond the withdrawal charge period and the free withdrawal privilege does not apply upon a full withdrawal. Because this is a full withdrawal, we assess the withdrawal charge against the entire Withdrawal Charge Basis.

We calculate the withdrawal charge as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments, less any Purchase Payments withdrawn that were subject to a withdrawal charge, less any withdrawal charges = $100,000 -
  $0 - $0 = ..................................................$100,000
  Multiplied by the withdrawal charge........................x    7.5%
       ......................................................$   7,500
Therefore, we would withdraw $90,000 from the Contract and pay you $82,500 ($90,000 less the $7,500 withdrawal charge).

PARTIAL WITHDRAWAL UNDER THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY A FULL
  WITHDRAWAL:
o You take a partial withdrawal of $9,000 in the second Contract Year. The total amount available under the free withdrawal privilege at this time is $12,000. The $9,000 withdrawn is not subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis.
o You take a full withdrawal in the third Contract Year when the Contract
  Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. Because this is a full withdrawal, the free withdrawal privilege does not apply and we will assess the withdrawal charge against the entire Withdrawal Charge Basis.

We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments, less any Purchase Payments withdrawn that were
subject to a withdrawal charge, less any withdrawal charges = $100,000 -
  $0 - $0 = ..................................................$100,000
  Multiplied by the withdrawal charge........................x    7.5%
       ......................................................$   7,500
Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $82,500 ($90,000 less the $7,500 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $91,500.

PARTIAL WITHDRAWAL IN EXCESS OF THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY
  A FULL WITHDRAWAL:
o You take a partial withdrawal of $15,000 in the second Contract Year when the withdrawal charge is 8.5%. The total amount available under the free withdrawal privilege at this time is $12,000, so $3,000 of the withdrawal is subject to a withdrawal charge and will reduce the Withdrawal Charge Basis.

We calculate the withdrawal charge for the partial withdrawal as follows:
  The amount of the withdrawal that is subject to a withdrawal charge$
  3,000...............................................................
  Divided by (1 minus the withdrawal charge percentage).{divide} 0.915
  Total amount withdrawn.......................................$ 3,279
  Total withdrawal charge (amount withdrawn minus the amount requested) =
     $3,279 - $3,000 =........................................$    279
Therefore, we would withdraw $3,279 from the Contract and pay you $3,000.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o Continuing the example, assume you take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. Because this is a full withdrawal, the free withdrawal privilege does not apply and we will assess the withdrawal charge against the entire Withdrawal Charge Basis.
We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments, less any Purchase Payments withdrawn that were
subject to a withdrawal charge, less any withdrawal charges = $100,000 -
  $3,000 - $279 = .............................................$96,721
  Multiplied by the withdrawal charge..........................x  7.5%
       ........................................................$ 7,254
Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $82,746 ($90,000 less the $7,254 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $97,746.

A SERIES OF PARTIAL WITHDRAWALS UNDER THE FREE WITHDRAWAL PRIVILEGE
  FOLLOWED BY A FULL WITHDRAWAL:
o You take the maximum amount available under the free withdrawal privilege each year for five years (total distributions = $60,000). The $60,000 withdrawn is not subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis.
o In the sixth Contract Year, the Contract Value is $11,000. Although the maximum available under the free withdrawal privilege is $12,000, there is only $11,000 of Contract Value available. Assuming you withdraw the $11,000, the free withdrawal privilege will not apply because this is a full withdrawal. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. Because this is a full withdrawal, we will assess the withdrawal charge against the entire Withdrawal Charge Basis. The withdrawal charge in the sixth Contract Year is 4%.

We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments, less any Purchase Payments withdrawn that were
subject to a withdrawal charge, less any withdrawal charges = $100,000 -
  $0 - $0 = ..................................................$100,000
  Multiplied by the withdrawal charge.......................x       4%
       ......................................................$   4,000
Therefore, upon the full withdrawal, we would withdraw $11,000 from the Contract and pay you $7,000 ($11,000 less the $4,000 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $67,000.

Alternatively, the largest available partial withdrawal at this time is $9,000 as this amount would reduce the Contract Value to the minimum required Contract Value of $2,000. If instead of a full withdrawal, you take a partial withdrawal of $9,000, it will not be subject to a withdrawal charge. After two additional years, the initial Purchase Payment will be beyond its withdrawal charge period and you could then withdraw all remaining Contract Value without incurring a withdrawal charge.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

FOR SERVICE OR MORE INFORMATION
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your registered representative. Illustrations demonstrate how your Contract Value, cash surrender value and death benefits change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:
  PUBLIC REFERENCE SECTION OF THE COMMISSION
  100 F Street, NE
  Washington, DC 20549

You can contact us at:
  ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
  5701 Golden Hills Drive
  Minneapolis, MN 55416
  (800) 624-0197


If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service
Center:
  ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
  P.O. Box 561
  Minneapolis, MN 55440-0561


  (800) 624-0197


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                                   PROSPECTUS
 (VERSION 2 - dated July 17, 2008, as supplemented effective January 26, 2009 for Nevada)

                THE ALLIANZ VISION[SM] VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                      ALLIANZ LIFE[{R}] VARIABLE ACCOUNT B
                                       AND
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

FOR YOUR CONVENIENCE WE HAVE PROVIDED A GLOSSARY (SEE SECTION 13) THAT DEFINES KEY, CAPITALIZED TERMS THAT ARE USED IN THIS PROSPECTUS.


This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our) in the state of Nevada.


The Contract is a "flexible purchase payment" contract because you (the Owner) can make more than one Purchase Payment, subject to certain restrictions. The Contract is "variable" because the Contract Value and any variable Annuity Payments you receive will increase or decrease depending on the performance of the Investment Options you select (in this prospectus, the term "Investment Options" refers only to the variable Investment Options listed on the following page, and not to any fixed investment choices). The Contract is "deferred" because you do not begin receiving regular Annuity Payments immediately.


THE BASIC CONTRACT (BASE CONTRACT) offers a variety of standard features including a number of different Investment Options, multiple annuitization options, a free withdrawal privilege, and a death benefit. THE CONTRACT ALSO OFFERS OPTIONAL BENEFITS (subject to certain restrictions and availability) that are each AVAILABLE FOR AN ADDITIONAL CHARGE. You can select only one of the following optional benefits: the Bonus Option, the Short Withdrawal Charge Option, or the No Withdrawal Charge Option. You can also select either the Target Date 10 Benefit or the Lifetime Plus Benefit. The optional Quarterly Value Death Benefit is available with all other optional benefits. These optional benefits are subject to certain date and/or age restrictions for selecting and exercising the benefits. For more details and additional information, please see section 11, Selection of Optional Benefits; section 11.a, The Target Date Retirement Benefits; section 11.b, The Lifetime Plus Benefit; and section 11.c, Other Optional Benefits. ANNUITY CONTRACTS THAT CREDIT A BONUS GENERALLY HAVE HIGHER FEES AND CHARGES THAN CONTRACTS THAT DO NOT CREDIT A BONUS. THEREFORE, THE AMOUNT OF CREDIT RECEIVED UNDER THE BONUS OPTION MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH IT.


Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The table of contents of the SAI appears before the Privacy and Security Statement in this prospectus. The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

VARIABLE ANNUITY CONTRACTS ARE COMPLEX INSURANCE AND INVESTMENT VEHICLES. BEFORE YOU INVEST, BE SURE TO ASK YOUR REGISTERED REPRESENTATIVE ABOUT THE CONTRACT'S FEATURES, BENEFITS, RISKS AND FEES, AND WHETHER THE CONTRACT IS APPROPRIATE FOR YOU BASED UPON YOUR FINANCIAL SITUATION AND OBJECTIVES.


Dated: July 17, 2008, as supplemented January 26, 2009


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

We currently offer the Investment Options listed below. You can invest in up to 15 Investment Options at any one time. One or more of the Investment Options may not be available in your state. We may add, substitute or remove Investment Options in the future. WE DO NOT CURRENTLY OFFER A FIXED ACCOUNT. CONTRACTS WITH THE TARGET DATE 10 BENEFIT OR THE LIFETIME PLUS BENEFIT ARE SUBJECT TO RESTRICTIONS ON ALLOCATIONS AND TRANSFERS AMONG CERTAIN INVESTMENT OPTIONS. FOR MORE INFORMATION ON THE RESTRICTIONS, SEE THE "INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING" DISCUSSIONS IN SECTION 11.A, THE TARGET DATE RETIREMENT BENEFITS; SECTION 11.B, THE LIFETIME PLUS BENEFIT; SEE ALSO APPENDIX D.


INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

AIM
AZL[{R}] AIM International Equity Fund

BLACKROCK
AZL[{R} ]BlackRock Capital Appreciation Fund
AZL[{R}] BlackRock Growth Fund
AZL[{R}] Money Market Fund
BlackRock Global Allocation V.I. Fund

COLUMBIA
AZL[{R}] Columbia Mid Cap Value Fund
AZL[{R}] Columbia Small Cap Value Fund
AZL[{R}] Columbia Technology Fund

DAVIS
AZL[{R}] Davis NY Venture Fund
Davis VA Financial Portfolio

DREYFUS
AZL[{R}] Dreyfus Founders Equity Growth Fund
AZL[{R}] S&P 500 Index Fund
AZL[{R} ]Small Cap Stock Index Fund

FIRST TRUST
AZL[{R}] First Trust Target Double Play Fund

FRANKLIN TEMPLETON
AZL[{R}] Franklin Small Cap Value Fund
Franklin Global Communications Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Global Income Securities Fund
Templeton Growth Securities Fund

FUSION PORTFOLIOS
AZL[{R}] Fusion Balanced Fund
AZL[{R}] Fusion Growth Fund
AZL[{R}] Fusion[ ]Moderate Fund

JENNISON
AZL[{R}] Jennison 20/20 Focus Fund

JP MORGAN
AZL[{R}] JPMorgan Large Cap Equity Fund
AZL[{R}] JPMorgan U.S. Equity Fund

NICHOLAS-APPLEGATE
AZL[{R}] NACM International Fund

OPPENHEIMER CAPITAL
AZL[{R}] OCC Opportunity Fund
OpCap Mid Cap Portfolio[(1)]

OPPENHEIMER FUNDS
AZL[{R}] Oppenheimer Global Fund
AZL[{R}] Oppenheimer International Growth Fund

PIMCO
AZL[{R}] PIMCO Fundamental IndexPLUS Total Return Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn[TM] Strategy Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

SCHRODER
AZL[{R}] Schroder Emerging Markets Equity Fund
AZL[{R}] Schroder International Small Cap Fund

TARGETPLUS PORTFOLIOS
AZL TargetPLUS[SM] Balanced Fund
AZL TargetPLUS[SM] Equity Fund
AZL TargetPLUS[SM] Growth Fund
AZL TargetPLUS[SM] Moderate Fund

TURNER
AZL[{R}] Turner Quantitative Small Cap Growth Fund

VAN KAMPEN
AZL[{R}] Van Kampen Comstock Fund
AZL[{R}] Van Kampen Equity and Income Fund
AZL[{R}] Van Kampen Global Franchise Fund
AZL[{R}] Van Kampen Global Real Estate Fund
AZL[{R}] Van Kampen Growth and Income Fund
AZL[{R}] Van Kampen Mid Cap Growth Fund


(1)A fund of the Premier VIT series.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

TABLE OF CONTENTS
FEE TABLES........................5
  Contract Owner Transaction Expenses5
  Contract Owner Periodic Expenses6
  Annual Operating Expenses of the Investment Options7
  Examples........................8
1.THE VARIABLE ANNUITY CONTRACT...9
  Ownership......................10
2.PURCHASE.......................11
  Purchase Payments..............11
  Automatic Investment Plan (AIP)11
  Allocation of Purchase Payments12
  Tax-Free Section 1035 Exchanges13
  Faxed Applications.............13
  Free Look/Right to Examine.....13
  Accumulation Units/Computing the Contract Value13
3.THE ANNUITY PHASE..............14
  Income Date....................15
  Partial Annuitization..........15
  Annuity Options................16
  Annuity Payments...............17
4.INVESTMENT OPTIONS.............18
  Substitution and Limitation on Further Investments25
  Transfers......................25
  Excessive Trading and Market Timing26
  Dollar Cost Averaging (DCA) Program28
  Flexible Rebalancing...........29
  Financial Advisers - Asset Allocation Programs29
  Voting Privileges..............30
5.OUR GENERAL ACCOUNT............30
6.EXPENSES.......................30
  Mortality and Expense Risk (M&E) Charges30
  Contract Maintenance Charge....31
  Withdrawal Charge..............32
  Transfer Fee...................34
  Premium Taxes..................34
  Income Taxes...................35
  Investment Option Expenses.....35
7.TAXES..........................35
  Annuity Contracts in General...35
  Qualified Contracts............35
  Multiple Contracts.............36
  Partial 1035 Exchanges.........36
  Distributions - Non-Qualified Contracts37
  Distributions - Qualified Contracts37
  Assignments, Pledges and Gratuitous Transfers38
  Death Benefits.................39
  Withholding....................39
  Federal Estate Taxes...........39
  Generation-Skipping Transfer Tax39
  Foreign Tax Credits............39
  Annuity Purchases by Nonresident Aliens and
  Foreign Corporations...........39
  Possible Tax Law Changes.......39
  Diversification................40
  Required Distributions.........40
8.ACCESS TO YOUR MONEY...........41
  Free Withdrawal Privilege......42
  Waiver of Withdrawal Charge Benefit42
  Systematic Withdrawal Program..43
  The Minimum Distribution Program and Required Minimum Distribution (RMD)
     Payments                                                 43
  Suspension of Payments or Transfers43
9.ILLUSTRATIONS..................43
10.DEATH BENEFIT.................44
  Traditional Death Benefit......44
  Death of the Owner and/or Annuitant Under All
  Other Contracts................45
  Death Benefit Payment Options..48
11.SELECTION OF OPTIONAL BENEFITS49
  Optional Benefit Overview......49
  Replacing the Optional Benefits50
  Choosing Between the Target Date 10 Benefit and the Lifetime Plus Benefit50 11.A THE TARGET DATE RETIREMENT BENEFITS51
  Adding the Target Date 10 Benefit to Your Contract52
  Removing a Target Date Retirement Benefit from
  Your Contract..................52
  The Target Value Date..........53
  Calculating the Target Value...53
  Investment Option Allocation and Transfer Restrictions and Quarterly
     Rebalancing                                        54
  Termination of a Target Date Retirement Benefit55
11.B THE LIFETIME PLUS BENEFIT...55
  Adding the Lifetime Plus Benefit to Your Contract56
  Removing the Lifetime Plus Benefit from
  Your Contract..................57
  Who is Considered a Covered Person(s)?57
  If You Begin Receiving Lifetime Plus Payments58
  Lifetime Plus Payments.........59
  Automatic Annual Payment Increases to the
  Lifetime Plus Payments.........61
  The Benefit Base...............63
  The Quarterly Anniversary Value63
  The 5% Annual Increase Under the
  Lifetime Plus Benefit..........63
  Manual Resets of the 5% Annual Increase Under the Lifetime Plus Benefit64 Investment Option Allocation and Transfer Restrictions and Quarterly
     Rebalancing                                        65
  Taxation of Lifetime Plus Payments66
  Termination of the Lifetime Plus Benefit67


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                                       4
11.C OTHER OPTIONAL BENEFITS.....67
  Quarterly Value Death Benefit..67
  Bonus Option...................68
  Short Withdrawal Charge Option.69
  No Withdrawal Charge Option....69
12.OTHER INFORMATION.............70
  Allianz Life...................70
  The Separate Account...........70
  Distribution...................70
  Additional Credits for Certain Groups72
  Administration/Allianz Service Center72
  Legal Proceedings..............72
  Financial Statements...........73
13.GLOSSARY......................73
14.TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)76 15.PRIVACY AND SECURITY STATEMENT77
APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION79
APPENDIX B - CONDENSED FINANCIAL INFORMATION83
APPENDIX C - TARGET VALUE CALCULATION AND EXAMPLES87
  Calculating the Target Value Under the
  Target Date Retirement Benefits87
  Examples of the Target Value Calculations87
  Example of the Effect of a Partial Withdrawal
  on the Target Value............88
APPENDIX D - INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND
  QUARTERLY REBALANCING                                       89
  Determining the Maximum Allowable and Minimum Required Group Allocation91 Determining the Required Group Allocation92
  Examples of Quarterly Rebalancing93
APPENDIX E - QUARTERLY ANNIVERSARY VALUE
CALCULATION AND EXAMPLES.........96
  Calculating the Quarterly Anniversary Value Under the Lifetime Plus Benefit96 Calculating the Quarterly Anniversary Value Under the Quarterly Value Death
     Benefit                                                  96
  Examples of the Quarterly Anniversary Value
  Calculations...................97
  Example of the Effect of a Partial Withdrawal on the Quarterly Anniversary
     Value                                              98
APPENDIX F - CALCULATIONS AND EXAMPLES OF THE
5% ANNUAL INCREASE AND ENHANCED 10-YEAR VALUE UNDER THE LIFETIME PLUS BENEFIT98
  Calculating the 5% Annual Increase98
  Calculating the Enhanced 10-Year Value99
  Examples of the 5% Annual Increase and the
  Enhanced 10-Year Value Calculation100
  Example of the Effect of a Large Additional Purchase Payment on the Enhanced
     10-Year Value                                                  101
APPENDIX G - WITHDRAWAL CHARGE EXAMPLES102
FOR SERVICE OR MORE INFORMATION.104

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

FEE TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.

The first tables describe the fees and expenses that you will pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES
WITHDRAWAL CHARGE DURING THE ACCUMULATION PHASE[(1),(2)]
(as a percentage of each Purchase Payment withdrawn)


                                                                                 WITHDRAWAL CHARGE AMOUNT[
                                                                                      ]BASE CONTRACT
NUMBER OF COMPLETE YEARS SINCE WE RECEIVED YOUR PURCHASE       CONTRACT        CONTRACT WITH THE           CONTRACT WITH THE
                        PAYMENT                                WITH THE     SHORT WITHDRAWAL CHARGE       NO WITHDRAWAL CHARGE
                                                                 BONUS            OPTION[(3)]               OPTION[(3),(4)]
                                                              OPTION[(3)]
                           0                             8.5%        8.5%                        8.5%                           0%
                           1                             8.5%        8.5%                        7.5%                           0%
                           2                             7.5%        8.5%                        5.5%                           0%
                           3                             6.5%          8%                          3%                           0%
                           4                               5%          7%                          0%                           0%
                           5                               4%          6%                          0%                           0%
                           6                               3%          5%                          0%                           0%
                           7                               0%          4%                          0%                           0%
                           8                               0%          3%                          0%                           0%
                    9 years or more                        0%          0%                          0%                           0%


TRANSFER FEE[(5)]...................$25

PREMIUM TAXES[(6)]...........0% to 3.5%
(as a percentage of each Purchase Payment)


(1)The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. There is no free withdrawal privilege during the Annuity Phase or after you begin to receive Lifetime Plus Payments under the Lifetime Plus Benefit (if applicable). Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. For more details and additional information on other penalty-free withdrawal options, please see the discussion of the free withdrawal privilege and other information that appears in section 8, Access to Your Money; and section 11.b, The Lifetime Plus Benefit.
  NOTE: No withdrawal charge applies if you select the No Withdrawal Charge Option at Contract issue. For more details and additional information, please see the discussion that appears in section 11.c, Other Optional Benefits - No Withdrawal Charge Option.
(2)The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any Purchase Payments withdrawn (excluding any penalty-free withdrawals), less any withdrawal charges.
(3)You can select only one of the following at issue for an additional M&E charge: Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. For more information, see Separate Account Annual Expenses in this section; section 11, Selection of Optional Benefits; and section 11.c, Other Optional Benefits.
(4)If you select the No Withdrawal Charge Option, you must also select either the Target Date 10 Benefit or the Lifetime Plus Benefit.
(5)The first twelve transfers in a Contract Year are free. We do not count any transfers made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for the Target Date 10 Benefit or the Lifetime Plus Benefit, against any free transfers we allow. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 6, Expenses - Transfer Fee.
(6)It is our current practice not to make deductions from the Contract to reimburse ourselves for premium taxes that we pay until the earliest of: the Income Date that you take a Full Annuitization, the date of full withdrawal, or full distribution of the death benefit. This charge varies by state. For more information, please see section 6, Expenses - Premium Taxes.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

CONTRACT OWNER PERIODIC EXPENSES
The next tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including the Investment Options' fees and expenses. The Separate Account annual expenses include the mortality and expense risk (M&E) charge.

DURING THE ACCUMULATION PHASE:

CONTRACT MAINTENANCE CHARGE[(7)]....$50
(per Contract per year)


(7)We waive this charge if the Contract Value (or Bonus Value, if applicable) is at least $100,000 at the time we are to deduct the charge. If the total Contract Value (or Bonus Value) for all your Contracts that are registered with the same social security number is at least $100,000, we waive the charge on all of your Contracts. For more information, please see section 6, Expenses
  - Contract Maintenance Charge.

SEPARATE ACCOUNT ANNUAL EXPENSES[(8)]
(the annualized rate is realized on a daily basis as a percentage of the net asset value of the Investment Option)


                                                                                          CURRENT    MAXIMUM POTENTIAL
                                                                                         M&E CHARGE     M&E CHARGE
BASE CONTRACT                                                                              1.40%           1.40%


ADDITIONAL M&E CHARGE FOR OPTIONAL BENEFITS
QUARTERLY VALUE DEATH BENEFIT[(9)]                                                         0.30%           0.30%
BONUS OPTION                                                                               ]0.30%          0.30%
(the M&E charge is assessed against the Bonus Value)[(11)
SHORT WITHDRAWAL CHARGE OPTION                                                             0.25%           0.25%
NO WITHDRAWAL CHARGE OPTION                                                                0.35%           0.35%
(also requires selection of either the Target Date 10 Benefit or Lifetime Plus Benefit)
TARGET DATE 10 BENEFIT[ (11)                                                               0.55%           0.55%
](available for selection on or after January 26, 2009)
TARGET DATE RETIREMENT BENEFIT [(11)] (no longer available)                                0.40%           0.40%
LIFETIME PLUS BENEFIT[(11)]
 SINGLE LIFETIME PLUS PAYMENTS                                                           0.70%[(12)]    1.50%[(13)]
 JOINT LIFETIME PLUS PAYMENTS                                                            0.85%[(14)]    1.65%[(15)]


                                                                                                   MAXIMUM POTENTIAL M&E CHARGE FOR
                                                                                                       A CONTRACT WITH MULTIPLE
                                                                                                          OPTIONAL BENEFITS
CONTRACT WITH THE QUARTERLY VALUE DEATH BENEFIT, THE NO WITHDRAWAL CHARGE OPTION AND THE LIFETIME               3.70%
PLUS BENEFIT (JOINT LIFETIME PLUS PAYMENTS)



The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

DURING THE ANNUITY PHASE:

CONTRACT MAINTENANCE CHARGE[(16)]...$50
(per Contract per year)

SEPARATE ACCOUNT ANNUAL EXPENSES - IF YOU REQUEST VARIABLE ANNUITY PAYMENTS (the annualized rate is realized on a daily basis as a percentage of the net asset value of the Investment Option)

M&E CHARGE[(17)]
  CONTRACT WITHOUT THE BONUS OPTION1.40%
  CONTRACT WITH THE BONUS OPTION..1.70%


(8)Some or all of the optional benefits may not be available to you; check with your registered representative. The Quarterly Value Death Benefit is available with all other optional benefits. You can select only one of the three following optional benefits at issue: Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. The additional M&E charges listed here for the optional benefits other than the Lifetime Plus Benefit apply to benefits that you select while this prospectus is in effect. Any of these benefits that you add to your Contract in the future will be subject to the additional M&E charges (both current and maximum potential) that are applicable at that time. For more information, see section 11, Selection of Optional Benefits.
(9)The additional M&E charge associated with the Quarterly Value Death Benefit will continue until the earlier of the termination of the Quarterly Value Death Benefit, or your Contract Value is reduced to zero. For more information, see section 11.c, Other Optional Benefits - Quarterly Value Death Benefit.
(10)The Bonus Value is the total Contract Value and any unvested bonus amounts.
(11)You can only select either the Target Date 10 Benefit or the Lifetime Plus Benefit. For more information, please see section 11, Selection of Optional Benefits. If you select one of these benefits, the additional expenses associated with it will continue until the earlier of its termination or your Contract Value is reduced to zero. For more information, see the discussion of the termination of the benefit in section 11.a, The Target Date Retirement Benefits and section 11.b, The Lifetime Plus Benefit.
(12)These charges currently apply if you add the benefit at/or after issue, upon a reset of the 5% Annual Increase if you remove a Covered Person, or on any fifth Benefit Anniversary if you receive an automatic increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries. For more information, please see section 11.b, The Lifetime Plus Benefit.
(13)This is the maximum charge we could impose if you add the benefit to your Contract after issue, upon a reset of the 5% Annual Increase if you remove a Covered Person, or on the fifth Benefit Anniversary if you receive an automatic increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries. For more information, please see section 11.b, The Lifetime Plus Benefit.
(14)These charges currently apply if you add the benefit at/or after issue, upon a reset of the 5% Annual Increase or on any fifth Benefit Anniversary if you receive an automatic increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries. For more information, please see section 11.b, The Lifetime Plus Benefit.
(15)This is the maximum charge we could impose if you add the benefit to your Contract after issue, upon a reset of the 5% Annual Increase or on any fifth Benefit Anniversary if you receive an automatic increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries. For more information, please see section 11.b, The Lifetime Plus Benefit.
(16)We waive the contract maintenance charge during the Annuity Phase if your Contract Value on the Income Date is at least $100,000. For more information, please see section 6, Expenses - Contract Maintenance Charge.
(17)Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you request variable Annuity Payments under a Partial Annuitization. For example, if you have a Contract with the Bonus Option and request a variable annuitization of a portion of your Contract Value, you will be assessed an annual fee of 1.70% on the portion that has been annuitized, but you may pay an annual fee of up to 3.80% on the portion that has not been annuitized. For more information, see section 3, The Annuity Phase - Partial Annuitization.


ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS
This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2007, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option's average daily net assets.

                                                                  MINIMUM MAXIMUM
Total annual Investment Option operating expenses*                 0.65%   1.96%
(including management fees, distribution or 12b-1 fees,
and other expenses) before fee waivers and expense reimbursements

* Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table and is disclosed in Appendix A. Appendix A also contains more details regarding the annual operating expenses for each of the Investment Options, including the amount and effect of any waivers and/or reimbursements.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

EXAMPLES
The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and the benefits that apply.

These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers.

You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.


 The $50 contract maintenance charge is included in the examples as a charge of 0.04% of the average daily assets invested in a subaccount for the most recent calendar year based on the total charges collected under the Contract divided by the total average net assets for the Contract. Please note that this is an average and some Owners may pay more or less than the average.


Transfer fees and deductions we make to reimburse ourselves for premium taxes that we pay may apply, but are not reflected in these examples.

For additional information, see section 6, Expenses.


If you take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.
  (a)Maximum potential charges for a Contract with the Quarterly Value Death Benefit, the No Withdrawal Charge Option, and the Lifetime Plus Benefit[(1)] (joint Lifetime Plus Payments) (which carries the highest M&E charge of 3.70%).
  (b)Current charges[ ]for a Contract with the Quarterly Value Death Benefit, the No Withdrawal Charge Option, and the Lifetime Plus Benefit (joint Lifetime Plus Payments) (which carries an M&E charge of 2.90%).
  (c)The Base Contract (which carries the lowest M&E charge of 1.40%).

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES         1 YEAR    3 YEARS   5 YEARS  10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a) $   568 a) $1,693 a) $2,804 a) $5,517
1.96% (the maximum Investment Option operating expense) b) $   490 b) $1,473 b) $2,459 b) $4,934
                                                         c) $1,193 c) $1,795 c) $2,270 c) $3,689
                                                        a) $   440 a) $1,330 a) $2,231 a) $4,534
0.65% (the minimum Investment Option operating expense) b) $   362 b) $1,100 b) $1,860 b) $3,858
                                                         c) $1,062 c) $1,405 c) $1,623 c) $2,419

If you do not take a full withdrawal or if you take a Full Annuitization[(2)] of the Contract at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES         1 YEAR    3 YEARS    5 YEARS  10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a) $   568  a) $1,693 a) $2,804 a) $5,517
1.96% (the maximum Investment Option operating expense) b) $   490  b) $1,473 b) $2,459 b) $4,934
                                                        c) $   343  c) $1,045 c) $1,770 c) $3,689
                                                        a) $   440  a) $1,330 a) $2,231 a) $4,534
0.65% (the minimum Investment Option operating expense) b) $   362  b) $1,100 b) $1,860 b) $3,858
                                                        c) $   212 c) $   655 c) $1,123 c) $2,419

(1)If you add the Lifetime Plus Benefit to your Contract after the Issue Date, upon a reset of the 5% Annual Increase, or on any fifth Benefit Anniversary if you receive an automatic annual payment increase to your Lifetime Plus Payments on the current Benefit Anniversary or any of the previous four Benefit Anniversaries, your M&E charge may be less than this amount, but it cannot be greater than this amount.
(2)Annuity Payments are generally not available until after the second Contract Anniversary in most states.


See Appendix B for condensed financial information regarding the Accumulation Unit Values (AUVs) for the highest and lowest M&E charges. See the appendix to the Statement of Additional Information regarding the AUVs for other M&E expense levels.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

1. THE VARIABLE ANNUITY CONTRACT
An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life), where you make payments to us and, in turn, we promise to make regular periodic income payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. FOR QUALIFIED CONTRACTS, THE TAX DEFERRAL IS PROVIDED THROUGH COMPLIANCE WITH SPECIALIZED TAX-QUALIFICATION RULES, AND YOU DO NOT RECEIVE ANY ADDITIONAL TAX BENEFIT BY PURCHASING THE CONTRACT. HOWEVER, THE CONTRACT MAY OFFER OTHER FEATURES THAT MEET YOUR NEEDS. ACCORDINGLY, IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSIDER PURCHASING THIS CONTRACT FOR ITS DEATH BENEFIT, ANNUITY BENEFITS AND OTHER NON-TAX DEFERRAL RELATED BENEFITS. PLEASE CONSULT A TAX ADVISER FOR INFORMATION SPECIFIC TO YOUR CIRCUMSTANCES TO DETERMINE WHETHER A QUALIFIED CONTRACT IS AN APPROPRIATE INVESTMENT FOR YOU.

The Contract has an Accumulation Phase and an Annuity Phase. You can take withdrawals from the Contract during the Accumulation Phase and, subject to certain restrictions, you can make additional Purchase Payments.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.
o The Business Day before the Income Date if you take a Full
  Annuitization.
o The Business Day we process your request for a full withdrawal.
o Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), it will terminate on the Business Day we receive in good order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the spouse of the deceased continues the Contract.

The Annuity Phase is the period during which we will make Annuity Payments from the Contract. Annuity Payments must begin on a designated date (the Income Date) that is at least two years after your Issue Date. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization. The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have terminated, as indicated in section 3, The Annuity Phase.


The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select. You cannot invest in more than 15 Investment Options at any one time. Contracts with one of the Target Date Retirement Benefits or the Lifetime Plus Benefit will be subject to restrictions on allocations and transfers into certain Investment Options (see the "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" discussion in section 11.a, The Target Date Retirement Benefits and section 11.b, The Lifetime Plus Benefit; see also Appendix D). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options.


We will not make any changes to your Contract without your permission except as may be required by law.

THE CONTRACT WILL TERMINATE WHEN:
o the Accumulation Phase has terminated,
o the Annuity Phase has terminated, and/or
o all applicable death benefit payments have been made.

STATE SPECIFIC CONTRACT RESTRICTIONS
If you purchase a Contract, it will be subject to the law of the state in which it is issued. Some of the terms of your Contract may differ from the terms of a Contract delivered in another state because of state-specific legal requirements. Areas in which there may be state-specific Contract provisions may include the following.
o The withdrawal charge schedule.
o Availability of Investment Options, Annuity Options, endorsements, and/or riders.
o Free look rights.
o Selection of certain Income Dates.
o Restrictions on your ability to make additional Purchase Payments.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o Deductions we make to reimburse ourselves for premium taxes that we pay.
o Selection of certain assumed investment rates for variable Annuity
  Payments.
o Our ability to restrict transfer rights.

If you would like information regarding state-specific Contract provisions, you should contact your registered representative or contact our Service Center at the toll free number listed at the back of this prospectus.

OWNERSHIP
OWNER
You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. You can change Owners at any time subject to our approval. However, Qualified Contracts can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any change will become effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER
A Non-Qualified Contract can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we require the signature of both Owners on any forms that are submitted to our Service Center, unless we allow otherwise.

NOTE FOR PARTIAL ANNUITIZATIONS: Partial Annuitizations are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant.

ANNUITANT
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant and you can add a joint Annuitant for the Annuity Phase if you take a Full Annuitization. You may change the Annuitant at any time before the Income Date unless the Contract is owned by a non-individual (for example, a qualified plan or trust). You cannot change the Annuitant if the Contract is owned by a non-individual, but you can add a joint Annuitant (subject to our approval) for the Annuity Phase if you take a Full Annuitization. For Qualified Contracts, the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement.

DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE IMPORTANT IMPACTS ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

PAYEE
The Payee is the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner will receive tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner unless the Contract is a Qualified Contract owned by a qualified plan. The Owner can change the Payee at any time, subject to our approval, provided that designation of a Payee is consistent with federal and state laws and regulations.

BENEFICIARY
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit will be paid to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary will be the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we will pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, for tax reasons, Joint Owners who are not spouses may not appoint any contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we will pay the death benefit to the estate of the Joint Owner who died last.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

ASSIGNMENT OF A CONTRACT
An authorized request specifying the terms of an assignment of a Contract must be provided to our Service Center and approved by us. We will not be liable for any payment made or action taken before we record the assignment. An assignment may be a taxable event. We will not be responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.


NOTE FOR CONTRACTS WITH THE LIFETIME PLUS BENEFIT: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. Exceptions to the removal of a Contract assignment may be made in order to comply with applicable law.


2. PURCHASE
PURCHASE PAYMENTS
A Purchase Payment is the money you put into the Contract. To purchase this Contract, all Owners and Annuitant(s) must be age 80 or younger on the Issue Date. The initial Purchase Payment is due on the Issue Date. The Purchase Payment requirements for this Contract are as follows.
o If you select the No Withdrawal Charge Option, the minimum initial payment we will accept is $25,000. For all other Contracts, the minimum initial payment we will accept is $10,000.
o You can make additional Purchase Payments of $50 or more during the Accumulation Phase before you begin receiving Lifetime Plus Payments under the Lifetime Plus Benefit (if applicable). In addition, if you selected one of the Target Date Retirement Benefits, you can only make additional Purchase Payments during the first three Contract Years after you added the benefit to your Contract.
o IN CERTAIN STATES, ADDITIONAL PURCHASE PAYMENTS CAN ONLY BE MADE DURING
  THE FIRST CONTRACT YEAR OR MAY BE OTHERWISE RESTRICTED. YOU ALSO CANNOT MAKE ANY ADDITIONAL PURCHASE PAYMENTS TO THE CONTRACT:
  - AFTER THE INCOME DATE THAT YOU TAKE A FULL ANNUITIZATION (INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE);
  - AFTER YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER THE LIFETIME PLUS BENEFIT; OR
  - IF YOU SELECTED ONE OF THE TARGET DATE RETIREMENT BENEFITS, ON OR AFTER THE THIRD CONTRACT ANNIVERSARY THAT OCCURS AFTER THE RIDER EFFECTIVE DATE. HOWEVER, IF YOU REMOVE THE SELECTED TARGET DATE RETIREMENT BENEFIT FROM YOUR CONTRACT, THIS RESTRICTION WILL NO LONGER APPLY.
o The maximum total amount we will accept without our prior approval is $1 million (including amounts already invested in other Allianz Life variable annuities).
PURCHASE PAYMENTS TO QUALIFIED CONTRACTS MUST NOT BE GREATER THAN ALLOWED UNDER FEDERAL LAW AND MUST BE FROM EARNED INCOME OR A QUALIFIED TRANSFER. PURCHASE PAYMENTS TO QUALIFIED CONTRACTS OTHER THAN FROM A QUALIFIED TRANSFER MAY BE RESTRICTED AFTER THE OWNER REACHES AGE 70 1/2.


We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment.

AUTOMATIC INVESTMENT PLAN (AIP)
The AIP is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $50. You may stop or change the AIP at any time you want. We must be notified by the first of the month in order to stop or change the AIP for that month. If the AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions. The AIP is not available if the Qualified Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.








The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

IF YOU SELECTED ONE OF THE TARGET DATE RETIREMENT BENEFITS, YOU CAN ONLY PARTICIPATE IN THE AIP DURING THE FIRST THREE CONTRACT YEARS AFTER YOU ADD THE BENEFIT TO YOUR CONTRACT. IN ADDITION, THE AIP WILL NO LONGER BE AVAILABLE TO YOU AFTER THE INCOME DATE ON WHICH YOU TAKE A FULL ANNUITIZATION, OR AFTER THE BENEFIT DATE ON WHICH YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER THE LIFETIME PLUS BENEFIT.

ALLOCATION OF PURCHASE PAYMENTS
We do not currently accept allocation instructions from you via email, website, or other electronic communications. This service may be available to you in the future. When you purchase a Contract, we will allocate your initial Purchase Payment to the Investment Options you selected according to your instructions. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Options will not change the allocation instructions for any future additional Purchase Payments. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them according to your most recent allocation instructions. If you selected one of the Target Date Retirement Benefits, we will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we will instead allocate any additional Purchase Payments according to the current required allocation. (For more information, please see "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" in section 11.a, The Target Date Retirement Benefits; see also Appendix D.) In addition, if you select the Lifetime Plus Benefit, your allocation instructions must always comply with the restrictions that are set out in section 11.b, The Lifetime Plus Benefit.


You may provide us with new allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center. The new allocation instructions will be effective for Purchase Payments received on or after the Business Day we receive your notice or instructions in good order at our Service Center. If you change your allocation instructions and you are participating in the automatic investment plan or the flexible rebalancing program, your allocation instructions must include directions for the plan/program.

If you select the Bonus Option, we will allocate any applicable bonus in the same way as the corresponding Purchase Payment.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we will always allow you to invest in at least five Investment Options.

Once we receive your initial Purchase Payment and the necessary information, we will issue the Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within five Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to the Contract within one Business Day. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment and/or application to your registered representative, we will not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be "received" when it is received at our Service Center regardless of how or when you made the payment.

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide information about you or your Contract to government regulators. In addition, we may be required to block an Owner's Contract and thereby refuse to pay any request for transfers, withdrawals, Lifetime Plus Payments, surrenders, or death benefits until instructions are received from the appropriate regulator.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

TAX-FREE SECTION 1035 EXCHANGES
Subject to certain restrictions, you can make a "tax-free" exchange under
Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all or a portion of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
o you might have to pay a withdrawal charge on your previous contract,
o there will be a new withdrawal charge period for this Contract,
o other charges under this Contract may be higher (or lower),
o the benefits may be different, and
o you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person will generally earn a commission on each contract sale). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

FAXED APPLICATIONS
We will accept Contract applications delivered in writing and, in most states, we will accept applications via fax. It is important that you verify that we have received any faxed application you send. We are not liable for faxed transaction requests that were sent by you but not received by us. We will treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should submit your application in writing to our Service Center. We reserve the right to discontinue or modify the faxed application privilege at any time and for any reason. We do not currently accept applications delivered via email or our website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). When you cancel the Contract within this time period, we will not assess a withdrawal charge. In most states, you will receive your Contract Value as of the day we receive your request. This may be more or less than your initial Purchase Payment. If you select the Bonus Option and cancel your Contract during the free look/right to examine period, you will forfeit your entire bonus. (See section 11.c, Other Optional Benefits - Bonus Option.) In certain states, or if you purchased this Contract as an IRA, we are required to refund your Purchase Payment (not including any bonus) less withdrawals if you decide to cancel your Contract within the free look period. In these instances, if you cancel your Contract you will receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund the Purchase Payment, we reserve the right to allocate your initial Purchase Payment (and any bonus if you select the Bonus Option) to the AZL Money Market Fund until the expiration of the free look period. At the end of that period, we will re-allocate your money as you selected. If we are required to refund the Purchase Payments and you cancel your Contract or we reject your application, you will receive the greater of Purchase Payments less withdrawals or Contract Value, regardless of how your Purchase Payments were allocated. For Owners in California age 60 or older, we are required to allocate your money to the AZL Money Market Fund during the free look period unless you specify otherwise on the appropriate form. The free look provision under the Contract is also called the right to examine.

ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE
The Contract Value (or Bonus Value, if you select the Bonus Option) in the subaccounts will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value (or Bonus Value) will also be affected by the charges of the Contract. In order to keep track of the total value of your Contract in the Separate Account, we use a measurement called an Accumulation Unit. If you request variable Annuity Payments during the Annuity Phase of the Contract, we call this measurement an Annuity Unit.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

When we receive a Purchase Payment, we credit your Contract with Accumulation Units for the Purchase Payment (and any bonus, if applicable) at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day will receive the next Business Day's price. The Purchase Payments and bonus you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit to your Contract by dividing the amount of the Purchase Payment and bonus allocated to a subaccount by the value of the corresponding Accumulation Unit.

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:
o dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount at the end of the immediately preceding previous Business Day,
o adding any applicable dividends or capital gains, and
o multiplying this result by one minus the amount of the Separate Account annual expenses for the current Business Day, and any additional calendar days since the immediately preceding Business Day, and any charges for taxes.

We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate the total value of your Contract in the Separate Account by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary will reflect the number and value of the Accumulation Units at the end of the previous Business Day.)

EXAMPLE
o On Wednesday, we receive at our Service Center an additional Purchase
  Payment of $3,000 from you before the end of the Business Day.
o When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on the Investment Option you chose is $13.25.
We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with
226.41509 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day's price.


3. THE ANNUITY PHASE
You can apply your Contract Value to regular periodic income payments (Annuity Payments). A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments. The Payee will receive the Annuity Payments. You will receive tax reporting on those payments, however, whether or not you are the Payee. We may require proof of the Annuitant(s)'age before making any life contingent Annuity Payment. If the age or gender of the Annuitant(s) have been misstated, the amount payable will be the amount that would have been provided at the true age or gender.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOU HAVE NOT REDUCED YOUR CONTRACT VALUE TO ZERO. At our discretion, we may extend the maximum permitted Income Date subject to the requirements of applicable law. The maximum permitted Income Date may vary depending on the broker/dealer you purchase your Contract through and your state of residence. UPON FULL ANNUITIZATION YOU WILL NO LONGER HAVE A CONTRACT VALUE, OR ANY BENEFITS OR BENEFIT INCREASES BASED ON CONTRACT VALUE. IN ADDITION, THE DEATH BENEFIT WILL TERMINATE AND ANY PERIODIC WITHDRAWAL OR INCOME PAYMENTS OTHER THAN ANNUITY PAYMENTS WILL STOP. You will not be required to take a Full Annuitization on the maximum permitted Income Date if your Contract Value has been reduced to zero. On the maximum permitted Income Date, if your Contract Value is greater than zero, we base Annuity Payments on your Contract Value. If you have not selected an Annuity Option we will make payments under the default option described in the "Annuity Payments" discussion of this section. In addition, if you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, you will instead receive the greater of the following. However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or
o the current annual maximum Lifetime Plus Payment available to you.


For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 3 based on the Contract Value; or
o the current annual maximum Lifetime Plus Payment available to you.


INCOME DATE
The Income Date is the date Annuity Payments will begin. Your Income Date is specified in your Contract as the maximum permitted date allowed for your Contract, which is the first day of the calendar month following the later of:
a) the Annuitant's 90th birthday, or b) ten years from the Issue Date. This limitation may not apply when the Contract is issued to a charitable remainder trust. You can make an authorized request for a different Income Date after the Issue Date, however, any such request is subject to our approval. Your Income Date must be the first day of a calendar month and must be at least two years after the Issue Date. The Income Date will never be later than what is permitted under applicable law. An earlier Income Date may be required to satisfy minimum required distribution rules under certain Qualified Contracts.

PARTIAL ANNUITIZATION
PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO EVERYONE. THERE CAN BE ONLY ONE OWNER, THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT.


You can take Partial Annuitizations after the second Contract Anniversary. However, if your Contract includes the Lifetime Plus Benefit, you cannot take a Partial Annuitization after you begin receiving Lifetime Plus Payments. Partial Annuitizations are also not available after you take a Full Annuitization. If you take a Full Annuitization, the Accumulation Phase of the Contract will end.


You can take one Partial Annuitization every 12 months. THE MAXIMUM NUMBER OF ANNUITIZATIONS WE ALLOW AT ANY ONE TIME IS FIVE. We do not allow you to allocate additional Contract Value to an existing stream of Annuity Payments. You also cannot transfer any amounts allocated to a stream of Annuity Payments to any other portion of the Contract. If you have four Partial Annuitizations and you would like to take a fifth, you must take a Full Annuitization and apply the entire remaining Contract Value to Annuity Payments, and the Accumulation Phase of the Contract will end. The amounts you apply to a Partial Annuitization and Annuity Payments we make under a Partial Annuitization are not subject to the withdrawal charge.


A Partial Annuitization will decrease the Contract Value, the Withdrawal Charge Basis, and the death benefit. A Partial Annuitization will also decrease the Benefit Base for Contracts with the Lifetime Plus Benefit, and it will decrease the Target Value for Contracts with one of the Target Date Retirement Benefits. This will decrease the amounts available for withdrawals, Lifetime Plus Payments, additional Annuity Payments, and payment of the death benefit. For more information, see section 11.a, The Target Date Retirement Benefits; section 11.b, The Lifetime Plus Benefit; and section 6, Expenses - Withdrawal Charge. See also the discussion of the death benefit that applies to your Contract in section 10, Death Benefit or section 11.c, Other Optional Benefits - Quarterly Value Death Benefit.


FOR TAX PURPOSES, ANNUITY PAYMENTS WE MAKE UNDER A PARTIAL ANNUITIZATION WILL BE TREATED AS PARTIAL WITHDRAWALS AND NOT AS ANNUITY PAYMENTS. However, once the entire Contract Value has been reduced to zero, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes. If you take a Partial Annuitization(s) and subsequently take a full withdrawal of the entire remaining Contract Value, all Annuity Payments we make on or after the Business Day you take the withdrawal, should be treated as annuity payments (and not withdrawals) for tax purposes.

If the Annuity Payments we make are treated as withdrawals (and not annuity payments) for tax purposes, under Non-Qualified Contracts, any gains in the entire Contract will be considered to be distributed before Purchase Payments and will be subject to ordinary income tax. For Qualified Contracts, in most cases, the entire Annuity Payment we make under a Partial Annuitization will be subject to ordinary income taxes. If any Owner is younger than age 59 1/2, the taxable portion of the Annuity Payments we make under a Partial Annuitization may also be subject to a 10% federal penalty tax.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Partial Annuitizations may also affect the tax treatment of any future Annuity Payments. We may also make deductions to reimburse ourselves for premium taxes that we pay from partially annuitized amounts. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING A PARTIAL ANNUITIZATION.

ANNUITY OPTIONS
You can choose one of the income plans (Annuity Options) described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments will usually be lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. For example, the guaranteed initial monthly fixed payout rates under Annuity Option 4 with a guarantee period of 20 years or more are the lowest fixed rates we offer, and the guaranteed initial monthly fixed payout rates under Annuity Option 1 are the highest fixed rates we offer. Annuity Payments will also be lower if you request Annuity Payments at an early age (for example, when the Annuitant is age 50) as opposed to waiting until the Annuitant is older (for example, when the Annuitant is age 70).

OPTION 1. LIFE ANNUITY. We will make Annuity Payments during the life of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

OPTION 2. LIFE ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we will make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the Annuitant's death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of the Annuitant's death and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. We will make Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments will stop with the last payment that is due before the last surviving joint Annuitant's death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments will continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant's death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

OPTION 5. REFUND LIFE ANNUITY. We will make Annuity Payments during the lifetime of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund will equal the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Annuity Payments, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}
where:
  (A) =Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant's death is received at our Service Center.
  (B)  =The amount applied to variable Annuity Payments on the Income Date.
  (C) =Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant's death is received at our Service Center.
  (D) =The number of Annuity Units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant's death is received at our Service Center.
  (E)  =Dollar value of first variable Annuity Payment.
  (F)  =Number of variable Annuity Payments made since the Income Date.

We will base this calculation upon the allocation of Annuity Units actually in force at the time due proof of the Annuitant's death is received at our Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE
o The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item "B").
o The Owner/Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item "C").
o The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is: $6.15 x ($100,000 / $1,000) = $615 (item "E").
o Assume the Annuity Unit value on the Income Date is $12, then the number of Annuity Units used in determining each Annuity Payment is: $615 / $12 =
  51.25 (item "D").
o The Owner/Annuitant dies after receiving 62 Annuity Payments (item "F") and the Annuity Unit value for the subaccount on the date the Service Center receives due proof of death is $15 (item "A").

WE CALCULATE THE REFUND AS FOLLOWS:
(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]} = 15 x {[100,000 x 1.00 x (51.25 /
615)] - [51.25 x 62]} =

15 x {[100,000 x 0.083333] - 3,177.50} = 15 x {8,333.33 - 3,177.50} = 15 x
5,155.83 = $77,337.50

ANNUITY PAYMENTS
Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Annuity Payments under Annuity Options 1-5 as:
o a variable payout,
o a fixed payout, or
o a combination of both.


If you do not choose an Annuity Option before the Income Date, we will make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments. We base Annuity Payments on your Contract Value. However, if the Income Date is the maximum permitted Income Date and you are receiving Lifetime Plus Payments, you will receive payments as indicated in the note that appears at the beginning of this section.


Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. If you choose a variable payout, you can continue to invest in up to 15 of the available


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we will base variable Annuity Payments on the investment allocations that were in place on the Income Date. Currently, it is our business practice that the initial Annuity Payment exceed $50. We will contact you to discuss alternate payment arrangements if the initial Annuity Payment would be $50 or less. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Annuity Payments than the guaranteed rates provided by your Contract.

If you choose to have any portion of the Annuity Payments based on the investment performance of the Investment Option(s), the dollar amount of the payments will depend upon the following factors.
o The Contract Value (less any deduction we make to reimburse ourselves for premium tax that we pay) on the Income Date.
o The age of the Annuitant and any joint Annuitant on the Income Date.
o The gender of the Annuitant and any joint Annuitant, where permitted.
o The Annuity Option you select.
o The assumed investment rate (AIR) you select.
o The mortality table specified in the Contract.
o The future performance of the Investment Option(s) you select.


You can choose a 3%, 5% or 7% AIR. Using a higher AIR results in a higher initial variable Annuity Payment, but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Annuity Payments will increase. Similarly, if the actual performance is less than the AIR you selected, the variable Annuity Payments will decrease.


EACH PORTION OF THE CONTRACT THAT YOU APPLY TO ANNUITY PAYMENTS WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o Under Annuity Options 1 and 3, the death of the last surviving
  Annuitant.
o Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract will terminate upon payment of the lump sum.
o Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
o Contract termination.


4. INVESTMENT OPTIONS
The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

YOU SHOULD READ THE INVESTMENT OPTIONS' PROSPECTUSES CAREFULLY. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options' prospectuses. TO OBTAIN A CURRENT PROSPECTUS FOR ANY OF THE INVESTMENT OPTIONS, CONTACT YOUR REGISTERED REPRESENTATIVE OR CALL US AT THE TOLL FREE TELEPHONE NUMBER LISTED AT THE BACK OF THIS PROSPECTUS. We will send copies of the Investment Options' prospectuses to you when we issue the Contract.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. The classes of shares currently offered by this Contract are listed in the table of annual operating expenses for each Investment Option that appears in Appendix A. For more information about share classes, see the Investment Options' prospectuses.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives and policies.

The AZL FusionPortfolios are offered by the Allianz Variable Insurance Products Fund of Funds Trust. Each of the AZL FusionPortfolios is a "fund of funds" and diversifies its assets by investing in the shares of several other affiliated mutual funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the AZL FusionPortfolios, and the AZL FusionPortfolios do not pay service fees or 12b-1 fees. The underlying funds of the AZL FusionPortfolios or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Nicholas-Applegate Capital Management, Oppenheimer Capital LLC and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.


                               INVESTMENT OPTIONS

    INVESTMENT         NAME OF     ASSET CATEGORY     OBJECTIVE(S)                          PRIMARY INVESTMENTS
MANAGEMENT COMPANY   INVESTMENT                                                          (Normal market conditions)
       AND             OPTION
ADVISER/SUBADVISER
AIM
Managed by Allianz AZL AIM         International  Long-term growth of   At least 80% of its assets in a diversified portfolio of
Investment         International       Equity     capital               international equity securities whose issuers are considered
Management         Equity Fund                                          by the fund's subadviser to have strong earnings momentum.
LLC/Investco Aim
Capital
Management, Inc.
BLACKROCK
Managed by Allianz AZL BlackRock     Large Cap    Long-term growth of   Invests at least 80% of total assets in common and preferred
Investment         Capital             Growth     capital               stock and securities convertible into common and preferred
Management         Appreciation                                         stock of mid-size and large-size companies.
LLC/BlackRock      Fund
Advisors, LLC
                   AZL BlackRock    Large Growth  Maximum long-term     Invests at least 80% of total assets in common and preferred
                   Growth Fund                    capital appreciation  stock and securities convertible into common and preferred
                                                  with minimum long-    stock of mid- and large-size companies.
                                                  term risk to
                                                  principal
Managed by Allianz AZL Money            Cash      Current income        Invests in a broad range of short-term, high quality U.S.
Investment         Market Fund       Equivalent   consistent with       dollar-denominated money market instruments, including
Management                                        stability of          government, U.S. and foreign bank, commercial and other
LLC/BlackRock                                     principal             obligations. During extended periods of low interest rates,
Institutional                                                           and due in part to contract fees and expenses, the yield of
Management                                                              the AZL Money Market Fund may also become extremely low and
Corporation                                                             possibly negative.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


                                       20

Managed by         BlackRock         Specialty    High total investment Invests in both equity and debt securities of issuers
BlackRock          Global                         return                located around the world to achieve a combination of capital
Advisors,          Allocation V.I.                                      growth and income.
LLC/BlackRock      Fund
Investment
Management, LLC
and BlackRock
Asset Management
U.K. Limited
COLUMBIA
Managed by Allianz AZL Columbia       Mid Cap     Long-term capital     Invests at least 80% of net assets in equity securities of
Investment         Mid Cap Value                  appreciation          companies that have market capitalizations in the range of
Management         Fund                                                 the companies in the Russell Midcap[{R}] Value
LLC/Columbia                                                            Index at the time of purchase that the Fund's subadviser
Management                                                              believes are undervalued and have the potential for long-
Advisors, LLC                                                           term growth.
                   AZL Columbia      Small Cap    Long-term capital     Invests at least 80% of net assets in equity securities of
                   Small Cap Value                appreciation          companies with market capitalizations in the range of the
                   Fund                                                 companies in the Russell 2000 Value Index[{R}]
                                                                        at the time of purchase that the subadviser believes are
                                                                        undervalued.
                   AZL Columbia      Specialty    Capital Appreciation  At least 80% of its total net assets in common stocks of U.S
                   Technology Fund                                      and foreign technology companies that may benefit from
                                                                        technological improvements, advancements or developments.
DAVIS
Managed by Allianz AZL Davis NY     Large Value   Long-term growth of   Invests the majority of assets in equity securities issued
Investment         Venture Fund                   capital               by large companies with market capitalizations of at least
Management                                                              $10 billion.
LLC/Davis Selected
Advisers, L.P.
Managed by Davis   Davis VA          Specialty    Long-term growth of   At least 80% of net assets in securities issued by companies
Advisors           Financial                      capital               principally engaged in the financial services sector.
                   Portfolio
DREYFUS
Managed by Allianz AZL Dreyfus      Large Growth  Long-term growth of   Primarily invests in common stocks of large, well-
Investment         Founders Equity                capital and income    established and mature companies. Normally invests at least
Management         Growth Fund                                          80% of its net assets in stocks that are included in a
LLC/Founders Asset                                                      widely recognized index of stock market performance. May
Management LLC                                                          invest in non-dividend paying companies if they offer better prospects for capital appreciation. May invest up to 30% of its total assets in foreign securities.
Managed by Allianz AZL S&P 500      Large Blend   Match total return of Normally invests in all 500 stocks in the S&P
Investment         Index Fund                     the S&P               500[{R}] in proportion to their weighting in
Management LLC/The                                500[{R}] the index.
Dreyfus
Corporation
                   AZL Small Cap     Small Cap    Match performance of  Invests in a representative sample of stocks included in the
                   Stock Index                    the S&P SmallCap 600  S&P SmallCap 600 Index{R}, and in futures whose
                   Fund                           Index{R} performance is related to the index, rather than attempt to replicate the index.
FIRST TRUST
Managed by Allianz AZL First Trust  Large Blend   Total Return          Invests primarily in common stocks of companies that are
Investment         Target Double                                        identified by a model based on an allocation of 50% in two
Management         Play Fund                                            separate strategies that seek to provide above-average total
LLC/First Trust                                                         return.
Advisors L.P.
FRANKLIN TEMPLETON
Managed by Allianz AZL Franklin      Small Cap    Long-term total       Under normal market conditions, invests at least 80% of its
Investment         Small Cap Value                return                net assets in investments of small capitalization companies
Management         Fund                                                 similar to those that comprise the Russell 2500{trademark}
LLC/Franklin                                                            Index at the time of investment.
Advisory Services,
LLC
Managed by         Franklin Global   Specialty    Capital appreciation  At least 80% of net assets in investments of communications
Franklin Advisers, Communications                 and current income    companies anywhere in the world and normally invests
Inc.               Securities Fund                                      primarily to predominantly in equity securities.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


                                       21

                   Franklin High     High-Yield   High current income   Invests primarily to predominantly in debt securities
                   Income              Bonds      with capital          offering high yield and expected total return.
                   Securities Fund                appreciation as a
                                                  secondary goal
                   Franklin Income   Specialty    Maximize income while Normally invests in debt and equity securities, including
                   Securities Fund                maintaining prospects corporate, foreign and U.S. Treasury bonds and stocks with
                                                  for capital           dividend yields the manager believes are attractive.
                                                  appreciation
Administered by    Franklin          Specialty    Capital appreciation  Invests equal portions in Class 1 shares of the Franklin
Franklin Templeton Templeton VIP      (Fund of    with income as a      Income Securities Fund, Mutual Shares Securities Fund, and
Services, LLC      Founding Funds      Funds)     secondary goal.       Templeton Growth Securities Fund.
                   Allocation Fund
Managed by         Franklin U.S.     Short-Term   Income                At least 80% of its net assets in U.S. government securities
Franklin Advisers, Government Fund     Bonds                            and normally invests primarily in fixed and variable rate
Inc.                                                                    mortgage-backed securities.
                   Franklin Zero   Intermediate-  As high an investment Normally invests at least 80% of its net assets in zero
                   Coupon Fund       Term Bonds   return as is          coupon debt securities. The fund will mature in December of
                   2010                           consistent with       2010 and will then no longer be available as an Investment capital preservation  Option under the Contract. For additional information regarding the maturity of the fund, please see the Franklin
                                                                        Zero Coupon Fund prospectus.
Managed by         Mutual          International  Capital appreciation  Invests primarily in U.S. and foreign equity securities that
Franklin Mutual    Discovery           Equity                           the manager believes are undervalued. The Fund also invests,
Advisers, LLC      Securities Fund                                      to a lesser extent, in risk arbitrage securities and
                                                                        distressed companies.
                   Mutual Shares    Large Value   Capital appreciation, Invests primarily in U.S. and foreign equity securities that
                   Securities Fund                with income as a      the manager believes are undervalued. The fund also invests,
                                                  secondary goal        to a lesser extent, in risk arbitrage securities and
                                                                        distressed companies.
Managed by         Templeton       Intermediate-  High current income,  Normally invests mainly in debt securities of governments
Franklin Advisers, Global Income     Term Bonds   consisent with        and their political subdivisions and agencies, supranational
Inc.               Securities Fund                preservation of       organizations and companies located anywhere in the world, capital, with capital including emerging markets.
                                                  appreciation as a
                                                  secondary
                                                  consideration.
Managed by         Templeton       International  Long-term capital     Normally invests primarily in equity securities of companies
Templeton Global   Growth              Equity     growth                located anywhere in the world, including those in the U.S.
Advisors Limited   Securities Fund                                      and in emerging markets.
FUSION PORTFOLIOS
Managed by Allianz AZL Fusion        A "Fund of   Long-term capital     Allocation among the underlying investments, to achieve a
Investment         Balanced Fund    Funds" Model  appreciation with     range generally from 40% to 60% of assets in equity funds
Management LLC                       Portfolio    preservation of       with the remaining balance invested in fixed income funds.
                                                  capital as an
                                                  important
                                                  consideration
                   AZL Fusion        A "Fund of   Long-term capital     Allocation among the underlying investments, to achieve a
                   Growth Fund      Funds" Model  appreciation          range generally from 70% to 90% of assets in equity funds
                                     Portfolio                          with the remaining balance invested in fixed income funds.
                   AZL Fusion        A "Fund of   Long-term capital     Allocation among the underlying investments, to achieve a
                   Moderate Fund    Funds" Model  appreciation          range generally from 55% to 75% of assets in equity funds
                                     Portfolio                          with the remaining balance invested in fixed income funds.
JENNISON
Managed by Allianz AZL Jennison     Large Blend   Long-term growth of   At least 80% of its total assets in approximately 40 (which
Investment         20/20 Focus                    capital               may range up to 45) equity and equity-related securities of
Management         Fund                                                 companies that the subadviser believes have strong capital
LLC/Jennison                                                            appreciation potential.
Associates LLC

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


                                       22

JP MORGAN
Managed by Allianz AZL JPMorgan     Large Blend   Long-term growth of   Invests at least 80% of its net assets, plus any borrowings
Investment         Large Cap                      capital               for investment purposes, primarily in equity securities of
Management LLC/    Equity Fund                                          large- and medium-capitalization U.S. companies.
J.P. Morgan
Investment
Management Inc.
                   AZL JPMorgan     Large Blend   High total return     Invests at least 80% of its net assets, plus any borrowings
                   U.S. Equity                                          for investment purposes, primarily in equity securities of
                   Fund                                                 large- and medium-capitalization U.S. companies.
NICHOLAS-APPLEGATE
Managed by Allianz AZL NACM        International  Maximum long-term     At least 80% of its net assets in securities of companies in
Investment         International       Equity     capital appreciation  developed countries located outside the U.S., represented in
Management         Fund                                                 the Morgan Stanley Capital International Europe Australasia
LLC/Nicholas-                                                           Far East ("MSCI EAFE") Index.
Applegate Capital
Management, LLC
OPPENHEIMER CAPITAL
Managed by Allianz AZL OCC           Small Cap    Capital appreciation  At least 65% of its assets in common stocks of "growth"
Investment         Opportunity                                          companies with market capitalizations of less than $2
Management LLC/    Fund                                                 billion at the time of investment.
Oppenheimer
Capital LLC
Managed by OpCap   OpCap Mid Cap      Mid Cap     Long-term capital     Invests at least 80% of its net assets in equity securities
Advisers LLC       Portfolio                      appreciation          of companies with market capitalizations between $500
                                                                        million and $15 billion at the time of purchase that the
                                                                        adviser believes are undervalued in the marketplace.
OPPENHEIMERFUNDS
Managed by Allianz AZL Oppenheimer International  Capital appreciation  Invests mainly in common stocks of mid and large-cap
Investment         Global Fund         Equity                           companies in the U.S. and foreign countries, including
Management LLC/                                                         countries with developed and emerging markets.
OppenheimerFunds,
Inc.
                   AZL Oppenheimer International  Long-term capital     Common stocks of growth companies that are domiciled outside
                   International       Equity     appreciation          the U.S. or have their primary operations outside the U.S.,
                   Growth Fund                                          including companies in emerging markets.
PIMCO
Managed by Allianz AZL PIMCO         Specialty    Exceed the total      Invests substantially all assets in derivative instruments
Investment         Fundamental                    return of the FTSE    based on the Enhanced RAFI{trademark}1000, backed by a
Management         IndexPLUS Total                RAFI{trademark}1000   portfolio of short and intermediate term fixed income
LLC/Pacific        Return Fund                    Index                 instruments.
Investment
Management Company
LLC
Managed by Pacific PIMCO VIT All     Specialty    Maximum real return   Invests in institutional class shares of the underlying
Investment         Asset Portfolio    (Fund of    consistent with       PIMCO Funds and does not invest directly in stocks or bonds
Management Company                     Funds)     preservation of real  of other issuers.
LLC                                               capital and prudent
                                                  investment management
                   PIMCO VIT         Specialty    Maximum real return   Invests in commodity linked derivative instruments backed by
                   CommodityReal                  consistent with       a portfolio of inflation-indexed securities and other fixed
                   Return[TM]                     prudent investment    income securities.
                   Strategy                       management
                   Portfolio
                   PIMCO VIT       Intermediate-  Maximum total return, At least 80% of its assets in fixed income instruments of
                   Emerging          Term Bonds   consistent with       issuers that economically are tied to countries with
                   Markets Bond                   preservation of       emerging securities markets.
                   Portfolio                      capital and prudent
                                                  investment management

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


                                       23

                   PIMCO VIT       Intermediate-  Maximum total return, At least 80% of its assets in fixed income instruments of
                   Global Bond       Term Bonds   consistent with       issuers in at least three countries (one of which may be the
                   Portfolio                      preservation of       U.S.), which may be represented by futures contracts.
                   (Unhedged)                     capital and prudent   Invests primarily in securities of issuers located in
                                                  investment management economically developed countries.
                   PIMCO VIT High    High-Yield   Maximum total return, At least 80% of assets in a diversified portfolio of high-
                   Yield Portfolio     Bonds      consistent with       yield securities (junk bonds) rated below investment grade,
                                                  preservation of       but at least Caa by Moody's or equivalently rated by S&P or
                                                  capital and prudent   Fitch. May invest up to 20% of total asets in securities
                                                  investment management denominated in foreign currencies.
                   PIMCO VIT Real  Intermediate-  Maximum real return,  At least 80% of its net assets in inflation-indexed bonds of
                   Return            Term Bonds   consistent with       varying maturities issued by the U.S. and non-U.S.
                   Portfolio                      preservation of real  governments, their agencies or instrumentalities and
                                                  capital and prudent   corporations.
                                                  investment management
                   PIMCO VIT Total Intermediate-  Maximum total return, At least 65% of total assets in a diversified portfolio of
                   Return            Term Bonds   consistent with       fixed income instruments of varying maturities.
                   Portfolio                      preservation of
                                                  capital and prudent
                                                  investment management
SCHRODER
Managed by Allianz AZL Schroder      Specialty    Capital appreciation  Invests at least 80% of its net assets in equity securities
Investment         Emerging                                             of companies that the subadviser believes to be "emerging
Management         Markets Equity                                       market" issuers. May invest remainder of assets in
LLC/Schroder       Fund                                                 securities of issuers located anywhere in the world.
Investment
Management North
America Inc.
                   AZL Schroder    International  Long-term capital     At least 80% of net assets in equity securities of small
                   International       Equity     appreciation          capitalization companies located outside the U.S. (generally
                   Small Cap Fund                                       with market capitalizations of $3.5 billion or less at the time of investment) that it believes offer the potential for capital appreciation.
TARGETPLUS PORTFOLIOS
Managed by Allianz AZL TargetPLUS      Model      Long-term capital     Invests primarily in a diversified portfolio of equity and
Investment         Balanced Fund     Portfolio    appreciation with     fixed income securities with 40% to 60% allocated to the
Management                                        preservation of       equity portfolio and the balance allocated to the fixed
LLC/First Trust                                   capital as an         income portfolio. May invest a significant portion of its
Advisors L.P. and                                 important             total assets in securities of non-U.S. companies.
Pacific Investment                                consideration
Management Company
LLC
Managed by Allianz AZL TargetPLUS      Model      Total return          Invests at least 80% of net assets in common stocks of
Investment         Equity Fund       Portfolio                          companies that are identified by a model based on an
Management                                                              allocation of 20% of fund assets in each of five separate
LLC/First Trust                                                         strategies that seek to provide above-average total return.
Advisors L.P.
Managed by Allianz AZL TargetPLUS      Model      Long-term capital     Invests primarily in a diversified portfolio of equity and
Investment         Growth Fund       Portfolio    appreciation          fixed income securities with 70% to 90% allocated to the
Management                                                              equity portfolio and the balance allocated to the fixed
LLC/First Trust                                                         income portfolio. May invest a significant portion of its
Advisors L.P. and                                                       total assets in securities of non-U.S. companies.
Pacific Investment
Management Company
LLC
                   AZL TargetPLUS      Model      Long-term capital     Invests primarily in a diversified portfolio of equity and
                   Moderate Fund     Portfolio    appreciation          fixed income securities with 55% to 75% allocated to the
                                                                        equity portfolio and the balance allocated to the fixed
                                                                        income portfolio. May invest a significant portion of its
                                                                        total assets in securities of non-U.S. companies.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


                                       24

TURNER
Managed by Allianz AZL Turner        Small Cap    Long-term growth of   At least 80% of its net assets in common stocks and other
Investment         Quantitative                   capital               equity securities of U.S. companies with small  market
Management         Small Cap                                            capitalizations that the subadviser believes, based on a
LLC/Turner         Growth Fund                                          quantitative model, have strong earnings growth potential.
Investment                                                              Small capitalization companies are defined as companies with
Partners, Inc.                                                          market capitalizations, at the time of purchase, in the
                                                                        range of companies included in the Russell[
                                                                        ]2000[{R}] Growth Index.
VAN KAMPEN
Managed by Allianz AZL Van Kampen   Large Value   Capital growth and    Invests at least 80% of net assets in common stocks with the
Investment         Comstock Fund                  income                potential for capital growth and income. May invest  up to
Management LLC/Van                                                      25% of total assets in foreign securities.
Kampen Asset
Management
                   AZL Van Kampen    Specialty    Highest possible      Invests at least 65% of its total assets in income-producing
                   Equity and                     income consistent     equity securities and also invests in investment grade
                   Income Fund                    with safety of        quality debt securities. May invest  up to 25% ot total
                                                  principal with long-  assets in foreign securities.
                                                  term growth of
                                                  capital as an
                                                  important secondary
                                                  objective
                   AZL Van Kampen  International  Long term capital     Invests primarily in a portfolio of equity securities of
                   Global              Equity     appreciation          issuers located throughout the world that it believes have,
                   Franchise Fund                                       among other things, resilient business franchises and growth potential. Normally invests at least 65% of total assets in securities of issuers from at least three different
                                                                        countries, which may include the U.S.
                   AZL Van Kampen    Specialty    Income and capital    Invests at least 80% of assets in equity securities of
                   Global Real                    appreciation          companies in the real estate industry located throughout the
                   Estate Fund                                          world, including real estate investment trusts and real
                                                                        estate operating companies established outside the U.S.
                   AZL Van Kampen   Large Value   Income and long-term  Invests at least 65% of total assets in income-producing
                   Growth and                     growth of capital     equity securities, including common stocks and convertible
                   Income Fund                                          securities; also in non-convertible preferred stocks and
                                                                        debt securities rated "investment grade." May invest  up to
                                                                        25% of total assets in foreign securities.
                   AZL Van Kampen     Mid Cap     Capital growth        At least 80% of net assets in common stocks and other equity
                   Mid Cap Growth                                       securities of mid capitalization growth companies.
                   Fund



Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option's assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.


SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS
We may substitute another Investment Option for one of the Investment Options you selected for any reason in our sole discretion. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in, or transfers to, an Investment Option if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We also may close Investment Options to allocations of Purchase Payments and/or Contract Value, at any time and at our sole discretion. The fund companies that sell shares of the Investment Options to us, pursuant to participation agreements, may terminate those agreements and discontinue offering their shares to us. To the extent required by the Investment Company Act of 1940 or other applicable law, we will not substitute any shares without notice to you and prior approval of the SEC.


TRANSFERS
CONTRACTS WITH ONE OF THE TARGET DATE RETIREMENT BENEFITS OR THE LIFETIME PLUS BENEFIT WILL BE SUBJECT TO RESTRICTIONS ON TRANSFERS INTO CERTAIN INVESTMENT OPTIONS. For more information, please see section 11.a, The Target Date Retirement Benefits and section 11.b, The Lifetime Plus Benefit; see also Appendix D.


You can make transfers among the Investment Options, subject to certain restrictions. Transfers may be subject to a transfer fee. For more information, see section 6, Expenses - Transfer Fee. We currently allow you to make as many transfers each Contract Year as you wish. We may change this practice in the future. This product is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and excessive or inappropriate transfer activity may be restricted.


The following applies to any transfer.
o The minimum amount that you can transfer is $1,000 or the entire amount in the Investment Option, if less. We waive this requirement if the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for a Target Date Retirement Benefit or the Lifetime Plus Benefit.
o We may choose not to allow you to make transfers during the free look/right to examine period.
o Your request for a transfer must clearly state:
  -  which Investment Options are involved in the transfer; and
  -  how much you wish to transfer.
o After the Income Date, you cannot make a transfer from a fixed Annuity
  Payment stream to a variable Annuity Payment stream.
o After the Income Date, you can make a transfer from a variable Annuity
  Payment stream to establish a new fixed Annuity Payment stream.
o Your right to make transfers is subject to modification if we determine, in our sole discretion, that exercise of the right by one or more Owners is, or may be, to the disadvantage of other Owners. For more information, see the "Excessive Trading and Market Timing" discussion in this section.
o Transfer instructions apply equally to the accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.
o Transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments. In addition, transfers of Contract Value between Investment Options will not change how we rebalance your Contract Value on each Quarterly Anniversary if your Contract includes one of the Target Date Retirement Benefits or the Lifetime Plus Benefit. Under these optional benefits, in order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. (For more information, please see "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" in section 11.a, The Target Date Retirement Benefits, and section 11.b, The Lifetime Plus Benefit; see also Appendix D.)


When you make a transfer request, we will process the request based on the Accumulation Unit values and/or Annuity Unit values next determined after receipt of the request in good order at our Service Center. The Accumulation Unit values and Annuity Unit values are normally determined at the end of each Business Day and any transfer request

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values and/or Annuity Unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options' prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

TELEPHONE AND OTHER ELECTRONIC TRANSFERS
You can request transfers by telephone, fax, or by website at www.allianzlife.com. We may allow you to authorize someone else to request transfers by telephone, fax, or website on your behalf. We will accept instructions from either you or a Joint Owner unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone or by website are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request submitted by telephone, website, or by fax, and to discontinue or modify the telephone, fax and/or website transfer privileges at any time and for any reason.

We do not currently accept transfer instructions from you via email or via electronic communications other than by telephone, fax, or by website. This service may be available to you in the future.

When you make a transfer request by telephone, fax, or by website, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If you or your authorized representative have not given instructions to a Service Center representative before the end of the Business Day, even if due to our delay in answering your call or a delay caused by our telephone, fax and/or computer system, we will consider the request to be received at or after the end of the current Business Day and the request will receive the next Business Day's Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our Service Center.

By authorizing transfers by telephone or website, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with telephone and website transactions that do not occur if a written request is submitted. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we will not be able to verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

EXCESSIVE TRADING AND MARKET TIMING
Your ability to make transfers under the Contract is subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
o Dilution of the interests of long-term investors in an Investment
  Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value.
o An adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely.
o Increased brokerage and administrative expenses.

In order to attempt to protect our Owners and the Investment Options from potentially disruptive trading, we have adopted certain excessive trading and market timing policies and procedures. Under our excessive trading and market


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
timing policy, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, the modifications we may apply include (but are not limited to) the following.
o Limiting the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).
o Restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).
o Requiring a minimum time period between each transfer into or out of a particular Investment Option. Our current policy, which is subject to change without notice, prohibits "round trips" with Investment Options, other than the AZL Money Market Fund and the AZL FusionPortfolios, within 14 calendar days. Round trips are transfers into and back out of a particular Investment Option, or transfers out of and back into a particular Investment Option.
o Not accepting transfer requests made on your behalf by an asset allocation and/or market timing service.
o Limiting the dollar amount of any Purchase Payment or transfer request allocated to any Investment Option at any one time.
o Imposing redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).
o Prohibiting transfers into specific Investment Options.
o Imposing other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to DETER disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners' legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners' interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.
o Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
o Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Option's shares are subject to acceptance by that Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option or allocation of a Purchase Payment to an Investment Option if the order to purchase the Investment Option's shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept transfers from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person's telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or allocations of Purchase Payments to that Investment Option. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM
The DCA program allows you to systematically transfer a set amount of money each month from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase. The DCA program may not be available in your state.

The DCA program is only available for a period of either six or 12 months. You can choose to participate in the DCA program at any time during the Accumulation Phase and you can participate in the program more than once. However, if your Contract includes the Lifetime Plus Benefit the DCA program is not available after you begin receiving Lifetime Plus Payments. You can elect either the six or 12 month program by properly completing the DCA form provided by us, and we will process your participation request after it is received in good order at our Service Center.


If you choose to participate in the DCA program at Contract issue we will apply 100% of your initial Purchase Payment to the DCA Money Market Account. If you choose to participate in the DCA program after the Issue Date you must allocate at least $1,500 of your Contract Value to the DCA Money Market Account. Each month while the program is in effect we will transfer money from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. Keep in mind that if your Contract includes one of the Target Date Retirement Benefits or the Lifetime Plus Benefit your allocation instructions must comply with the restrictions that are set out in section 11.a, The Target Date Retirement Benefits and Appendix D; or section 11.b, The Lifetime Plus Benefit. We will invest amounts that you allocate to the DCA Money Market Account in the AZL Money Market Fund. The DCA Money Market Account is subject to the same risks, fees and charges of the AZL Money Market Fund and will earn the same returns. Information on the AZL Money Market Fund can be found in section 4, Investment Options; Appendix A - Annual Operating Expenses for Each Investment Option; and in the AZL Money Market Fund prospectus that you can obtain from your registered representative or us by calling the toll free number at the back of this prospectus.



The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

All DCA transfers will be made on the tenth day of the month or the next Business Day if the tenth is not a Business Day. If we do not process your program participation request before the first day of the month, then the first DCA transfer will not occur until the tenth day of the next month. The amount that we will transfer each month is equal to the amount in the DCA Money Market Account, divided by the number of remaining transfers to be made during the program period.


Your participation in the program will end when any of the following occurs:
o the DCA program period (which is either six or 12 months) ends;
o you begin receiving Lifetime Plus Payments (on the Benefit Date) if your Contract includes one of the Lifetime Plus Benefits (5.09);
o you request to terminate the program (your request must be received at our Service Center by the first of the month to terminate that month); and
o your Contract terminates.


If you choose to terminate your participation in the DCA program, or you terminate your program by beginning to receive Lifetime Plus Payments, on the Business Day your DCA program ends we will allocate any money remaining in the DCA Money Market Account to your selected Investment Options according to your allocation instructions.

If you participate in the DCA program, there are no fees for the transfers made under this program, we do not currently count these transfers against the free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the DCA program at any time and for any reason.


FLEXIBLE REBALANCING
THE FLEXIBLE REBALANCING PROGRAM IS NOT AVAILABLE TO YOU IF YOUR CONTRACT INCLUDES ONE OF THE TARGET DATE RETIREMENT BENEFITS OR THE LIFETIME PLUS BENEFIT. THESE BENEFITS PROVIDE THEIR OWN REBALANCING PROGRAM; SEE SECTION 11.A, THE TARGET DATE RETIREMENT BENEFITS, SECTION 11.B, THE LIFETIME PLUS BENEFIT AND APPENDIX D. If you were participating in the flexible rebalancing program and subsequently add one of these optional benefits to your Contract after the Issue Date, your participation in the flexible rebalancing program will end on the rider effective date. However, if you select one of these optional benefits and subsequently remove it from your Contract, you will be able to participate in the flexible rebalancing program after the rider termination date.


You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. You can direct us to automatically readjust your balance in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers will be made on the 20th day of the month or the previous Business Day if the 20th is not a Business Day. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program, we do not currently count these transfers against any free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To participate in this program your request must be received in good order at our Service Center by the eighth of the month so that we may rebalance your account on the 20th of the month. To terminate your participation in this program, your request must also be received at our Service Center by the eighth of the month to terminate that month.

FINANCIAL ADVISERS - ASSET ALLOCATION PROGRAMS
If you have or establish a relationship with a personal financial adviser and the advisory agreement provides that you will pay all or a portion of your adviser's fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a partial withdrawal of the Contract Value to pay for the services of the financial adviser. We will treat any fee that is withdrawn as a withdrawal under the terms of this Contract. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution; it may be included in your gross income for federal tax purposes and, if any Owner is under age 59 1/2, it may be subject to a 10% federal penalty tax. If the Contract is Qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee that is charged by your adviser is in addition to the fees and expenses that apply under your Contract. We are not party to the agreement

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
you have with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.

Please note that the adviser you engage to provide advice and/or to make transfers for you is not acting on our behalf, but is acting on your behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review prior transaction history of any adviser prior to granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If an adviser is granted trading authority, that adviser is subject to the same limitations applicable to contract owners as stated above.

VOTING PRIVILEGES
We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we will obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting and because many Owners do not respond to our request for them to provide us with voting instructions, a small number of Owners may determine the outcome of the vote. Should we determine that we are no longer required to obtain your voting instructions, we will vote the shares in our own right. Only Owners have voting privileges under the Contract. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.
o You are permitted to cast votes based on the dollar value of the Investment Option's shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of Accumulation/Annuity Units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.
o We will determine the number of shares that you can vote.
o You will receive any proxy materials and a form to give us voting instructions as well as periodic reports relating to the Investment Options in which you have an interest.


5. OUR GENERAL ACCOUNT
Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

We do not currently offer any investment choices under our general account during the Accumulation Phase. Any amounts that you allocate to provide fixed Annuity Payments during the Annuity Phase become part of our general account.


6. EXPENSES
There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGES

Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Separate Account assets for the mortality and expense risk (M&E) charges. We do this as part of our calculation of the value of the Accumulation and Annuity Units. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of the Investment Option.

The Quarterly Value Death Benefit is available at issue with all other optional benefits. However, you can select ONLY ONE of the three following optional benefits at issue: Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. Once you have selected one of these three optional benefits it cannot be removed from your Contract.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

You can also select ONLY ONE of the following optional benefits either at issue or on a Contract Anniversary: Target Date 10 Benefit or Lifetime Plus Benefit. However, if you select the No Withdrawal Charge Option you MUST also select ONE of the following at issue: Target Date 10 Benefit or Lifetime Plus Benefit. The Target Date 10 Benefit is available once before the older Owner's 81st birthday. The Lifetime Plus Benefit is available once before the older Covered Person's 81st birthday.

You can also remove any of these optional benefits subject to certain restrictions. If you remove one of these optional benefits you may be able to make a ONE TIME REPLACEMENT as set out in section 11, Selection of Optional Benefits. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefits. In addition, the Lifetime Plus Benefit cannot be replaced after Lifetime Plus Payments have begun. Each of the optional benefits carries an additional M&E charge.


The amount of the current M&E charges during the Accumulation Phase is as follows.


                                                                              CURRENT M&E CHARGE
BASE CONTRACT                                                                       1.40%
ADDITIONAL M&E CHARGE FOR OPTIONAL BENEFITS[(1)]
QUARTERLY VALUE DEATH BENEFIT                                                       0.30%
BONUS OPTION                                                                        0.30%
SHORT WITHDRAWAL CHARGE OPTION                                                      0.25%
NO WITHDRAWAL CHARGE OPTION                                                         0.35%
(also requires selection of one of the following at issue:
Target Date 10 Benefit or Lifetime Plus  Benefit)
TARGET DATE 10 BENEFIT (available for selection on or after January 26, 2009)       0.55%
TARGET DATE RETIREMENT BENEFIT (no longer available)                                0.40%
LIFETIME PLUS BENEFIT:[(2)]
  SINGLE LIFETIME PLUS PAYMENTS                                                     0.70%
  JOINT LIFETIME PLUS PAYMENTS                                                      0.85%

(1)Some or all of the optional benefits may not be available to you; check with your registered representative.
(2)You select either single or joint Lifetime Plus Payments at the time you select the benefit. However, you can later change joint Lifetime Plus Payments to single Lifetime Plus Payments by removing a Covered Person. You can make this change only once. If we approve your request, we will change the M&E charge for this option to equal the M&E charge for single Lifetime Plus Payments that is in effect for a newly issued Contract as of the Contract Anniversary (or Benefit Anniversary, as applicable) after your request is received in good order at our Service Center, only if that amount differs from the current additional M&E charge on your Contract.


During the Annuity Phase, if you request variable Annuity Payments, the M&E charge on an annual basis is equal to 1.40% for Contracts without the Bonus Option, and 1.70% for Contracts with the Bonus Option. Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you take a variable Partial Annuitization.

These charges compensate us for all the insurance benefits provided by your Contract, for example:
o our contractual obligation to make Annuity Payments,
o the death, income, and withdrawal benefits under the Contract,
o certain expenses related to the Contract, and
o for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charges are sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

CONTRACT MAINTENANCE CHARGE
We deduct $50 from the Contract annually as a contract maintenance charge during the Accumulation and Annuity Phases. The charge is for the expenses associated with the administration and maintenance of the Contract. We deduct

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       32



this charge on the last day of each Contract Year and we deduct it proportionately from the Investment Options as set out in your Contract. During the Annuity Phase, we will collect a portion of the charge out of each Annuity Payment.

During the Accumulation Phase, we will not deduct this charge if the Contract Value (or Bonus Value if you select the Bonus Option) is at least $100,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus, we will determine the total value of all your Contracts. If the total Contract Value (or Bonus Value) of all Contracts registered under the same social security number is at least $100,000, we will not assess the contract maintenance charge. We also will waive this charge during the Annuity Phase if the Contract Value on the Income Date is at least $100,000. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we will deduct the full contract maintenance charge.

If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will look to the Annuitant to determine if we will assess the charge.

In some states, we are not permitted to assess the contract maintenance charge against the general account, during the Annuity Phase, or both.

WITHDRAWAL CHARGE
The Base Contract provides a seven year withdrawal charge schedule. If you select the Bonus Option or Short Withdrawal Charge Option you will have a different withdrawal charge schedule. However, if you select the No Withdrawal Charge Option, you will not be subject to a withdrawal charge.


You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if all or part of the amount withdrawn is from Purchase Payments we received within the withdrawal charge period. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge for amounts paid out as Annuity Payments, as death benefits, under the waiver of withdrawal charge benefit, or as part of a required minimum distribution payment under our minimum distribution program. We also do not assess the withdrawal charge on Lifetime Plus Payments. (For more information, see section 11.b, The Lifetime Plus Benefit and the discussions in section 8, Access to Your Money - Waiver of Withdrawal Charge Benefit and The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments.)

The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any Purchase Payments withdrawn (excluding any penalty-free withdrawals), and less any withdrawal charges. Amounts applied to Partial Annuitizations will reduce each Purchase Payment proportionately by the percentage of Contract Value you annuitize. WE DO NOT REDUCE THE WITHDRAWAL CHARGE BASIS FOR ANY PENALTY-FREE WITHDRAWALS. THIS MEANS THAT IF YOU TAKE A FULL WITHDRAWAL WHILE THE WITHDRAWAL CHARGE APPLIES, AND YOU HAVE TAKEN PENALTY-FREE WITHDRAWALS, YOU MAY BE ASSESSED A WITHDRAWAL CHARGE ON MORE THAN THE AMOUNT YOU ARE WITHDRAWING. Penalty-free withdrawals include the following amounts: Lifetime Plus Payments taken under the Lifetime Plus Benefit; withdrawals under the free withdrawal privilege; withdrawals under the waiver of withdrawal charge benefit; and any amounts paid as part of a required minimum distribution. We also do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. THIS MEANS THAT ON A FULL WITHDRAWAL, IF THE CONTRACT VALUE HAS DECLINED DUE TO POOR PERFORMANCE OF YOUR SELECTED INVESTMENT OPTIONS, THE WITHDRAWAL CHARGE MAY BE GREATER THAN THE AMOUNT AVAILABLE FOR WITHDRAWAL. BECAUSE WE ASSESS THE WITHDRAWAL CHARGE AGAINST THE WITHDRAWAL CHARGE BASIS, IN SOME INSTANCES, THE CONTRACT VALUE MAY BE POSITIVE, BUT YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. For more information please see the examples in Appendix I.


For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis and we make withdrawals from your Contract in the following order.
1.First, we withdraw any Purchase Payments that are beyond the withdrawal charge period shown in your Contract (for example, if you have a Base Contract, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.
2.Then, we withdraw any Purchase Payments that are under the free withdrawal privilege and we do not assess a withdrawal charge. However, the free withdrawal privilege is not available if you are taking a full withdrawal. For more information, see section 8, Access to Your Money - Free Withdrawal Privilege.




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                         supplemented January 26, 2009

3.Next, on a FIFO basis, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you will pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.
4.Finally, we withdraw any Contract earnings. Bonuses (if applicable) and any earnings thereon are treated as earnings under the Contract for purposes of the withdrawal charge. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received your Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

                                                                                   WITHDRAWAL CHARGE AMOUNT
 NUMBER OF COMPLETE YEARS SINCE WE RECEIVED YOUR PURCHASE  BASE CONTRACT   CONTRACT      CONTRACT WITH THE       CONTRACT WITH THE
                         PAYMENT                               CHARGE      WITH THE   SHORT WITHDRAWAL CHARGE  NO WITHDRAWAL CHARGE
                                                                             BONUS             OPTION                 OPTION
                                                                            OPTION
                            0                                   8.5%         8.5%               8.5%                    0%
                            1                                   8.5%         8.5%               7.5%                    0%
                            2                                   7.5%         8.5%               5.5%                    0%
                            3                                   6.5%          8%                 3%                     0%
                            4                                    5%           7%                 0%                     0%
                            5                                    4%           6%                 0%                     0%
                            6                                    3%           5%                 0%                     0%
                            7                                    0%           4%                 0%                     0%
                            8                                    0%           3%                 0%                     0%
                     9 years or more                             0%           0%                 0%                     0%

There is no charge under the following circumstances:
o for the Base Contract, when you withdraw a Purchase Payment that we have had for seven complete years,
o for a Contract with the Bonus Option, when you withdraw a Purchase
  Payment that we have had for nine complete years,
o for a Contract with the Short Withdrawal Charge Option, when you withdraw Purchase Payments we have had for four complete years, or
o if you have a Contract with the No Withdrawal Charge Option.
For a full withdrawal that is subject to a withdrawal charge, we will deduct the withdrawal charge as a percentage of the Withdrawal Charge Basis from the amount withdrawn. For a partial withdrawal that is subject to a withdrawal charge, the amount we deduct from your Contract will be the amount you request, plus any applicable withdrawal charge. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge from the remaining Contract Value (or Bonus Value if you select the Bonus Option) and we deduct it proportionately from the Investment Options.

EXAMPLE: You purchase a Base Contract with an initial Purchase Payment of $30,000 and make another Purchase Payment in the second Contract Year of $70,000. In the third Contact Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.

1)Purchase Payments that are beyond the withdrawal charge period. All payments are still within the withdrawal charge period so this does not apply.
2)Amounts available under the free withdrawal privilege. You have not taken any other withdrawals this year so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

3)Purchase Payments on a FIFO basis. The total amount we deduct from the first Purchase Payment is $30,000, which is subject to a 7.5% withdrawal charge, and we pay you $27,750. We determine this amount as follows:

  (AMOUNT WITHDRAWN) X (1 - WITHDRAWAL CHARGE) = THE AMOUNT YOU RECEIVE, OR:

$30,000 x 0.925 = $27,750.


  Next we determine how much we need to deduct from the second Purchase Payment. So far we have deducted $39,750 ($12,000 under the partial withdrawal privilege and $27,750 from the first Purchase Payment), so we would need to deduct $12,250 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and the withdrawal charge you pay on this amount as follows:

  (THE AMOUNT YOU RECEIVE) {divide} (1 - WITHDRAWAL CHARGE) = AMOUNT WITHDRAWN,
  OR:

$12,250 {divide} 0.915 = $13,388


4)Contract earnings. As we have already withdrawn your requested amount, this does not apply.

In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid total withdrawal charges of $3,388.

NOTE: WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND, IF TAKEN BEFORE AGE 59 1/2, MAY BE SUBJECT TO A 10% FEDERAL PENALTY TAX. FOR TAX PURPOSES, UNDER NON-QUALIFIED CONTRACTS, WITHDRAWALS ARE CONSIDERED TO HAVE COME FROM THE LAST MONEY YOU PUT INTO THE CONTRACT. THUS, FOR TAX PURPOSES, EARNINGS ARE CONSIDERED TO COME OUT FIRST.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals that will be purchasing the Contract or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a registered representative appointed with Allianz Life to any members of his or her immediate family, and the commission is waived. We require our prior approval for any reduction or elimination of the withdrawal charge.


TRANSFER FEE
You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer fee of $25 for each additional transfer. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We will deduct the transfer fee from the Investment Option from which the transfer is made. If you transfer the entire amount in the Investment Option, then we will deduct the transfer fee from the amount transferred. If you are transferring from multiple Investment Options, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionately from the Investment Options if you transfer less than the entire amount that is in the Investment Option. If the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for one of the Target Date Retirement Benefits or the Lifetime Plus Benefit, there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow. Transfer instructions apply equally to all accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract. We count transfers at the Contract level, and not by the number of portions in the Contract. For example, if you take a Partial Annuitization and your Contract is in both the Accumulation and Annuity Phases and you request a transfer, we count that as one transfer even though we will make the transfer in both portions of the Contract.


PREMIUM TAXES
Some states and other governmental entities (for example, municipalities) assess a tax (premium tax) on us based on the amount of Purchase Payments we receive from you. In some states, the tax is based on the amount applied to Annuity Payments. We are responsible for the payment of these taxes. We will make a deduction from your Contract Value equal to the amount we are required to pay for premium tax. Some of these taxes are due on the Issue Date, others are due on the Income Date. It is our current practice not to make deductions from the Contract to reimburse ourselves for the premium taxes that we pay until the earliest of the following: upon the Income Date if you take a Full Annuitization, the date of full withdrawal from the Contract, or full distribution of the death benefit. We may change this practice in the future and deduct the charge when the tax is due. Premium taxes normally range from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

INCOME TAXES
We reserve the right to deduct from the Contract any income taxes that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES
There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables and in the table of annual operating expenses for each Investment Option in Appendix A in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses will reduce the performance of the Investment Options and, therefore, will negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.


7. TAXES
NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase - Partial Annuitization. For more information on the taxation of Lifetime Plus Payments, see section 11.b, The Lifetime Plus Benefit.


ANNUITY CONTRACTS IN GENERAL
Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS
If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

We may issue the following types of Qualified Contracts.
o Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities
  (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service (IRS) has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus feature with a vesting schedule comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.
o Simplified Employee Pension (SEP) IRA. Employers may establish
  Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
o Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Distributions from a Roth IRA generally are not taxed until after the total amount distributed from the Roth IRA exceeds the amount contributed to the Roth IRA. After that, income tax and a 10% federal penalty tax may apply to distributions made: (1) before age 59 1/2 (subject to certain exceptions), or (2) during the five tax years starting with the year in which the first contribution is made to any Roth IRA.
o TSAs or 403(b) Contracts. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. As a result of changes to the regulations regarding 403(b)/TSA contracts which requires information sharing agreements between the financial organization or insurance company and employers sponsoring 403(b)/TSA plans, these plans are no longer offered with this Contract. However, that may change in the future.
o Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA contracts are not currently available under this Contract. However, that may change in the future.

QUALIFIED PLANS. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS
Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. IRS guidance also provides that

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.


DISTRIBUTIONS - NON-QUALIFIED CONTRACTS
You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs - either as a withdrawal (including, if available, Partial Annuitizations, Lifetime Plus Payments, and Excess Withdrawals) or as Annuity Payments under a Full Annuitization (including Lifetime Plus Payments on or after your Contract Value has been reduced to zero).

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments, and amounts received as a result of a Partial Annuitization are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.


If you take a Full Annuitization, different rules apply. Periodic installments scheduled to be received at regular intervals (for example, monthly) after you take a Full Annuitization should be treated as annuity payments (and not withdrawals) for tax purposes. (In this regard, we intend to make tax reporting on periodic installments scheduled to be received at regular intervals under a Partial Annuitization as annuity payments ONLY after a Contract's entire Contract Value has been applied to Annuity Payments, provided that such installments extend over a period of more than one full year from the time of the Full Annuitization. Due to the lack of guidance on whether this is the appropriate tax treatment for such payments, however, Owners should consult with a tax adviser on this issue.) After a Full Annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:
1)paid on or after you reach age 59 1/2;
2)paid after you die;
3)paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
5)paid as annuity payments under an immediate annuity; or
6)that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified, as permitted by the Code, before the later of your attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above.

DISTRIBUTIONS - QUALIFIED CONTRACTS
Section 72 of the Code governs treatment of distributions from Qualified Contracts. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:
1)distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1/2;
2)distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
4)distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
5)distributions made on account of an IRS levy upon the Qualified Contract;
6)distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you (or the Annuitant as applicable) and his or her spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
7)distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
8)distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
9)distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and
10)a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified as permitted by the Code, before the later of the Annuitant attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract.

Distributions from a Qualified Contract must commence no later than the required beginning date. For IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70 1/2. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70 1/2 or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70 1/2 or older, you should consult with a tax adviser before taking a partial withdrawal.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS
Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incidental to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee's investment in the Contract will be increased to reflect the increase in the transferor's income.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS
Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING
Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

"Eligible rollover distributions" from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a "direct rollover" from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The preceding discussion provides general information regarding federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

In Revenue Ruling 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance policies or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION
The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such provisions and modify them, as necessary, to assure that they comply with the applicable requirements.

Other rules may apply to Qualified Contracts.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       41




8. ACCESS TO YOUR MONEY
The money in the Contract is available under the following circumstances:
o by taking a withdrawal;
o by taking Lifetime Plus Payments;
o by receiving Annuity Payments; or
o when we pay a death benefit.

You can only take withdrawals during the Accumulation Phase. When you make a withdrawal request, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. The Accumulation Unit values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.

When you take a full withdrawal, we will process the withdrawal:
o based upon the number of Accumulation Units held by the Contract on that Business Day and valued at the next available daily price established after receipt in good order of the withdrawal request at our Service Center,
o less any applicable withdrawal charge,
o less any deductions we make to reimburse ourselves for premium tax that we pay, and
o less any contract maintenance charge.

See the Fee Tables and section 6, Expenses for a discussion of the charges.


Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.* WE RESERVE THE RIGHT TO TREAT A REQUEST FOR A PARTIAL WITHDRAWAL THAT WOULD REDUCE THE CONTRACT VALUE BELOW THIS MINIMUM AS A REQUEST FOR A FULL WITHDRAWAL OF THE CONTRACT. We will deduct any partial withdrawal (including any withdrawal charge) proportionately from the Investment Options. However, for partial withdrawals, you may instead provide us with instructions regarding the deduction of your Contract Value from your selected Investment Options as long as your Contract does NOT include one of the Target Date Retirement Benefits or the Lifetime Plus Benefit. You cannot take a partial withdrawal from specific Investment Options if you selected one of these optional benefits.


* These limitations do not apply to Lifetime Plus Payments, systematic withdrawals, or required minimum distributions.

If you include the Bonus Option in your Contract and there are multiple bonuses applied to the Contract, we will reduce the oldest unvested bonus first (see section 11.c, Other Optional Benefits - Bonus Option). Partial withdrawals in excess of the free withdrawal privilege (see the following discussion) will reduce unvested bonus amounts by the excess amount's percentage of the Contract Value on the day of (but before) the partial withdrawal. This percentage is determined by dividing the amount of the partial withdrawal (including any withdrawal charge) in excess of the free withdrawal privilege amount by the Contract Value.

We will pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in good order, unless the suspension of payments or transfers provision is in effect (see the "Suspension of Payments or Transfers" discussion later in this section).


Upon withdrawal, we assess the withdrawal charge against the Withdrawal Charge Basis. Penalty-free withdrawals do not reduce the Withdrawal Charge Basis, but any other withdrawals of Purchase Payments will reduce the Withdrawal Charge Basis. Penalty-free withdrawals include the following amounts: Lifetime Plus Payments under the Lifetime Plus Benefit; withdrawals under the free withdrawal privilege; withdrawals under the waiver of withdrawal charge benefit; and any amounts paid as part of a required minimum distribution. We also do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. THIS MEANS THAT IF YOU TAKE A FULL WITHDRAWAL WHILE THE WITHDRAWAL CHARGE APPLIES AND YOU HAVE TAKEN PENALTY-FREE WITHDRAWALS OR YOU HAVE HAD LOSSES IN YOUR INVESTMENT OPTIONS, YOU MAY BE ASSESSED A WITHDRAWAL CHARGE ON MORE THAN THE AMOUNT YOU ARE WITHDRAWING. IN SOME INSTANCES, YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. For more information, please see section 6, Expenses - Withdrawal Charge and the examples in Appendix I.


ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU TAKE.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       42



EXAMPLE
o You purchase a Contract with the Bonus Option and make an initial
  Purchase Payment of $100,000. We apply a bonus to your Contract of $6,000.
o You request a $50,000 partial withdrawal (not including the withdrawal charge) during the first Contract Year when the withdrawal charge is 8.5%. On the day of (but before) the partial withdrawal, your Contract Value is $110,600, the Bonus Value is $116,600, and your free withdrawal privilege is $12,000. Your bonus has not vested at all at this time (see section 11.c, Other Optional Benefits - Bonus Option).

  Calculating the total withdrawal charge:
  Amount requested that is subject to a withdrawal charge (amount requested minus the free withdrawal privilege)
  = $50,000 - $12,000 =..........................................$ 38,000.00
  Divided by (1 minus the withdrawal charge percentage) = 1 - 0.085
     ={divide} 0.915........................................................
  Total amount withdrawn that is subject to a withdrawal charge...$41,530.05 Total withdrawal charge (amount withdrawn minus the amount requested) =
     $41,530.05 - $38,000.00 =....................................$ 3,530.05
  Reducing the Contract Value:
  Contract Value on the day of (but before) the partial
     withdrawal$110,600.00..................................................
  Minus the total amount withdrawn (amount requested plus the total withdrawal charge)
  = $50,000.00 + $3,530.05 =.....................................- 53,530.05
  Contract Value after the partial withdrawal....................$ 57,069.95
  Reducing the unvested bonus:
  Amount of the unvested bonus....................................$ 6,000.00
  Multiplied by the result of the total amount withdrawn, minus the free withdrawal privilege,
  divided by the Contract Value on the day of (but before the partial withdrawal)
  = ($53,530.05 - $12,000) / $110,600 =..............................x 0.380
  Reduction in the unvested bonus due to the partial withdrawal (0.38 x
     $6,000).........................................................$ 2,280
  Unvested bonus after the partial withdrawal = $6,000 - $2,280 =....$ 3,720


FREE WITHDRAWAL PRIVILEGE
The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. THERE IS NO FREE WITHDRAWAL PRIVILEGE DURING THE ANNUITY PHASE, OR AFTER YOU BEGIN TO RECEIVE LIFETIME PLUS PAYMENTS UNDER THE LIFETIME PLUS BENEFIT (IF APPLICABLE). HOWEVER, LIFETIME PLUS PAYMENTS ARE NOT SUBJECT TO A WITHDRAWAL CHARGE. EXCESS WITHDRAWALS (INCLUDING A FULL WITHDRAWAL OF THE CONTRACT VALUE) ARE AVAILABLE WHILE YOU ARE RECEIVING LIFETIME PLUS PAYMENTS, HOWEVER, THEY ARE SUBJECT TO A WITHDRAWAL CHARGE AS SET OUT IN SECTION 6, EXPENSES - WITHDRAWAL CHARGE.

If you take a withdrawal of more than the free withdrawal privilege, the excess amount will be subject to the withdrawal charge and it will reduce the Withdrawal Charge Basis unless the excess amount is part of a penalty-free withdrawal. If you take a full withdrawal, we will assess the withdrawal charge with no reduction for the free withdrawal privilege. Amounts withdrawn under the free withdrawal privilege do not reduce the Withdrawal Charge Basis.


The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see "The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" discussion later in this section.


WAIVER OF WITHDRAWAL CHARGE BENEFIT
Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver will not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, this benefit is available if the Annuitant becomes so confined for the required period. We require proof of confinement in a form satisfactory to us before we will waive the withdrawal charge. Amounts withdrawn under this benefit do not reduce the Withdrawal Charge Basis.



The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       43



CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR DETAILS ON THE WAIVERS AVAILABLE IN NEVADA.

SYSTEMATIC WITHDRAWAL PROGRAM
If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to the withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the free withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your free withdrawal privilege amount for that Contract Year. With the exception of penalty-free withdrawals, any withdrawals in a Contract Year (including systematic withdrawals) will be subject to any applicable withdrawal charge. For more information, see section 6, Expenses - Withdrawal Charge and the "Free Withdrawal Privilege" discussion that appears earlier in this section.

All systematic withdrawals will be made on the ninth day of the month or the previous Business Day if the ninth is not a Business Day. You will not be charged additional fees for participating in or terminating this program.

ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS. YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AND THE MINIMUM DISTRIBUTION PROGRAM AT THE SAME TIME. YOU ALSO CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AND BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER THE LIFETIME PLUS BENEFIT AT THE SAME TIME.

THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD)
PAYMENTS
If you own a Qualified Contract, you may participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, or annual basis. However, we will only make annual payments if your Contract Value is less than $25,000. RMD payments from this Contract will not be subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis. However, they will count against your free withdrawal privilege. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. Any RMD payments from this Contract that exceed the RMD amount calculated for this Contract will be subject to any applicable withdrawal charge. If you take any additional withdrawals that are not penalty-free withdrawals while you are receiving RMD payments, these withdrawals will be subject to any applicable withdrawal charge.

YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL AND THE MINIMUM DISTRIBUTION PROGRAMS AT THE SAME TIME. WE ENCOURAGE PROSPECTIVE OWNERS WHO ARE CONSIDERING PURCHASING QUALIFIED CONTRACTS THAT ARE SUBJECT TO RMD PAYMENTS TO CONSULT A TAX ADVISER REGARDING THESE BENEFITS.


SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone transfers or payments for withdrawals and/or Lifetime Plus Payments for any period when:
o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
o trading on the New York Stock Exchange is restricted;
o an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or
o during any other period when the SEC, by order, so permits for the protection of Owners.



9. ILLUSTRATIONS
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your registered representative.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       44


10.DEATH BENEFIT
The death benefit provided by the Base Contract is the Traditional Death Benefit. If available, you may be able to instead select the Quarterly Value Death Benefit at Contract issue. DEATH BENEFITS ARE ONLY AVAILABLE DURING THE ACCUMULATION PHASE OF THE CONTRACT. For more information on the Quarterly Value Death Benefit, please see section 11.c, Other Optional Benefits - Quarterly Value Death Benefit. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER YOUR SELECTED DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The use of the term "you" in this section refers to the Annuitant if the Contract is owned by a non-individual; otherwise it refers to the Owner.

We will process the death benefit based on the Accumulation Unit values next determined after receipt in good order at our Service Center of both due proof of death and an election of the death benefit payment option. WE CONSIDER DUE PROOF OF DEATH TO BE ANY OF THE FOLLOWING: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory. The Accumulation Unit values are normally determined at the end of each Business Day and due proof of death and an election of the death benefit payment option received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.

Any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will continue to be subject to investment risk that will be borne by the recipient.

TRADITIONAL DEATH BENEFIT
Under the Traditional Death Benefit, the amount of the death benefit will be the greater of 1 or 2, less any deduction we make to reimburse ourselves for premium tax that we pay.
1.The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option.
2.The Traditional Death Benefit value, which is the total of all Purchase
  Payments received before you begin receiving Lifetime Plus Payments under the Lifetime Plus Benefit (if applicable), reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization and/or withdrawal taken. Withdrawals include Lifetime Plus Payments and Excess Withdrawals.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE, BUT ONLY AS THE BONUS BECOMES VESTED. WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.


NOTE FOR CONTRACTS WITH THE LIFETIME PLUS BENEFIT: If you begin receiving Lifetime Plus Payments, then, on and after the Benefit Date:
o the Traditional Death Benefit value will no longer increase because you can no longer make additional Purchase Payments; and each Lifetime Plus Payment and any Excess Withdrawal will reduce the Traditional Death Benefit value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge); and
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Excess Withdrawal you take (including any withdrawal charge).


ANY AMOUNTS WITHDRAWN OR ANNUITIZED MAY REDUCE THE TRADITIONAL DEATH BENEFIT VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Traditional Death Benefit value, we will deduct more than the amount withdrawn and/or annuitized from the Traditional Death Benefit value.

EXAMPLE
o You purchase a Base Contract with an initial Purchase Payment of $100,000. You make no additional Purchase Payments.
o You take a partial withdrawal of $20,000 in the tenth Contract Year when the Contract Value on the date of (but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal. You take no other partial withdrawals.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1)Contract Value............................................................
  $140,000
2)The Traditional Death Benefit value:
  Total Purchase Payments received..................................$100,000
     Reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $160,000) = 0.125 x $100,000 =...........- 12,500
       ............................................................$  87,500
Therefore, the death benefit that would be paid out on the tenth Contract Anniversary is the $140,000 Contract Value.

THE TRADITIONAL DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Traditional Death Benefit value and Contract
  Value are both zero.
o Contract termination.

DEATH OF THE OWNER AND/OR ANNUITANT UNDER ALL OTHER CONTRACTS
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. FOR QUALIFIED CONTRACTS, THERE CAN BE ONLY ONE OWNER AND THE OWNER MUST BE THE ANNUITANT, UNLESS THE CONTRACT IS A QUALIFIED CONTRACT OWNED BY A QUALIFIED PLAN OR IS PART OF A CUSTODIAL ARRANGEMENT. PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO JOINT OWNERS. IF YOU TAKE A PARTIAL ANNUITIZATION, THERE CAN BE ONLY ONE OWNER; THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT. DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE AN IMPORTANT IMPACT ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.


                         UPON THE DEATH OF A SOLE OWNER
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o We will pay a death benefit to the Beneficiary.* For a description of the payout options, see the "Death Benefit Payment Options" discussion later in this section.
o If the Contract includes the Lifetime Plus Benefit and you selected:
  -  single Lifetime Plus Payments, the benefit will terminate; or
  - joint Lifetime Plus Payments the benefit will terminate unless the deceased Owner's spouse continues the Contract. If the surviving spouse continues the Contract and we have already begun making Lifetime Plus Payments, then joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive.
      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o The Beneficiary becomes the Owner.
o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was an Annuitant and there is a surviving joint
  Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.


* If the Beneficiary is the spouse of the deceased Owner, the spouse/Beneficiary may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option on the death claim form.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       46




                        UPON THE DEATH OF A JOINT OWNER
      (NOTE: WE DO NOT ALLOW JOINT OWNERS TO TAKE PARTIAL ANNUITIZATIONS)
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o The surviving Joint Owner is the sole primary Beneficiary. If the Joint
  Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
o We will pay a death benefit to the surviving Joint Owner.* For a description of the payout options available, see the "Death Benefit Payment Options" discussion later in this section.
o If the Contract includes the Lifetime Plus Benefit and you selected:
  - single Lifetime Plus Payments and the Joint Owners were not spouses, the benefit will terminate even if the Covered Person is still alive;
  - single Lifetime Plus Payments and the Joint Owners were spouses, the benefit will terminate unless the surviving spouse/Joint Owner is the Covered Person and they elect to continue the Contract;** or
  - joint Lifetime Plus Payments, the benefit will terminate unless the surviving spouse/Joint Owner continues the Contract.**
      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o The surviving Joint Owner becomes the sole Owner.
o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was an Annuitant and there is a surviving joint
  Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.




* If the surviving Joint Owner is the spouse of the deceased Owner, the spouse/surviving Joint Owner may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

**If the surviving spouse/Joint Owner is a Covered Person and they continue the Contract after we have begun making Lifetime Plus Payments, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

   UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we will treat the death of the Annuitant as the death of an Owner; we will pay the Beneficiary* a death benefit and a new Annuitant cannot be named. If you selected single Lifetime Plus Payments under the Lifetime Plus Benefit, the benefit will terminate. If you selected joint Lifetime Plus Payments, the benefit will terminate unless the deceased Annuitant's spouse continues the Contract.
o If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval.
o If the deceased Annuitant was a sole Owner, we will pay the Beneficiary* a death benefit.
o If the Joint Owners were spouses, there may also be contingent
  Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We will pay a death benefit to the surviving Joint Owner.**
o If the Contract includes the Lifetime Plus Benefit and you selected:
  - single Lifetime Plus Payments and the Contract is solely owned or owned by a non-individual, the benefit will terminate;
  - single Lifetime Plus Payments and the Contract is jointly owned by non-spouses, the benefit will terminate even if the Covered Person is still alive;
  - single Lifetime Plus Payments and the Contract is jointly owned by spouses, the benefit will terminate unless the surviving spouse is also the Covered Person and they elect to continue the Contract;*** or
  - joint Lifetime Plus Payments, the benefit will terminate unless the surviving spouse continues the Contract.***


o For a description of the payout options, see the "Death Benefit Payment Options" discussion later in this section.

      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was a sole Owner, the Beneficiary will become the Owner if the Contract continues.
o If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.




* If the Beneficiary is the spouse of the deceased Owner, the spouse/Beneficiary may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option on the death claim form.
**If the surviving Joint Owner is the spouse of the deceased Owner, the spouse/surviving Joint Owner may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.
***If the surviving spouse is a Covered Person and they continue the Contract after we have begun making Lifetime Plus Payments, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

    UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT (NOTE: WE DO NOT ALLOW JOINT ANNUITANTS UNDER A PARTIAL ANNUITIZATION AND WE DO
                                   NOT ALLOW
 JOINT ANNUITANTS DURING THE ACCUMULATION PHASE, SO THIS CAN ONLY OCCUR UNDER A
                              FULL ANNUITIZATION)
o Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity
  Options 3 and 4, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see section 3, The Annuity Phase - Annuity Options.
o No death benefit is payable.
o If the deceased was a sole Owner, the Beneficiary will become the Owner.
o If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.



DEATH BENEFIT PAYMENT OPTIONS
If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the deceased Owner, he/she can choose to continue the Contract in his/her own name. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option. If a lump sum payment is requested, we will pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms.

OPTION A: Lump sum payment of the death benefit. We will not deduct the contract maintenance charge at the time of a full withdrawal if the distribution is due to death.

OPTION B: Payment of the entire death benefit within five years of the date of any Owner's death. We will assess the full contract maintenance charge on each Beneficiary's portion on each Contract Anniversary. However, we will waive the contract maintenance charge if the Contract Value at the time we are to deduct the charge is at least $100,000.

OPTION C: If the Beneficiary is an individual, payment of the death benefit, as an Annuity Payment, under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution under this option must begin within one year of the date of any Owner's death. We will continue to assess the full contract maintenance charge on each Beneficiary's portion proportionately over the Annuity Payments. However, we will waive the contract maintenance charge if the Contract Value at the time we are to deduct the charge is at least $100,000.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner's death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code's distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Code.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       49




11.SELECTION OF OPTIONAL BENEFITS
OPTIONAL BENEFIT OVERVIEW
o QUARTERLY VALUE DEATH BENEFIT. This benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. The death benefit provided by the Quarterly Value Death Benefit will never be less than the Traditional Death Benefit that is available under the Base Contract, but they may be equal.
o BONUS OPTION. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner's 81st birthday, subject to a three year vesting schedule. The bonus may be more than offset by the additional M&E charge and longer withdrawal charge schedule associated with it, and it is not included in any guaranteed values that are based on Purchase Payments.
o SHORT WITHDRAWAL CHARGE OPTION. This benefit shortens the withdrawal charge from seven to four years. It may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh years after you make a Purchase Payment.
o NO WITHDRAWAL CHARGE OPTION. This benefit eliminates the withdrawal charge altogether. This benefit requires a higher initial Purchase Payment and the selection of one of the Target Date Retirement Benefits or the Lifetime Plus Benefit. It may not be appropriate if you do not intend to take a withdrawal during the first four years after you make a Purchase Payment.


o THE TARGET DATE RETIREMENT BENEFITS. There are two versions of this benefit: (i) the Target Date 10 Benefit, which is currently available on or after January 26, 2009; and (ii) the Target Date Retirement Benefit, which was available before January 26, 2009, but is no longer available. These two versions are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and a lower additional M&E charge. These benefits are intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point (the Target Value Date) during the Accumulation Phase. This type of feature is sometimes called a "walk away benefit," meaning that once you reach the Target Value Date, the entire guaranteed amount is available to you with no restriction in regard to how much or how fast you can take withdrawals. However, withdrawals may be subject to a withdrawal charge. Currently, the earliest available initial Target Value Date is ten years after you select the benefit. If you select this benefit we restrict your ability to make additional Purchase Payments to the first three years after you select the benefit. We also restrict your flexibility in allocating Contract Value among the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options. This benefit does not provide any guarantee to your Contract Value before the Target Value Date and does not lock in any gains that occur between anniversaries.
o LIFETIME PLUS BENEFIT. This benefit is designed for those who want lifetime income (called Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both your Contract Value and death benefit. If you select this benefit, we will restrict your ability to make allocations to, and transfers between, the Investment Options. Variable Annuity Payments are not subject to these restrictions. This benefit does not guarantee the performance of any Investment Option. To begin Lifetime Plus Payments you must meet certain age requirements. IF YOU DO NOT BEGIN RECEIVING LIFETIME PLUS PAYMENTS DURING THIS ELIGIBILITY PERIOD, YOUR BENEFIT WILL TERMINATE AND YOU WILL HAVE INCURRED HIGHER CONTRACT CHARGES WITHOUT RECEIVING ANY ADVANTAGE FROM YOUR SELECTED BENEFIT. Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX.

SOME OR ALL OF THE OPTIONAL BENEFITS MAY NOT BE AVAILABLE TO YOU; CHECK WITH YOUR REGISTERED REPRESENTATIVE. For more information on the differences between the Target Date 10 Benefit and the Lifetime Plus Benefit, please see the discussion "Choosing Between the Target Date 10 Benefit and the Lifetime Plus Benefit" later in this section.

EACH OF THE OPTIONAL BENEFITS CARRIES AN ADDITIONAL M&E CHARGE. The Bonus Option also has a longer withdrawal charge schedule. For more information please see the Fee Tables and section 6, Expenses.

The Quarterly Value Death Benefit is available for selection at issue. It is available with all other optional benefits, but once you select this benefit you cannot remove it from your Contract. The additional M&E charge associated with the Quarterly Value Death Benefit will continue until the benefit terminates.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


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                                       50

You can select ONLY ONE of the three following optional benefits at issue:
Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. Once you select one of these three optional benefits, you cannot remove it from your Contract. The additional M&E charge associated with the Short Withdrawal Charge and the No Withdrawal Charge Option will continue until the earlier of the termination of the benefit, or your Contract Value is reduced to zero. The additional M&E charge associated with the Bonus Option will continue until your Contract terminates.

You can also select ONLY ONE of the following optional benefits either at issue or on a Contract Anniversary: Target Date 10 Benefit or Lifetime Plus Benefit. However, if you select the No Withdrawal Charge Option you MUST also select ONE of these benefits at issue and you cannot remove it without replacing it as discussed later in this section. The Target Date 10 Benefit is available once before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). The Lifetime Plus Benefit is available once before the older Covered Person's 81st birthday. If you select the Target Date 10 Benefit or the Lifetime Plus Benefit, the additional M&E charge associated with it will continue until the earlier of its termination, or your Contract Value is reduced to zero.

Under the Lifetime Plus Benefit, you select either single or joint Lifetime Plus Payments at the time you select the benefit. However, you can later change joint Lifetime Plus Payments to single Lifetime Plus Payments by removing a Covered Person. You can make this change only once. If we approve your request, we will change the additional M&E charge for your selected benefit to equal the additional M&E charge for single Lifetime Plus Payments as of the Contract Anniversary (or Benefit Anniversary, as applicable) after we receive your request in good order at our Service Center, only if that amount differs from the current additional M&E charge on your Contract.

REPLACING THE OPTIONAL BENEFITS
Unless you selected the No Withdrawal Charge Option, you can also remove one of the Target Date Retirement Benefits or the Lifetime Plus Benefit, subject to certain restrictions. If you remove one of these optional benefits you may be able to make a ONE TIME REPLACEMENT as follows. You can only select the version of a benefit that is currently offered and available at that time.
FOR CONTRACTS ISSUED ON OR AFTER MARCH 17, 2008 AND BEFORE SEPTEMBER 22, 2008
o Replace the Target Date Retirement Benefit with the Lifetime Plus
  Benefit.
o Replace the Lifetime Plus Benefit with the Target Date 10 Benefit.

FOR CONTRACTS ISSUED ON OR AFTER SEPTEMBER 22, 2008
o Replace one of the Target Date Retirement Benefits with the Lifetime Plus Benefit.
o Replace the Lifetime Plus Benefit with the Target Date 10 Benefit.

THESE ARE THE ONLY REPLACEMENTS WE ALLOW FOR THESE OPTIONAL BENEFITS. Replacements include both the simultaneous removal and addition of benefits on one anniversary, as well as removing one benefit on an anniversary and adding another benefit on a future anniversary. In addition, if you select the No Withdrawal Charge Option, you can only remove one of the Target Date Retirement Benefits or the Lifetime Plus Benefit if you can replace it with another optional benefit. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefit. IN ADDITION, YOU CANNOT REPLACE THE LIFETIME PLUS BENEFIT AFTER LIFETIME PLUS PAYMENTS HAVE BEGUN.

CHOOSING BETWEEN THE TARGET DATE 10 BENEFIT AND THE LIFETIME PLUS BENEFIT
The following table outlines the primary differences between the Target Date 10 Benefit and the Lifetime Plus Benefit. The Target Date 10 Benefit provides a future guarantee on Contract Value that you can walk away with, but has restrictions on how you can invest your money. The Lifetime Plus Benefits provide lifetime income and continued access to both Contract Value and a death benefit for a period of time, and also has restrictions on how you can invest your money. However, the restrictions on investments under the Target Date 10 Benefit are more limiting than the restrictions under the Lifetime Plus Benefit. The fee for the Lifetime Plus Benefit is also higher than the fee for the Target Date 10 Benefit.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                        PRIMARY DIFFERENCES BETWEEN THE TARGET DATE 10 BENEFIT AND THE LIFETIME PLUS BENEFIT
              TARGET DATE                                            LIFETIME PLUS BENEFIT
              10 BENEFIT
BENEFIT'S    A future      Lifetime income with access to both Contract Value and a death benefit.
FEATURE      guarantee of
             Contract
             Value.
PERSON ON    The Owner.    The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.
WHOM WE BASE
THE BENEFIT
M&E CHARGE   0.55%, which  0.70% for single Lifetime Plus Payments, and 0.85% for joint.
FOR THE      is less than
BENEFIT      the fee for
             the Lifetime
             Plus Benefit.
CAN THE M&E  No.           Yes, under certain circumstances.
CHARGE
INCREASE?
INVESTMENT   Yes, but      Yes, but the restrictions are set when the benefit is added to the Contract and they will not change over
OPTION       compared to   time.
ALLOCATION   the
AND TRANSFER restrictions
RESTRICTIONS for the
             Lifetime Plus
             Benefit these
             restrictions
             are more
             limiting and
             will change
             over time.
WAITING      Minimum of    None if minimum age for exercising is met at the time you select the benefit (must be at least age 50,
PERIOD       ten years.    and cannot be age 91 or older).
MANDATORY    Yes.          No. If payments do not begin during the eligibility period the benefit will terminate.
BEGINNING
DATE
GUARANTEED   The highest   We base the initial Lifetime Plus Payment on the greater of the highest quarterly Contract Value, or a 5%
VALUES USED  annual        compound annual increase applied to Purchase Payments (subject to a cap of twice Purchase Payments). You
TO DETERMINE Contract      can reset the portion of the guarantee based on the compounded increase to equal the Contract Value if
THE          Value, which  that will provide a larger potential guarantee, but resets eliminate all previous compounded increase
BENEFIT'S    is less than  based guarantees.
FEATURES     what is
             potentially
             available
             under the
             Lifetime Plus
             Benefit.

11.a THE TARGET DATE RETIREMENT BENEFITS
There are two versions of this benefit: (i) the Target Date 10 Benefit, which is currently available on or after January 26, 2009; and (ii) the Target Date Retirement Benefit, which was available before January 26, 2009, but is no longer available. These two versions are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and a lower additional M&E charge.

Your Contract Value will increase and decrease depending on the performance of the underlying Investment Options you selected. Depending on market conditions, you can gain or lose value in the Investment Options, including your principal. However, the Target Date Retirement Benefits are intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point during the Accumulation Phase that you select (the Target Value Date). This type of feature is sometimes called a "walk away benefit," meaning that once you reach the Target Value Date, the entire guaranteed amount is available to you with no restriction in regard to how much or how fast you can take withdrawals. However, withdrawals may be subject to a withdrawal charge.

There is an additional M&E charge for the Target Date Retirement Benefits and that charge is guaranteed for the life of the benefit. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. If you selected one of the Target Date Retirement Benefits, we will restrict your allocations to the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options. If you selected one of the Target Date Retirement Benefits, you can only make additional Purchase Payments to the Contract for the first three years after you select the benefit.

You can select the Target Date 10 Benefit subject to certain age restrictions either at Contract issue or on a subsequent Contract Anniversary. You can also later remove it from your Contract. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove one of the Target Date Retirement Benefits if you can replace it with the Lifetime Plus Benefit. If you remove one of the Target Date Retirement Benefits you cannot reselect it in the future.

YOU HAVE LIMITED PROTECTION UNDER THE TARGET DATE RETIREMENT BENEFITS UNLESS YOU HOLD THE CONTRACT UNTIL THE TARGET VALUE DATE. IF YOU THINK THAT YOU MAY DO ANY OF THE FOLLOWING BEFORE THE TARGET VALUE DATE YOU SHOULD CONSIDER WHETHER SELECTING THE TARGET DATE 10 BENEFIT IS IN YOUR BEST INTEREST: REMOVE THE TARGET DATE 10 BENEFIT FROM YOUR CONTRACT, TERMINATE THE CONTRACT, OR TAKE A FULL ANNUITIZATION.

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                         supplemented January 26, 2009

The Target Date Retirement Benefits guarantee that, beginning on your initial Target Value Date (and on each subsequent Contract Anniversary until the benefit terminates) your Contract Value will at least equal the Target Value. The Target Value is the highest Contract Value that occurred at issue or on any subsequent Contract Anniversary, adjusted for any subsequent additional Purchase Payments or partial withdrawals. Currently, the earliest available initial Target Value Date is ten years after you select the benefit and the latest available initial date is the Contract Anniversary before the older Owner's 91st birthday. For example, assume you purchase a Contract, select the Target Date 10 Benefit with the earliest available Target Value Date, make one initial payment, and take no withdrawals. Then, on the tenth Contract Anniversary the Target Date 10 Benefit guarantees that your Contract Value will be at least the initial Purchase Payment or the highest Contract Value on any Contract Anniversary up to and including the tenth Contract Anniversary. HOWEVER, THE TARGET DATE RETIREMENT BENEFITS DO NOT PROVIDE ANY GUARANTEE TO YOUR CONTRACT VALUE BEFORE THE TARGET VALUE DATE AND DO NOT LOCK IN ANY GAINS THAT OCCUR BETWEEN ANNIVERSARIES.

If your Contract Value is less than this guaranteed amount on the Target Value Date and each subsequent Contract Anniversary, we will credit your Contract Value with the difference. We will allocate this amount to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit.

ADDING THE TARGET DATE 10 BENEFIT TO YOUR CONTRACT
If the Target Date 10 Benefit is available, you can select it at Contract issue or on a Contract Anniversary one time before the older Owner's 81st birthday. If the Contract is owned by a non-individual, we base the availability of the benefit on the age of the Annuitant. YOU CANNOT ADD THE TARGET DATE 10 BENEFIT TO A CONTRACT AFTER THE OLDER OWNER REACHES AGE 81. YOU ALSO CANNOT ADD THE TARGET DATE 10 BENEFIT TO YOUR CONTRACT AND HAVE THE LIFETIME PLUS BENEFIT AT THE SAME TIME. If you previously had the Lifetime Plus Benefit but you removed it from your Contract, you can only add the Target Date 10 Benefit if you can meet the replacement requirements set out in section 11, Selection of Optional Benefits. You cannot replace the Target Date Retirement Benefit with the Target Date 10 Benefit.

If you do not select the Target Date 10 Benefit at Contract issue, you may be able to select it later if it is still available by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to add the benefit on that anniversary (the rider effective date), and your Contract Value on the rider effective date must be at least $10,000, or $25,000 if you also selected the No Withdrawal Charge Option. On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We consider this reallocation of your Contract Value to be a "good order" issue. We will process your request to add the Target Date 10 Benefit on the Contract Anniversary that occurs after we receive your request in good order at our Service Center and the rider effective date will be that Contract Anniversary. If you add the Target Date 10 Benefit to your Contract after the Issue Date, then, on the rider effective date, we will increase the M&E charge to include the amount of the additional M&E charge for the Target Date 10 Benefit. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider effective date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative. If you select the Target Date 10 Benefit, the additional charge associated with it will continue until the earlier of its termination, or your Contract Value is reduced to zero.

IF YOU SELECTED ONE OF THE TARGET DATE RETIREMENT BENEFITS, YOU CAN ONLY MAKE ADDITIONAL PURCHASE PAYMENTS AND PARTICIPATE IN THE AUTOMATIC INVESTMENT PLAN FOR THREE YEARS AFTER THE RIDER EFFECTIVE DATE. In addition, the flexible rebalancing program will not be available to you during the period that one of the Target Date Retirement Benefits is part of your Contract. However, if you remove your selected Target Date Retirement Benefit from your Contract, these restrictions will no longer apply on or after the rider termination date.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you will no longer have a Contract Value and, therefore, you will no longer receive any Contract Value increases under your selected Target Date Retirement Benefit.

REMOVING A TARGET DATE RETIREMENT BENEFIT FROM YOUR CONTRACT
Once you select one of the Target Date Retirement Benefits, you can remove it from your Contract at any time. If you remove one of the Target Date Retirement Benefits from your Contract, none of the Target Date Retirement Benefits will be available for future selection. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove a Target Date Retirement Benefit from your Contract if you can replace it with the Lifetime Plus Benefit, as


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                         supplemented January 26, 2009
discussed in section 11, Selection of Optional Benefits. You can request the removal of a Target Date Retirement Benefit by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary that occurs immediately after we receive your request in good order at our Service Center. If you remove a Target Date Retirement Benefit from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

THE TARGET VALUE DATE
We may apply a credit to your Contract Value on each Target Value Date. Each Target Value Date will occur on a Contract Anniversary. You select the initial Target Value Date when you add the Target Date 10 Benefit to your Contract. Currently, the earliest initial Target Value Date you can select is ten Contract Years after the rider effective date and the latest initial Target Value Date you can select is the Contract Anniversary before the older Owner's 91st birthday. If the Contract is owned by a non-individual, the latest initial Target Value Date you can select is the Contract Anniversary before the Annuitant's 91st birthday. Additional Target Value Dates will then occur on each subsequent Contract Anniversary while the Target Date 10 Benefit is in effect. If the Target Value Date does not fall on a Business Day, we will apply a credit to your Contract Value on the next Business Day.

Before the older Owner's 81st birthday, you can reset the initial Target Value Date before it occurs as long as the Contract Value is at least equal to the Target Value. If the Contract is owned by a non-individual, the age restriction for resetting the initial Target Value Date is before the Annuitant's 81st birthday. The new initial Target Value Date must be on a Contract Anniversary that is at least ten Contract Years after we process your request for the reset and the latest Target Value Date is the Contract Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in good order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day.

Once we apply a credit to your Contract Value under one of the Target Date Retirement Benefits, the credit becomes part of your Contract Value and is available for immediate withdrawal. Also, the credit will be allocated proportionately to the Investment Options you chose, and will immediately begin to participate in the investment performance of those Investment Options. Because the credit increases your Contract Value, it will also increase the total dollar amount (but not the percentage) of the M&E charge you pay. We will apply the credit to your Contract before we do any quarterly rebalancing. For tax purposes, the credit will be treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any prior payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if the entire Contract Value is then withdrawn. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal. We assess withdrawal charges against Purchase Payments withdrawn in the manner described in section 6, Expenses - Withdrawal Charge.

CALCULATING THE TARGET VALUE
We only calculate the Target Value while one of the Target Date Retirement Benefits is in effect. If you selected one of the Target Date Retirement Benefits at Contract issue, the Target Value is the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value on any Contract Anniversary. If you selected one of the Target Date Retirement Benefits after issue, the Target Value is the highest Contract Value on the rider effective date or on any subsequent Contract Anniversary. We adjust the Target Value for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. Additional Purchase Payments will increase the Target Value on a dollar for dollar basis, but partial withdrawals and Partial Annuitizations will decrease the Target Value proportionately based on the percentage of Contract Value withdrawn (including withdrawal charges) or annuitized. If your Contract Value is less than the Target Value on any Target Value Date, we will apply a credit your Contract Value to equal the Target Value. For more details and examples of how we calculate the Target Value, please see Appendix C.





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                         supplemented January 26, 2009

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING THESE RESTRICTIONS WILL APPLY ONLY TO CONTRACTS WITH ONE OF THE TARGET DATE RETIREMENT BENEFITS WHILE THE BENEFIT IS IN EFFECT. BY SELECTING ONE OF THESE BENEFITS, YOU ARE CONSENTING TO ALLOW US TO REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under the Target Date Retirement Benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit. For more information on the Investment Option groups and the restrictions on allocations to these groups, please see Tables 1, 2 and 3 in Appendix D - Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing.

We limit the amount of Contract Value you can allocate to the Investment Options in Group A to a maximum of between 30% and 5%, and we limit the amount of Contract Value you can allocate to the Investment Options in the combined Groups A, B and X to a maximum of between 95% and 35%. We require you to allocate a minimum of between 5% and 65% of your Contract Value to the Investment Options in Group Y. The minimum and maximum you can allocate to the groups depends on the number of years until the initial Target Value Date and the Contract Value as a percentage of Target Value.

The maximums decrease and the minimum increases as the number of years until the initial Target Value Date decreases and as the comparison of Contract Value as a percentage of Target Value decreases. However, we limit the amount by which the maximums can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR. IF YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWABLE AMOUNT OF CONTRACT VALUE TO THE INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER CHANGES TO THE ALLOCATION OF YOUR CONTRACT VALUE TO THE INVESTMENT OPTIONS OVER TIME AND AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES. Once we reduce the maximum amount of Contract Value we allow in Group A, or in the combined Groups A, B and X, it will never increase unless you are able to reset the initial Target Value Date AND the new maximum allowable allocation is greater than your current required allocation.

On each Quarterly Anniversary, we automatically rebalance the amount of Contract Value in each of the Investment Options as discussed in Appendix D. Quarterly rebalancing will continue until the termination of your selected Target Date Retirement Benefit. This rebalancing applies to all of your selected Investment Options, and not just the ones that are in Groups A, B or X. On each Quarterly Anniversary we will return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments if these instructions comply with the current maximum allowable allocation for Contract Value in Group A, and the combined Groups A, B and X. However, if your most recent allocation instructions for future Purchase Payments do not meet these maximum limitations, we will rebalance your Contract Value according to the required allocations as described in Appendix D. If you choose to allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.


If you add the Target Date 10 Benefit to your Contract after the Issue Date, we will ask you to reallocate your Contract Value to comply with the maximum allowable allocations. We will not allow you to add the Target Date 10 Benefit to your Contract until you have reallocated your Contract Value to comply with the maximum allowable allocations. We will only allow you to make transfers to and from the Investment Option groups as long as you do not exceed the current maximum allowable allocations. However, transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we will instead allocate any additional Purchase Payments according to the current required allocation for each Investment Option that we established on the most recent Quarterly Anniversary. (For more information, please see Appendix D.) THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR SELECTED TARGET DATE RETIREMENT BENEFIT TERMINATES.



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We will not move any of the Investment Options currently available under the
Contract from one group to another, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.

TERMINATION OF A TARGET DATE RETIREMENT BENEFIT
Either Target Date Retirement Benefit will terminate upon the earliest of the following.
o The Business Day we process your request to remove your selected Target
  Date Retirement Benefit from the Contract (the rider termination date).
o The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive the death benefit, then your selected Target Date Retirement Benefit will terminate as of the end of the Business Day during which we receive in good order at the Service Center, both due proof of death and an election of the death benefit payment option.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.


11.b THE LIFETIME PLUS BENEFIT
The Lifetime Plus Benefit is designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both your Contract Value and death benefit. Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. These benefits are available with the other optional benefits as discussed in section 11, Selection of Optional Benefits.

The Lifetime Plus Benefit provides guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) that are available to you during the Accumulation Phase. Lifetime Plus Payments are annual payments that we initially calculate using your "Benefit Base," your "age band payment percentage," and whether you select single or joint Lifetime Plus Payments, as described in this section of the prospectus. There is an additional M&E charge for this benefit, and that charge may increase or decrease in certain situations. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges.

Your annual maximum Lifetime Plus Payment, once established, can increase, but it cannot decrease unless you take an excess partial withdrawal (Excess Withdrawal). Your annual maximum Lifetime Plus Payments may increase automatically each year based upon increases in your Contract Value, subject to adjustments for Excess Withdrawals.

You can choose the Lifetime Plus Benefit either at Contract issue or on a subsequent Contract Anniversary, subject to certain age restrictions and if the benefit is available. You can also remove the benefit before you exercise it. However, if your Contract includes the No Withdrawal Charge Option, you can only remove the Lifetime Plus Benefit if you can replace it with another benefit as set out in section 11, Selection of Optional Benefits. If you remove the Lifetime Plus Benefit, you cannot reselect it in the future. If you select this benefit, you can exercise it and begin receiving Lifetime Plus Payments at any time subject to certain restrictions. Also, if you select this benefit, we will restrict the Investment Options to which you can allocate money under your Contract.

If you select this benefit, we will ask you to choose either single Lifetime Plus Payments for the lifetime of the sole Covered Person, or joint Lifetime Plus Payments for the lifetime of both joint Covered Persons. For joint Lifetime Plus Payments, the joint Covered Persons must qualify as spouses under federal law. You declare the Covered Person(s) at the time you add the benefit to your Contract. If your Contract includes the Lifetime Plus Benefit, on the date Lifetime Plus Payments begin (the Benefit Date), all Covered Persons must be at least age 50 and no Covered Person can be age 91 or older.


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THERE ARE SEVERAL IMPORTANT POINTS FOR YOU TO CONSIDER BEFORE SELECTING THE
LIFETIME PLUS BENEFIT.
o This benefit does not create Contract Value or guarantee the performance of any Investment Option.
o You can remove the Lifetime Plus Benefit from your Contract provided that you do so before you exercise it. If you remove this benefit from your Contract you cannot reselect it but you may be able to replace it. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove this benefit from your Contract if you can replace it. For more details regarding the replacement of this benefit, see section 11, Selection of Optional Benefits.
o Contracts with the Lifetime Plus Benefit are subject to restrictions on the Investment Options available for allocations and transfers. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.
o Under the Lifetime Plus Benefit, you cannot begin receiving Lifetime
  Plus Payments if any Covered Person is younger than age 50 or if any Covered Person is age 91 or older. If you do not exercise the benefit during this eligibility period, it will no longer be available and you will have incurred higher Contract charges without receiving any benefit from selecting it.
o If a surviving spouse is below the age of 59 1/2 and has joint Lifetime
  Plus Payments that will continue, the payments will be reported as a premature distribution according to the Code.
o ONCE LIFETIME PLUS PAYMENTS BEGIN, YOU CANNOT TERMINATE THEM UNLESS YOU
  TAKE AN EXCESS WITHDRAWAL OF THE ENTIRE CONTRACT VALUE OR YOU REQUEST A FULL ANNUITIZATION.
  - If you terminate Lifetime Plus Payments and instead take an Excess Withdrawal of the entire Contract Value, the Contract will terminate and you may receive less money than you would have received had you continued to receive Lifetime Plus Payments.
  - If you terminate Lifetime Plus Payments and instead request fixed Annuity Payments under a Full Annuitization, the benefit you selected will terminate and we will no longer assess the M&E charge on that portion of the Contract. If you request variable Annuity Payments under a Full Annuitization, the benefit you selected will terminate and we will reduce the M&E charge on that portion of the Contract.
BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE AND YOUR TAX ADVISER WHETHER THE LIFETIME PLUS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

ADDING THE LIFETIME PLUS BENEFIT TO YOUR CONTRACT
If available, you can select the Lifetime Plus Benefit either at issue or on a Contract Anniversary, but before the older Covered Person's 81st birthday. YOU CANNOT ADD THE LIFETIME PLUS BENEFIT TO A CONTRACT ONCE THE OLDER COVERED PERSON REACHES AGE 81. If you previously had one of the Target Date Retirement Benefits but you removed it from your Contract, you can only add the Lifetime Plus Benefit if you can meet the replacement requirements set out in section 11, Selection of Optional Benefits.

If you do not select this benefit at Contract issue, you may be able to select it later if it is still available by completing the appropriate form. However, you cannot add this benefit to your Contract and have one of the Target Date Retirement Benefits at the same time. We must receive this form no later than 30 days before a Contract Anniversary in order to add the benefit on that anniversary (the rider effective date), and your Contract Value on the rider effective date must be at least either $25,000 if you also selected the No Withdrawal Charge Option, or $10,000. On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We consider the reallocation of your Contract Value to comply with these restrictions to be a "good order" issue. We will process your request to add the selected benefit after the Issue Date on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs after we receive your request in good order at our Service Center and your rider effective date for the benefit will be that Contract Anniversary. If you add this benefit to your Contract after the Issue Date, then, on the rider effective date, we will increase your M&E charge to include the amount of the additional M&E charge for the benefit and the payment type (single life or joint life) that is in effect for a newly issued Contract as of the rider effective date. We guarantee that the additional M&E charge for the benefit and payment type will not exceed the maximum additional M&E charge that we declared when you purchased your Contract and was set forth in the Fee Table of the prospectus you received at that time. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider effective date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or



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negative. If you select this benefit, the additional charges associated with it will continue until the earlier of its termination, or your Contract Value is reduced to zero.

If you add this benefit to your Contract, the flexible rebalancing program will not be available to you during the period that the benefit is part of your Contract.

REMOVING THE LIFETIME PLUS BENEFIT FROM YOUR CONTRACT
Once you select the Lifetime Plus Benefit, you can remove it from your Contract at any time before you exercise it. If you remove this benefit from your Contract, then it will not be available for future selection. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove the Lifetime Plus Benefit from your Contract if you can replace it with another benefit as discussed in section 11, Selection of Optional Benefits. You can request the removal of the Lifetime Plus Benefit by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs immediately after we receive your request in good order at our Service Center. If you remove this benefit from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

Although you cannot remove the Lifetime Plus Benefit from your Contract after Lifetime Plus Payments begin, you can terminate your selected benefit by:
o taking an Excess Withdrawal of the entire Contract Value, less any withdrawal charge and any deduction we make to reimburse ourselves for premium tax that we pay; or
o requesting Annuity Payments under a Full Annuitization based on the greater of the entire Contract Value, less any deduction we make to reimburse ourselves for premium tax that we pay.

NOTE: If you terminate the Lifetime Plus Benefit by taking an Excess Withdrawal or a Full Annuitization:
o your Lifetime Plus Payments will stop and none of these benefits will be available for future selection,
o the Accumulation Phase of the Contract will end,
o the death benefit will terminate, and
o if you request Annuity Payments, all annuitized portions of the Contract will terminate as indicated in section 3, The Annuity Phase.

WHO IS CONSIDERED A COVERED PERSON(S)?
For single Lifetime Plus Payments and for:
o solely owned Contracts, the Covered Person is the Owner.
o Contracts owned by a non-individual, the Covered Person is the Annuitant.
o jointly owned Contracts, you can choose which Owner is the Covered
  Person subject to the maximum age restriction for adding the Lifetime Plus Benefit to your Contract (age 80 or younger).

For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
o Non-Qualified Contracts:
  -  spouses must be Joint Owners; or
  - one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or
  - one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

o Qualified Contracts:
  - one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
  - if the Contract is owned by a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary. However, if we require a non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary solely for the purpose of determining the Lifetime Plus Payment.


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After we issue the Lifetime Plus Benefit, you cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person after we issue the benefit if you selected joint Lifetime Plus Payments. YOU CAN MAKE THIS CHANGE ONLY ONCE.

Before Lifetime Plus Payments begin, you can request the removal of a joint Covered Person within 30 days before a Contract Anniversary by completing the appropriate form. Once Lifetime Plus Payments have begun, you can request the removal of a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We will process your request on the Contract Anniversary* (or Benefit Anniversary*, as applicable) that occurs immediately after we receive your request in good order at our Service Center. If you remove a joint Covered Person from your Contract, we will change the additional M&E charge for your selected benefit only if this amount differs from the current additional M&E charge on your Contract. We will change the additional M&E charge for the benefit to equal the additional M&E charge for the same newly issued benefit with single Lifetime Plus Payments.

HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT WITH SINGLE LIFETIME PLUS PAYMENTS THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME. If we change the M&E charge, we will adjust the number of Accumulation Units so that the Contract Value on the anniversary that we process your request will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

* Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we will not reduce your Lifetime Plus Payment if you remove a Covered Person from your Contract, but we may increase your payment as follows. We will compare your current Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person's current age and the current Contract Value as of the Benefit Anniversary that we process your removal request (see the age band table in the "Lifetime Plus Payments" discussion later in this section). If the payment based on the appropriate percentage for the remaining Covered Person's current age and Contract Value is greater, we will increase your Lifetime Plus Payment to this new amount.

NOTE: A PERSON WILL NO LONGER QUALIFY AS A COVERED PERSON AND WILL BE REMOVED FROM THE CONTRACT IF THAT PERSON IS NO LONGER AN OWNER, JOINT OWNER, ANNUITANT, SOLE PRIMARY BENEFICIARY, OR SOLE CONTINGENT BENEFICIARY AS REQUIRED ABOVE.

NOTE FOR JOINT LIFETIME PLUS PAYMENTS: The Covered Persons must continue to qualify as spouses under federal law until your selected Lifetime Plus Benefit terminates. Once you declare the Covered Persons, if at any time before your benefit terminates you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS: If the Joint Owners are not spouses, Lifetime Plus Payments will stop with the death of any Owner. THIS MEANS THAT IF YOU SELECT SINGLE LIFETIME PLUS PAYMENTS ON A JOINTLY OWNED CONTRACT, LIFETIME PLUS PAYMENTS COULD STOP EVEN IF THE COVERED PERSON IS STILL ALIVE.

IF YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS
o You can no longer remove the Lifetime Plus Benefit from the Contract.
o Partial Annuitizations are no longer available.
o You can no longer make additional Purchase Payments to the Contract and the automatic investment plan (AIP) will no longer be available to you. If you are participating in the AIP, your participation will stop.
o The free withdrawal privilege will no longer be available to you.
  However, Lifetime Plus Payments are not subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis.
o Excess Withdrawals (including a full withdrawal of the Contract Value) which are available while you are receiving Lifetime Plus Payments are subject to a withdrawal charge and will reduce the Withdrawal Charge Basis as set out in section 6, Expenses - Withdrawal Charge.
o Any Excess Withdrawal will reduce your Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Benefit Anniversary after the withdrawal. HOWEVER, IF YOU TAKE AN EXCESS WITHDRAWAL OF YOUR ENTIRE REMAINING CONTRACT VALUE, OR YOU TAKE AN EXCESS WITHDRAWAL THAT REDUCES YOUR LIFETIME PLUS PAYMENT TO BELOW THE ACCEPTABLE MINIMUM, YOUR PAYMENTS WILL STOP AND YOUR BENEFIT WILL TERMINATE ON THE BUSINESS DAY YOU TOOK THE EXCESS WITHDRAWAL.




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o The systematic withdrawal program will no longer be available to you. If you are participating in this program, your participation will stop.
o You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:
  -  an Owner dies and the spouse continues the Contract, or
  - you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
o The additional M&E charge for the Lifetime Plus Benefit will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.
o If you have the Quarterly Value Death Benefit, the additional M&E charge for the Quarterly Value Death Benefit will continue as long as the Quarterly Value Death Benefit value is greater than zero.
o The portion of the Traditional Death Benefit value that is based on Purchase Payments will no longer increase.
o Each Lifetime Plus Payment and Excess Withdrawal will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge). For more information, please see section 10, Death Benefit - Traditional Death Benefit, and Appendix E - Quarterly Anniversary Value Calculation and Examples - Calculating the Quarterly Anniversary Value under the Quarterly Value Death Benefit.
o The Contract Value will continue to fluctuate as a result of market performance, and it will decrease on a dollar for dollar basis with each Lifetime Plus Payment and Excess Withdrawal (including any withdrawal charge).
o You can no longer manually reset the 5% Annual Increase under the Lifetime Plus Benefit.
o We will no longer calculate the following values and they will all cease to exist: the Quarterly Anniversary Value and the 5% Annual Increase under the Lifetime Plus Benefit. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value available under that benefit.
o We may apply an annual payment increase to your Lifetime Plus Payment on every Benefit Anniversary after Lifetime Plus Payments have begun and before the older Covered Person's 91st birthday. If we increase your Lifetime Plus Payment, we reserve the right to change the additional M&E charge for your selected benefit and payment type (single life or joint life) as of the next fifth Benefit Anniversary, subject to the maximum M&E charge. This change will take effect 60 days after that fifth Benefit Anniversary if we increased your Lifetime Plus Payment on that Benefit Anniversary or any of the previous four Benefit Anniversaries.
o ONCE LIFETIME PLUS PAYMENTS BEGIN, YOU CANNOT TERMINATE THEM UNLESS YOU
  TAKE AN EXCESS WITHDRAWAL OF THE ENTIRE CONTRACT VALUE OR YOU REQUEST A FULL ANNUITIZATION.

LIFETIME PLUS PAYMENTS
To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments will begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date will be at least 15 calendar days after your request has been received in good order at our Service Center. Under the Lifetime Plus Benefit the first available Benefit Date you can select is the one that occurs after the younger Covered Person's 50th birthday. The last available Benefit Date you can select is the one that occurs before the older Covered Person's 91st birthday.


You cannot exercise the Lifetime Plus Benefit if any Covered Person is younger than age 50 or age 91 or older. THEREFORE, UNDER THE LIFETIME PLUS BENEFIT, JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE IF THERE IS MORE THAN A 40-YEAR AGE DIFFERENCE BETWEEN SPOUSES. If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person's 91st birthday, we will send you written notice that the benefit is about to terminate. If the benefit terminates before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any explicit advantage from selecting it.

NOTE: IF YOU ADD THE LIFETIME PLUS BENEFIT TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80, THEN WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE. Keep in mind that the Benefit Date must occur on either the 1st or the 15th of a calendar month.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. Each Lifetime Plus Payment amount will equal the annual Lifetime Plus Payment divided by the number of payments we will make during


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the Benefit Year. If the scheduled Lifetime Plus Payment date does not fall on a
Business Day, we will make payment to you on the next Business Day.

If you exercise the Lifetime Plus Benefit, we will begin making Lifetime Plus Payments as of the Benefit Date. Under the Lifetime Plus Benefit, we base the initial payment on the Benefit Base (for more information, see "The Benefit Base" discussion later in this section) and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:

                   AGE BAND OF THE COVERED PERSON                     ANNUAL LIFETIME PLUS PAYMENT PERCENTAGE
(OR YOUNGER OF THE COVERED PERSONS FOR JOINT LIFETIME PLUS PAYMENTS)
                              50 to 59                                                  4%
                              60 to 69                                                  5%
                              70 to 79                                                  6%
                            80 or older                                                 7%
                            80 or older                                                 6%

Future Lifetime Plus Payments will only decrease if you take an Excess Withdrawal, and they may increase if there are any gains in the Contract Value or when the payment percentage increases based on the age of the Covered Person (for more information see "Automatic Annual Payment Increases to the Lifetime Plus Payments" next in this section).

AN EXCESS WITHDRAWAL WILL REDUCE YOUR LIFETIME PLUS PAYMENT PROPORTIONATELY BY THE PERCENTAGE OF CONTRACT VALUE WITHDRAWN ON THE NEXT BENEFIT ANNIVERSARY AFTER THE WITHDRAWAL. TAKING EXCESS WITHDRAWALS MAY CAUSE LIFETIME PLUS PAYMENTS TO STOP, AND YOUR BENEFIT TO TERMINATE.

The annual Lifetime Plus Payment percentage for each age band that is listed in the table above is set on the rider effective date and will not change during the life of the benefit. However, we may use different percentages and age bands for newly issued benefits in the future.

The initial Lifetime Plus Payment must be at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments will not be available to you and we will contact you to discuss alternate arrangements.

If you take an Excess Withdrawal that reduces your Lifetime Plus Payment to less than $100 and we cannot restructure your payment so that it is at least $100, you must take an Excess Withdrawal of the entire Contract Value, Lifetime Plus Payments will stop, and your benefit will terminate.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we will change the payment frequency on the Benefit Anniversary and the change will remain in effect until the benefit terminates or you request another change.

For Qualified Contracts, if we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we will do one of the following.
o If you will receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year will be equal to the remaining required minimum distribution divided by the number of payments remaining. We do not consider this type of increase to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and is not subject to a withdrawal charge.
o If you will not receive any more payments before the end of the calendar year, we will instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution. We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

We will deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) proportionately from the Investment Options. We will continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options - Transfers, and the "Investment Option Allocation and Transfer Restrictions" discussion later in this section).





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                         supplemented January 26, 2009

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we will credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We will then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment before the Contract Value is reduced to zero will be taxed as a withdrawal and all subsequent Lifetime Plus Payments will be taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments will continue as follows.
o For single Lifetime Plus Payments where the Contract is solely owned or owned by a non-individual, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned and the Joint Owners are not spouses, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned by spouses, Lifetime Plus Payments continue until the death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse is the Covered Person and elects to continue the Contract, Lifetime Plus Payments continue at 100% of the amount that we were paying when both Owners were alive until the death of the Covered Person.
o For joint Lifetime Plus Payments, Lifetime Plus Payments continue until the deaths of both Covered Persons. Upon the death of an Owner (or the Annuitant if the Contract is owned by a non-individual) who was also a Covered Person, if the surviving spouse continues the Contract, joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive. However, if the surviving spouse elects to receive the death benefit, then Lifetime Plus Payments will stop.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) If on the maximum permitted Income Date you were receiving Lifetime Plus Payments, we guarantee you will receive the greater of your Lifetime Plus Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS
On each Benefit Anniversary after the Benefit Date, and before the older Covered Person's 91st birthday, we may increase your Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.

You will automatically receive an annual payment increase to your Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your Lifetime Plus Payment by this percentage. For example, if your Contract Value increases 5%, your annual Lifetime Plus Payment will increase 5%. On each Benefit Anniversary you may also receive an annual payment increase if the annual Lifetime Plus Payment percentage increases based on the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) and the new percentage, when applied to the Contract Value results in a higher Lifetime Plus Payment.

NOTE: AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS ARE NO LONGER AVAILABLE AFTER THE OLDER COVERED PERSON'S 91ST BIRTHDAY OR ON OR AFTER THE BUSINESS DAY YOUR CONTRACT VALUE IS REDUCED TO ZERO.

If you receive an annual payment increase to your Lifetime Plus Payment, we may change the additional M&E charge for your selected benefit and payment type (single life or joint life) on the next fifth Benefit Anniversary to equal the additional M&E charge for the same newly issued benefit and payment type on that fifth Benefit Anniversary.

HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT AND PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME.

We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract.


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                         supplemented January 26, 2009

We will make any change as of the 60th day after the current fifth Benefit Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for your benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for your benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive future annual payment increases to your Lifetime Plus Payments, but you will keep the most recent annual payment increase. Also, your annual Lifetime Plus Payment amount will be equal to the annual amount that we established on the current fifth Benefit Anniversary, and it will remain fixed at this level until your benefit terminates, unless you take an Excess Withdrawal. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR YOUR BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU ACCEPT THE INCREASE AND WE WILL MAKE THE CHANGE. If you accept an increase to the additional M&E charge associated with your benefit, then you continue to be eligible to receive future annual payment increases.

EXAMPLE OF THE ANNUAL PAYMENT INCREASE
o You select the Lifetime Plus Benefit with single Lifetime Plus Payments when you are age 57. You are the only Owner and are also the sole Covered Person. Your initial Lifetime Plus Payment percentage is 4% and your Benefit Base is $105,000. You select annual Lifetime Plus Payments. Your initial annual Lifetime Plus Payment is $4,200 ($105,000 x 4%).

                           AGE CONTRACT VALUE ANNUAL PAYMENT PERCENTAGE ANNUAL LIFETIME PLUS PAYMENT
Benefit Date               57     $100,000               4%                        $4,200
First Benefit Anniversary  58     $102,000               4%                        $4,284
Second Benefit Anniversary 59    $  98,000               4%                        $4,284
Third Benefit Anniversary  60     $100,000               5%                        $5,000

o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of the increase is ($102,000 - $100,000) / $100,000 = 2%. We then apply a 2% annual payment increase to the annual Lifetime Plus Payment ($4,200 x 1.02 = $4,284).
o On the second Benefit Anniversary the current Contract Value is less than the Contract Value on the first Benefit Anniversary so there is no annual payment increase due to an increase in the Contract Value. Also, your current annual payment percentage applied to your current Contract Value (4% x $98,000 = $3,920) does not result in a higher payment, so we do not increase your Lifetime Plus Payment at this time.
o On the third Benefit Anniversary the current Contract Value is greater than the Contract Value on the second Benefit Anniversary. The percentage of the increase is ($100,000 - $98,000) / $98,000 = 2%. We then apply a 2% annual payment increase to the annual Lifetime Plus Payment ($4,284 x 1.02 = $4,370). However, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value (5% x $100,000 = $5,000) to the current payment (which has been increased to $4,370 as a result of the growth in Contract Value during the past year). Because the Lifetime Plus Payment based on the new percentage and current Contract Value is greater than the payment based on the growth in Contract Value, we will increase the annual Lifetime Plus Payment to $5,000.

EXAMPLE OF THE EFFECT OF AN EXCESS WITHDRAWAL ON THE LIFETIME PLUS PAYMENT

                           CONTRACT VALUE ANNUAL PAYMENT PERCENTAGE ANNUAL LIFETIME PLUS PAYMENT
Third Benefit Anniversary     $ 99,000               5%                        $4,950
Fourth Benefit Anniversary   $  91,000               5%                        $4,670





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
                                       63



o Continuing the previous example, assume that during the second month of the fourth Benefit Year you request a withdrawal of $5,180 at a time when the Contract Value is $98,000. The $5,180 is an Excess Withdrawal. We do not reduce the Excess Withdrawal for the free withdrawal privilege because this privilege is not available once Lifetime Plus Payments have begun. The Excess Withdrawal is a partial withdrawal and is subject to a 6.5% withdrawal charge, which we calculate as $5,180 / (1 - 0.065) = $5,180 / 0.935 = $5,540. The
  Excess Withdrawal and the withdrawal charge also reduce the Contract Value on a dollar for dollar basis ($98,000 - $5,540 = $92,460). As a percentage of Contract Value, the Excess Withdrawal (including the withdrawal charge) represents 5.65% of Contract Value ($5,540 / $98,000 = 5.65%).
o On the fourth Benefit Anniversary your Contract Value has decreased and you have not crossed an age band since the last Benefit Anniversary so your annual payment percentage has not increased. Therefore you will not receive an annual increase to your annual Lifetime Plus Payment on this anniversary. However, we will reduce your annual Lifetime Plus Payment for the Excess Withdrawal you took during the fourth Benefit Year. We calculate your annual Lifetime Plus Payment on the fourth Benefit Anniversary as follows: the annual Lifetime Plus Payment from the third Benefit Anniversary reduced by the 5.65% of Contract Value withdrawn as an Excess Withdrawal during the fourth year (including the withdrawal charge we calculated in the previous bullet point), which is $4,950 - (5.65% x $4,950) = $4,950 - $280 = $4,670.

THE BENEFIT BASE
We base the initial Lifetime Plus Payments on the Benefit Base and the age band payment percentage of the Covered Person(s). YOU CAN ACCESS THE BENEFIT BASE ONLY BY TAKING LIFETIME PLUS PAYMENTS.

On the date you begin receiving Lifetime Plus Payments (the Benefit Date), the Benefit Base is equal to the greatest of:
o the Contract Value,
o the Quarterly Anniversary Value, or
o for the Lifetime Plus Benefit, the 5% Annual Increase (including the Enhanced 10-Year Value).
NOTE: The greater the Benefit Base, the greater the Lifetime Plus Payment you will receive.

Beginning on the Benefit Date, your Lifetime Plus Payment will only increase through the automatic annual payment increase feature (which is only available before the older Covered Person's 91st birthday).

NOTE: UNDER THE LIFETIME PLUS BENEFIT WE WILL NO LONGER CALCULATE THE FOLLOWING VALUES BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY OR THE BENEFIT DATE: THE QUARTERLY ANNIVERSARY VALUE, THE 5% ANNUAL INCREASE, OR THE ENHANCED 10-YEAR VALUE. If you have not begun receiving Lifetime Plus Payments as of the older Covered Person's 91st birthday, these values will cease to exist and your benefit will no longer be available to you. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value under that benefit.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE NOT INCLUDED IN THE PORTIONS OF THE QUARTERLY ANNIVERSARY VALUE, 5% ANNUAL INCREASE, OR ENHANCED 10-YEAR VALUE THAT ARE BASED ON CONTRACT VALUE UNTIL THEY ARE VESTED. YOU ALSO WILL NOT RECEIVE THE AMOUNT OF THE BONUS CREDITED IN THE PORTIONS OF THESE VALUES THAT ARE BASED ON PURCHASE PAYMENTS.

THE QUARTERLY ANNIVERSARY VALUE
If you select the Lifetime Plus Benefit at Contract issue, the Quarterly Anniversary Value is the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value on any Quarterly Anniversary. If you select your benefit after issue, the Quarterly Anniversary Value is the highest Contract Value on the rider effective date or on any subsequent Quarterly Anniversary. We adjust the Quarterly Anniversary Value for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. For more details and examples of how we calculate the Quarterly Anniversary Value, please see Appendix E.

THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT
CALCULATING THE 5% ANNUAL INCREASE: Under the 5% Annual Increase we guarantee that, if you selected the Lifetime Plus Benefit at issue and we receive all Purchase Payments within 90 days of the Issue Date, then:
o before the tenth Contract Anniversary, the 5% Annual Increase will equal total Purchase Payments, compounded by 5% on each Contract Anniversary; and


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
                                       64



o on the tenth Contract Anniversary, and thereafter, the 5% Annual Increase will equal the Enhanced 10-Year Value, which is twice the total Purchase Payments.

Under the 5% Annual Increase we guarantee that, if you selected the Lifetime Plus Benefit after the Issue Date, or upon a reset of the 5% Annual Increase (see the discussion later in this section) and you make no additional Purchase Payments after the rider effective date or reset anniversary, then:
o before the tenth Contract Anniversary following the rider effective date or reset anniversary, the 5% Annual Increase will equal the Contract Value as of the rider effective date or reset anniversary, compounded by 5% on each subsequent Contract Anniversary; and
o on the tenth Contract Anniversary following the rider effective date or reset anniversary, and thereafter, the 5% Annual Increase will equal the Enhanced 10-Year Value, which is twice the Contract Value as of the rider effective date or reset anniversary.

If we receive any additional Purchase Payments more than 90 days after the Issue Date - or, if we receive them at any time after the rider effective date or reset anniversary - then we will add these payments to the 5% Annual Increase and Enhanced 10-Year Value as follows.
o We will add the Purchase Payment to the 5% Annual Increase on the Business Day we receive it, but we will not apply the 5% compounding to the Purchase Payment until the second Contract Anniversary after we receive it. On the second Contract Anniversary after we receive a Purchase Payment, we will apply 5% compounding to the payment for both the current Contract Anniversary and the previous Contract Anniversary.
o We will add the Purchase Payment to the Enhanced 10-Year Value on the Business Day we receive it, but we will not double the Purchase Payment until the tenth Contract Anniversary that occurs after we receive it.

We adjust the 5% Annual Increase and the Enhanced 10-Year Value proportionately for each partial withdrawal and Partial Annuitization. The 5% Annual Increase will never exceed the Enhanced 10-Year Value.

A PURCHASE PAYMENT DOES NOT BECOME DOUBLED AS GUARANTEED BY THE ENHANCED 10-YEAR VALUE UNTIL THE 11TH CONTRACT ANNIVERSARY AFTER WE RECEIVE IT. THEREFORE, IF YOU MAKE A LARGE ADDITIONAL PURCHASE PAYMENT, YOU SHOULD CONSIDER WHETHER THIS WAITING PERIOD IS APPROPRIATE FOR YOU OR WHETHER IT IS MORE APPROPRIATE TO PURCHASE A NEW CONTRACT WITH THE ADDITIONAL PURCHASE PAYMENT. FOR MORE DETAILS, SEE THE "EXAMPLE OF THE EFFECT OF A LARGE ADDITIONAL PURCHASE PAYMENT ON THE ENHANCED 10-YEAR VALUE" UNDER THE LIFETIME PLUS BENEFIT IN APPENDIX F.

TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE, YOU MUST WAIT AT LEAST UNTIL THE 11TH CONTRACT ANNIVERSARY AFTER THE DATE WE RECEIVE YOUR LAST PURCHASE PAYMENT, OR AT LEAST UNTIL THE 11TH CONTRACT ANNIVERSARY AFTER ANY RESET ANNIVERSARY.

IF YOU ADDED THE LIFETIME PLUS BENEFIT TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80:
o ANY PURCHASE PAYMENTS RECEIVED MORE THAN 91 DAYS AFTER THE RIDER
  EFFECTIVE DATE WILL NOT BE DOUBLED AS GUARANTEED BY THE 5% ANNUAL INCREASE BEFORE THE LIFETIME PLUS BENEFIT WILL TERMINATE, AND
o IF YOU WANT TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE,
  YOU WILL HAVE LESS THAN ONE YEAR TO EXERCISE THE LIFETIME PLUS BENEFIT BECAUSE IT IS NO LONGER AVAILABLE TO YOU ON OR AFTER THE OLDER COVERED PERSON'S 91ST BIRTHDAY. HOWEVER, IF YOU ADD THE LIFETIME PLUS BENEFIT TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80, THEN WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE. KEEP IN MIND THAT THE BENEFIT DATE MUST OCCUR ON EITHER THE 1ST OR 15TH OF A CALENDAR MONTH.

For more details and examples of how we calculate the 5% Annual Increase and the Enhanced 10-Year Value, please see Appendix F.

NOTE: In your Contract the Enhanced 10-Year Value under the Lifetime Plus Benefit is called the 5% Annual Increase Cap.

MANUAL RESETS OF THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT
Before the older Covered Person's 81st birthday and before you exercise the Lifetime Plus Benefit, you can reset the 5% Annual Increase to equal the Contract Value if that amount is greater than the 5% Annual Increase on the Contract Anniversary plus 5% of all Purchase Payments received during the last Contract Year. On the first Contract Anniversary, we will exclude Purchase Payments received within 90 days of the Issue Date. You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your reset request as of the


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                         supplemented January 26, 2009
immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in good order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day. When we process your reset request, we will change the 5% Annual Increase to equal the Contract Value as of the reset anniversary and we will increase the Enhanced 10-Year Value to equal two times the Contract Value as of the reset anniversary.

IF YOU RESET THE 5% ANNUAL INCREASE, WE MAY CHANGE THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS BENEFIT AND PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) TO EQUAL THE ADDITIONAL M&E CHARGE THAT IS IN EFFECT FOR THE SAME NEWLY ISSUED BENEFIT AS OF THE RESET ANNIVERSARY IF THIS AMOUNT DIFFERS FROM THE CURRENT ADDITIONAL M&E CHARGE ON YOUR CONTRACT. We will change the additional M&E charge on the 30th day following the reset anniversary, or the next Business Day if the 30th day is not a Business Day. We guarantee that the new additional M&E charge for the Lifetime Plus Benefit will not be more than the maximum additional M&E charge for Contracts with the Lifetime Plus Benefit and payment type (single life or joint life) that is set forth in the Fee Tables. If we change the additional M&E charge, we will adjust the number of Accumulation Units so that the Contract Value on the 30th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

NOTE:  You cannot request a reset:
o on or after the older Covered Person's 81st birthday,
o on or after the Benefit Date that you exercise the Lifetime Plus
  Benefit,
o on or after the Income Date that you take a Full Annuitization, or
o if the Contract Value is less than the 5% Annual Increase on the Contract Anniversary plus 5% of all Purchase Payments received during the last Contract Year. On the first Contract Anniversary we will exclude Purchase Payments received within 90 days of the Issue Date.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING THESE RESTRICTIONS WILL APPLY ONLY TO CONTRACTS WITH THE LIFETIME PLUS BENEFIT WHILE THE BENEFIT IS IN EFFECT. BY SELECTING THIS BENEFIT, YOU ARE CONSENTING TO HAVE US REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

We will restrict your selection of certain Investment Options and the percentage of Contract Value that you can have in certain Investment Options as follows.
o YOU CANNOT HAVE MORE THAN 25% OF YOUR TOTAL CONTRACT VALUE IN THE GROUP
  A INVESTMENT OPTIONS.
o YOU CANNOT HAVE MORE THAN 70% OF YOUR TOTAL CONTRACT VALUE IN BOTH GROUP
  A AND GROUP B INVESTMENT OPTIONS.
o WE DO NOT LIMIT THE AMOUNT OF CONTRACT VALUE THAT YOU CAN HAVE IN THE
  GROUP C INVESTMENT OPTIONS.

                                GROUP A INVESTMENT OPTIONS
AZL Columbia Small Cap Value Fund         AZL Small Cap Stock Index Fund
AZL Columbia Technology Fund              AZL Turner Quantitative Small Cap Growth Fund
AZL Franklin Small Cap Value Fund         AZL Van Kampen Global Real Estate Fund
AZL OCC Opportunity Fund                  Davis VA Financial Portfolio
AZL Schroder Emerging Markets Equity Fund Franklin Global Communications Securities Fund
AZL Schroder International Small Cap Fund PIMCO VIT CommodityRealReturn Strategy Portfolio

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                                       66

                               GROUP B INVESTMENT OPTIONS
AZL AIM International Equity Fund       AZL Oppenheimer International Growth Fund
AZL BlackRock Capital Appreciation Fund AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL BlackRock Growth Fund               AZL S&P 500 Index Fund
AZL Columbia Mid Cap Value Fund         AZL TargetPLUS Equity Fund
AZL Davis NY Venture Fund               AZL Van Kampen Comstock Fund
AZL Dreyfus Founders Equity Growth Fund AZL Van Kampen Global Franchise Fund
AZL First Trust Target Double Play Fund AZL Van Kampen Growth and Income Fund
AZL Jennison 20/20 Focus Fund           AZL Van Kampen Mid Cap Growth Fund
AZL JPMorgan Large Cap Equity Fund      Mutual Discovery Securities Fund
AZL JPMorgan U.S. Equity Fund           Mutual Shares Securities Fund
AZL NACM International Fund             OpCap Mid Cap Portfolio
AZL Oppenheimer Global Fund             Templeton Growth Securities Fund


                                GROUP C INVESTMENT OPTIONS
AZL Fusion Balanced Fund              Franklin Templeton VIP Founding Funds Allocation Fund
AZL Fusion Growth Fund                Franklin U.S. Government Fund
AZL Fusion Moderate Fund              Franklin Zero Coupon Fund 2010
AZL Money Market Fund                 PIMCO VIT All Asset Portfolio
AZL TargetPLUS Balanced Fund          PIMCO VIT Emerging Markets Bond Portfolio
AZL TargetPLUS Growth Fund            PIMCO VIT Global Bond Portfolio (Unhedged)
AZL TargetPLUS Moderate Fund          PIMCO VIT High Yield Portfolio
AZL Van Kampen Equity and Income Fund PIMCO VIT Real Return Portfolio
BlackRock Global Allocation V.I. Fund PIMCO VIT Total Return Portfolio
Franklin High Income Securities Fund  Templeton Global Income Securities Fund
Franklin Income Securities Fund


We will only allow you to make allocations and transfers to and from Group A and Group B Investment Options as long as you do not exceed these limitations. If you add the Lifetime Plus Benefit to your Contract after the Issue Date, we will ask you to reallocate your Contract Value to comply with these restrictions. We will not allow you to add this benefit to your Contract until you have reallocated your Contract Value to comply with these restrictions. THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR BENEFIT TERMINATES.



In addition, on each Quarterly Anniversary we will automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Group A or Group B. Keep in mind the transfers of Contract Value between the Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions.

We will not recategorize the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.

TAXATION OF LIFETIME PLUS PAYMENTS
Lifetime Plus Payments that you receive before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment will most likely be subject to ordinary income tax. In addition, Lifetime Plus Payments may


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                         supplemented January 26, 2009
be subject to premium taxes and, if any Owner is younger than age 59 1/2, may also be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.


TERMINATION OF THE LIFETIME PLUS BENEFIT
BEFORE THE BENEFIT DATE, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day we process your request to remove the Lifetime Plus
  Benefit from the Contract (the rider termination date).
o The date of death of all Covered Persons.
o The older Covered Person's 91st birthday.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.

ON AND AFTER THE BENEFIT DATE THAT YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day you take an Excess Withdrawal of the entire Contract
  Value. If you take an Excess Withdrawal that reduces your Lifetime Plus Payment to less than $100 and we cannot restructure your payment so that it is at least $100, you must take an Excess Withdrawal of the entire Contract Value.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.
o For single Lifetime Plus Payments when the Contract is jointly owned and the Joint Owners are not spouses, the date of death of any Joint Owner.
o For single Lifetime Plus Payments when the Contract is jointly owned by spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse who is also the Covered Person continues the Contract, your benefit will terminate on the date of death of the Covered Person.
o For joint Lifetime Plus Payments, the date of death of both Covered
  Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive the death benefit payout instead of continuing the Contract, then Lifetime Plus Payments will stop and your benefit will terminate as of the end of the Business Day during which we receive in good order at the Service Center, both due proof of death and an election of the death benefit payment option.
o Contract termination.



11.c OTHER OPTIONAL BENEFITS
QUARTERLY VALUE DEATH BENEFIT
The Quarterly Value Death Benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. It provides a death benefit during the Accumulation Phase based on the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value that occurred on any Quarterly Anniversary before age 91, adjusted for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. The Quarterly Value Death Benefit is only available at issue and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. The Quarterly Value Death Benefit is available with all other optional benefits.

THE DEATH BENEFIT PROVIDED BY THE QUARTERLY VALUE DEATH BENEFIT WILL NEVER BE LESS THAN THE TRADITIONAL DEATH BENEFIT THAT IS AVAILABLE UNDER THE BASE CONTRACT, BUT THEY MAY BE EQUAL. ONCE YOU SELECT THE QUARTERLY VALUE DEATH BENEFIT YOU CANNOT CANCEL IT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE QUARTERLY VALUE DEATH BENEFIT AND BE SURE TO DISCUSS WHETHER THIS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.





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                         supplemented January 26, 2009


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Under the Quarterly Value Death Benefit the amount of the death benefit will be the greater of 1 or 2, less any deduction we make to reimburse ourselves for premium tax that we pay.
1.The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death* and an election of the death benefit payment option.
2.The Quarterly Anniversary Value. We determine the Quarterly Anniversary Value as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death* and an election of the death benefit payment option. For more details and examples of how we calculate the Quarterly Anniversary Value, please see Appendix E.

* Please see section 10, Death Benefit for details on what we consider to be due proof of death.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE, BUT ONLY AS THE BONUS BECOMES VESTED. WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.

NOTE FOR CONTRACTS WITH THE LIFETIME PLUS BENEFIT: If you begin receiving Lifetime Plus Payments, then on and after the Benefit Date:
o the Quarterly Anniversary Value under the Quarterly Anniversary Value
  Death Benefit will decrease proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each Lifetime Plus Payment and Excess Withdrawal;
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Excess Withdrawal you take (including any withdrawal charge); and
o the additional M&E charge associated with the Quarterly Value Death
  Benefit will continue as long as the Quarterly Anniversary Value is greater than zero.

THE QUARTERLY VALUE DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.
o Contract termination.


BONUS OPTION
The Bonus Option is designed for Owners who believe that the return on the investment of the bonus in the Investment Options will at least offset the additional costs associated with the Bonus Option. This option provides a 6% bonus on each Purchase Payment we receive before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). The Bonus Option is only available at issue and it carries an additional M&E charge and a higher and longer withdrawal charge schedule. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. ONCE YOU SELECT THE BONUS OPTION, YOU CANNOT CANCEL IT. THE BONUS OPTION IS AVAILABLE WITH EITHER THE TARGET DATE 10 BENEFIT OR THE LIFETIME PLUS BENEFIT. IT IS NOT AVAILABLE IF YOU SELECT EITHER THE SHORT WITHDRAWAL CHARGE OPTION OR THE NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.


THE BONUS MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE BONUS OPTION. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE BONUS OPTION AND BE SURE TO DISCUSS WHETHER THIS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit with a vesting schedule comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.

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                         supplemented January 26, 2009


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                                       69





We will credit the bonus to your Contract subject to the following terms.
1)Bonus amounts are available for withdrawal, annuitization or payment of a death benefit only when such amounts become vested. Bonus amounts are included in the calculation of the portion of any guaranteed benefits that are based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of any guaranteed benefits that is based on Purchase Payments (for example, the portion of the Traditional Death Benefit that is based on total Purchase Payments). The vesting schedule is as follows.


              NUMBER OF COMPLETE               VESTING PERCENTAGE
 YEARS SINCE WE RECEIVED YOUR PURCHASE PAYMENT
                       0                               0%
                       1                              35%
                       2                              70%
                       3+                             100%

2)We treat all bonus amounts and any gains or losses attributable to such amounts as earnings under the Contract and are treated as such for purposes of the withdrawal charge as well as for tax purposes.
3)All gains and losses attributable to the bonus are part of your Contract Value and are always 100% vested.
4)If the Contract is owned by a non-individual, then we use the age of the Annuitant to determine whether a bonus applies.

We pay all bonus amounts from the general account assets of Allianz Life.

We deduct Contract charges from the Bonus Value of your Contract, which is the total Contract Value and any unvested bonus amounts. If you cancel your Contract during the free look/right to examine period, or if you take a withdrawal, take a Full Annuitization, or when a death benefit is payable in the first three years from any Purchase Payment receipt date, you will forfeit all or some of your bonus. Since charges will have been assessed against the Bonus Value of your Contract, it is possible that upon withdrawal, particularly in a declining market, you will receive less money back than you would have if you had not received the bonus or had not selected the Bonus Option. We expect to profit from certain charges assessed under the Contract (for example, the withdrawal charge and the M&E charge) associated with the Bonus Option.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOU HAVE NOT FULLY DEPLETED YOUR CONTRACT VALUE. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you will no longer have a Contract Value or Bonus Value and, therefore, any unvested bonus amounts will cease to exist.


SHORT WITHDRAWAL CHARGE OPTION
The Short Withdrawal Charge Option is designed for Owners who are concerned with short-term liquidity. This option shortens the withdrawal charge period for your Contract from seven years to four years (for more information, see section 6, Expenses - Withdrawal Charge). The Short Withdrawal Charge Option is only available at issue, it only applies during the Accumulation Phase of the Contract and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. ONCE YOU SELECT THE SHORT WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT. THE SHORT WITHDRAWAL CHARGE OPTION IS AVAILABLE WITH EITHER THE TARGET DATE 10 BENEFIT OR THE LIFETIME PLUS BENEFIT. IT IS NOT AVAILABLE IF YOU SELECT EITHER THE BONUS OPTION OR NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.


BECAUSE THE SHORT WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO TAKE A WITHDRAWAL DURING THE FIFTH THROUGH SEVENTH COMPLETE YEARS FOLLOWING OUR RECEIPT OF YOUR PURCHASE PAYMENT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE SHORT WITHDRAWAL CHARGE OPTION AND BE SURE TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.


NO WITHDRAWAL CHARGE OPTION
You can eliminate withdrawal charges under their Contract by selecting the No Withdrawal Charge Option at issue. This option carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. Contracts with the No Withdrawal Charge Option require a higher initial Purchase Payment than all other types of Allianz Vision Contracts (for example, $25,000 rather than $10,000). The No




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Withdrawal Charge Option is not available if you select either the Bonus Option or Short Withdrawal Charge Option. ONCE YOU SELECT THE NO WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT.

If you select the No Withdrawal Charge Option you must also select either the Target Date 10 Benefit or the Lifetime Plus Benefit. If you select the No Withdrawal Charge Option you may be able to remove the Target Date 10 Benefit or the Lifetime Plus Benefit if you can replace it with another optional benefit. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefit. The Lifetime Plus Benefit can be replaced after Lifetime Plus Payments have begun. For more information, please see section 11, Selection of Optional Benefits.

NOTE: YOU CANNOT SELECT THE TARGET DATE 10 BENEFIT IF THE OLDER OWNER IS AGE 81 OR OLDER (OR IF THE ANNUITANT IS AGE 81 OR OLDER FOR CONTRACTS OWNED BY A NON-INDIVIDUAL), AND YOU CANNOT SELECT THE LIFETIME PLUS BENEFIT IF THE OLDER COVERED PERSON IS AGE 81 OR OLDER. THEREFORE, IF YOU ARE UNABLE TO MEET THESE AGE RESTRICTIONS, THE NO WITHDRAWAL CHARGE OPTION WILL NOT BE AVAILABLE TO YOU.


BECAUSE THE NO WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO WITHDRAW A PURCHASE PAYMENT DURING THE FIRST SEVEN YEARS AFTER WE RECEIVE IT. ALSO, BECAUSE THE NO WITHDRAWAL CHARGE OPTION REQUIRES YOU TO SELECT AN ADDITIONAL OPTIONAL BENEFIT, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO EXERCISE THIS REQUIRED BENEFIT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE NO WITHDRAWAL CHARGE OPTION, AND TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.


12.OTHER INFORMATION
ALLIANZ LIFE
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We offer fixed and variable annuities, individual and group life insurance, and long-term care insurance. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities, other than those arising from the Contracts. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. Amounts transferred to our general account will represent seed money invested by us or earned fees and charges. The obligations of the Separate Account are not generalized obligations of Allianz Life. The obligations under the Contracts are obligations of Allianz Life.

DISTRIBUTION
Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

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                                       71



We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their registered representatives. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option's plan. These payments typically equal 0.25% of an Investment Option's average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected not to exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

We may fund Allianz Life Financial's operating and other expenses, including: overhead; legal and accounting fees; registered representative training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Registered representatives and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Selling firms and their registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:
o marketing services and increased access to registered representatives;
o sales promotions relating to the Contracts;
o costs associated with sales conferences and educational seminars for their registered representatives;
o the cost of client meetings and presentations; and
o other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:
o the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;
o the organizational "fit" between the broker/dealer firm and the type of wholesaling and marketing force we operate;
o whether the broker/dealer firm's operational, IT, and support services structure and requirements are compatible with our method of operation;
o whether the broker/dealer firm's product mix is oriented toward our core markets;
o whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent registered representative meetings and training sessions;
o the potential return on investment of investing in a particular firm's system;
o our potential ability to obtain a significant level of the market share in the broker/dealer firm's distribution channel;
o the broker/dealer firm's registered representative and customer profiles; and
o the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.


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                         supplemented January 26, 2009

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.


ADMINISTRATION/ALLIANZ SERVICE CENTER
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:
o issuance and maintenance of the Contracts,
o maintenance of Owner records,
o processing and mailing of account statements and other mailings to Owners, and
o routine customer service including:
  -  responding to Owner correspondence and inquiries,
  -  processing of Contract changes,
  -  processing withdrawal requests (both partial and total) and
  -  processing annuitization requests.

Delaware Valley Financial Services, LLC (DVFS) previously performed the above mentioned administrative services. The Service Center functions were transferred to the Allianz Life headquarters in Minneapolis on September 22, 2008. DVFS, a wholly owned subsidiary of Allianz Life Insurance Company of North America, was located at 300 Berwyn Park, Berwyn, Pennsylvania. Historically, we compensated DVFS based on a specified fee per transaction and an additional negotiated fee for enhancements to computer systems used to process our business. More recently we were on a cost basis. For the three calendar years from 2005 through 2007, Allianz Life Financial paid DVFS $71,889,235.98 for performing administrative services regarding the Contracts.


To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial's ability to perform its obligations.


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                         supplemented January 26, 2009


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                                       73



FINANCIAL STATEMENTS
The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in the Statement of Additional Information.


13.GLOSSARY
This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms that are defined below and are capitalized in the prospectus.

5% ANNUAL INCREASE - an amount used to determine the Benefit Base under the optional Lifetime Plus Benefit.


ACCUMULATION PHASE - the period of time before you apply the entire Contract Value to Annuity Payments. Subject to certain restrictions, you can make additional Purchase Payments during this time. The Accumulation Phase may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

ACCUMULATION UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Accumulation Phase.

ANNUITANT - the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

ANNUITY OPTIONS - the income options available to you under the Contract.

ANNUITY PAYMENTS - payments made by us to the Payee pursuant to the Annuity Option chosen. Annuity Payments may be variable, fixed, or a combination of both variable and fixed.

ANNUITY PHASE - the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

ANNUITY UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Annuity Phase.

BASE CONTRACT - the Contract corresponding to this prospectus that does not include any optional benefits.

BENEFICIARY - unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

BENEFIT ANNIVERSARY - a 12-month anniversary of the Benefit Date under the Lifetime Plus Benefit. If the Benefit Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.


BENEFIT BASE - the amount we use to calculate the initial Lifetime Plus Payment under the Lifetime Plus Benefit.

BENEFIT DATE - the date you begin receiving Lifetime Plus Payments under the Lifetime Plus Benefit. This date must be the 1st or 15th of a calendar month.


BENEFIT YEAR - any period of 12 months commencing with the Benefit Date and each Benefit Anniversary thereafter.

BONUS OPTION - an optional benefit that may be available under this Contract for selection at issue. If you select the Bonus Option, you will receive a 6% bonus on Purchase Payments we receive before the older Owner's 81st birthday. The bonus is subject to a three-year vesting schedule, it carries an additional M&E charge and a higher and longer withdrawal charge schedule. The bonus amounts are included in the calculation of the portions of any guaranteed benefits that is based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of any guaranteed benefits that is based on Purchase Payments.

BONUS VALUE - this is the total value of a Contract that includes the bonus. On any Business Day it is the equal to the sum of the values of your Investment Options including unvested bonus amounts, i.e., the total Contract Value and any unvested bonus amounts.

BUSINESS DAY - each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.


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                         supplemented January 26, 2009


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                                       74



CONTRACT - the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

CONTRACT ANNIVERSARY - a 12-month anniversary of the Issue Date of your Contract. If the Contract Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.

CONTRACT VALUE - on any Business Day it is equal to the sum of the values in your selected Investment Options. It does not include amounts applied to Annuity Payments. If you have a Contract with the Bonus Option, Contract Value will only include any vested bonus amounts; it will not include any unvested bonus amounts.

CONTRACT YEAR - any period of 12 months commencing on the Issue Date and on each Contract Anniversary thereafter.


COVERED PERSON(S) - the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments under the Lifetime Plus Benefit.

ENHANCED 10-YEAR VALUE - an amount used to determine the Benefit Base under the Lifetime Plus Benefit.

EXCESS WITHDRAWAL - for Contracts with the Lifetime Plus Benefit, this is an additional withdrawal you take while you are receiving Lifetime Plus Payments.

FULL ANNUITIZATION - the application of the entire Contract Value to Annuity Payments. YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. Upon Full Annuitization you will no longer have a Contract Value and, therefore, if your Contract includes one of the Target Date Retirement Benefits you will no longer receive any Contract Value increases under that benefit. In addition, the death benefit will terminate and any periodic withdrawal or income payments other than Annuity Payments will stop, with the possible exception of Lifetime Plus Payments.


INCOME DATE - the date we begin making Annuity Payments to the Payee from the Contract. This date must be the first day of a calendar month. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

INVESTMENT OPTIONS - the variable Investment Options available under the Separate Account. You may invest in up to 15 of the Investment Options at any one time.

ISSUE DATE - the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

JOINT OWNERS - two Owners who own a Non-Qualified Contract. We do not allow Joint Owners to take Partial Annuitizations.

LIFETIME PLUS BENEFIT - an optional benefit that may be available under this Contract for selection at or after Contract issue. The Lifetime Plus Benefit is intended to provide a payment stream in the form of partial withdrawals for life, and carries an additional M&E charge.


LIFETIME PLUS PAYMENT - the payment we make to you under the Lifetime Plus Benefit. Lifetime Plus Payments are based on the Benefit Base, the age(s) of the Covered Person(s), and whether you selected single or joint Lifetime Plus Payments.


NON-QUALIFIED CONTRACT - a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.


NO WITHDRAWAL CHARGE OPTION - an optional benefit that may be available under this Contract for selection at issue. The No Withdrawal Charge Option eliminates the seven-year withdrawal charge period on the Base Contract. The No Withdrawal Charge Option requires a minimum initial Purchase Payment of $25,000 and carries an additional M&E charge. If you select the No Withdrawal Charge Option you must also select one of the following optional benefits: Target Date 10 Benefit or Lifetime Plus Benefit.


OWNER - "you," "your" and "yours." The person or entity (or persons or entities if there are Joint Owners) named in the Contract who may exercise all rights granted by the Contract. The Owner is designated at Contract issue.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

PARTIAL ANNUITIZATION - the application of only part of the Contract Value to Annuity Payments. If you take a Partial Annuitization, the Accumulation Phase and Annuity Phase of the Contract may occur at the same time. You can take one Partial Annuitization every 12 months. The maximum number of annuitizations we allow at any one time is five. Partial Annuitizations are not available to Joint Owners. If you take a Partial Annuitization, there can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to designate a joint Annuitant.

PAYEE - the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner.

PURCHASE PAYMENT - the money you put in the Contract. If you have a Contract with the Bonus Option, references to Purchase Payments do not include any bonus.

QUALIFIED CONTRACT - a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(k) and H.R. 10 plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we may issue Qualified Contracts that may include, but are not limited to, Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.


QUARTERLY ANNIVERSARY VALUE - a calculation used in determining the Quarterly Value Death Benefit and the Benefit Base under the Lifetime Plus Benefit.


QUARTERLY ANNIVERSARY - the day that occurs three, six, and nine calendar months after the Issue Date or on any Contract Anniversary. Quarterly Anniversaries also include Contract Anniversaries. If the Quarterly Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.


QUARTERLY VALUE DEATH BENEFIT - an optional benefit that may be available under this Contract for selection at Contract issue. The Quarterly Value Death Benefit is intended to provide an increased death benefit and it carries an additional M&E charge.


SEPARATE ACCOUNT - Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

SERVICE CENTER - the Allianz Service Center. Our Service Center address and telephone number are listed at the back of this prospectus.

SHORT WITHDRAWAL CHARGE OPTION- an optional benefit that may be available under this Contract for selection at Contract issue. The Short Withdrawal Charge Option shortens the withdrawal charge period on the Base Contract from seven years to four years and it carries an additional M&E charge.


TARGET VALUE - a calculation used in determining whether your Contract will receive a credit on the Target Value Date under one of the Target Date Retirement Benefits.

TARGET VALUE DATE - the date on which we may apply a credit to your Contract Value under one of the Target Date Retirement Benefits. The Target Value Date will always occur on a Contract Anniversary.

THE TARGET DATE RETIREMENT BENEFITS - There are two versions: (i) the Target Date 10 Benefit, which is currently available on or after January 26, 2009; and
(ii) the Target Date Retirement Benefit, which was available before January 26, 2009, but is no longer available. These two versions are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and a lower additional M&E charge. The Target Date 10 Benefit is an optional benefit available for an additional M&E charge. The benefit is intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point during the Accumulation Phase called the Target Value Date. If you select this benefit we will restrict your ability to make additional Purchase Payments to the first three years after you select the benefit, we will restrict your flexibility in allocating Contract Value among the Investment Options, and we will transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options.


TRADITIONAL DEATH BENEFIT - the death benefit provided by the Base Contract.

WITHDRAWAL CHARGE BASIS - the total amount under your Contract that is subject to a withdrawal charge.



The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

14.TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)
ALLIANZ LIFE......................2
EXPERTS...........................2
LEGAL OPINIONS....................2
DISTRIBUTOR.......................2
REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE3
FEDERAL TAX STATUS................3
  General.........................3
  Diversification.................4
  Owner Control...................4
  Contracts Owned by Non-Individuals5
  Income Tax Withholding..........5
  Required Distributions..........5
  Qualified Contracts.............5
ANNUITY PROVISIONS................6
  Annuity Units/Calculating Annuity Payments7
MORTALITY AND EXPENSE RISK GUARANTEE7
FINANCIAL STATEMENTS..............7
APPENDIX - CONDENSED FINANCIAL INFORMATION7





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

15.PRIVACY AND SECURITY STATEMENT
JANUARY 2008
Your privacy is a high priority for Allianz. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting your personal information.

This statement applies to all of the companies within the Allianz family of companies that issue insurance policies. The law allows us to share personal information among our insurance companies. The law does not allow customers to prevent these disclosures. A list of our companies can be found at the end of this notice.

ALLIANZ DOES NOT SELL YOUR PERSONAL INFORMATION TO ANYONE.

We do not share your personal information with anyone for their own marketing purposes. For this reason, depending on your state of residence, no "opt-in," "opt-out," or authorization is required. We also do not share your personal information with any of our affiliated companies outside of the Allianz family of companies.

PERSONAL INFORMATION ABOUT YOU ALLIANZ COLLECTS

Allianz collects personal information about you so that we can process the insurance transactions you request. We limit the amount of personal information collected to what we feel is needed to maintain your account. We may collect your personal information from the following sources:
o From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.
o From others, through the process of handling a claim. This may include information from medical or accident reports.
o From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
o From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
o From a consumer reporting agency such as a credit or motor vehicle report. The information in these reports may be kept by the consumer reporting agency and shared with others.

If you visit one of our websites, we may use "cookies" (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather personal information. The cookies only enable you to use our website more easily.

PERSONAL INFORMATION ABOUT YOU ALLIANZ SHARES

Allianz does not share personal information about current or former customers with anyone, except as "allowed by law." "Allowed by law" means that we may share your personal information, such as your name, address, and policy information, as follows:
o To consumer reporting agencies to obtain a credit report or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.
o To your insurance agent so that they can perform services for you.
o To medical professionals in order to process your claim.
o To a state Department of Insurance in order to examine our records or business practices.
o To state or federal law enforcement agency, as required by law, or to report suspected fraud activities.
o To research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your personal information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

ALLIANZ POLICIES AND PRACTICES REGARDING SECURITY OF PERSONAL INFORMATION

Allianz uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to personal information about you to those employees who need the information to service your policy. Allianz works hard to ensure that our websites are secure. We use state of the art technology to protect the personal information that may be shared over these sites.

YOUR ABILITY TO ACCESS AND CORRECT YOUR PERSONAL INFORMATION

(RESIDENTS OF AZ, AK, CA, CT, GA, IL, ME, MA, MN, MT, NC, NV, NJ, OH, OR, AND
VA)

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

If you wish to review your personal information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting the information.

Within 30 working days, you may see and copy your information in person. If you prefer, we will send you a copy of your information. You will not be given access to your information collected or in connection with a claim, or a civil or criminal proceeding. If medical information is contained in your file, we may request that you name a medical professional to whom we will send the information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not believe there is an error, you may file a statement disputing the information. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

MONTANA RESIDENTS: You may write to us and also ask for a record of any disclosure of your medical information made within the last three years.

NOTIFICATION OF CHANGE

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes. This Privacy and Security Statement is also displayed on our website. (www.allianzlife.com)

FOR MORE INFORMATION OR IF YOU HAVE QUESTIONS

If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Department at 800.328.5600, write us at the following address, or visit www.allianzlife.com.

Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344
Allianz family of companies:
o Allianz Life Insurance Company of North America
o Allianz Life Financial Services, LLC

                                                             M40018-B (R-2/2008)


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION
This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. Except for the AZL Funds, the PIMCO VIT portfolios, and the Premier VIT OpCap Mid Cap Portfolio, neither the Investment Options nor their advisers are affiliated with Allianz Life. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options' prospectuses for further information regarding the expenses you may expect to pay.


INVESTMENT       MANAGEMENT   RULE  SERVICE   OTHER   ACQUIRED    TOTAL ANNUAL OPERATING     AMOUNT OF     TOTAL ANNUAL OPERATING
OPTION              FEES     12B-1    FEES   EXPENSES FUND FEES      EXPENSES BEFORE        CONTRACTUAL        EXPENSES AFTER
                             FEES*                       AND    CONTRACTUAL FEE WAIVERS OR  FEE WAIVERS    CONTRACTUAL FEE WAIVERS
                                                      EXPENSES    EXPENSE REIMBURSEMENTS        AND       OR EXPENSE REIMBURSEMENTS
                                                                                           REIMBURSEMENTS
AIM
AZL AIM                  .90    .25        -      .18         -                       1.33              -                      1.33
International
Equity Fund[(1)]
BLACKROCK
AZL BlackRock            .80    .25        -      .17         -                       1.22              -                      1.22
Capital
Appreciation
Fund[(1)]
AZL BlackRock            .85    .25        -      .11         -                       1.21              -                      1.21
Growth Fund[(1)]
AZL Money Market         .35    .25        -      .09         -                        .69              -                       .69
Fund[(1)]
BlackRock Global         .55    .25        -      .23         -                       1.03              -                      1.03
Allocation V.I.
Fund - Class
3[(4)]
COLUMBIA
AZL Columbia Mid         .75    .25        -      .10         -                       1.10              -                      1.10
Cap Value
Fund[(1)]
AZL Columbia             .90      -        -      .14         -                       1.04              -                      1.04
Small Cap Value
Fund - Class
1[(1),(6),(7)]
AZL Columbia             .90    .25        -      .14         -                       1.29              -                      1.29
Small Cap Value
Fund - Class
2[(1),(6)]
AZL Columbia             .80    .25        -      .15         -                       1.20              -                      1.20
Technology
Fund[(1)]
DAVIS
AZL Davis NY             .75      -        -      .09         -                        .84              -                       .84
Venture Fund -
Class
1[(1),(6),(7)]
AZL Davis NY             .75    .25        -      .09         -                       1.09              -                      1.09
Venture Fund -
Class 2[(1),(6)]
Davis VA                 .75      -        -      .10         -                        .85              -                       .85
Financial
Portfolio[(5)]
DREYFUS
AZL Dreyfus              .77    .25        -      .16         -                       1.18              -                      1.18
Founders Equity
Growth Fund[(1)]
AZL S&P 500              .17      -        -      .31         -                        .48            .24                       .24
Index Fund -
Class
1[(1),(6),(7)]
AZL S&P 500              .17    .25        -      .31         -                        .73            .24                       .49
Index Fund -
Class 2[(1),(6)]
AZL Small Cap            .26    .25        -      .36         -                        .87            .29                       .58
Stock Index Fund
-
Class 2[(1)]
FIRST TRUST
AZL First Trust          .60    .25        -      .18         -                       1.03            .24                       .79
Target Double
Play Fund[(1)]
FRANKLIN
TEMPLETON
AZL Franklin             .75    .25        -      .11         -                       1.11              -                      1.11
Small Cap Value
Fund[(1)]
Franklin Global          .54    .25        -      .07         -                        .86              -                       .86
Communications
Securities Fund
- Class 2[(3)]
Franklin High            .55    .25        -      .06         -                        .86              -                       .86
Income Securites
Fund - Class
2[(3)]
Franklin Income          .45    .25        -      .02         -                        .72              -                       .72
Securities Fund
- Class 2[(3)]
Franklin                 .00    .25        -      .41       .65                       1.31            .28                      1.03
Templeton VIP
Founding Funds
Allocation Fund
- Class 2[(8)]
Franklin U.S.            .49    .25        -      .04         -                        .78              -                       .78
Government Fund
- Class 2[(3)]

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


                                       80

Franklin Zero            .61      -        -      .05         -                        .66              -                       .66
Coupon Fund 2010
- Class 1[(3)]
Mutual Discovery         .80    .25        -      .17         -                       1.22              -                      1.22
Securities Fund
- Class 2
Mutual Shares            .59    .25        -      .13         -                        .97              -                       .97
Securities Fund
-
Class 2
Templeton Global         .50    .25        -      .14         -                        .89              -                       .89
Income
Securities Fund
- Class 2[(3)]
Templeton Growth         .73    .25        -      .03         -                       1.01              -                      1.01
Securities Fund
-
Class 2[(3)]
JENNISON
AZL Jennison             .77    .25        -      .10         -                       1.12              -                      1.12
20/20 Focus
Fund[(1)]
JP MORGAN
AZL JPMorgan             .75    .25        -      .09         -                       1.09              -                      1.09
Large Cap Equity
Fund[(1)]
AZL JPMorgan             .80      -        -      .15         -                        .95              -                       .95
U.S. Equity Fund
-
Class
1[(1),(6),(7)]
AZL JPMorgan             .80    .25        -      .15         -                       1.20              -                      1.20
U.S. Equity Fund
-
Class 2[(1),(6)]
NICHOLAS-
APPLEGATE
AZL NACM                 .85    .25        -      .35         -                       1.45              -                      1.45
International
Fund[(1)]
OPPENHEIMER
CAPITAL
AZL OCC                  .85    .25        -      .11         -                       1.21              -                      1.21
Opportunity
Fund[(1)]
OpCap Mid Cap            .80      -        -      .19         -                        .99              -                       .99
Portfolio[(9)]
OPPENHEIMER
FUNDS
AZL Oppenheimer          .90      -        -      .15         -                       1.05              -                      1.05
Global Fund -
Class
1[(1),(6),(7)]
AZL Oppenheimer          .90    .25        -      .15         -                       1.30              -                      1.30
Global Fund -
Class 2[(1),(6)]
AZL Oppenheimer          .73    .25        -      .21         -                       1.19              -                      1.19
International
Growth Fund[(1)]
PIMCO
AZL PIMCO                .75    .25        -      .21         -                       1.21            .01                      1.20
Fundamental
IndexPLUS Total
Return Fund[(1)]
PIMCO VIT All            .18      -      .15      .25       .69                       1.27            .02                      1.25
Asset Portfolio
-
Admin.
Class[(5),(10),(11)]
PIMCO VIT                .49      -      .15      .31    .05                          1.00            .05                       .95
CommodityRealReturn
Strategy
Portfolio -
Admin.
Class[(2),(5),(11)]
PIMCO VIT                .45      -      .15      .40         -                       1.00              -                      1.00
Emerging Markets
Bond Portfolio -
Admin.
Class[(5)]
PIMCO VIT Global         .25      -      .15      .50         -                        .90              -                       .90
Bond Portfolio
(Unhedged) -
Admin.
Class[(5)]
PIMCO VIT High           .25      -      .15      .35         -                        .75              -                       .75
Yield Portfolio
-
Admin.
Class[(5)]
PIMCO VIT Real           .25      -      .15      .25         -                        .65              -                       .65
Return Portfolio
-
Admin.
Class[(5)]
PIMCO VIT Total          .25      -      .15      .43         -                        .83              -                       .83
Return Portfolio
-
Admin.
Class[(5)]
SCHRODER
AZL Schroder            1.23    .25        -      .48         -                       1.96            .31                      1.65
Emerging Markets
Equity Fund -
Class 2[(1),(6)]
AZL Schroder            1.00    .25        -      .27         -                       1.52              -                      1.52
International
Small Cap
Fund[(1)]
TARGETPLUS
PORTFOLIOS
AZL TargetPLUS           .52    .25        -      .53         -                       1.30            .41                       .89
Balanced
Fund[(1)]
AZL TargetPLUS           .60    .25        -      .29         -                       1.14            .35                       .79
Equity Fund[(1)]
AZL TargetPLUS           .52    .25        -      .29         -                       1.06            .17                       .89
Growth Fund[(1)]

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009


                                       81


AZL TargetPLUS           .52    .25        -      .37         -                       1.14            .25                       .89
Moderate
Fund[(1)]
TURNER
AZL Turner               .85    .25        -      .13         -                       1.23              -                      1.23
Quantitative
Small Cap Growth
Fund[(1)]
VAN KAMPEN
AZL Van Kampen           .72    .25        -      .11         -                       1.08              -                      1.08
Comstock
Fund[(1)]
AZL Van Kampen           .75    .25        -      .11         -                       1.11              -                      1.11
Equity and
Income Fund[(1)]
AZL Van Kampen           .95    .25        -      .12         -                       1.32              -                      1.32
Global Franchise
Fund[(1)]
AZL Van Kampen           .90    .25        -      .22         -                       1.37            .02                      1.35
Global Real
Estate Fund[(1)]
AZL Van Kampen           .75    .25        -      .09         -                       1.09              -                      1.09
Growth and
Income Fund[(1)]
AZL Van Kampen           .80    .25        -      .12         -                       1.17              -                      1.17
Mid Cap Growth
Fund[(1)]

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees, except for those classes of shares that do not pay a 12b-1 fee, as identified in footnote
  (6).

(1)Allianz Investment Management LLC (AZL), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses to the "after waiver" amount listed above through April 30, 2009. The operating expenses covered by the expense limitation agreement include fees deducted from Investment Option assets such as audit fees and payments to independent trustees, but do not include the operating expenses of other investment companies in which the Investment Option may invest (acquired fund fees and expenses). The Investment Option is authorized to reimburse AZL for management fees previously waived and/or for the cost of other expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. The Investment Option's ability to reimburse AZL in this manner only applies to fees paid or reimbursement made by AZL within the three fiscal years prior to the date of such reimbursement.
(2)PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Portfolio in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the subsidiary is in place.
(3)The Fund administration fee is paid indirectly through the management fee.
(4)The Investment Option commenced operations under this Contract as of May 1, 2008. Therefore, the expenses shown are estimated for the current calendar year.
(5)We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits which we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options of other investment portfolios from contracts that we issue or administer. Some advisers may pay us more or less than others, however, the maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options.
(6)The Investment Option has both Class 1 shares and Class 2 shares. Class 2 shares pay a 12b-1 fee of up to 0.25% of its average daily assets. Class 1 shares do not pay a 12b-1 fee.
(7)Not currently available.
(8)Effective December 1, 2007, the administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses, otherwise payable by the Fund, excluding acquired funds' fees and expenses, so that direct operating expenses of the fund do not exceed 0.38% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009.
(9)OpCap Advisors has contractually agreed to reduce the total annual portfolio operating expenses to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio's average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2015. Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.
(10)Acquired fund fees and expenses for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying funds and upon the total annual operating expenses of the institutional shares of these underlying funds. Acquired fund fees and expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above.
(11) PIMCO has contractually agreed to waive the advisory fee and/or administration fee. See the Investment Option prospectus for further information.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

This table describes, in detail, the annual expenses for each of the AZL FusionPortfolios. We show the expenses as a percentage of an Investment Option's average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the AZL FusionPortfolios, and the AZL FusionPortfolios do not pay service fees or 12b-1 fees. The underlying funds of the AZL FusionPortfolios may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

INVESTMENT  MANAGEMENT   RULE   OTHER   TOTAL ACQUIRED FUND    TOTAL ANNUAL OPERATING      AMOUNT OF      TOTAL ANNUAL OPERATING
OPTION         FEES     12B-1  EXPENSES         FEES AND    EXPENSES BEFORE CONTRACTUAL   CONTRACTUAL   EXPENSES AFTER CONTRACTUAL
                        FEES*                 EXPENSES[(2)]    FEE WAIVERS OR EXPENSE     FEE WAIVERS     FEE WAIVERS OR EXPENSE
                                                                   REIMBURSEMENTS             AND             REIMBURSEMENTS
                                                                                         REIMBURSEMENTS
FUSION
PORTFOLIOS
AZL Fusion      .20%      -%       .06%  .26%      1.01%                           1.27%             -%                       1.27%
Balanced
Fund[(1)]
AZL Fusion      .20       -      .05     .25      1.07                  1.32                   -                   1.32
Growth
Fund[(1)]
AZL Fusion      .20       -      .05     .25      1.14                  1.39                   -                   1.39
Moderate
Fund[(1)]

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees.
(1)Allianz Investment Management LLC (AZL), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses (excluding certain fund expenses including, but not limited to, any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.30% through at least April 30, 2009. The operating expenses covered by the expense limitation include fees deducted from fund assets such as audit fees and payments to outside trustees, but do not include the operating expenses of other investment companies in which the funds may invest (acquired fund fees and expenses). Acquired fund fees and expenses are incurred indirectly by the Investment Option(s) through the Investment Option's investment in permitted underlying funds. Accordingly, acquired fees and expenses affect the Investment Option's total returns. The Investment Option is authorized to reimburse AZL for fees previously waived and/or for the cost of other expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. AZL may request and receive reimbursement of fees waived or limited and other reimbursements made by AZL. The Investment Option's ability to reimburse AZL in this manner only applies to fees paid or reimbursement made by AZL within the three fiscal years prior to the date of such reimbursement.
(2)Persons with Contract Value allocated to the AZL FusionPortfolios will also indirectly pay the expenses of the underlying funds. The underlying fund fees and expenses are an estimate. These expenses will vary, depending upon the allocation of assets to individual underlying funds. In addition, it can be expected that underlying funds may be added or deleted as investments, with a resulting change in expenses. The investment advisers to the underlying funds or their affiliates may pay "service fees" to Allianz Life or its affiliates for providing customer service and other administrative services to Contract purchasers. The amount of such fees may vary by underlying fund. The underlying funds may also pay Rule 12b-1 distribution fees to the distributor of the Contracts. The underlying funds do not pay service fees or 12b-1 fees to the AZL FusionPortfolios, and the AZL FusionPortfolios do not pay service fees or 12b-1 fees.



The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX B - CONDENSED FINANCIAL INFORMATION
The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B may be found in the Statement of Additional Information.

Accumulation Unit value (AUV) information corresponding to the highest and lowest combination of charges for the Contract currently offered by this prospectus is listed in the tables below. You can find AUV information corresponding to the additional combinations of charges in the appendix to the Statement of Additional Information.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional Information. The Statement of Additional Information is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.


* KEY TO BENEFIT OPTION                                                                                                  M&E CHARGES
Allianz Vision - Base Contracts......................                                                                    1.40%
Allianz Vision - Base Contracts with the Quarterly Value Death Benefit, Bonus Option and joint Lifetime Plus Payments    2.85%
under the Lifetime Plus Benefit


(Number of Accumulation Units in thousands)


BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL AIM International Equity Fund

1.40%

 12/31/2007    N/A 19.830      240
2.85%

 12/31/2007    N/A 18.264        0
AZL BlackRock Capital Appreciation Fund

1.40%

 12/31/2007    N/A 13.110       84
2.85%

 12/31/2007    N/A 12.611        0
AZL BlackRock Growth Fund

1.40%

 12/31/2007    N/A 13.354      288
2.85%

 12/31/2007    N/A 12.299        0
AZL Columbia Mid Cap Value Fund

1.40%

 12/31/2007    N/A 10.319      116
2.85%

 12/31/2007    N/A 10.071        0
AZL Columbia Small Cap Value Fund

1.40%

 12/31/2007    N/A 12.439       55
2.85%

 12/31/2007    N/A 11.794        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL Columbia Technology Fund

1.40%

 12/31/2007    N/A 10.014      158
2.85%

 12/31/2007    N/A  9.157        0
AZL Davis NY Venture Fund

1.40%

 12/31/2007    N/A 13.555      259
2.85%

 12/31/2007    N/A 12.395        0
AZL Dreyfus Founders Equity Growth Fund

1.40%

 12/31/2007    N/A 11.526      106
2.85%

 12/31/2007    N/A 10.540        0
AZL First Trust Target Double Play Fund

1.40%

 12/31/2007    N/A 10.609      462
2.85%

 12/31/2007    N/A 10.454        0
AZL Franklin Small Cap Value Fund

1.40%

 12/31/2007    N/A 17.485      185
2.85%

 12/31/2007    N/A 16.339        0

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL Fusion Balanced Fund

1.40%

 12/31/2007    N/A 12.121      800
2.85%

 12/31/2007    N/A 11.660        0
AZL Fusion Growth Fund

1.40%

 12/31/2007    N/A 12.813     1535
2.85%

 12/31/2007    N/A 12.326        0
AZL Fusion Moderate Fund

1.40%

 12/31/2007    N/A 12.396     1150
2.85%

 12/31/2007    N/A 11.924        0
AZL Jennison 20/20 Focus Fund

1.40%

 12/31/2007    N/A 14.871      169
2.85%

 12/31/2007    N/A 14.305        0
AZL JPMorgan Large Cap Equity Fund

1.40%

 12/31/2007    N/A 11.662       99
2.85%

 12/31/2007    N/A 10.665        0
AZL JPMorgan U.S. Equity Fund

1.40%

 12/31/2007    N/A 12.939       81
2.85%

 12/31/2007    N/A 12.268        0
AZL Money Market Fund

1.40%

 12/31/2007    N/A 11.125      661
2.85%

 12/31/2007    N/A  9.918        0
AZL NACM International Fund

1.40%

 12/31/2007    N/A  9.471       74
2.85%

 12/31/2007    N/A  9.379        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL OCC Opportunity Fund

1.40%

 12/31/2007    N/A 16.672       85
2.85%

 12/31/2007    N/A 15.355        0
AZL Oppenheimer Global Fund

1.40%

 12/31/2007    N/A 15.236      170
2.85%

 12/31/2007    N/A 14.446        0
AZL Oppenheimer International Growth Fund

1.40%

 12/31/2007    N/A 20.503      198
2.85%

 12/31/2007    N/A 18.750        0
AZL PIMCO Fundamental IndexPLUS Total Return Fund

1.40%

 12/31/2007    N/A 11.654        6
2.85%

 12/31/2007    N/A 11.374        0
AZL S&P 500 Index Fund

1.40%

 12/31/2007    N/A  9.882      184
2.85%

 12/31/2007    N/A  9.786        0
AZL Schroder Emerging Markets Equity Fund

1.40%

 12/31/2007    N/A 13.455      392
2.85%
 12/31/2007    N/A 13.132        0
AZL Schroder International Small Cap Fund

1.40%

 12/31/2007    N/A  9.243      192
2.85%

 12/31/2007    N/A  9.153        0
AZL Small Cap Stock Index Fund

1.40%

 12/31/2007    N/A  9.329      122
2.85%

 12/31/2007    N/A  9.239        0

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL TargetPLUS Balanced Fund

1.40%

 12/31/2007    N/A 10.116       99
2.85%

 12/31/2007    N/A 10.018        0
AZL TargetPLUS Equity Fund

1.40%

 12/31/2007    N/A 10.524      488
2.85%

 12/31/2007    N/A 10.371        0
AZL TargetPLUS Growth Fund

1.40%

 12/31/2007    N/A  9.939      767
2.85%

 12/31/2007    N/A  9.843        0
AZL TargetPLUS Moderate Fund

1.40%

 12/31/2007    N/A 10.080      289
2.85%

 12/31/2007    N/A  9.982        0
AZL Turner Quantitative Small Cap Growth Fund

1.40%

 12/31/2007    N/A 12.772       35
2.85%

 12/31/2007    N/A 12.286        0
AZL Van Kampen Comstock Fund

1.40%

 12/31/2007    N/A 12.386      130
2.85%

 12/31/2007    N/A 11.243        0
AZL Van Kampen Equity and Income Fund

1.40%

 12/31/2007    N/A 12.832      452
2.85%

 12/31/2007    N/A 12.167        0
AZL Van Kampen Global Franchise Fund

1.40%

 12/31/2007    N/A 19.359      276
2.85%

 12/31/2007    N/A 18.091        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL Van Kampen Global Real Estate Fund

1.40%

 12/31/2007    N/A 10.852      194
2.85%

 12/31/2007    N/A 10.591        0
AZL Van Kampen Growth and Income Fund

1.40%

 12/31/2007    N/A 14.291      105
2.85%

 12/31/2007    N/A 12.973        0
AZL Van Kampen Mid Cap Growth Fund

1.40%

 12/31/2007    N/A 16.193      253
2.85%

 12/31/2007    N/A 14.699        0
Davis VA Financial Portfolio

1.40%

 12/31/2007    N/A 15.832       42
2.85%

 12/31/2007    N/A 14.114        0
Franklin Global Communications Securities Fund

1.40%

 12/31/2007    N/A 31.356       54
2.85%

 12/31/2007    N/A 23.823        0
Franklin High Income Securities Fund

1.40%

 12/31/2007    N/A 25.387       62
2.85%

 12/31/2007    N/A 19.287        0
Franklin Income Securities Fund

1.40%

 12/31/2007    N/A 48.490      437
2.85%

 12/31/2007    N/A 36.840        0
Franklin Templeton VIP Founding Funds Allocation Fund

1.40%

 12/31/2007    N/A  9.246      450
2.85%

 12/31/2007    N/A  9.180        0

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

Franklin U.S. Government Fund

1.40%

 12/31/2007    N/A 26.205       33
2.85%

 12/31/2007    N/A 19.948        0
Franklin Zero Coupon Fund 2010

1.40%

 12/31/2007    N/A 39.978        5
2.85%

 12/31/2007    N/A 30.433        0
Mutual Discovery Securities Fund

1.40%

 12/31/2007    N/A 29.830      287
2.85%

 12/31/2007    N/A 25.375        0
Mutual Shares Securities Fund

1.40%

 12/31/2007    N/A 24.148      677
2.85%

 12/31/2007    N/A 20.541        0
OpCap Mid Cap Portfolio

1.40%

 12/31/2007    N/A 10.583       99
2.85%

 12/31/2007    N/A 10.329        0
PIMCO VIT All Asset Portfolio

1.40%

 12/31/2007    N/A 12.953       73
2.85%

 12/31/2007    N/A 12.281        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

PIMCO VIT CommodityRealReturn Strategy Portfolio

1.40%

 12/31/2007    N/A 12.816      100
2.85%

 12/31/2007    N/A 12.328        0
PIMCO VIT Emerging Markets Bond Portfolio

1.40%

 12/31/2007    N/A 12.287       67
2.85%

 12/31/2007    N/A 11.820        0
PIMCO VIT Global Bond Portfolio (Unhedged)

1.40%

 12/31/2007    N/A 10.440      102
2.85%

 12/31/2007    N/A 10.043        0
PIMCO VIT High Yield Portfolio

1.40%

 12/31/2007    N/A 14.297       57
2.85%

 12/31/2007    N/A 12.746        0
PIMCO VIT Real Return Portfolio

1.40%

 12/31/2007    N/A 12.324       78
2.85%

 12/31/2007    N/A 11.516        0
PIMCO VIT Total Return Portfolio

1.40%

 12/31/2007    N/A 14.986      208
2.85%

 12/31/2007    N/A 13.360        0
Templeton Global Income Securities Fund

1.40%

 12/31/2007    N/A 32.376      113
2.85%

 12/31/2007    N/A 24.843        0
Templeton Growth Securities Fund

1.40%

 12/31/2007    N/A 29.538      482
2.85%

 12/31/2007    N/A 24.178        0

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX C - TARGET VALUE CALCULATION AND EXAMPLES
If your Contract includes one of the Target Date Retirement Benefits, we will calculate the Target Value until the benefit terminates and you can only make additional Purchase Payments to the Contract for the first three years after the rider effective date. If your Contract includes the Bonus Option, the bonus will not be included in the portions of the Target Value that are based on Purchase Payments.


CALCULATING THE TARGET VALUE UNDER THE TARGET DATE RETIREMENT BENEFITS
If the rider effective date is the Issue Date, the Target Value on the Issue Date is equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, the Target Value on the rider effective date is equal to the Contract Value on that date.


On each Business Day, we increase the Target Value by the amount of any additional Purchase Payments received that day, and we reduce the Target Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary, we process any increase or decrease to the Target Value due to a Purchase Payment received that day or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Contract Anniversary, the Target Value is equal to the greater of its value on the immediately preceding Business Day or the Contract Value as of that Contract Anniversary.

WHILE A TARGET DATE RETIREMENT BENEFIT APPLIES TO YOUR CONTRACT, ANY WITHDRAWALS TAKEN AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE TARGET VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Target Value, we will deduct more than the amount withdrawn and/or annuitized from the Target Value.


EXAMPLES OF THE TARGET VALUE CALCULATIONS
This example shows how we calculate the Target Value under the Target Date 10 Benefit.


o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Target Date 10 Benefit at issue and you also select the earliest possible Target Value Date, which is the 10th Contract Anniversary. You make no additional Purchase Payments.


                             CONTRACT VALUE TARGET VALUE
 On the Issue Date              $100,000      $100,000
 1st Contract Anniversary       $108,000      $108,000
 2nd Contract Anniversary       $110,000      $110,000
 3rd Contract Anniversary       $102,000      $110,000
 4[ ]th Contract Anniversary    $104,000      $110,000
 5th Contract Anniversary       $109,000      $110,000
 6th Contract Anniversary       $115,000      $115,000
 7th Contract Anniversary       $131,000      $131,000
 8th Contract Anniversary       $121,000      $131,000
 9th Contract Anniversary       $129,000      $131,000
 10th Contract Anniversary      $137,000      $137,000
 11th Contract Anniversary      $126,000      $137,000
 BEFORE A CREDIT
 11th Contract Anniversary      $137,000      $137,000
 AFTER A CREDIT


o On the Issue Date, the Target Value is equal to the total Purchase
  Payment ($100,000).
o At the first Contract Anniversary the Contract Value had increased to $108,000, which is greater than the previous Target Value ($100,000), so the Target Value was increased to equal the Contract Value. The Target Value also increased on the second Contract Anniversary because the Contract Value ($110,000) was greater than the previous Target Value ($108,000).




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o At the third Contract Anniversary, the Contract Value had decreased to $102,000, which is less than the previous Target Value ($110,000), so the Target Value was not increased. On the fourth and fifth Contract Anniversaries, the Contract Value was also less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $110,000.
o At the sixth Contract Anniversary the Contract Value had increased to $115,000, which is greater than the previous Target Value ($110,000), so the Target Value was increased to equal the Contract Value.
o At the seventh Contract Anniversary the Contract Value had increased to $131,000, which is greater than the previous Target Value ($115,000), so the Target Value was increased to equal the Contract Value.
o At the eighth and ninth Contract Anniversaries, the Contract Value was less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $131,000.
o At the tenth Contract Anniversary the Contract Value had increased to $137,000, which is greater than the previous Target Value ($131,000), so the Target Value was increased to equal the Contract Value. The tenth Contract Anniversary is also the initial Target Value Date. Because the Contract Value on the initial Target Value Date was greater than the Target Value, there was no credit on the tenth Contract Anniversary.
o At the eleventh Contract Anniversary, the Contract Value had decreased to $126,000, which is less than the previous Target Value ($137,000), so the Target Value was not increased. The eleventh Contract Anniversary is also the second Target Value Date. Because the Contract Value on the second Target Value Date was less than the Target Value, there was a credit of $11,000 to the Contract Value on the eleventh Contract Anniversary.


EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE TARGET VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal of $9,000 (including the withdrawal charge) in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $109,000.

  The Target Value will be adjusted for the partial withdrawal as follows:
     The previous Target Value...................................$108,000.00
     Reduced proportionately by the percentage of Contract Value withdrawn ($9,000 / $109,000) =  0.08257 x $108,000 = -
       8,917.43.............................................................
  The Target Value after the partial withdrawal.................$  99,082.57
o This Target Value will remain in effect until at least the next Contract Anniversary unless you take another partial withdrawal.






The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX D - INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND
   QUARTERLY REBALANCING
If your Contract includes one of the Target Date Retirement Benefits, we divide your Investment Options into the following four groups. Allianz Life determines the composition of the Investment Option groups. We will not recategorize the groups to which we assigned the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. WHEN AN INVESTMENT OPTION IS CLOSED OR SUBSTITUTED WITHIN ANY OF THE INVESTMENT OPTION GROUPS, WE WILL SEND WRITTEN NOTICE REGARDING THE CLOSING OR SUBSTITUTION 30 DAYS PRIOR TO THE EFFECTIVE DATE OF THE CLOSING OR SUBSTITUTION.

                                            TABLE 1
                                GROUP A INVESTMENT OPTIONS[(1)]
AZL Columbia Small Cap Value Fund         AZL TargetPLUS Moderate Fund
AZL Columbia Technology Fund              AZL Turner Quantitative Small Cap Growth Fund
AZL Franklin Small Cap Value Fund         AZL Van Kampen Global Real Estate Fund
AZL Fusion Growth Fund                    Davis VA Financial Portfolio
AZL OCC Opportunity Fund                  Franklin Global Communications Securities Fund
AZL Schroder Emerging Markets Equity Fund Franklin Income Securities Fund
AZL Schroder International Small Cap Fund Franklin Templeton VIP Founding Funds Allocation Fund
AZL Small Cap Stock Index Fund            PIMCO VIT CommodityRealReturn Strategy Portfolio
AZL TargetPLUS Growth Fund

(1)IF YOU ADDED THE TARGET DATE RETIREMENT BENEFIT TO YOUR CONTRACT BEFORE JANUARY 26, 2009: AZL Fusion Growth Fund, AZL TargetPLUS Growth Fund, AZL TargetPLUS Moderate Fund, and Franklin Templeton VIP Founding Funds Allocation Fund are included in the Group X Investment Options instead of in the Group A Investment Options; and Franklin Income Securities Fund is included in the Group Y Investment Options instead of in the Group A Investment Options.

                               GROUP B INVESTMENT OPTIONS
AZL AIM International Equity Fund       AZL Oppenheimer Global Fund
AZL BlackRock Capital Appreciation Fund AZL Oppenheimer International Growth Fund
AZL BlackRock Growth Fund               AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL Columbia Mid Cap Value Fund         AZL TargetPLUS Equity Fund
AZL Davis NY Venture Fund               AZL Van Kampen Comstock Fund
AZL Dreyfus Founders Equity Growth Fund AZL Van Kampen Global Franchise Fund
AZL S&P 500 Index Fund                  AZL Van Kampen Growth and Income Fund
AZL First Trust Target Double Play Fund AZL Van Kampen Mid Cap Growth Fund
AZL Jennison 20/20 Focus Fund           Mutual Discovery Securities Fund
AZL JPMorgan Large Cap Equity Fund      Mutual Shares Securities Fund
AZL JPMorgan U.S. Equity Fund           OpCap Mid Cap Portfolio
AZL NACM International Fund             Templeton Growth Securities Fund
      GROUP X INVESTMENT OPTIONS                   GROUP Y INVESTMENT OPTIONS
AZL Fusion Moderate Fund                AZL Fusion Balanced Fund
AZL Van Kampen Equity and Income Fund   AZL Money Market Fund
BlackRock Global Allocation V.I. Fund   AZL TargetPLUS Balanced Fund
                                        Franklin High Income Securities Fund
                                        Franklin U.S. Government Fund
                                        Franklin Zero Coupon Fund 2010
                                        PIMCO VIT All Asset Portfolio
                                        PIMCO VIT Emerging Markets Bond Portfolio
                                        PIMCO VIT Global Bond Portfolio (Unhedged)
                                        PIMCO VIT High Yield Portfolio
                                        PIMCO VIT Real Return Portfolio
                                        PIMCO VIT Total Return Portfolio
                                        Templeton Global Income Securities Fund

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

If your Contract includes one of the Target Date Retirement Benefits, we restrict your allocations to the Investment Option groups. The maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows.

                                                             TABLE 2
                                     MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE COMBINED INVESTMENT OPTION GROUPS A, B AND X
                                                  BASED ON THE NUMBER OF YEARS* TO THE INITIAL TARGET VALUE DATE
                                                AND THE COMPARISON OF CONTRACT VALUE (CV) TO THE TARGET VALUE (TV)
NUMBER OF YEARS* TO THE INITIAL CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV = CV
       TARGET VALUE DATE        94%+   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%   10%   4%   <
                                of TV to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to < 4%
                                       94%   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%  10%  of
                                      of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV  of  TV
                                                                                                                           TV
              28+                95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  95%
              27                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  90%
              26                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  90%  85%
              25                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%  85%  80%
              24                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%  80%  75%
              23                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%  75%  70%
              22                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%  70%  65%
              21                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%  65%  60%
              20                 95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%  60%  55%
              19                 95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%  55%  50%
              18                 95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%  50%  45%
              17                 95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%  45%  40%
              16                 95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%  40%  35%
              15                 95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%  35%  35%
              14                 95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%  35%  35%
              13                 95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%  35%  35%
              12                 95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%  35%  35%
              11                 90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%  35%  35%
              10                 85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%  35%  35%
               9                 80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%  35%  35%
               8                 75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               7                 70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               6                 65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               5                 60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               4                 55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               3                 50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               2                 45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               1                 40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
 INITIAL TARGET VALUE DATE AND   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
            BEYOND


* We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete Contract Years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight years from the initial Target Value Date.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

The maximum allowed allocation of Contract Value for Investment Option Group A and minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allowed allocation for the combined Groups A, B and X as follows.

                                                              TABLE 3
WHEN THE MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE   THEN THE MAXIMUM % OF CONTRACT VALUE     AND THE MINIMUM % OF CONTRACT VALUE
                      COMBINED                                     ALLOWED IN                              REQUIRED IN
           GROUPS A, B AND X IS...                                GROUP A IS...                            GROUP Y IS...
                        95%                                            30%                                      5%
                        90%                                            30%                                     10%
                        85%                                            25%                                     15%
                        80%                                            25%                                     20%
                        75%                                            20%                                     25%
                        70%                                            20%                                     30%
                        65%                                            15%                                     35%
                        60%                                            15%                                     40%
                        55%                                            10%                                     45%
                        50%                                            10%                                     50%
                        45%                                             5%                                     55%
                        40%                                             5%                                     60%
                        35%                                             5%                                     65%

We will automatically rebalance your Contract Value in each of the Investment Options on each Quarterly Anniversary until the rider termination date. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. If you choose to allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

On each Quarterly Anniversary we determine the allocation of Contract Value to your selected Investment Options as follows. First we establish the maximum allowable allocation for each Investment Option group. Then we compute the required allocation for each Investment Option group, which is your allocation instructions adjusted downward if necessary to match the maximum allowable allocation. Lastly we will rebalance the Contract Value in your selected Investment Options according to the required allocations.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

COMBINED GROUPS A, B AND X. The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary is the lesser of: a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary; or b) the maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this appendix). Table 2 compares the length of time until the initial Target Value Date and the comparison of the current Contract Value to the current Target Value.


GROUPS A AND Y. We then use Table 3 (which appears earlier in this appendix) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.


COMBINED GROUPS B AND X. Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next in this appendix. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.


We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations, but if they do not comply with the current maximum allowable allocations, we will instead allocate any additional Purchase Payments according to the current required allocation as discussed next in this appendix.


NOTE: UNLESS THE MAXIMUM ALLOWABLE ALLOCATION FOR THE COMBINED GROUPS A, B, AND X CHANGES, THE MAXIMUM ALLOWABLE ALLOCATION FOR GROUP A, AND THE MINIMUM REQUIRED ALLOCATION FOR GROUP Y, WILL NOT CHANGE.

DETERMINING THE REQUIRED GROUP ALLOCATION

YOUR SELECTED ALLOCATIONS COMPLY WITH THE NEW MAXIMUM ALLOWABLE AND NEW MINIMUM REQUIRED ALLOCATIONS. If your selected allocations for Group A, AND the combined Groups B and X, are less than or equal to the new maximum allowable allocations for these groups, the required allocations for the Investment Option groups will be equal to your selected allocations.


YOUR SELECTED ALLOCATION FOR GROUP A COMPLIES WITH THE NEW MAXIMUM ALLOWABLE ALLOCATION, BUT YOUR SELECTED ALLOCATION FOR THE COMBINED GROUPS B AND X EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION. If your selected allocation for Group A is less than or equal to the new maximum allowable allocation for this group, the required allocation of Contract Value for Group A will be equal to your selected allocation. If your selected allocation for the combined Groups B and X is greater than the new maximum allowable allocation for these groups, then we will decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take the excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation) and apply it to Group Y.

YOUR SELECTED ALLOCATION FOR GROUP A EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION AND THERE MAY BE A CHANGE IN THE REQUIRED ALLOCATION FOR THE COMBINED GROUPS B AND X. If your selected allocation for Group A is greater than the new maximum allowable allocation for this group, then we will decrease the required allocation for Group A to equal the new maximum allowable allocation. We will then take the excess allocation from Group A (your selected allocation minus the new maximum allowable allocation) and rebalance it as follows.
  a) If your selected allocation for the combined Groups B and X is less than the new maximum allowable allocation for these groups, the new required allocation will be equal to your selected allocation for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We will then apply any remaining excess allocation from Group A to Group Y.
  b) If your selected allocation for the combined Groups B and X is greater than or equal to the new maximum allowable allocation for these groups, then we will decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take any excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for Groups B and
X. We will then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option group.


NOTE: WE WILL NEVER REALLOCATE MORE CONTRACT VALUE TO GROUP A THAN YOUR SELECTED ALLOCATION INSTRUCTIONS SPECIFY. HOWEVER, WE MAY REALLOCATE MORE CONTRACT VALUE TO THE COMBINED GROUPS B AND X THAN YOUR ALLOCATION INSTRUCTIONS SPECIFY IF WE REMOVE EXCESS CONTRACT VALUE FROM GROUP A.

REBALANCING CALCULATION WITHIN THE INVESTMENT OPTION GROUPS
Within the Investment Option groups, the rebalancing calculation formula is:
  a x (b / c)
  where:
     a =The required group allocation on the current Quarterly Anniversary.
     b =The required allocation for each Investment Option as of the Business
       Day immediately preceding the current Quarterly Anniversary.
     c =The required group allocation as of the Business Day immediately preceding the current Quarterly Anniversary.



The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

Because the allocation to each Investment Option must be a whole number, we will round your required allocation to the nearest whole percentage. Transfers of Contract Value between Investment Options will not change the current required allocation for each Investment Option. In order to change the current required allocation when you make a transfer, you must also change your future allocation instructions (see section 2, Purchase - Allocation of Purchase Payments). Any change you make to your future allocation instructions must comply with the current maximum allowable allocations. We will then treat your future allocation instructions as your required allocation until the earlier of the next Quarterly Anniversary, or the Business Day we process any new allocation instructions.


NOTE:

o IT IS POSSIBLE THAT WE MAY MOVE ALL OF YOUR CONTRACT VALUE OUT OF ONE OR
  MORE OR YOUR SELECTED INVESTMENT OPTIONS DUE TO THE PASSAGE OF TIME AND/OR AS CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU WILL BE NOTIFIED BY TRANSACTION CONFIRMATION OF ANY CHANGE TO YOUR SELECTED ALLOCATION IN THE INVESTMENT OPTION GROUPS. IN ORDER TO CHANGE YOUR SELECTED INVESTMENT OPTION ALLOCATION AFTER NOTIFICATION, YOU MUST CHANGE YOUR ALLOCATION INSTRUCTIONS. YOUR NEW ALLOCATION INSTRUCTIONS ARE SUBJECT TO THE CURRENT INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS.
o UNLESS YOU RESET THE INITIAL TARGET VALUE DATE, THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN GROUP A, AND THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X WILL NEVER INCREASE, REGARDLESS OF CONTRACT VALUE PERFORMANCE.
o IF YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWABLE AMOUNT OF CONTRACT VALUE
  TO THE INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER REALLOCATIONS OF YOUR CONTRACT VALUE IN THESE GROUPS DUE TO THE PASSAGE OF TIME AND/OR AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU CAN NEVER ALLOCATE MORE THAN 30% OF YOUR CONTRACT VALUE TO
  INVESTMENT OPTION GROUP A, OR MORE THAN 95% OF YOUR CONTRACT VALUE TO INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o WE CANNOT REQUIRE YOU TO HAVE LESS THAN 5% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION GROUP A, NOR CAN WE REQUIRE YOU TO HAVE LESS THAN 35% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o INVESTMENT OPTION GROUP Y HAS NO MAXIMUM LIMIT ON THE PERCENTAGE OF
  CONTRACT VALUE YOU CAN ALLOCATE TO IT.
o THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN
  DECREASE AS THE NUMBER OF YEARS UNTIL THE INITIAL TARGET VALUE DATE DECREASES AND AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES. WE LIMIT THE AMOUNT BY WHICH THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN DECREASE IN ANY TWELVE-MONTH PERIOD. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.

EXAMPLES OF QUARTERLY REBALANCING
This example shows how we apply quarterly rebalancing under the Target Date 10 Benefit. We are demonstrating significant losses in your Contract Value in order to illustrate the most possible changes over a short period of time. This may not be an accurate reflection of your actual performance.

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Target Date 10 Benefit at issue and you select the twelfth Contract Anniversary as your initial Target Value Date. Your initial Target Value is equal to your initial Purchase Payment of $100,000. You make no additional Purchase Payments, withdrawals, or transfers and you do not change your selected allocations after the Issue Date.
o On the Issue Date, you have twelve complete Contract Years until the initial Target Value Date, and the Contract Value is equal to the Target Value. On the Issue Date, the maximum allowable allocation of Contract Value to the Investment Options in Group A is 30%, and to the combined Groups A, B, and X it is 95%. The minimum required allocation for Group Y is 5% of Contract Value. You choose to allocate 75% of your Contract Value to the combined Groups A, B and X (with 25% to Group A, and 50% to the combined Groups B and
  X) and 25% of your Contract Value to Group Y. You allocate your Contract Value to the Investment Options as follows.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                    INVESTMENT OPTION GROUP CONTRACT VALUE ALLOCATED TO EACH INVESTMENT OPTION
Investment Option 1            A                                   15%
Investment Option 2            A                                   10%
Investment Option 3            B                                   20%
Investment Option 4            B                                   15%
Investment Option 5            X                                   15%
Investment Option 6            Y                                   25%

o During the first two Contract Years you experience the following performance.


QUARTERLY   CONTRACT   TARGET  CONTRACT   YEARS   MAXIMUM ALLOWED NEW MAXIMUM    NEW MAXIMUM      REQUIRED    REQUIRED    REQUIRED
ANNIVERSARY   VALUE    VALUE   VALUE AS   UNTIL         IN         ALLOWABLE      ALLOWABLE      ALLOCATION  ALLOCATION  ALLOCATION
                                A % OF   INITIAL  COMBINEDGROUPS  ALLOCATION    ALLOCATION FOR       FOR         FOR         FOR
                                TARGET    TARGET  A, B AND X PER      FOR          GROUP A         GROUP A    COMBINED     GROUP Y
                                 VALUE    VALUE       TABLE 2      COMBINED                                    GROUPS
                                           DATE                     GROUPS                                     B AND X
                                                                  A, B AND X
Issue Date  $100,000  $100,000   100%       12          95%           95%            30%             25%         50%         25%
1st         $ 87,000  $100,000    87%       12          85%           85%            25%             25%         50%         25%
2nd         $ 93,000  $100,000    93%       12          90%           85%            25%             25%         50%         25%
3rd         $ 73,000  $100,000    73%       12          75%           80%            25%             25%         50%         25%
4th         $ 89,000  $100,000    89%       11          85%           80%            25%             25%         50%         25%
5th         $ 79,000  $100,000    79%       11          75%           75%            20%             20%         55%         25%
6th         $ 73,000  $100,000    73%       11          70%           70%            20%             20%         50%         30%


o On the first Quarterly Anniversary, your Contract Value has declined to 87% of the Target Value ($87,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 85% (the lesser of the current maximum allowable allocation (95%), or the maximum allowable allocation from Table 2 (85%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 25% and the table would indicate the new minimum required allocation for Group Y has increased to 15%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the second Quarterly Anniversary, your Contract Value has increased to 93% of the Target Value ($93,000 / $100,000). Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 90%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (90%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the third Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X would now decrease to 75% (the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (75%)). However the maximum allowable allocation for the combined Groups A, B, and X cannot decrease by more than 15% in any twelve-month period. Because the maximum allowable allocation for the combined Groups A, B, and X was 95% one year ago, the new maximum allowable allocation for the combined Groups A, B, and X is 80%. According to Table 3, the new maximum allowable allocation for Group A remains at 25% and the table would indicate the new minimum required allocation for Group Y has increased to 20%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o On the fourth Quarterly Anniversary, your Contract Value has increased to 89% of the Target Value ($89,000 / $100,000). The fourth Quarterly Anniversary is also the first Contract Anniversary and there is now eleven complete Contract Years until the initial Target Value Date. Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 85%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (85%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the fifth Quarterly Anniversary, your Contract Value has declined to 79% of the Target Value ($79,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 75% (the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (75%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 20%, and the new minimum required allocation for Group Y has increased to 25%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has increased to 55% (the new maximum allowable allocation for the combined Groups A, B and X (75%), less the new required allocation for Group A (20%)). Because your selected allocation for Groups B and X (50%) is less than the new maximum allowable allocation (55%), we will remove the 5% excess allocation from Group A and apply it to the combined Groups B and X. The new required allocation for Groups B and X is 55%. Because we were able to apply all the excess allocation from Group A to the combined Groups B and X, the required allocation for Group Y is equal to your selected allocation. We will then rebalance your Contract Value within the Investment Options as follows.

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION ALLOCATION AFTER THE QUARTERLY REBALANCING
                                                 [A X (B / C)*
Investment Option 1            A              = 20% x (15% / 25%)                      12%
Investment Option 2            A              = 20% x (10% / 25%)                       8%
Investment Option 3            B              = 55% x (20% / 50%)                      22%
Investment Option 4            B              = 55% x (15% / 50%)                      17%
Investment Option 5            X              = 55% x (15% / 50%)                      16%
Investment Option 6            Y              = 25% x (25% / 25%)                      25%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.

o On the sixth Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 70% (the lesser of the current maximum allowable allocation (75%), or the maximum allowable allocation from Table 2 (70%)). According to Table 3, the new maximum allowable allocation for Group A remains at 20%, and the new minimum required allocation for Group Y increases to 30%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for the combined Groups A, B and X is 70% (the lesser of your selected allocation for the combined Groups A, B and X (75%), or the new maximum allowable allocation (70%)). The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has decreased to 50% (the new maximum allowable allocation for the combined Groups A, B and X (70%), less the new required allocation for Group A (20%)). Because your selected allocation for the combined Groups B and X (50%) is already equal to the new maximum allowable allocation (50%), the required allocation for the combined Groups B and X is equal to your selected allocation. Instead we will remove the 5% excess allocation from Group A and apply it to Group Y. We will then rebalance your Contract Value within the Investment Options as follows.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION ALLOCATION AFTER THE QUARTERLY REBALANCING
                                                 [A X (B / C)*
Investment Option 1            A              = 20% x (12% / 20%)                      12%
Investment Option 2            A              = 20% x (8% / 20%)                        8%
Investment Option 3            B              = 50% x (22% / 55%)                      20%
Investment Option 4            B              = 50% x (17% / 55%)                      15%
Investment Option 5            X              = 50% x (16% / 55%)                      15%
Investment Option 6            Y              = 30% x (25% / 25%)                      30%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.


APPENDIX E - QUARTERLY ANNIVERSARY VALUE CALCULATION AND EXAMPLES
If your Contract includes the Quarterly Value Death Benefit and/or the Lifetime Plus Benefit, we will calculate a Quarterly Anniversary Value under each of these optional benefits. While the Quarterly Anniversary Value under these benefits uses the same general formula, they could result in different amounts if you select the Quarterly Value Death Benefit at Contract issue but added the Lifetime Plus Benefit to your Contract after the Issue Date. However, if you select both benefits on the Issue Date, then the Quarterly Anniversary Values under each optional benefit will be the same until you begin taking Lifetime Plus Payments. Once you begin taking Lifetime Plus Payments, we no longer calculate the Quarterly Anniversary Value under the Lifetime Plus Benefit.


CALCULATING THE QUARTERLY ANNIVERSARY VALUE UNDER THE LIFETIME PLUS BENEFIT
We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person's 91st birthday or the Benefit Date on which Lifetime Plus Payments begin. WE NO LONGER CALCULATE THE QUARTERLY ANNIVERSARY VALUE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the Quarterly Anniversary Value will cease to exist and Lifetime Plus Payments will no longer be available to you.


If the rider effective date is the Issue Date, the Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Contract Value on that date.

On each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary, we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day after we do the following calculation. On each Quarterly Anniversary, the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

ANY WITHDRAWALS TAKEN BEFORE THE BENEFIT DATE AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

CALCULATING THE QUARTERLY ANNIVERSARY VALUE UNDER THE QUARTERLY VALUE DEATH BENEFIT
WE ONLY CALCULATE THE QUARTERLY ANNIVERSARY VALUE UNTIL THE BUSINESS DAY DURING WHICH WE RECEIVE, IN GOOD ORDER AT OUR SERVICE CENTER, BOTH DUE PROOF OF DEATH AND AN ELECTION OF THE DEATH BENEFIT PAYMENT OPTION.

IF YOUR CONTRACT INCLUDES THE LIFETIME PLUS BENEFIT, THEN ON AND AFTER THE BENEFIT DATE (THE DATE YOU BEGIN TO RECEIVE LIFETIME PLUS PAYMENTS) EACH LIFETIME PLUS PAYMENT AND EXCESS WITHDRAWAL WILL REDUCE THE QUARTERLY


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

ANNIVERSARY VALUE PROPORTIONATELY BY THE PERCENTAGE OF CONTRACT VALUE WITHDRAWN (INCLUDING ANY WITHDRAWAL CHARGE).

The Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

On each Business Day we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals include Lifetime Plus Payments and Excess Withdrawals.

On each Quarterly Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual) we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Quarterly Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual), the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

Beginning with the Quarterly Anniversary that occurs on or after the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual), we calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary.


ANY WITHDRAWALS (INCLUDING LIFETIME PLUS PAYMENTS AND EXCESS WITHDRAWALS) AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.


EXAMPLES OF THE QUARTERLY ANNIVERSARY VALUE CALCULATIONS
This example shows how we calculate the Quarterly Anniversary Value under the Quarterly Value Death Benefit and the Lifetime Plus Benefit.

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Lifetime Plus Benefit and the Quarterly Value Death Benefit at issue. You are the only Owner, the sole Covered Person, and are age 69 or younger on the Issue Date. You make no additional Purchase Payments.

                                      CONTRACT VALUE QUARTERLY ANNIVERSARY VALUE
On the Issue Date                           $100,000          $100,000
End of 1st Quarter, 1st Contract Year      $  98,000          $100,000
End of 2nd Quarter, 1st Contract Year       $102,000          $102,000
End of 3rd Quarter, 1st Contract Year       $104,000          $104,000
1st Contract Anniversary                    $103,000          $104,000
End of 1st Quarter, 2nd Contract Year       $106,000          $106,000

o On the Issue Date, the Quarterly Anniversary Value is equal to total
  Purchase Payment ($100,000).
o At the end of the Contract's first Quarter, the Contract Value had decreased to $98,000, which is less than the previous Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was not increased.
o At the end of the Contract's second Quarter, the Contract Value had increased to $102,000, which is greater than the previous Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.
o At the end of the Contract's third Quarter, the Contract Value had increased to $104,000, which is greater than the previous Quarterly Anniversary Value ($102,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.
o At the first Contract Anniversary, the Contract Value had decreased to $103,000, which is less than the previous Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was not increased.
o At the end of the first Quarter of the second Contract Year, the Contract Value had increased to $106,000, which is greater than the previous Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.





The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE QUARTERLY ANNIVERSARY VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal (including the withdrawal charge) of $9,000 in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $103,000. You have not begun receiving Lifetime Plus Payments.
  The Quarterly Anniversary Value will be adjusted for the partial withdrawal as follows:
     The previous Quarterly Anniversary Value....................$104,000.00
     Reduced proportionately by the percentage of Contract Value withdrawn ($9,000 / $103,000) =  0.08738 x $104,000 = -
       9,087.38.............................................................
  The Quarterly Anniversary Value after the partial withdrawal$
     94,912.62..............................................................
o This Quarterly Anniversary Value will remain in effect until at least the next Quarterly Anniversary unless you take another partial withdrawal.
o All withdrawals, including those made under the free withdrawal privilege, Lifetime Plus Payments or Excess Withdrawals will reduce the Quarterly Anniversary Value in exactly the same manner, which is proportionately based on the percentage of Contract Value withdrawn (including any withdrawal charge).


APPENDIX F - CALCULATIONS AND EXAMPLES OF THE 5% ANNUAL INCREASE AND ENHANCED 10-YEAR VALUE UNDER THE LIFETIME PLUS BENEFIT
CALCULATING THE 5% ANNUAL INCREASE
We only calculate the 5% Annual Increase before the older Covered Person's 91st birthday and before you exercise the Lifetime Plus Benefit or take a Full Annuitization. WE NO LONGER CALCULATE THE 5% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not exercised the Lifetime Plus Benefit before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the 5% Annual Increase will cease to exist and the Lifetime Plus Benefit will no longer be available to you.

If you select the Lifetime Plus Benefit at issue, the 5% Annual Increase on the Issue Date is the Purchase Payments received on the Issue Date. If you select the Lifetime Plus Benefit after issue, or upon a reset of the 5% Annual Increase, the 5% Annual Increase on the rider effective date or reset anniversary is equal to the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day before the tenth Contract Anniversary (or, if applicable, the tenth Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable) we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary before the tenth Contract Anniversary (or, if applicable, the tenth Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable) we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary (or, if applicable, the first Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable), the 5% Annual Increase is equal to the following:
  b + [1.05 x (a - b)]
  where:
     a =The 5% Annual Increase as of the immediately preceding Business Day.
     b =Purchase Payments* received during the last Contract Year. However, if you selected the Lifetime Plus Benefit at issue and you did not reset the 5% Annual Increase, we will exclude any Purchase Payments received within 90 days of the Issue Date.

On the second through ninth Contract Anniversaries (or, if applicable, on the second through ninth Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable), the 5% Annual Increase is equal to the following.
  d + [1.05 x (c - d + (0.05 x e))]




The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009
  where:
     c =The 5% Annual Increase as of the immediately preceding Business Day.
     d =Purchase Payments* received during the last Contract Year.
     e =Purchase Payments* received during the Contract Year that began two years ago. However, if you selected the Lifetime Plus Benefit at issue and did not reset the 5% Annual Increase, then on the second Contract Anniversary we may exclude any Purchase Payments received within 90 days of the Issue Date.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

On each Business Day on or after the tenth Contract Anniversary (or, if applicable, on or after the tenth Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable) the 5% Annual Increase is equal to the Enhanced 10-Year Value and THE 5% ANNUAL INCREASE WILL NEVER EXCEED THE ENHANCED 10-YEAR VALUE.

CALCULATING THE ENHANCED 10-YEAR VALUE
We only calculate the Enhanced 10-Year Value before the older Covered Person's 91st birthday and before you exercise the Lifetime Plus Benefit or take a Full Annuitization. WE NO LONGER CALCULATE THE ENHANCED 10-YEAR VALUE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not exercised the Lifetime Plus Benefit before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the Enhanced 10-Year Value will cease to exist and the Lifetime Plus Benefit will no longer be available to you.

If you select the Lifetime Plus Benefit at issue and you do not reset the 5% Annual Increase, then the Enhanced 10-Year Value on the Issue Date is two times the Purchase Payments received on the Issue Date. If you select the Lifetime Plus Benefit after issue or if you reset the 5% Annual Increase, then the Enhanced 10-Year Value on the rider effective date or reset anniversary, as applicable, is two times the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day, we increase the Enhanced 10-Year Value by the amount of any additional Purchase Payments received that day, and we reduce the Enhanced 10-Year Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

If you select the Lifetime Plus Benefit at issue and do not reset the 5% Annual Increase, then on the first Contract Anniversary the Enhanced 10-Year Value is equal to the following.
o The Enhanced 10-Year Value as of the immediately preceding Business Day.
o Plus any Purchase Payments* received within 90 days of the Issue Date excluding the payment received on the Issue Date.
o Plus any additional Purchase Payments received on the first Contract Anniversary.
o Reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn on the first Contract Anniversary (including any withdrawal charge).

On the second through tenth Contract Anniversaries (or, if applicable, on the first through tenth Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable) we calculate the Enhanced 10-Year Value in the same way that we do on each Business Day other than a Contract Anniversary.

On the eleventh and later Contract Anniversaries of the Issue Date (or, if applicable, on the eleventh and later Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable) the Enhanced 10-Year Value is equal to the following.
o The Enhanced 10-Year Value as of the immediately preceding Business Day.
o Plus any Purchase Payments* received during the Contract Year that began eleven years ago. If you selected the Lifetime Plus Benefit at issue and did not reset the 5% Annual Increase, then on the eleventh Contract Anniversary only we exclude Purchase Payments received within 90 days of the Issue Date.
o Plus any additional Purchase Payments received on the current Contract Anniversary.
o Reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn on the current Contract Anniversary (including any withdrawal charge).

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

ANY WITHDRAWALS TAKEN BEFORE YOU EXERCISE THE LIFETIME PLUS BENEFIT AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE 5% ANNUAL INCREASE AND THE ENHANCED 10-YEAR VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the 5% Annual Increase and the Enhanced 10-Year Value, we will deduct more than the amount withdrawn and/or annuitized from the 5% Annual Increase and the Enhanced 10-Year Value.

If you reset the 5% Annual Increase, we will change the M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life) to equal the additional M&E charge that is in effect for a newly issued Contract as of the reset anniversary if this amount differs from the current M&E charge on your Contract.

EXAMPLES OF THE 5% ANNUAL INCREASE AND THE ENHANCED 10-YEAR VALUE CALCULATION
o You purchase a Contract with the Lifetime Plus Benefit. You make an initial Purchase Payment of $50,000 on the Issue Date. You make a second Purchase Payment of $50,000 during the third month of the Contract, and you make a third Purchase Payment of $50,000 during the second Contract Year.

                                                                      5% ANNUAL ENHANCED  5% ANNUAL INCREASE USED TO DETERMINE THE
                                                                      INCREASE   10-YEAR                BENEFIT BASE
                                                                                  VALUE
Issue Date                                                            $ 50,000  $100,000*                 $ 50,000
The Business Day we receive the second Purchase Payment in the third  $100,000* $150,000                  $100,000
month
First Contract Anniversary                                            $105,000  $200,000                  $105,000
The Business Day we receive the third Purchase Payment in the second  $155,000  $250,000                  $155,000
Contract Year
Second Contract Anniversary                                           $160,250  $250,000                  $160,250
Third Contract Anniversary                                            $170,888  $250,000                  $170,888
Fourth Contract Anniversary                                           $179,432  $250,000                  $179,432
Fifth Contract Anniversary                                            $188,403  $250,000                  $188,403
Sixth Contract Anniversary                                            $197,824  $250,000                  $197,824
Seventh Contract Anniversary                                          $207,715  $250,000                  $207,715
Eighth Contract Anniversary                                           $218,101  $250,000                  $218,101
Ninth Contract Anniversary                                            $229,006  $250,000                  $229,006
Tenth Contract Anniversary                                            $240,456  $250,000                  $250,000
11th Contract Anniversary                                                       $250,000                  $250,000
12th Contract Anniversary                                                       $300,000                  $300,000

* This value includes all Purchase Payments received in the first 90 days of the Issue Date and is doubled on the 10th anniversary for purposes of the Enhanced 10-Year Value.


o On the Issue Date, the 5% Annual Increase is equal to the Purchase
  Payment received on the Issue Date ($50,000) and the Enhanced 10-Year Value is equal to twice the Purchase Payment received on the Issue Date (2 x $50,000 = $100,000).

o During the third month, on the Business Day we receive the second
  Purchase Payment, we add that payment to both the 5% Annual Increase ($50,000 + $50,000 = $100,000) and the Enhanced 10-Year Value ($100,000 + $50,000 =
  $150,000).

o On the first Contract Anniversary we apply the 5% compounding to the 5% Annual Increase. Since all Purchase Payments were received within 90 days of the Issue Date, the 5% compounding applies to the entire 5% Annual Increase amount (1.05 x $100,000 = $105,000) and we add the second Purchase Payment to the Enhanced 10-Year Value again, thereby doubling that payment ($150,000 + $50,000 = $200,000).

o During the second Contract Year, on the Business Day we receive the third Purchase Payment, we add that payment to both the 5% Annual Increase ($105,000 + $50,000 = $155,000) and the Enhanced 10-Year Value ($200,000 +
  $50,000 = $250,000).

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o On the second Contract Anniversary we apply the 5% compounding to the 5% Annual Increase. However, since we have not had the third Purchase Payment for an entire Contract Year, we do not apply the 5% compounding to the third Purchase Payment ((1.05 x ($155,000 - $50,000)) + $50,000 = $160,250). In
  addition, we will not double the third Purchase Payment under the Enhanced 10-Year Value until we have had it for ten full Contract Years, so the Enhanced 10-Year Value remains at $250,000 on the second Contract Anniversary.

o On the third Contract Anniversary we apply the 5% compounding to the 5%
  Annual Increase. Because we have had the third Purchase Payment for one full Contract Year we now apply 5% compounding to the payment for both the third Contract Anniversary and the second Contract Anniversary (1.05 x ($160,250 + (0.05 x $50,000)) = $170,888). The Enhanced 10-Year Value remains unchanged on the third Contract Anniversary.

o On the fourth through ninth Contract Anniversaries we apply the 5% compounding to the 5% Annual Increase. The Enhanced 10-Year Value remains unchanged during this period because it has been less than ten full Contract Years since we received the third Purchase Payment. On each of these Contract Anniversaries the 5% Annual Increase does not exceed the Enhanced 10-Year Value.
o On the tenth Contract Anniversary the 5% Annual Increase is equal to the Enhanced 10-Year Value ($250,000).
o On the 12th Contract Anniversary we have now had the third Purchase
  Payment for ten full Contract Years, so we add the third payment to the Enhanced 10-Year Value again, thereby doubling that payment ($250,000 + $50,000 = $300,000).

EXAMPLE OF THE EFFECT OF A LARGE ADDITIONAL PURCHASE PAYMENT ON THE ENHANCED 10-YEAR VALUE
This example is intended to show why, if you make a large additional Purchase Payment to the Contract, you may be able to access a higher Benefit Base under the Lifetime Plus Benefit if you instead apply the Purchase Payment to a new Contract.

Assume you purchase a contract with the Lifetime Plus Benefit. You make an initial Purchase Payment of $100,000 on the Issue Date and you make a second Purchase Payment of $100,000 during the second Contract Year and you do not reset the 5% Annual Increase. On the tenth Contract Anniversary the Enhanced 10-Year Value would be $300,000 (twice the initial Purchase Payment, plus the second Purchase Payment; we would not yet have doubled the second payment because we have not had it for ten full Contract Years) and we guarantee that the Benefit Base used to calculate Lifetime Plus Payments as of the tenth Contract Anniversary would be at least $300,000.

Suppose instead you purchase one Contract with the Lifetime Plus Benefit with an initial Purchase Payment of $100,000. Two years later you purchase a second Contract with the Lifetime Plus Benefit with an initial Purchase Payment of $100,000 instead of applying this $100,000 to the first Contract as an additional payment. On the tenth Contract Anniversary after you purchased the first Contract the 5% Annual Increase would equal $200,000 (the Enhanced 10-Year Value) for that Contract and the 5% Annual Increase on the second Contract would be $147,746 ($100,000 compounded by 5% for eight years). We guarantee that the total Benefit Base for both Contracts at this time be at least $347,746, which is more than would have been available to you if you had made two Purchase Payments to one single Contract. However, if you waited until the 12th Contract Anniversary after you made the first Purchase Payment the total 5% Annual Increase under both scenarios would be $400,000 because we would have all the Purchase Payments for at least ten full Contract Years and the payments would, therefore, have doubled.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

APPENDIX G - WITHDRAWAL CHARGE EXAMPLES


All of the following examples assume you purchase a Contract with an initial Purchase Payment of $100,000, you do not select the Short Withdrawal Charge Option or the Bonus Option, and you make no additional Purchase Payments. The free withdrawal privilege for each Contract Year is 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. This means at the beginning of each Contract Year, there would be $12,000 available under the free withdrawal privilege.

FULL WITHDRAWAL WHEN THE CONTRACT VALUE HAS DECLINED DUE TO A LOSS IN
  YOUR SELECTED INVESTMENT OPTIONS:
o You take a full withdrawal in the third Contract Year when the Contract
  Value is $90,000 and the withdrawal charge is 7.5%. You have taken no other withdrawals from the Contract.
o There are no Purchase Payments that are beyond the withdrawal charge period and the free withdrawal privilege does not apply upon a full withdrawal. Because this is a full withdrawal, we assess the withdrawal charge against the entire Withdrawal Charge Basis.

We calculate the withdrawal charge as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments, less any Purchase Payments withdrawn that were subject to a withdrawal charge, less any withdrawal charges = $100,000 -
  $0 - $0 = ..................................................$100,000
  Multiplied by the withdrawal charge........................x    7.5%
       ......................................................$   7,500
Therefore, we would withdraw $90,000 from the Contract and pay you $82,500 ($90,000 less the $7,500 withdrawal charge).

PARTIAL WITHDRAWAL UNDER THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY A FULL
  WITHDRAWAL:
o You take a partial withdrawal of $9,000 in the second Contract Year. The total amount available under the free withdrawal privilege at this time is $12,000. The $9,000 withdrawn is not subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis.
o You take a full withdrawal in the third Contract Year when the Contract
  Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. Because this is a full withdrawal, the free withdrawal privilege does not apply and we will assess the withdrawal charge against the entire Withdrawal Charge Basis.

We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments, less any Purchase Payments withdrawn that were
subject to a withdrawal charge, less any withdrawal charges = $100,000 -
  $0 - $0 = ..................................................$100,000
  Multiplied by the withdrawal charge........................x    7.5%
       ......................................................$   7,500
Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $82,500 ($90,000 less the $7,500 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $91,500.

PARTIAL WITHDRAWAL IN EXCESS OF THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY
  A FULL WITHDRAWAL:
o You take a partial withdrawal of $15,000 in the second Contract Year when the withdrawal charge is 8.5%. The total amount available under the free withdrawal privilege at this time is $12,000, so $3,000 of the withdrawal is subject to a withdrawal charge and will reduce the Withdrawal Charge Basis.

We calculate the withdrawal charge for the partial withdrawal as follows:
  The amount of the withdrawal that is subject to a withdrawal charge$
  3,000...............................................................
  Divided by (1 minus the withdrawal charge percentage).{divide} 0.915
  Total amount withdrawn.......................................$ 3,279
  Total withdrawal charge (amount withdrawn minus the amount requested) =
     $3,279 - $3,000 =........................................$    279
Therefore, we would withdraw $3,279 from the Contract and pay you $3,000.


The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

o Continuing the example, assume you take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. Because this is a full withdrawal, the free withdrawal privilege does not apply and we will assess the withdrawal charge against the entire Withdrawal Charge Basis.
We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments, less any Purchase Payments withdrawn that were
subject to a withdrawal charge, less any withdrawal charges = $100,000 -
  $3,000 - $279 = .............................................$96,721
  Multiplied by the withdrawal charge..........................x  7.5%
       ........................................................$ 7,254
Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $82,746 ($90,000 less the $7,254 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $97,746.

A SERIES OF PARTIAL WITHDRAWALS UNDER THE FREE WITHDRAWAL PRIVILEGE
  FOLLOWED BY A FULL WITHDRAWAL:
o You take the maximum amount available under the free withdrawal privilege each year for five years (total distributions = $60,000). The $60,000 withdrawn is not subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis.
o In the sixth Contract Year, the Contract Value is $11,000. Although the maximum available under the free withdrawal privilege is $12,000, there is only $11,000 of Contract Value available. Assuming you withdraw the $11,000, the free withdrawal privilege will not apply because this is a full withdrawal. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. Because this is a full withdrawal, we will assess the withdrawal charge against the entire Withdrawal Charge Basis. The withdrawal charge in the sixth Contract Year is 4%.

We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments, less any Purchase Payments withdrawn that were
subject to a withdrawal charge, less any withdrawal charges = $100,000 -
  $0 - $0 = ..................................................$100,000
  Multiplied by the withdrawal charge.......................x       4%
       ......................................................$   4,000
Therefore, upon the full withdrawal, we would withdraw $11,000 from the Contract and pay you $7,000 ($11,000 less the $4,000 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $67,000.

Alternatively, the largest available partial withdrawal at this time is $9,000 as this amount would reduce the Contract Value to the minimum required Contract Value of $2,000. If instead of a full withdrawal, you take a partial withdrawal of $9,000, it will not be subject to a withdrawal charge. After two additional years, the initial Purchase Payment will be beyond its withdrawal charge period and you could then withdraw all remaining Contract Value without incurring a withdrawal charge.

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009

FOR SERVICE OR MORE INFORMATION
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your registered representative. Illustrations demonstrate how your Contract Value, cash surrender value and death benefits change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:
  PUBLIC REFERENCE SECTION OF THE COMMISSION
  100 F Street, NE
  Washington, DC 20549

You can contact us at:
  ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
  5701 Golden Hills Drive
  Minneapolis, MN 55416
  (800) 624-0197


If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service
Center:
  ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
  P.O. Box 561
  Minneapolis, MN 55440-0561


  (800) 624-0197

The Allianz Vision[SM] Variable Annuity Contract Prospectus - July 17, 2008, as
                         supplemented January 26, 2009